As filed with the Securities and Exchange Commission on
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January 27, 2020

Registration No. 33-51017
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811-07121

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-1A
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	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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	Pre-Effective Amendment No.	/ /
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	Post-Effective Amendment No. 43	/ X /
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	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
	ACT OF 1940	----
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	Amendment No. 45	/ X /
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	(Check appropriate box or boxes)	----
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PUTNAM ASSET ALLOCATION FUNDS
(Exact name of Registrant as Specified in Charter)

100 Federal Street, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000

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It is proposed that this filing will become effective
(check appropriate box)
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/ /	immediately upon filing pursuant to paragraph (b)
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/ X /	on January 30, 2020 pursuant to paragraph (b)
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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
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/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.
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ROBERT T. BURNS, Vice President
PUTNAM ASSET ALLOCATION FUNDS
100 Federal Street
Boston, Massachusetts 02110
(Name and address of agent for service)
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Copy to:
BRYAN CHEGWIDDEN, Esquire
ROPES & GRAY LLP
1211 Avenue of the Americas
New York, New York 10036
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This Post-Effective Amendment relates solely to the Registrant's Putnam Dynamic Asset Allocation Growth Fund, Putnam Dynamic Asset Allocation Balanced Fund and Putnam Dynamic Asset Allocation Conservative Fund series. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

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Putnam Dynamic Asset Allocation Funds

Prospectus

1 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, the fund's annual and semiannual reports will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam's website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS P	CLASS R	CLASS R5	CLASS R6	CLASS Y
Putnam Dynamic Asset Allocation Growth Fund	PAEAX	PAEBX	PAECX	—	PASRX	PADEX	PAEEX	PAGYX
Putnam Dynamic Asset Allocation Balanced Fund	PABAX	PABBX	AABCX	—	PAARX	PAADX	PAAEX	PABYX
Putnam Dynamic Asset Allocation Conservative Fund	PACAX	PACBX	PACCX	—	PACRX	PACDX	PCCEX	PACYX

Investment Category: Asset Allocation

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Table of contents

Fund summaries	2
What are each fund’s main investment strategies and related risks?	18
Who oversees and manages the funds?	25
How do the funds price their shares?	26
How do I buy fund shares?	28
How do I sell or exchange fund shares?	37
Policy on excessive short-term trading	40
Distribution plans and payments to dealers	42
Fund distributions and taxes	44
Financial highlights	46
Appendix	60

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Fund summaries

Putnam Dynamic Asset Allocation Growth Fund

Goal

Putnam Dynamic Asset Allocation Growth Fund seeks capital appreciation.

Fees and expenses

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The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 28 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

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Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
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Class P	NONE	NONE
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

2          Prospectus

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.59%	0.25%	0.23%	1.07%
Class B	0.59%	1.00%	0.23%	1.82%
Class C	0.59%	1.00%	0.23%	1.82%
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Class P	0.59%	N/A	0.07%	0.66%
Class R	0.59%	0.50%	0.23%	1.32%
Class R5	0.59%	N/A	0.21%	0.80%
Class R6	0.59%	N/A	0.11%	0.70%
Class Y	0.59%	N/A	0.23%	0.82%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$678	$896	$1,131	$1,806
Class B	$685	$873	$1,185	$1,940
Class B (no redemption)	$185	$573	$985	$1,940
Class C	$285	$573	$985	$2,137
Class C (no redemption)	$185	$573	$985	$2,137
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Class P	$67	$211	$368	$822
Class R	$134	$418	$723	$1,590
Class R5	$82	$255	$444	$990
Class R6	$72	$224	$390	$871
Class Y	$84	$262	$455	$1,014

Portfolio turnover

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The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 117%.

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Prospectus          3

Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic allocation	Range
Equity	80%	65-95%
Fixed Income	20%	5-35%

We invest mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

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If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

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Our allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on

4          Prospectus

payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Annual total returns for class A shares before sales charges

Prospectus          5

Average annual total returns after sales charges (for periods ended 12/31/19)

Share class	1 year	5 years	10 years
Class A before taxes	13.85%	5.79%	8.77%
Class A after taxes on distributions	13.41%	4.09%	7.29%
Class A after taxes on distributions and sale of fund shares	8.47%	4.05%	6.69%
Class B before taxes	14.85%	5.93%	8.77%
Class C before taxes	18.91%	6.25%	8.60%
Class P before taxes*	21.28%	7.43%	9.74%
Class R before taxes	20.50%	6.78%	9.14%
Class R5 before taxes*	21.09%	7.33%	9.69%
Class R6 before taxes*	21.24%	7.44%	9.78%
Class Y before taxes	21.05%	7.31%	9.68%
Russell 3000 Index** (no deduction for fees, expenses or taxes)	31.02%	11.24%	13.42%
Putnam Growth Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	24.83%	8.81%	10.17%

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*	Performance for class R5 and class R6 shares prior to their inception (7/2/12) and for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5, class R6 and class P shares; had it, returns would have been higher.
**	Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.

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The Putnam Growth Blended Benchmark is an unmanaged index administered by Putnam Management, 60% of which is the Russell 3000 Index, 15% of which is the MSCI EAFE Index (ND), 15% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI Emerging Markets Index (ND).

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After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

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Portfolio managers

Robert Schoen
Chief Investment Officer, Global Asset
Allocation, portfolio manager of the
fund since 2002

James Fetch
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

Brett Goldstein
Portfolio Manager, portfolio manager
of the fund since 2019

Jason Vaillancourt
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

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6          Prospectus

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 17.

Putnam Dynamic Asset Allocation Balanced Fund

Goal

Putnam Dynamic Asset Allocation Balanced Fund seeks total return. Total return is composed of capital appreciation and income.

Fees and expenses

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The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 28 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

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Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
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Class P	NONE	NONE
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Prospectus          7

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

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Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.52%	0.25%	0.21%	0.98%
Class B	0.52%	1.00%	0.21%	1.73%
Class C	0.52%	1.00%	0.21%	1.73%
Class P	0.52%	N/A	0.07%	0.59%
Class R	0.52%	0.50%	0.21%	1.23%
Class R5	0.52%	N/A	0.21%	0.73%
Class R6	0.52%	N/A	0.11%	0.63%
Class Y	0.52%	N/A	0.21%	0.73%

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*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

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Share class	1 year	3 years	5 years	10 years
Class A	$669	$869	$1,086	$1,707
Class B	$676	$845	$1,139	$1,842
Class B (no redemption)	$176	$545	$939	$1,842
Class C	$276	$545	$939	$2,041
Class C (no redemption)	$176	$545	$939	$2,041
Class P	$60	$189	$329	$738
Class R	$125	$390	$676	$1,489
Class R5	$75	$233	$406	$906
Class R6	$64	$202	$351	$786
Class Y	$75	$233	$406	$906

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 137%.

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8          Prospectus

Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic allocation	Range
Equity	60%	45-75%
Fixed Income	40%	25-55%

We invest mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

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If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

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Our allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default

Prospectus          9

on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Annual total returns for class A shares before sales charges

10          Prospectus

Average annual total returns after sales charges (for periods ended 12/31/19)

Share class	1 year	5 years	10 years
Class A before taxes	10.56%	4.81%	7.89%
Class A after taxes on distributions	9.95%	3.34%	6.69%
Class A after taxes on distributions and sale of fund shares	6.46%	3.36%	6.05%
Class B before taxes	11.55%	4.95%	7.88%
Class C before taxes	15.50%	5.28%	7.73%
Class P before taxes*	17.79%	6.43%	8.85%
Class R before taxes	17.10%	5.81%	8.26%
Class R5 before taxes*	17.64%	6.34%	8.80%
Class R6 before taxes*	17.75%	6.45%	8.89%
Class Y before taxes	17.63%	6.33%	8.80%
Russell 3000 Index** (no deduction for fees, expenses or taxes)	31.02%	11.24%	13.42%
Putnam Balanced Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	21.37%	7.73%	9.13%

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*	Performance for class R5 and class R6 shares prior to their inception (7/2/12) and for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5, class R6 and class P shares; had it, returns would have been higher.
**	Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.

The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Management, 50% of which is the Russell 3000 Index, 35% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND) and 5% of which is the JPMorgan Developed High Yield Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

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Portfolio managers

Robert Schoen
Chief Investment Officer, Global Asset
Allocation, portfolio manager of the
fund since 2002

James Fetch
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

Brett Goldstein
Portfolio Manager, portfolio manager
of the fund since 2019

Prospectus          11

Jason Vaillancourt
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

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Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 17.

Putnam Dynamic Asset Allocation Conservative Fund

Goal

Putnam Dynamic Asset Allocation Conservative Fund seeks total return consistent with preservation of capital. Total return is composed of capital appreciation and income.

Fees and expenses

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The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 28 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
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Class P	NONE	NONE
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

12          Prospectus

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

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Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.52%	0.25%	0.23%	1.00%
Class B	0.52%	1.00%	0.23%	1.75%
Class C	0.52%	1.00%	0.23%	1.75%
Class P	0.52%	N/A	0.08%	0.60%
Class R	0.52%	0.50%	0.23%	1.25%
Class R5	0.52%	N/A	0.19%	0.71%
Class R6	0.52%	N/A	0.12%	0.64%
Class Y	0.52%	N/A	0.23%	0.75%

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*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

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Share class	1 year	3 years	5 years	10 years
Class A	$671	$875	$1,096	$1,729
Class B	$678	$851	$1,149	$1,864
Class B (no redemption)	$178	$551	$949	$1,864
Class C	$278	$551	$949	$2,062
Class C (no redemption)	$178	$551	$949	$2,062
Class P	$61	$192	$335	$750
Class R	$127	$397	$686	$1,511
Class R5	$73	$227	$395	$883
Class R6	$65	$205	$357	$798
Class Y	$77	$240	$417	$930

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 173%.

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Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic allocation	Range
Equity	30%	15-45%
Fixed Income	70%	55-85%

We invest mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

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If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

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Our allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default

14          Prospectus

on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Annual total returns for class A shares before sales charges

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Average annual total returns after sales charges (for periods ended 12/31/19)

Share class	1 year	5 years	10 years
Class A before taxes	5.39%	2.94%	5.45%
Class A after taxes on distributions	4.57%	1.77%	4.28%
Class A after taxes on distributions and sale of fund shares	3.38%	1.94%	3.95%
Class B before taxes	5.99%	3.01%	5.46%
Class C before taxes	10.06%	3.38%	5.29%
Class P before taxes*	12.31%	4.51%	6.40%
Class R before taxes	11.59%	3.90%	5.84%
Class R5 before taxes*	12.19%	4.47%	6.39%
Class R6 before taxes*	12.25%	4.53%	6.45%
Class Y before taxes	12.02%	4.39%	6.35%
Bloomberg Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
Putnam Conservative Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	15.14%	5.53%	6.61%

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*	Performance for class R5 and class R6 shares prior to their inception (7/2/12) and for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5, class R6 and class P shares; had it, returns would have been higher.

The Putnam Conservative Blended Benchmark is an unmanaged index administered by Putnam Management, 65% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 25% of which is the Russell 3000 Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI EAFE Index (ND).

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

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Portfolio managers

Robert Schoen
Chief Investment Officer, Global Asset
Allocation, portfolio manager of the
fund since 2002

James Fetch
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

Brett Goldstein
Portfolio Manager, portfolio manager
of the fund since 2019

Jason Vaillancourt
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

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16          Prospectus

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Important Additional Information About All Funds

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

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When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

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Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

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What are each fund’s main investment strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summaries, we pursue each fund’s goal by adjusting portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal.

There are three funds in the Putnam Global Asset Allocation suite. These funds pursue their goals by making strategic allocations to equity and fixed income asset classes, and by adjusting these allocations dynamically within certain specified ranges as market conditions change.

EQUITY INVESTMENTS

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  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries or sectors.

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The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the

18          Prospectus

company, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, lack profitability or depend on a small management group. Stocks of these companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. In addition, stocks of small and midsize companies, at times, may not perform as well as stocks of larger companies or the stock market in general, and may be out of favor with investors for varying periods of time. Small companies in foreign countries could be relatively smaller than those in the United States.

FIXED INCOME INVESTMENTS

  Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, a fund might not benefit from any increase in value as a result of declining interest rates.

  Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of each fund’s total assets (but not more than a fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or that are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Fund’s total assets in debt investments rated lower than BB or its equivalent. We may invest up to 5% of a fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each rating agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced (or increased) after we buy it.

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Investments rated below BBB or its equivalent are below-investment-grade in quality and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

  Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed

20          Prospectus

securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

BOTH ASSET CLASSES

  Foreign investments. Each fund may invest in the securities of foreign companies, but the Growth Fund invests a greater portion of its assets in foreign securities than the other two funds. Foreign investments involve certain special risks, including:
—	Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.
—	Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.
—	Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Foreign securities may trade on markets that are closed when U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available.
—	Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.
—	Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that become distressed. For the same reason, we may at times find it difficult to value the funds’ foreign investments.
—	Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.
—	Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

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The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

  Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long or short term interest rates (in the United States or abroad) or to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

In addition, derivatives positions that offset each other may be netted together for purposes of our policy on strategic allocation between stocks and bonds.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide a fund with investment exposure greater than the value of a fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the

22          Prospectus

other party to the derivatives transaction will not meet its obligations. For further information about additional types and risks of derivatives and the funds’ asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Liquidity and illiquid investments. We may invest up to 15% of a fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining a fund’s net asset value. We may not be able to sell a fund’s investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.

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  Market risk. The value of investments in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including, perceptions about monetary policy, interest rates or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); and factors related to a specific issuer, asset class, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
  Model risk. We use proprietary models and data supplied by third parties. We use models and data to, among other things, identify and assess trends and market opportunities and provide risk management insights. We regularly enhance and update our models to reflect developing research, fundamental analysis, and access to new data. If the quantitative models or data used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and may cause the fund to underperform its benchmark or other funds with a similar investment goal, and the fund may realize losses. In addition, models may incorrectly forecast future behavior, leading to potential losses. Use of these models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the fund.

All models require data. Some of the models that we may use are typically constructed based on historical data, and the success of these models is dependent largely on the accuracy and reliability of the supplied historical data. If incorrect data is entered into a model, the resulting output will be incorrect.

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  Other investments. In addition to the main investment strategies described above, a fund may make other types of investments, such as investments in preferred stocks, convertible securities, bank loans and hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index). Each fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

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  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of a fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent a fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.
  Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided in the prospectus or SAI.
  Portfolio turnover rate. A fund’s portfolio turnover rate measures how frequently a fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that a fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. Each fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

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  Portfolio holdings. The SAI includes a description of a fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed monthly beginning on the 8th business day after the end of each month. This information will remain available on the website at least until a fund files a Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

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Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the funds or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
100 Federal Street
Boston, MA 02110

The funds’ investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business.

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The basis for the Trustees’ approval of each fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in each fund’s annual report to shareholders dated September 30, 2019.

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Each fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to each fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The Growth Fund, Balanced Fund and Conservative Fund paid Putnam Management a management fee (after any applicable waivers) of 0.59%, 0.52% and 0.52%, respectively, of average net assets for each fund’s last fiscal year.

Putnam Management’s address is 100 Federal Street, Boston, MA 02110.

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Putnam Management has retained its affiliate PIL to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the funds) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

Putnam Management and PIL have retained their affiliate PAC to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. PAC is not currently managing any fund assets. If PAC were to manage any fund assets, Putnam Management or PIL, as applicable (and not the funds), would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at 100 Federal Street, Boston, MA 02110, with additional investment management personnel located in Singapore.

Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the funds or provide other investment services, consistent with local regulations.

  Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of each fund’s portfolio.
Portfolio managers	Joined funds	Employer	Positions over past five years
Robert Schoen	2002	Putnam Management 1997 – Present	Chief Investment Officer, Global Asset Allocation Previously, Co-Head of Global Asset Allocation
James Fetch	2008	Putnam Management 1994 – Present	Co-Head of Global Asset Allocation
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Brett Goldstein	2019	Putnam Management 2010 – Present	Portfolio Manager Previously, Analyst
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Jason Vaillancourt	2008	Putnam Management 1999 – Present	Co-Head of Global Asset Allocation

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

How do the funds price their shares?

The price of a fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

26          Prospectus

Each fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market.

Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by each fund’s Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of a fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE, and the closing prices for securities in those markets or exchanges may not reflect events that occur after the close but before the scheduled close of regular trading on the NYSE. As a result, each fund has adopted fair value pricing procedures, which, among other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market, after the close of the foreign securities markets, that exceeds a specified threshold that may change from time to time. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the scheduled close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.

Each fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

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How do I buy fund shares?

Opening an account

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You can open a fund account and purchase class A, B and C shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

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Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

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Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

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If you participate in an employer-sponsored retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of these funds through the plan, including any restrictions or limitations that may apply.

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at the NAV per share determined after confirmation of a purchase order by Putnam Investor Services.

Federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide additional identifying documentation. For trusts, the fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The funds are unable to accept new accounts if any required information is not provided. If Putnam Investor Services cannot verify identifying information after opening your account, the funds reserve the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges. Putnam Investor Services may share identifying information with third parties for the purpose of verification subject to the terms of Putnam’s privacy policy.

28          Prospectus

Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

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This prospectus offers you three classes of fund shares: A, B and C. Employer-sponsored retirement plans may also choose class R, R5 or R6 shares, and certain investors described below may also choose class Y or R6 shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summaries — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a

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fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

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  How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.

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  How much you intend to invest. While investments of less than $100,000 can be made in any share class, class A offers sales charge discounts starting at $50,000.

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  Total expenses associated with each share class. As shown in the section entitled Fund summaries — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 5.75%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)

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  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees.

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Class B shares

  Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.
  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

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  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees.

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Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase

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  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  Convert automatically to class A shares after ten years, thereby reducing future 12b-1 fees, provided that Putnam Investor Services or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available

30          Prospectus

for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least ten years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, Putnam Investor Services or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by Putnam Investor Services or the financial intermediary, which may be shorter or longer than ten years. Investors should consult their financial representative for more information about their eligibility for class C share conversion.

  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

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Class P shares

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge

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  Lower annual expenses, and higher dividends, than class A, B, C or R shares because of no 12b-1 fees and lower investor servicing fees.

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Class R shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge

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  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

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  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees.

Class R5 shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge

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  Lower annual expenses, and higher dividends, than class A, B, C or R shares because of no 12b-1 fees and lower investor servicing fees

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  Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees (Growth Fund and Conservative Fund only)

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  Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees.

Class R6 shares (available only to investors listed below)

  The following investors may purchase class R6 shares:

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—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;

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—	investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

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—	investors purchasing shares through a commission-based platform of a registered broker dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;

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—	corporations, endowments, foundations and other institutional investors that have been approved by Putnam; and
—	unaffiliated investment companies (whether registered or private) that have been approved by Putnam.
  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge

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  Lower annual expenses, and higher dividends, than class A, B, C or R shares because of no 12b-1 fees and lower investor servicing fees

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  Lower annual expenses, and higher dividends, than class R5 or Y shares because of lower investor servicing fees.

Class Y shares (available only to investors listed below)

  The following investors may purchase class Y shares if approved by Putnam:

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—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;

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—	bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;
—	corporate individual retirement accounts (IRAs) administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;
—	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
—	other Putnam funds and Putnam investment products;

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—	investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

32          Prospectus

—	investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and SAI, and that has entered into an agreement with Putnam Retail Management Limited Partnership (PRM) to offer class Y shares through such a program;

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—	clients of a financial representative who are charged a fee for consulting or similar services;

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—	corporations, endowments, foundations, and other institutional investors that have been approved by Putnam;
—	unaffiliated investment companies (whether registered or private) that have been approved by Putnam;

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—	current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and
—	personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

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  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge

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  Lower annual expenses, and higher dividends, than class A, B, C or R shares because of no 12b-1 fees

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  Higher annual expenses, and lower dividends, than class R5 shares because of higher investor servicing fees (Growth Fund and Conservative Fund only)

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  Higher annual expenses and lower dividends than class R6 shares because of higher investor servicing fees.

Initial sales charges for class A shares

	Class A sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%
50,000 but under 100,000	4.71	4.50
100,000 but under 250,000	3.63	3.50
250,000 but under 500,000	2.56	2.50
500,000 but under 1,000,000	2.04	2.00
1,000,000 and above	NONE	NONE

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*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.

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Reducing your class A sales charge

Each fund offers two principal ways for you to qualify for discounts on initial sales charges on class A shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A shares of a fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

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To calculate the total value of your existing accounts and any linked accounts, a fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

34          Prospectus

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  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

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Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.

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  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).

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Prospectus          35

Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

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Class A shares

The following categories of investors are eligible to purchase class A shares without payment of a sales charge:

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(i)	current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;
(ii)	clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);
(iii)	registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);
(iv)	a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

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(v)	clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a retail self-directed brokerage account with or without the imposition of a transaction fee;

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(vi)	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(vii)	shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

36          Prospectus

Class B and class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i)	a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);
(ii)	a redemption of shares that are no longer subject to the CDSC holding period therefor;
(iii)	a redemption of shares that were issued upon the reinvestment of distributions by the fund;

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(iv)	a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Ultra Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires; and

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(v)	in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another

Prospectus          37

Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
  Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial

38          Prospectus

representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%

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A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within twelve months of purchase.

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Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

  Payment information. Each fund typically expects to send you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the fund typically expects to send payment for your shares within three business days after your request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, each fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, each fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, each fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements. For additional information regarding the fund’s lines of credit and interfund lending arrangements, please see the Statement of Additional Information.

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To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. The fund generally expects to use in-kind redemptions only in stressed market conditions or stressed conditions specific to the fund, such as redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. The fund will not use in-kind redemptions for retail investors who hold shares of the fund through a financial intermediary. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value.

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Prospectus          39

Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

  Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing a fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase a fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the

40          Prospectus

fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in a fund’s shares, which will reduce a fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt and securities of smaller companies may be less liquid than higher-rated debt or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities.

  Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in each fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or a fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number,

Prospectus          41

or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. A fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.

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  Limitations on the funds’ policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the funds’ policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

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In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with a fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, a fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the tables of annual fund operating expenses in the section Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

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  Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class R shares. The Trustees currently limit

42          Prospectus

payments on class A and class R shares to 0.25% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class R shares, unlike class B and class C shares, do not convert to class A shares, class R shares may cost you more over time than class B and class C shares. Class P, R5, class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

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  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summaries — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under Fund summaries — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

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Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

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Program servicing payments, which are paid in some instances to dealers in connection with investments in a fund through dealer platforms, and other investment programs, are not expected, with certain limited exceptions, to exceed

Prospectus          43

0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

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You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2019 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

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  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. A fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in a fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes

The Growth Fund, Balanced Fund and Conservative Fund normally distribute any net investment income annually, quarterly and monthly, respectively, and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that a fund properly reports to you as gains

44          Prospectus

from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions that a fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of the relevant fund or other Putnam funds.

Distributions by a fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

A fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, a fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

A fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Prospectus          45

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial highlights

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The financial highlights tables are intended to help you understand a fund’s recent financial performance. Certain information reflects financial results for a single fund share. Effective November 25, 2019, all class M shares of the funds were converted to class A shares of the fund. The total returns represent the rate that an investor would have earned or lost on an investment in a fund, assuming reinvestment of all dividends and distributions. The financial highlights have been audited by PricewaterhouseCoopers LLP. The Independent Registered Public Accounting Firm’s reports and each fund’s financial statements are included in each funds’ annual report to shareholders, which is available upon request.

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46          Prospectus

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Prospectus          47

Financial highlights: Putnam Dynamic Asset Allocation Growth Fund
(For a common share outstanding throughout the period)

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	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [c]
Class A
September 30, 2019	$17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	$15.91	(1.25)	$1,546,131	1.06	1.73	117
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08 [e]	1.32 [e]	216
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	15.05	(1.26)	1,385,646	1.05	1.05	196
Class B
September 30, 2019	$17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	$15.49	(1.98)	$45,144	1.81	.96	117
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83 [e]	.56 [e]	216
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	14.72	(2.02)	84,801	1.80	.28	196
Class C
September 30, 2019	$16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	$14.79	(2.05)	$227,681	1.81	.97	117
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83 [e]	.58 [e]	216
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	14.30	(1.99)	209,239	1.80	.30	196
Class P
September 30, 2019	$18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	$16.16	(.87)	$258,038.65		2.15	117
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
September 30, 2016†	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216
Class R
September 30, 2019	$17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	$15.49	(1.52)	$28,351	1.31	1.47	117
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33 [e]	1.09 [e]	216
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	14.74	(1.50)	12,375	1.30	.80	196
Class R5
September 30, 2019	$17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	$16.11	(.98)	$15,464.79		1.99	117
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81 [e]	1.53 [e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(1.00)	7,051.80		1.31	196

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See notes to financial highlights at the end of this section.

48 Prospectus	Prospectus 49

Financial highlights: Putnam Dynamic Asset Allocation Growth Fund
(Continued)

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	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class R6
September 30, 2019	$18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	$16.16	(.91)	$307,909.69		2.11	117
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71 [e]	1.72 [e]	216
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	15.24	(.94)	59,064.70		1.42	196
Class Y
September 30, 2019	$17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	$16.12	(.99)	$328,736.81		1.98	117
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83 [e]	1.59 [e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(.96)	254,253.80		1.31	196

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*	Not annualized.
†	For the period August 31, 2016 (commencement of operations) to September 30, 2016.
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and brokerage/service arrangements, if any. Also excludes acquired fund fees, if any.
[d]	Portfolio turnover includes TBA purchase and sale commitments.
[e]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

50 Prospectus	Prospectus 51

Financial highlights: Putnam Dynamic Asset Allocation Balanced Fund
(For a common share outstanding throughout the period)

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	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class A
September 30, 2019	$15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	$14.55	1.07	$1,377,682.97		1.92	137
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01 [e]	1.38 [e]	374
September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	13.90	.65	1,205,510.98		1.18	343
Class B
September 30, 2019	$15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	$14.49	.28	$45,740	1.72	1.16	137
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76 [e]	.62 [e]	374
September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	13.85	(.05)	72,356	1.73	.42	343
Class C
September 30, 2019	$15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	$14.11	.28	$251,217	1.72	1.17	137
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76 [e]	.63 [e]	374
September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	13.58	(.09)	208,644	1.73	.43	343
Class P
September 30, 2019	$15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	$14.59	1.41	$227,614.58		2.33	137
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
September 30, 2016†	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374
Class R
September 30, 2019	$15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	$14.42	.83	$31,821	1.22	1.68	137
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26 [e]	1.13 [e]	374
September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	13.81	.39	12,031	1.23	.92	343
Class R5
September 30, 2019	$15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	$14.58	1.26	$10,876.72		2.17	137
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74 [e]	1.72 [e]	374
September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	13.93	.97	256.73		1.46	343


See notes to financial highlights at the end of this section.

52 Prospectus	Prospectus 53

Financial highlights: Putnam Dynamic Asset Allocation Balanced Fund
(Continued)


	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class R6
September 30, 2019	$15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	$14.58	1.36	$307,002.62		2.29	137
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64 [e]	1.75 [e]	374
September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	13.93	1.08	60,489.63		1.55	343
Class Y
September 30, 2019	$15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	$14.58	1.32	$469,860.72		2.17	137
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76 [e]	1.63 [e]	374
September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	13.92	.90	260,604.73		1.43	343


*	Not annualized.
†	For the period August 31, 2016 (commencement of operations) to September 30, 2016.
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.


[d]	Portfolio turnover includes TBA purchase and sale commitments.
[e]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.


54 Prospectus	Prospectus 55

Financial highlights: Putnam Dynamic Asset Allocation Conservative Fund
(For a common share outstanding throughout the period)


	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class A
September 30, 2019	$10.86	.22	.18	.40	(.22)	(.28)	(.50)	$10.76	3.98	$472,811	1.00	2.07	173
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04 [e]	1.44 [e]	614
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	10.46	1.58	463,857	1.02	1.41	559
Class B
September 30, 2019	$10.77	.14	.18	.32	(.14)	(.28)	(.42)	$10.67	3.24	$11,609	1.75	1.31	173
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79 [e]	.68 [e]	614
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	10.39	.94	20,513	1.77	.65	559
Class C
September 30, 2019	$10.71	.14	.18	.32	(.14)	(.28)	(.42)	$10.61	3.27	$108,582	1.75	1.32	173
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79 [e]	.68 [e]	614
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	10.35	.97	79,407	1.77	.66	559
Class P
September 30, 2019	$10.89	.26	.19	.45	(.26)	(.28)	(.54)	$10.80	4.48	$144,175.60		2.47	173
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
September 30, 2016†	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614
Class R
September 30, 2019	$11.17	.20	.18	.38	(.19)	(.28)	(.47)	$11.08	3.69	$10,451	1.25	1.82	173
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29 [e]	1.16 [e]	614
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	10.73	1.38	5,256	1.27	1.16	559
Class R5
September 30, 2019	$10.90	.25	.18	.43	(.25)	(.28)	(.53)	$10.80	4.26	$5,781.71		2.36	173
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73 [e]	1.74 [e]	614
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	10.49	1.98	237.73		1.71	559


See notes to financial highlights at the end of this section.

56 Prospectus	Prospectus 57

Financial highlights: Putnam Dynamic Asset Allocation Conservative Fund
(Continued)


	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class R6
September 30, 2019	$10.90	.26	.19	.45	(.26)	(.28)	(.54)	$10.81	4.42	$116,456.64		2.43	173
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66 [e]	1.78 [e]	614
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	10.50	2.04	16,011.66		1.80	559
Class Y
September 30, 2019	$10.90	.24	.18	.42	(.24)	(.28)	(.52)	$10.80	4.20	$224,159.75		2.32	173
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79 [e]	1.68 [e]	614
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	10.50	1.92	133,945.77		1.66	559


*	Not annualized.
†	For the period August 31, 2016 (commencement of operations) to September 30, 2016.
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Portfolio turnover includes TBA purchase and sale commitments.



[e]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

58 Prospectus	Prospectus 59

Appendix

Financial intermediary specific sales charge waiver information


As described in the prospectus, class A shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. Not all financial intermediaries specify financial intermediary-specific sales charge waiver categories for every share class. For information about sales charges and waivers available for share classes other than those listed below, please see the section “Additional reductions and waivers of sales charges” in the prospectus. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.


AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to class A share purchases if you have an account with or otherwise purchase class A shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing class A shares of the fund through Ameriprise Financial will be eligible for the following front-end sales charge waivers only, which may differ from those disclosed elsewhere in this prospectus or the SAI:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
  Shares purchased through an Ameriprise Financial investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Putnam fund)
  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

60          Prospectus

  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

MERRILL LYNCH

Effective April 10, 2017, if you purchase fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus

Prospectus          61


  Shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)


CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement


  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only)


Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in the fund’s prospectus and SAI
  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on class A Shares available at Morgan Stanley Wealth Management:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

62          Prospectus

  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge


RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Front-end sales load waivers on Class A shares available at Raymond James

  Shares purchased in an investment advisory program.
  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

Prospectus          63

CDSC Waivers on Classes A, B and C shares available at Raymond James

  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
  Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Class A Sales Charge Waivers Available Only Through Specified Intermediaries

As described in the prospectus, class A shares may be purchased at net asset value without payment of a sales charge through a broker-dealer, financial institution, or financial intermediary that has entered into an agreement with Putnam Retail Management to offer shares through a retail self-directed brokerage account with or without the imposition of a transaction fee.

The following intermediaries have entered into such an agreement:

National Financial Services LLC
Charles Schwab & Co., Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC
TD Ameritrade, Inc. and TD Ameritrade Clearing, Inc.
Morgan Stanley Smith Barney LLC

64          Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus          65

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Small Cap Growth Fund

Sustainable Future Fund

Sustainable Leaders Fund

Blend

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Focused Equity Fund

Global Equity Fund

International Capital
Opportunities Fund

International Equity Fund

Multi-Cap Core Fund

Research Fund

Value

Equity Income Fund

International Value Fund

Small Cap Value Fund

Income

Convertible Securities Fund

Diversified Income Trust

Floating Rate Income Fund

Global Income Trust

Government Money Market Fund*

High Yield Fund

Income Fund

Money Market Fund**

Mortgage Opportunities Fund

Mortgage Securities Fund

Short Duration Bond Fund

Ultra Short Duration Income Fund

*	You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
**	You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

66          Prospectus

Tax-exempt

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

State tax-exempt income funds†:

California, Massachusetts, Minnesota,
New Jersey, New York, Ohio,
and Pennsylvania

Absolute Return

Fixed Income Absolute Return Fund

Multi-Asset Absolute Return Fund

Global Sector

Global Health Care Fund

Global Technology Fund

Asset Allocation

George Putnam Balanced Fund

Dynamic Risk Allocation Fund

Global Asset Allocation Funds —
three investment portfolios
that spread your money across a
variety of stocks, bonds, and money
market investments.

Dynamic Asset Allocation
Balanced Fund

Dynamic Asset Allocation
Conservative Fund

Dynamic Asset Allocation
Growth Fund

Retirement Income Fund Lifestyle 1 —
portfolio with managed allocations
to stocks, bonds, and money
market investments to generate
retirement income.

RetirementReady® Funds —
portfolios with adjusting allocations
to stocks, bonds, and money market
instruments, becoming more conservative
over time.

RetirementReady® 2060 Fund

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

Putnam PanAgora Managed
Futures Strategy

Putnam PanAgora Market Neutral Fund

Putnam PanAgora Risk Parity Fund

†	Not available in all states.

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Prospectus          67

For more information about Putnam Dynamic Asset Allocation Funds


The funds’ SAI and annual and semiannual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581. You may access reports and other information about the funds on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may need to refer to a fund’s file number.


Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com


File No. 811-7121	SP059 320082 1/20


Choose how you want to receive the fund’s
annual and semiannual report.

Paperless

1. Log in to your account at putnam.com

2. Under account preferences, select “mailing and paperless options”

Paper reports by mail

Call Putnam at 1-800-225-1581.


	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS
FUND SYMBOLS	A	B	C	P	R	R5	R6	Y

Putnam Dynamic Asset Allocation	PAEAX	PAEBX	PAECX	--	PASRX	PADEX	PAEEX	PAGYX
Growth Fund
Putnam Dynamic Asset Allocation
Balanced Fund	PABAX	PABBX	AABCX	--	PAARX	PAADX	PAAEX	PABYX
Putnam Dynamic Asset Allocation	PACAX	PACBX	PACCX	--	PACRX	PACDX	PCCEX	PACYX
Conservative Fund

Putnam Dynamic Asset Allocation Growth Fund (Growth Fund)

Putnam Dynamic Asset Allocation Balanced Fund (Balanced Fund)

Putnam Dynamic Asset Allocation Conservative Fund (Conservative Fund)
EACH A SERIES OF PUTNAM ASSET ALLOCATION FUNDS

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
1/30/2020

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the funds' annual reports or a prospectus dated 1/30/20, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investments, PO Box 219697, Kansas City, MO 64121-9697.


Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.

sai_6.pdf - 2020/01

sai_7.pdf - 2020/01

sai_8.pdf - 2020/01

I-1

Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-6
PORTFOLIO MANAGERS	I-26
SECURITIES LENDING ACTIVITIES	I-29
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
STATEMENTS	I-30

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-12
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-19
TAXES	II-76
MANAGEMENT	II-92
DETERMINATION OF NET ASSET VALUE	II-114
INVESTOR SERVICES	II-116
SIGNATURE GUARANTEES	II-121
REDEMPTIONS	II-121
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-121
SHAREHOLDER LIABILITY	II-121
DISCLOSURE OF PORTFOLIO INFORMATION	II-122
INFORMATION SECURITY RISKS	II-125
PROXY VOTING GUIDELINES AND PROCEDURES	II-126
SECURITIES RATINGS	II-128
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-132
APPENDIX B - FINANCIAL STATEMENTS	II-154

I-2

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION


The funds are diversified series of Putnam Asset Allocation Funds, a Massachusetts business trust organized on November 4, 1993 (the "Trust"). A copy of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.


The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

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Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of that series or class are entitled to vote. The Trustees may take many actions affecting a fund without shareholder approval, including under certain circumstances merging your fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of the fund.


Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

I-3

Information about the Summary Prospectus, Prospectus, and SAI


Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the funds.


Under the Trust's Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of The Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this

I-4

limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry. (Securities of the U.S. government or its agencies or instrumentalities, or of any foreign government or its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the funds' fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC (Putnam Management), the funds' investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policy, which applies to each fund, may be changed by the Trustees without shareholder approval:


The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.


I-5

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

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CHARGES AND EXPENSES

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Management fees

Under each fund's management contract (the "Management Contract"), each fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

GROWTH FUND

0.750% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.700% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.520% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.515% of any excess thereafter.

BALANCED FUND & CONSERVATIVE FUND

0.680% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.460% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

I-6

0.450% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; and 0.445% of any excess thereafter.

For the past three fiscal years, pursuant to the Management Contract, each fund incurred the following fees:


	Fiscal	Management fee
Fund name	year	paid
Growth Fund	2019	$16,553,174
	2018	$17,420,847
	2017	$15,384,214

Balanced Fund	2019	$14,011,962
	2018	$14,363,414
	2017	$12,913,944

Conservative Fund	2019	$5,543,660
	2018	$5,842,858
	2017	$5,535,024


Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

I-7

		Brokerage
Fund name	Fiscal year	commissions
Growth Fund	2019	$1,684,078
	2018	$1,823,418
	2017	$1,681,799
Balanced Fund	2019	$901,635
	2018	$832,160
	2017	$729,207
Conservative Fund	2019	$319,819
	2018	$298,992
	2017	$203,530



The following table shows transactions placed with brokers and dealers during the most recent fiscal year through which Putnam Management and its affiliates receive brokerage or research services:

	Dollar value of	Percentage of
	these	total	Amount of
Fund name	transactions	transactions	commissions
Growth Fund	$403,408,190	3.71%	$132,241
Balanced Fund	$271,897,792	3.03%	$34,553
Conservative Fund	$78,302,493	1.85%	$10,232

At the end of fiscal 2019, each fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):


I-8

Fund Name	Broker-dealer or affiliates	Value of securities held
Growth Fund	Bank of America Corp.	$3,852,347
	Citigroup, Inc.	$33,344,025
	Credit Suisse Group AG	$818,562
	Goldman Sachs Group, Inc. (The)	$10,712,276
	HSBC Holdings PLC	$399,970
	JPMorgan Chase & Co.	$46,815,447
	Morgan Stanley	$12,827,625
Balanced Fund	Bank of America Corp.	$7,307,350
	Citibank, N.A.	$643,242
	Citigroup, Inc.	$35,836,844
	Credit Suisse Group AG	$1,027,799
	Goldman Sachs Group, Inc. (The)	$13,950,509
	JPMorgan Chase & Co.	$47,179,910
	Morgan Stanley	$15,286,599
Conservative Fund	Bank of America Corp.	$4,871,540
	Citigroup, Inc.	$13,685,777
	Credit Suisse Group AG	$565,340
	Goldman Sachs Group, Inc. (The)	$7,473,339
	JPMorgan Chase & Co.	$17,776,152
	Morgan Stanley	$7,067,508
	Royal Bank of Canada	$1,652,088


Administrative expense reimbursement


The funds reimbursed Putnam Management for administrative services during fiscal 2019, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:


Fund name	Total reimbursement	Portion of total reimbursement for
		compensation and contributions
Growth Fund	$83,594	$57,679
Balanced Fund	$80,155	$55,306
Conservative Fund	$31,929	$22,031

I-9

Trustee responsibilities and fees


The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages each fund’s other affairs and business.

The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2019.

Aggregate
dollar range of
shares held in
all of the
	Dollar range of	Dollar range of	Dollar range of	Putnam funds
	Balanced Fund	Conservative Fund	Growth Fund	overseen by
Name of Trustee	shares owned	shares owned	shares owned	Trustee
Independent Trustees
Liaquat Ahamed	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Barbara M. Baumann	$10,001-$50,000	$1-$10,000	$10,001-$50,000	over $100,000
Katinka Domotorffy	$1-$10,000	$1-$10,000	$10,001-$50,000	over $100,000
Catharine Bond Hill	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Paul L. Joskow	over $100,000	$1-$10,000	$10,001-$50,000	over $100,000
Kenneth R. Leibler	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	over $100,000
George Putnam, III	$50,001-$100,000	$50,001-$100,000	over $100,000	over $100,000
Manoj P. Singh	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Interested Trustee
* Robert L. Reynolds	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the funds and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the funds and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".


I-10

Each Independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Distributions Committee	10
Board Policy and Nominating Committee	6
Brokerage Committee	5
Contract Committee	8
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	7

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2019, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2019.


I-11

COMPENSATION TABLES

Growth Fund

		Pension or	Estimated annual	Total
	Aggregate	retirement benefits	benefits from all	compensation
	compensation	accrued as part of	Putnam funds	from all Putnam
Trustee/Year	from the fund	fund expenses	upon retirement(1)	funds(2)
Independent Trustees
Liaquat Ahamed/2012(3)	$10,810	N/A	N/A	$318,750
Ravi Akhoury/2009	$11,022	N/A	N/A	$325,000
Barbara M. Baumann/2010(3)(4)	$11,872	N/A	N/A	$350,000
Katinka Domotorffy/2012(3)	$11,022	N/A	N/A	$325,000
Catharine Bond Hill/2017(3)	$11,022	N/A	N/A	$325,000
Paul L. Joskow/1997(3)	$11,022	$801	$113,417	$325,000
Kenneth R. Leibler/2006(5)	$15,012	N/A	N/A	$445,000
Robert E. Patterson/1984	$9,971	$1,205	$106,542	$293,750
George Putnam, III/1984(6)	$11,872	$1,295	$130,333	$350,000
Manoj P. Singh/2017	$11,022	N/A	N/A	$325,000
Interested Trustee
Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A

Balanced Fund

		Pension or	Estimated annual	Total
		retirement	benefits from all	compensation
	Aggregate	benefits accrued	Putnam funds	from all
	compensation	as part of fund	upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)
Independent Trustees
Liaquat Ahamed/2012(3)	$10,314	N/A	N/A	$318,750
Ravi Akhoury/2009	$10,516	N/A	N/A	$325,000
Barbara M. Baumann/2010(3)(4)	$11,325	N/A	N/A	$350,000
Katinka Domotorffy/2012(3)	$10,516	N/A	N/A	$325,000
Catharine Bond Hill/2017(3)	$10,516	N/A	N/A	$325,000
Paul L. Joskow/1997(3)	$10,516	$770	$113,417	$325,000
Kenneth R. Leibler/2006(5)	$14,321	N/A	N/A	$445,000
Robert E. Patterson/1984	$9,504	$1,159	$106,542	$293,750
George Putnam, III/1984(6)	$11,325	$1,246	$130,333	$350,000
Manoj P. Singh/2017	$10,516	N/A	N/A	$325,000
Interested Trustee
Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A

I-12

Conservative Fund

		Pension or	Estimated	Total
		retirement	annual benefits	compensation
	Aggregate	benefits accrued	from all Putnam	from all
	compensation	as part of fund	funds upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)
Independent Trustees
Liaquat Ahamed/2012(3)	$4,104	N/A	N/A	$318,750
Ravi Akhoury/2009	$4,184	N/A	N/A	$325,000
Barbara M. Baumann/2010(3)(4)	$4,506	N/A	N/A	$350,000
Katinka Domotorffy/2012(3)	$4,184	N/A	N/A	$325,000
Catharine Bond Hill/2017(3)	$4,184	N/A	N/A	$325,000
Paul L. Joskow/1997(3)	$4,184	$267	$113,417	$325,000
Kenneth R. Leibler/2006(5)	$5,696	N/A	N/A	$445,000
Robert E. Patterson/1984	$3,787	$398	$106,542	$293,750
George Putnam, III/1984(6)	$4,506	$429	$130,333	$350,000
Manoj P. Singh/2017	$4,184	N/A	N/A	$325,000
Interested Trustee
Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.


(2) As of December 31, 2019, there were 91 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2019, the total amounts of deferred compensation payable by each fund, including income earned on such amounts, to these Trustees were:

	Mr. Ahamed	Ms. Baumann	Ms. Domotorffy	Dr. Hill	Dr. Joskow
Growth Fund	$11,842	$11,553	$11,021	$2,871	$55,043
Balanced Fund	$11,338	$11,061	$10,552	$2,749	$52,700
Conservative Fund	$4,776	$4,660	$4,445	$1,158	$22,200

(4) Includes additional compensation to Ms. Baumann for service as Chair of the Audit, Compliance and Distributions Committee.


(5) Includes additional compensation to Mr. Leibler for service as Chair of the Trustees of the Putnam funds.

I-13


(6) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(7) Mr. Reynolds is an "interested person" of the fund and Putnam Management.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership


At December 31, 2019, the officers and Trustees of the funds as a group owned less than 1% of the outstanding shares of each class of each fund, and, except as noted below, no person owned of record or to the knowledge of the funds beneficially 5% or more of any class of shares of the funds.


I-14

Growth Fund

Class	Shareholder name and address	Percentage
		owned
	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
A	499 Washington Blvd.	8.29%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Pershing, LLC
A	1 Pershing Plaza	7.05%
	Jersey City, NJ 07399-0001
	Pershing, LLC
B	1 Pershing Plaza	13.93%
	Jersey City, NJ 07399-0001
	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
B	499 Washington Blvd.	9.75%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	LPL Financial
	Omnibus Customer Account
B	Attn: Lindsay O'Toole	7.82%
	4707 Executive Drive
	San Diego, CA 92121-3091
	American Enterprise Investment Svc
	Fbo # 41999970
C	707 2nd Ave S	23.18%
	Minneapolis. MN 55402-2405
	Wells Fargo Clearing Services, LLC
	Special Custody Account for the
C	Exclusive Benefit of Customer	16.42%
	2801 Market St.
	Saint Louis, MO 63103-2523
	Raymond James
	Omnibus For Mutual Funds
	House Acct Firm 92500015
C	Attn: Courtney Waller	10.64%
	880 Carillon Pkwy
	St. Petersburg, Fl 33716-1100
	Pershing, LLC
C	1 Pershing Plaza	5.64%
	Jersey City, NJ 07399-0001

I-15

Class	Shareholder name and address	Percentage
		owned
	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
C	499 Washington Blvd.	5.64%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
P*	Putnam Retirement Ready 2040 Fund – Class A shares	36.21%
P*	Putnam Retirement Ready 2035 Fund – Class A shares	16.70%
P*	Putnam Retirement Ready 2045 Fund – Class A shares	14.87%
P*	Putnam Retirement Ready 2050 Fund – Class A shares	8.40%
P*	Putnam Retirement Ready 2040 Fund – Class R6 shares	5.39%
	State Street Bank Ttee
	Cust fbo ADP Access
R	1 Lincoln St.	59.70%
	Boston, MA 02111-2901
	Pershing, LLC
R	1 Pershing Plaza	10.22%
	Jersey City, NJ 07399-0001
	MLPF&S For The Sole Benefit of Its Customers
	Attn Fund Administration
R	4800 Deer Lake Dr. E Fl 3	5.69%
	Jacksonville, FL 32246-6484
	Great-West Trust Company, LLC
	Recordkeeping for various benefit plans
R5	8515 E Orchard Rd. 2T2	86.65%
	Greenwood Village, CO 80111-5002
	Matrix Trust Company As Agent For
	Ear Nose & Throat Physicians Of N M
R5	35 Iron Point Cir Ste 300	12.88%
	Folsom, CA 95630-8589
	Great-West Trust Company, LLC
	Employee Benefits Clients 401(k)
R6	8515 E Orchard Rd. 2T2	29.76%
	Greenwood Village, CO 80111-5002
	Great-West Trust Company, LLC
	The Putnam Retirement Plan
R6	8515 E Orchard Rd. 2T2	10.38%
	Greenwood Village, CO 80111-5002

I-16

Class	Shareholder name and address	Percentage
		owned
	State Street Bank Ttee
	Cust fbo ADP Access
	1 Lincoln St.	9.18%
	Boston, MA 02111-2901
	Voya Retirement Insurance & Annuity
	Voya Financial
R6	1 Orange Way	8.76%
	Windsor, CT 06095-4773
	NFS, LLC
	Fbo FIIOC
	As Agent For Qualified Employee Benefit Plans401k
R6	Finops-Ic Funds	6.01%
	100 Magellan Way #Kw1c
	Covington, KY 41015-1987
	Great-West Trust Company LLC
	TTEE San Diego County Schools Fringe 457
R6	8515 E Orchard Rd # 2T2	5.35%
	Greenwood Village, CO 80111-5002
	Great-West Trust Company, LLC
	Employee Benefits Clients 401(k)
Y	8515 E Orchard Rd. 2T2	26.79%
	Greenwood Village, CO 80111-5002
	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
Y	499 Washington Blvd.	10.24%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	American Enterprise Investment Svc
	Fbo # 41999970
Y	707 2nd Ave S	6.56%
	Minneapolis. MN 55402-2405
	Great-West Trust Company, LLC
	Recordkeeping for various benefit plans
Y	8515 E Orchard Rd. 2T2	6.46%
	Greenwood Village, CO 80111-5002
	Pershing, LLC
Y	1 Pershing Plaza	6.22%
	Jersey City, NJ 07399-0001
	State Street Bank & Trust Company
	Fbo Various Retirement Plans
Y	440 Mamaroneck Avenue	5.29%
	Harrison, NY 10528-2418


I-17

* The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.

Balanced Fund

Class	Shareholder name and address	Percentage
		owned
	Pershing, LLC
A	1 Pershing Plaza	8.46%
	Jersey City, NJ 07399-0001
	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
A	499 Washington Blvd.	8.25%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Great-West Trust Company, LLC
	Employee Benefits Clients 401(k)
A	8515 E Orchard Rd. 2T2	7.66%
	Greenwood Village, CO 80111-5002
	Pershing, LLC
B	1 Pershing Plaza	18.54%
	Jersey City, NJ 07399-0001
	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
B	499 Washington Blvd.	17.85%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	MLPF&S For The Sole Benefit of Its Customers
	Attn Fund Administration
B	4800 Deer Lake Dr. E Fl 3	5.54%
	Jacksonville, FL 32246-6484
	American Enterprise Investment Svc
	Fbo # 41999970
B	707 2nd Ave S	5.48%
	Minneapolis. MN 55402-2405
	Wells Fargo Clearing Services, LLC
	Special Custody Account for the
C	Exclusive Benefit of Customer	18.94%
	2801 Market St.
	Saint Louis, MO 63103-2523

I-18

Class	Shareholder name and address	Percentage
		owned
	American Enterprise Investment Svc
	Fbo # 41999970
C	707 2nd Ave S	14.17%
	Minneapolis. MN 55402-2405
	Pershing, LLC
C	1 Pershing Plaza	12.57%
	Jersey City, NJ 07399-0001
	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
C	499 Washington Blvd.	7.24%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	LPL Financial
	Omnibus Customer Account
C	Attn: Lindsay O'Toole	6.12%
	4707 Executive Drive
	San Diego, CA 92121-3091
P*	Putnam Retirement Ready 2030 Fund – Class A shares	41.20%
P*	Putnam Retirement Ready 2025 Fund – Class A shares	17.44%
P*	Putnam Retirement Ready 2035 Fund – Class A shares	16.99%
P*	Putnam Retirement Ready 2030 Fund – Class R6 shares	5.57%
	State Street Bank Ttee
	ADP Access
R	1 Lincoln St.	61.48%
	Boston, MA 02111-2901
	MLPF&S For The Sole Benefit of Its Customers
	Attn Fund Administration
R	4800 Deer Lake Dr. E Fl 3	10.39%
	Jacksonville, FL 32246-6484
	Pershing, LLC
R	1 Pershing Plaza	5.38%
	Jersey City, NJ 07399-0001

I-19

Class	Shareholder name and address	Percentage
		owned
	Great-West Trust Company, LLC
	Recordkeeping for various benefit plans
R5	8515 E Orchard Rd. 2T2	82.11%
	Greenwood Village, CO 80111-5002
	Matrix Trust Co As Agent For Ntc & Co
	Cust Fbo Nbg Constructors Inc
R5	PO Box 5508	16.55%
	Denver, CO 80217-5508
	Great-West Trust Company, LLC
	Employee Benefits Clients 401(k)
R6	8515 E Orchard Rd. 2T2	35.26%
	Greenwood Village, CO 80111-5002
	Voya Retirement Insurance & Annuity
	Voya Financial
R6	1 Orange Way	9.40%
	Windsor, CT 06095-4773
	NFS, LLC
	Fbo FIIOC
	As Agent For Qualified Employee Benefit Plans401k
R6	Finops-Ic Funds	8.81%
	100 Magellan Way #Kw1c
	Covington, KY 41015-1987
	State Street Bank & Trust Co
	Adp Access Product
R6	One Lincoln St.	6.74%
	Boston, MA 02111-2901
	Great-West Trust Company, LLC
	The Putnam Retirement Plan
R6	8515 E Orchard Rd. 2T2	5.75%
	Greenwood Village, CO 80111-5002
	Great-West Trust Company, LLC
	Employee Benefits Clients 401(k)
Y	8515 E Orchard Rd. 2T2	17.63%
	Greenwood Village, CO 80111-5002
	Reliance Trust Company
	Fbo Massmutual Registered Product
Y	Po Box 28004	14.56%
	Atlanta, GA 30358-0004
	MLPF&S For The Sole Benefit of Its Customers
	Attn Fund Administration
Y	4800 Deer Lake Dr. E Fl 3	8.07%
	Jacksonville, FL 32246-6484

I-20

Class	Shareholder name and address	Percentage
		owned
	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
Y	499 Washington Blvd.	7.17%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Pershing, LLC
Y	1 Pershing Plaza	6.89%
	Jersey City, NJ 07399-0001


* The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.

Conservative Fund

Class	Shareholder name and address	Percentage
		owned
	Pershing, LLC
A	1 Pershing Plaza	7.95%
	Jersey City, NJ 07399-0001
	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
A	499 Washington Blvd.	7.42%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	State Street Bank Ttee
	Cust fbo ADP Access
A	1 Lincoln St.	5.05%
	Boston, MA 02111-2901
B	Pershing, LLC
	1 Pershing Plaza	18.05%
	Jersey City, NJ 07399-0001
	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
B	499 Washington Blvd.	12.51%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Wells Fargo Clearing Services, LLC
	Special Custody Account for the Exclusive Benefit of
B	Customer	10.90%
	2801 Market St.
	Saint Louis, MO 63103-2523

I-21

Class	Shareholder name and address	Percentage
		owned
	MLPF&S For The Sole Benefit of Its Customers
	Attn. Fund Administration
B	4800 Deer Lake Dr. E Fl 3	8.51%
	Jacksonville, FL 32246-6484
	American Enterprise Investment Svc
	Fbo # 41999970
B	707 2nd Ave S	5.98%
	Minneapolis. MN 55402-2405
	Wells Fargo Clearing Services, LLC
	Special Custody Account for the Exclusive Benefit of
C	Customer	20.96%
	2801 Market St.
	Saint Louis, MO 63103-2523
	American Enterprise Investment Svc
	Fbo # 41999970
C	707 2nd Ave S	13.33%
	Minneapolis. MN 55402-2405
	Pershing, LLC
C	1 Pershing Plaza	11.92%
	Jersey City, NJ 07399-0001
	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
C	499 Washington Blvd.	11.47%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	LPL Financial
	Omnibus Customer Account
C	Attn: Lindsay O'Toole	6.65%
	4707 Executive Drive
	San Diego, CA 92121-3091
P*	Putnam Retirement Ready 2020 Fund – Class A shares	44.74%
	Putnam Retirement Income Fund Lifestyle 1 – Class A
P*	shares	25.59%
P*	Putnam Retirement Ready 2025 Fund – Class A shares	16.86%
	State Street Bank Ttee
	Cust fbo ADP Access
R	1 Lincoln St.	79.13%
	Boston, MA 02111-2901

I-22

Class	Shareholder name and address	Percentage
		owned
	MLPF&S For The Sole Benefit of Its Customers
	Attn. Fund Administration
R	4800 Deer Lake Dr. E Fl 3	5.28%
	Jacksonville, FL 32246-6484
	Great-West Trust Company, LLC
	Recordkeeping for various plans
R5	8515 E Orchard Rd. 2T2	94.34%
	Greenwood Village, CO 80111-5002
	Great-West Trust Company, LLC
	Employee Benefits Clients 401(k)
R6	8515 E Orchard Rd. 2T2	37.00%
	Greenwood Village, CO 80111-5002
	NFS LLC
	Fbo FIIOC as Agent For Qualified Employee Benefit
R6	Plans 401k Finops-Ic Funds	10.80%
	100 Magellan Way #Kw1c
	Covington, KY 41015-1987
	State Street Bank & Trust Co
	ADP Access Product
R6	One Lincoln St.	8.29%
	Boston, MA 02111-2901
	Voya Retirement Insurance & Annuity
	Voya Financial
R6	1 Orange Way	7.83%
	Windsor, CT 06095-4773
	Great-West Trust Company LLC
	TTEE San Diego County Schools Fringe 457
R6	8515 E Orchard Rd # 2T2	7.71%
	Greenwood Village, CO 80111-5002
	Great-West Trust Company LLC
	TTEE San Diego County Schools Fringe 403 1 Lincoln St.
R6	8515 E Orchard Rd # 2T2	7.43%
	Greenwood Village, CO 80111-5002
	State Street Bank & Trust Company
	Fbo Various Retirement Plans
Y	440 Mamaroneck Ave.	27.37%
	Harrison, NY 10528-2418
	Great-West Trust Company, LLC
	Recordkeeping for various plans
Y	8515 E Orchard Rd. 2T2	15.63%
	Greenwood Village, CO 80111-5002

I-23

Class	Shareholder name and address	Percentage
		owned
	Great-West Trust Company, LLC
	Employee Benefits Clients 401(k)
Y	8515 E Orchard Rd. 2T2	8.30%
	Greenwood Village, CO 80111-5002
	Wells Fargo Bank, Na Fbo Helmerich & Payne, D
	4117096-004
Y	Po Box 1533	6.79%
	Minneapolis, MN 55480-1533
	MLPF&S For The Sole Benefit of Its Customers
	Attn Fund Administration
Y	4800 Deer Lake Dr. E Fl 3	5.68%
	Jacksonville, FL 32246-6484


* The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.

Distribution fees


During fiscal 2019, each fund paid the following 12b-1 fees to Putnam Retail Management:

Fund name	Class A*	Class B	Class C	Class R
Growth Fund	$3,887,781	$500,023	$2,382,924	$149,546
Balanced Fund	$3,409,860	$504,949	$2,575,337	$174,281
Conservative Fund	$1,171,738	$129,322	$1,099,579	$51,175

*Effective November 25, 2019, all class M shares were converted to class A shares.

I-24

Class A sales charges and contingent deferred sales charges *


Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

			Sales charges retained	Contingent
		Total front-	by Putnam Retail	deferred
	Fiscal	end sales	Management after	sales
Fund name	year	charges	dealer concessions	charges
Growth Fund	2019	$1,839,728	$308,883	$1,330
	2018	$1,039,484	$383,113	$1,155
	2017	$2,020,543	$335,944	$797
Balanced Fund	2019	$1,493,096	$257,209	$2,043
	2018	$1,023,391	$364,038	$3,313
	2017	$1,844,732	$307,342	$840
Conservative Fund	2019	$399,424	$71,572	$193
	2018	$211,863	$96,783	$153
	2017	$765,297	$131,766	$0


*Effective November 25, 2019, all class M shares were converted into class A shares.


Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

I-25

Fund name	Fiscal year	Contingent deferred sales charges
Growth Fund	2019	$15,203
	2018	$25,055
	2017	$32,933
Balanced Fund	2019	$18,489
	2018	$20,104
	2017	$27,790
Conservative Fund	2019	$2,508
	2018	$6,418
	2017	$6,485



Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales charges
Growth Fund	2019	$5,310
	2018	$13,394
	2017	$11,017
Balanced Fund	2019	$7,768
	2018	$11,149
	2017	$15,098
Conservative Fund	2019	$1,746
	2018	$5,904
	2017	$5,436

I-26



Investor servicing fees


During the 2019 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.:

Growth Fund	$3,995,226
Balanced Fund	$3,565,392
Conservative Fund	$1,372,125


PORTFOLIO MANAGERS

Other accounts managed

The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that each fund's portfolio managers managed as of the funds' most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.


Growth Fund


					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Robert Schoen	21*	$7,262,800,000	55**	$6,231,200,000	5	$28,800,000
James Fetch	21*	$7,262,800,000	51**	$6,231,100,000	1	$100,000
Brett Goldstein	21*	$7,262,800,000	51**	$6,231,100,000	1	$200,000
Jason Vaillancourt	21*	$7,262,800,000	51**	$6,231,100,000	1	$500,000

* 2 accounts, with total assets of $1,186,000,000, pay an advisory fee based on account performance.

** 2 accounts, with total assets of $346,500,000, pay an advisory fee based on account performance.

I-27

Balanced Fund


					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Robert Schoen	21*	$7,314,400,000	55**	$6,231,200,000	5	$28,800,000
James Fetch	21*	$7,314,400,000	51**	$6,231,100,000	1	$100,000
Brett Goldstein	21*	$7,314,400,000	51**	$6,231,100,000	1	$200,000
Jason Vaillancourt	21*	$7,314,400,000	51**	$6,231,100,000	1	$500,000

* 2 accounts, with total assets of $1,186,000,000, pay an advisory fee based on account performance.

** 2 accounts, with total assets of $346,500,000, pay an advisory fee based on account performance.

Conservative Fund


					Other accounts (including
					separate accounts, managed
	Other SEC-registered		Other accounts that pool		account programs and
Portfolio	open-end and closed-end		assets from more than one		single-sponsor defined
managers		funds	client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Robert Schoen	21*	$8,975,800,000	55**	$6,231,200,000	5	$28,800,000
James Fetch	21*	$8,975,800,000	51**	$6,231,100,000	1	$100,000
Brett Goldstein	21*	$8,975,800,000	51**	$6,231,100,000	1	$200,000
Jason Vaillancourt	21*	$8,975,800,000	51**	$6,231,100,000	1	$500,000

* 2 accounts, with total assets of $1,186,000,000, pay an advisory fee based on account performance.

** 2 accounts, with total assets of $346,500,000, pay an advisory fee based on account performance.


See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

I-28

Compensation of portfolio managers

Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across specified products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For each fund, Putnam evaluates performance based on the fund’s peer rankings in the fund’s Lipper category over the 3-year period. These peer rankings are based on pre-tax performance.

Ownership of securities

The dollar range of shares of each fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Fund	Portfolio managers	Dollar range of shares owned
Growth Fund	Robert Schoen	none
	James Fetch	$500,001-$1,000,000
	Brett Goldstein	none
	Jason Vaillancourt	none
Balanced Fund	Robert Schoen	none
	James Fetch	$100,001-$500,000
	Brett Goldstein	none
	Jason Vaillancourt	$100,001-$500,000
Conservative Fund	Robert Schoen	none
	James Fetch	none
	Brett Goldstein	none
	Jason Vaillancourt	none

I-29

SECURITIES LENDING ACTIVITIES


The following table provides the dollar amounts of income and fees and/or compensation related to the funds’ securities lending activities during the most recent fiscal year:

	Growth	Balanced	Conservative
	Fund	Fund	Fund
Gross income from securities lending activities	$484,045	$327,936	$93,148
Fees and/or compensation for securities lending
activities and related services:
Fees paid to securities lending agent from a
revenue split	($14,000)	($6,501)	($1,899)
Fees paid for any cash collateral management
service (including fees deducted from a pooled
cash collateral reinvestment vehicle) that are not
included in the revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	($344,030)	($262,919)	($74,152)
Other fees not included in revenue split (specify)	$0	$0	$0
Aggregate fees/compensation for securities lending
activities	($358,030)	($269,420)	($76,051)
Net income from securities lending activities	$126,015	$58,516	$17,097


Goldman Sachs Bank USA (d/b/a Goldman Sachs Agency Lending, or “GSAL”) acts as the securities lending agent for the Putnam funds. As securities lending agent, during the last fiscal year, GSAL located borrowers for fund securities, monitored daily the value of the loaned securities and collateral, required additional collateral as necessary, negotiated loan terms, provided certain limited recordkeeping and account servicing, monitored dividend activity and material proxy votes relating to loaned securities, and arranged for return of loaned securities to the fund at loan termination, and, as applicable, in connection with proxy votes.

I-30

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, is the funds' independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the funds' Annual Report for the funds' most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the Report of Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting.

I-31

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

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Each prospectus or private placement memorandum of a fund (collectively, a “prospectus”) describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. For a fund that offers multiple classes of shares, the investment performance of the classes will vary because of different sales charges and expenses. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans, as well as “non-qualified” deferred compensation plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

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Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Individuals resident in the European Economic Area (“EEA”), in particular, should take note that the fund’s shares are not offered for sale in the EEA.

Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations.

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In addition, class M shares are only available (1) to certain employer-sponsored retirement plans investing in George Putnam Balanced Fund and (2) for Putnam Diversified Income Trust, Putnam High Yield Fund, and Putnam Income Fund for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement. All other class M shares of the Putnam funds were converted into class A shares effective November 25, 2019, except that class M shares of Putnam Global Income Trust and Putnam Mortgage Securities Fund held in Japan were liquidated effective December 9, 2019.

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In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the current offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class N shares, the offering price is the net asset value plus the applicable sales charge, if any. (The offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed

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as a percentage.) No sales charge is included in the offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares (other than shares of Putnam Income Strategies Portfolio) may be purchased through a systematic investment plan. Pre-authorized periodic (e.g., monthly, quarterly, semi-annually, or annually) bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any day of the month for these investments; however, if the selected date falls on a weekend or holiday, the investment will be processed on the next business day. For February, April, June, September and November, if the selected date does not occur (the 29th, 30th, or 31st, as applicable), the investment will be processed the prior business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss.

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The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features — Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A, class M and class N shares . The offering price of class A, class M and class N shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class N shares of the funds by style category.

The sales charge for class A, class M and class N shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount.

Putnam Retail Management retains the entire sales charge on any retail sales made by it. The Putnam Funds require that a broker-dealer be associated with every account (a “broker-dealer of record”). In instances where the registered account owner has not designated a broker-dealer of record, Putnam Retail Management will be defaulted as the broker-dealer of record for the account. Putnam Retail Management is not a full service broker-dealer, and does not provide investment advice. As default broker-dealer of record, Putnam Retail Management will not be able to provide services that are typically offered by a brokerage firm, such as assisting with financial planning or providing recommendations, or otherwise assisting with investment decisions. Where Putnam Retail Management is listed as the default broker-dealer of record for an account, it will receive all applicable sales charges and service fees associated with the account.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For purchases of class N shares over $250,000, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. Commissions for these purchases are paid at the rate of 0.25% of the amount of qualifying purchases up to $4 million, 0.15% of the next $46 million of qualifying purchases and 0.10% of qualifying purchases thereafter.

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For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding George Putnam Balanced Fund, Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund and Putnam PanAgora Risk Parity Fund), Global Sector Funds and RetirementReady® Funds (excluding Putnam RetirementReady Maturity Fund) only:

	CLASS A
		Amount of sales
		charge
		reallowed to
	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of
offering price ($)	offering price	offering price
Under 50,000	5.75%	5.00%
50,000 but under 100,000	4.50	3.75
100,000 but under 250,000	3.50	2.75
250,000 but under 500,000	2.50	2.00
500,000 but under 1,000,000	2.00	1.75
1,000,000 and above	NONE	NONE

For Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund, Putnam PanAgora Risk Parity Fund and Putnam Multi-Asset Absolute Return Fund only:

	CLASS A
		Amount of sales
		charge
		reallowed to
	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of
offering price ($)	offering price	offering price
Under 50,000	5.75%	5.00%
50,000 but under 100,000	4.50	3.75
100,000 but under 250,000	3.50	2.75
250,000 but under 500,000	2.50	2.00
500,000 and above	NONE	NONE

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For RetirementReady Maturity Fund, Taxable Income Funds (except for Putnam Diversified Income Trust, Putnam High Yield Fund and Putnam Income Fund) and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Ultra Short Duration Income Fund):

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	CLASS A
		Amount of sales
		charge
		reallowed to
	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of
offering price ($)	offering price	offering price
Under 50,000	4.00%	3.50%
50,000 but under 100,000	4.00	3.50
100,000 but under 250,000	3.25	2.75
250,000 but under 500,000	2.50	2.00
500,000 and above	NONE	NONE

For Putnam Fixed Income Absolute Return Fund and Putnam Floating Rate Income Fund only:

	CLASS A
		Amount of sales
		charge
		reallowed to
	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of
offering price ($)	offering price	offering price
Under 100,000	2.25%	2.00%
100,000 but under 250,000	1.75%	1.50%
250,000 but under 500,000	1.25%	1.00%
500,000 and above	NONE	1.00%

For Putnam Short Duration Bond Fund and Putnam Short-Term Municipal Income Fund only:

	CLASS A
		Amount of sales
		charge
		reallowed to
	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of
offering price ($)	offering price	offering price
Under 100,000	2.25%	2.00%
100,000 – 249,999	1.25%	1.00%
250,000 and above	NONE	1.00%

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For George Putnam Balanced Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A	N/A

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For Putnam Diversified Income Trust, Putnam High Yield Fund and Putnam Income Fund only:

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	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A*	N/A*

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

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For all Putnam funds that offer class N shares:

	CLASS N

		Amount of sales
		charge reallowed to
	Sales charge as a	dealers as a
Amount of transaction at	percentage of	percentage of
offering price ($)	offering price	offering price
Under 50,000	1.50%	1.25%
50,000 but under 100,000	1.25%	1.00%
100,000 but under 250,000	1.00%	0.75%
250,000 and above	NONE	0.25%

Purchases of class A and class N shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Bond Fund, Putnam Ultra Short Duration Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors on or after March 1, 2018 that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Bond Fund and Putnam Short-Term Municipal Income Fund purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Ultra Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors on or after March 1, 2018 by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of the original purchase occurs. Class N shares of any Putnam Fund purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 0.25% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares or class N shares subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Class A shares that are exchanged between Putnam funds will maintain the CDSC time period for the fund in which the initial purchase was made. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Short Duration Bond Fund, Putnam Fixed Income Absolute Return Fund and Putnam

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Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares during the month eight years after the purchase date (for Putnam Small Cap Value Fund, during the month six years after the purchase date, and for Putnam Sustainable Future Fund, during the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase, and the holding period of the fund of initial purchase will apply. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Conversion of class C shares into class A shares . Effective April 1, 2018, Class C shares will automatically convert to class A shares during the month ten years after the purchase date, provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion. Class C shares acquired by exchanging class C shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class C shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class C shares acquired through reinvestment of distributions will be attributed to particular purchases of class C shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class C shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class C shares to class A shares, or any other exchange or conversion of shares.

Sales without sales charges or contingent deferred sales charges

In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund

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and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.

Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class B and class C shares, shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the sub-section

Additional reductions and waivers of sales charges – Class B and class C shares, Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under

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Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service.

These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges — Class A, Class M and Class N Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares, class M shares and class N shares. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.

Right of accumulation. A purchaser of class A shares, class M shares or class N shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

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A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds, Putnam Income Strategies Portfolio, and class A shares of Putnam Ultra Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA; (iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A, class M or class N shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds, Putnam Income Strategies Portfolio, and Putnam Ultra Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares, class M shares or class N shares under a Statement of Intention will be made at the lesser of (i) the offering price applicable at the time of such purchase and (ii) the offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Ultra Short Duration Income Fund acquired by exchange of such eligible shares, and any class N shares of Putnam Ultra Short Duration Income Fund). Investors do not receive credit for shares purchased by the

January 30, 2020	II-12

reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares, class M shares or class N shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates for purchases before April 1, 2017: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter. Effective April 1, 2017, Putnam Retail Management no longer makes such payments.

January 30, 2020	II-13

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least the amount required to be eligible for the highest sales charge breakpoint as disclosed in the fund’s prospectus, unless, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed

January 30, 2020	II-14

to a reduced sales commission. In addition, no payments are made during the first year after purchase for shares purchased prior to April 1, 2017 where PRM has paid a commission as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate*	Fund
0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below
0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**
0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05
0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Health Care Fund
0.20% for shares purchased on or before 3/31/90;	Putnam Mortgage Securities Fund
0.25% for shares purchased after 3/31/90
0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90
0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;
0.10%	Putnam Ultra Short Duration Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05
0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05
0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund
0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05
0.00%	Putnam Government Money Market Fund
Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

January 30, 2020	II-15

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below
0.25%, except that the first years’ service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund
0.20%, except that the first years’ service fees of	Putnam California Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam Massachusetts Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
0.50%	Putnam Government Money Market Fund*
Putnam Money Market Fund*
Putnam Ultra Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class B shares to 0.00% of the average net asset value of class B shares for which such dealers are designated the dealer of record.

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund will be made beginning in the first year.

Rate	Fund
1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below
0.50%	Putnam Government Money Market Fund *
Putnam Money Market Fund*
Putnam Ultra Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.

Different rates may apply to shares sold outside the United States.

January 30, 2020	II-16

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record).

Rate	Fund
0.65%	George Putnam Balanced Fund
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0.40%	Putnam Diversified Income Trust, Putnam High Yield
Fund and Putnam Income Fund
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Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for George Putnam Balanced Fund and up to the annual rate of 0.50% of the average net asset value of such class M shares for Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam Mortgage Securities Fund.

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rate set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase, with respect to shares purchased before April 1, 2017, if Putnam Retail Management paid a commission to the dealer at purchase as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate	Fund
0.50%	All funds currently making payments under a class R
distribution plan*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class N shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rate set forth below (as a percentage of the average net asset value of class N shares for which such dealers are designated the dealer of record).

January 30, 2020	II-17

Rate	Fund
0.25%	All funds currently making payments under a class N
distribution plan

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

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The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2019:

American Enterprise Investment Services Inc.	Lincoln Investment Planning, LLC
American United Life Insurance Company	LPL Financial LLC
Ascensus, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.
Avantax Investment Services, Inc.	Morgan Stanley Smith Barney LLC
AXA Advisors, LLC	OneAmerica Securities, Inc.
Cadaret, Grant and Co. Inc.	Oppenheimer & Co. Inc.
Cambridge Investment Research, Inc.	Raymond James & Associates, Inc.

January 30, 2020	II-18

Cetera Advisor Networks LLC	Raymond James Financial Services, Inc.
Cetera Advisors LLC	RBC Capital Markets, LLC
Cetera Financial Specialists LLC	Resources Investment Advisors, LLC
Cetera Investment Services LLC	Retirement Plan Advisory Group
Citigroup Global Markets Inc.	Royal Alliance Associates
Commonwealth Equity Services	SagePoint Financial, Inc.
First Allied Securities, Inc.	Securities America, Inc.
FSC Securities Corporation	Securities Service Network, Inc.
Group 3 Financial, LLC	Stifel, Nicolaus & Company, Incorporated
Investacorp, Inc.	Strategic Retirement Partners, LLC
J.P. Morgan Securities LLC	Summit Brokerage Services, Inc.
Janney Montgomery Scott LLC	TD Ameritrade, Inc.
John Hancock Retirement Plan Services	TD Ameritrade Clearing, Inc.
Kestra Investment Services, LLC	Triad Advisors, Inc.
KMS Financial Services, Inc.	UBS Financial Services, Inc.
Lincoln Financial Advisors Corp.	Voya Financial Advisors, Inc.
Lincoln Financial Distributors, Inc.	Wells Fargo Clearing Services, LLC
Lincoln Financial Securities Corporation	Woodbury Financial Services, Inc.

Additional dealers may receive marketing support payments in 2020 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2019 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

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Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

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The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2019:

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Charles Schwab & Co., Inc.	Pershing LLC
GWFS Equities, Inc.	RBC Capital Markets, LLC
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Transamerica Advisors Life Insurance Company
National Financial Services LLC	Trust Company of America

January 30, 2020	II-19

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Additional or different dealers may also receive program servicing payments in 2020 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2019 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

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Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Ultra Short Duration Income Fund. Payments for other classes vary. See the discussion under the heading “MANAGEMENT –Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”), The Putnam Advisory Company, LLC (“PAC”) and/or PanAgora Asset Management, Inc. (“PanAgora”) serve as sub-adviser (as described in the fund’s prospectus), references to Putnam Management in this section include PIL, PAC and/or PanAgora, as appropriate.

January 30, 2020	II-20

Temporary Defensive Strategies	Market Risk
Bank Loans, Loan Participations, and Assignments	Master Limited Partnerships (MLPs)
Borrowing and Other Forms of Leverage	Money Market Instruments
Commodities and Commodity-Related Investments	Mortgage-backed and Asset-backed Securities
Derivatives	Options on Securities
Exchange-Traded Notes	Preferred Stocks and Convertible Securities
Floating Rate and Variable Rate Demand Notes	Private Placements and Restricted Securities
Foreign Currency Transactions	Real Estate Investment Trusts (REITs)
Foreign Investments and Related Risks	Redeemable Securities
Forward Commitments and Dollar Rolls	Repurchase Agreements
Futures Contracts and Related Options	Securities Loans
Hybrid Instruments	Securities of Other Investment Companies
Illiquid Investments	Short Sales
Inflation-Protected Securities	Short-Term Trading
Initial Public Offerings (IPOs)	Special Purpose Acquisition Companies
Interfund Borrowing and Lending	Structured Investments
Inverse Floaters	Swap Agreements
Investments in Wholly-Owned Subsidiaries	Tax-exempt Securities
Legal and Regulatory Risk Relating to Investment Strategy	Warrants
Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. However, a fund may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. In implementing temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. When the fund takes temporary defensive positions, the fund may miss out on investment opportunities, and the fund may not achieve its investment objective. In addition, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Bank Loans, Loan Participations, and Assignments

The fund may invest in bank loans. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of Putnam Management, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. Many loans are either partially or fully secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. Loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

January 30, 2020	II-21

By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may acquire a loan interest directly by acting as a member of the original lending syndicate. The fund may also invest in a loan in other ways, including through novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. In an assignment, the fund purchases a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. Participation interests typically result in a contractual relationship only with the lending institution, not with the borrower. In such case, the fund will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In addition, with a participation interest, the fund generally will have no rights of set-off against the borrower, and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan interests held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). Adverse changes in the creditworthiness of the borrower may affect the borrower’s ability to pay principal and interest, and borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan interests in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan interest to collect and pass on to the fund such payments and to enforce the fund’s rights under the loan. This may subject the fund to greater delays, expenses, and risks than if the fund could enforce its rights directly against the borrower. For example, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. There is no

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assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loan interests purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

The market for bank loans may not be highly liquid. In addition, loan interests generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such interests in secondary markets. As a result, the fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loan interests acquired by the fund may involve letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to make additional loans upon demand by the borrower pursuant to the terms specified in the loan documentation. This obligation may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so. To the extent that the fund is committed to make additional loans under the loan documentation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments.

Certain of the loan interests acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund’s investment in such interests would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loan interests that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management’s ability to trade in these loan interests for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan interest that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers in whose loans the fund may hold an interest. These other securities may include, for

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example, debt securities that are subordinate to the loan interests held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients (including the fund) to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management’s client accounts collectively held only a single category of the issuer’s securities.

The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain the consent of the borrower and/or agent can delay or impede the fund’s ability to sell bank loan interests and can adversely affect the price that can be obtained. It is possible that sale proceeds from bank loan transactions will not be available to meet redemption obligations, in which case the fund may be required to utilize other sources to meet the redemption obligations, such as cash balances or proceeds from the sale of its more liquid investments or investments with shorter settlement periods.

Some loan interests may not be considered “securities” for certain purposes under the federal securities laws, and, as a result, purchasers, such as the fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

If legislation or federal or state regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. In addition, if the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Each Putnam fund (other than Putnam Retirement Advantage Funds, Putnam RetirementReady® Funds, and Putnam Short-Term Investment Fund) participates in a committed line of credit provided by State Street Bank and Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. Each participating fund in the committed line of credit is required to maintain a specified asset coverage ratio.

In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund

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does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures, options, forwards and certain swaps such as total return swaps that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net (marked-to-market) obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments. When the fund is a seller of credit protection under a credit default swap, the fund will set aside the full notional amount of the swap transaction.

Leveraging tends to exaggerate the effect of any increase or decrease in the value of the fund’s holding. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. Leveraging also may require that the fund liquidate portfolio securities when it may not be advantageous to do so, to satisfy its obligations or to meet segregation requirements. Leveraging may expose the fund to losses in excess of the amounts invested. Furthermore, if the fund uses leverage through purchasing derivative instruments, the fund has the risk that losses may exceed the net assets of the fund.

Commodities and Commodity-Related Investments

Some funds may gain exposure to commodity markets by investing in physical commodities or commodity-related instruments directly or indirectly. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions or natural disasters, livestock disease, trade embargoes, economic sanctions, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Derivatives,” “Forward Commitments and Dollar Rolls,” “Futures Contracts and Related Options,” “Hybrid

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Instruments,” “Investments in Wholly-Owned Subsidiaries,” “Short Sales,” “Structured Investments,” “Swap Agreements” and “Warrants” herein for more information on the fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

In order for a fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s investment in a wholly-owned foreign subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. See the “Investments in Wholly-Owned Subsidiaries” and “Taxes” sections for more information.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, certain foreign currency transactions, options, warrants, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be “derivatives.” Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of one or more underlying investments, pools of investments, indexes or currencies. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivatives instrument and the reference asset, or other factors, especially in unusual market conditions, and may result in increased volatility. Derivatives may be difficult to value and may increase the fund’s transactions costs. The successful use of derivatives depends on the ability to manage these sophisticated instruments. There is no assurance that the fund’s use of derivative instruments will enable the fund to achieve its investment objective or that Putnam Management will be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Code or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below.

The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. The use of leverage involves risk and may increase the volatility of the fund’s net asset value. See “Borrowing and Other Forms of Leverage.”

In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies). Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indexes or currencies.

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Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system or on the fund’s ability to exercise remedies. Also, the fund is subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the fund’s behalf.

Some derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty, and counterparty risk, since the counterparty may be unable or unwilling to perform its obligations under the contract for reasons unrelated to its financial condition, such as operational issues, business interruptions or contract disputes. If a privately negotiated over-the-counter contract calls for payments by the fund, the fund must be prepared to make the payments when due. If a counterparty’s creditworthiness declines or the counterparty is otherwise unable or unwilling to perform its obligations under the contract, the fund may not receive payments owed under the contract, or the payments may be delayed and the value of the agreements with the counterparty may decline, potentially resulting in losses to the fund.

Derivatives also are subject to the risk that the fund may be delayed or prevented from recovering margin or other amounts deposited with a clearinghouse, futures commission merchant or other counterparty. If the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

To the extent the fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, some over-the-counter instruments may be considered illiquid, and it may not be possible for the fund to liquidate a derivative position at an advantageous time or price, which may result in significant losses.

Legislation and regulation of derivatives in the U.S. and other countries, including asset segregation, margin, clearing, trading and reporting requirements, and leveraging and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund’s use of derivatives.

Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI.

Combined Positions

A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, options on futures contracts, indexed securities, swap agreements or other derivative instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security whose returns are linked to the performance of a particular market index or other reference assets less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. Investors may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index less applicable fees and expenses. ETNs typically do not make periodic interest payments and principal typically is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, economic, legal, political or geographic events that affect the reference assets, volatility and lack of liquidity in the reference assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index, and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes are debt instruments that provide for periodic adjustments in the interest rate. The interest rate on these instruments may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. Interest rate adjustments are designed to help stabilize the instrument’s price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the instrument’s market price when interest rates or benchmark rates rise, it lowers the fund’s income when interest rates or benchmark rates fall. The fund’s income from its floating rate and variable rate investments also may increase if interest rates rise. Floating rate and variable rate obligations are less effective than fixed rate instruments at

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locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the issuer. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s NAV.

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. If these obligations are not secured by letters of credit or other credit support arrangements, the fund’s right to demand payment will be dependent on the ability of the issuer to pay principal and interest on demand. In addition, these obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. There is no assurance that the fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as those of the original instrument.

The absence of an active secondary market for floating rate and variable rate demand notes could make it difficult for the fund to dispose of the instruments, and the fund could suffer a loss if the issuer defaults or during periods in which the fund is not entitled to exercise its demand rights. When a reliable trading market for the floating rate and variable rate instruments held by the fund does not exist and the fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to the fund’s limitation on investments in illiquid securities.

Foreign Currency Transactions

The fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. The fund may engage in these transactions for a variety of reasons, including to manage the exposure to foreign currencies inherent in the fund’s investments, to increase its returns, and to offset some of the costs of hedging transactions. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both “transaction hedging” and “position hedging” (the sale of forward currency with respect to portfolio security positions). The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the fund’s purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging, in which the fund enters into foreign currency transactions on a particular currency with respect to portfolio positions denominated or quoted in that currency. By position hedging, the fund attempts to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted). While such a transaction would generally

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offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

The fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade that provides a secondary market in such contracts or options. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin on its futures positions.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the

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foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund’s best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund’s current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in

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turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, the fund may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Numerous regulatory changes related to foreign currency transactions are expected to occur over time and could materially and adversely affect the ability of the fund to enter into foreign currency transactions or could increase the cost of foreign currency transactions. In the future, certain foreign currency transactions may be required to be subject to initial as well as variation margin requirements. Foreign currency transactions that are not centrally cleared are subject to the creditworthiness of the counterparty to the foreign currency transaction (usually large commercial banks), and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In a cleared foreign currency transaction, performance of the transaction will be effected by a central clearinghouse rather than by the original counterparty to the transaction. Foreign currency transactions that are centrally cleared will be subject to the creditworthiness of the clearing member and the clearing organization involved in the transaction.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund’s portfolio and the availability of suitable transactions. There can be no assurance that suitable foreign currency transactions will be available for the fund at any time or that the fund will engage in foreign currency exchange transactions at any time or under any circumstances even if suitable transactions are available to it.

Successful use of currency management strategies will depend on Putnam Management’s skill in analyzing currency values. Currency management strategies may increase the volatility of the fund’s returns and could result in significant losses to the fund if currencies do not perform as Putnam Management anticipates. There is no assurance that Putnam Management’s use of currency management strategies will be advantageous to the fund or that it will hedge at appropriate times.

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Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund’s income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing, custody, disclosure and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of the Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase the fund’s liquidity risk and require the fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of economic sanctions or embargoes (whether imposed by the United States. or another country or other governmental or non-governmental organization), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Such actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In some cases (including in the case of sanctions), such actions also could result in a freeze on an issuer’s securities which would prevent the fund from selling securities it holds. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

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Note on MSCI indices. Due to the potential for foreign withholding taxes, MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties (and such securities may be less liquid than other classes of securities of an issuer), or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the fund will satisfy applicable foreign reporting requirements at all times.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will present viable investment opportunities for the fund. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In such an event, it is possible that the fund could lose the entire value of its investments in the affected market. High

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rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the fund may need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If the fund invests in securities issued by foreign issuers, the fund may be subject to the risks described above even if all of the fund’s investments are denominated in U.S. dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies.

Investing through Stock Connect. The fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on

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Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong.

There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the fund’s performance. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

PRC regulations require that, in order to sell its China A-Shares, the fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit the fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. The fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of Putnam Management to effectively manage the fund, and may expose the fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of the fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Stock Connect trades are settled in Renminbi (“RMB”), the official currency of PRC, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect the fund’s investments and returns. In addition, securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the

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risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). The fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of the fund’s Hong Kong sub-custodian. Therefore, the fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce the fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose the fund to the credit risk of the relevant securities depositories and the fund’s Hong Kong sub-custodian. While the fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

The fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. The fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.

Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the fund, which may negatively affect investment returns for shareholder.

Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is

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outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark-to-market” value of the option. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold while the dollar roll is outstanding, but receives the difference between the current sales price and the forward price for the future purchase. In addition, the fund may reinvest the cash proceeds of the sale while the dollar roll is outstanding in an effort to enhance returns. The reinvestment of such proceeds may be considered a form of investment leverage and may increase the fund’s risk and volatility. If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, when entering into a forward commitment transaction, the fund will rely on the other party to consummate the transaction. In the event that the other party files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected. For example, the other party’s failure to complete the transaction may result in the loss to the fund of an advantageous yield or price.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund’s portfolio or as a substitute for direct investment. A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as “contract markets” -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, U.S. Government agency futures, interest rate futures, commodities futures, futures contracts on sovereign debt, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund’s exposure to positive and

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negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

When the fund enters into a futures contract, the fund is required to deliver to the futures broker an amount of liquid assets known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit in that it is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. Futures contracts also involve brokerage costs. Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the value of the futures contract fluctuates, a process known as “marking to the market.” For example, if the fund purchases a futures contract on an underlying security and the price of that security rises, the value of the futures contract will increase and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, if the price of the underlying security declines, the value of the futures contract will decrease and the fund will be required to make a variation margin payment to the broker based on that decrease in value. Upon the closing of a futures contract, the fund will receive or be required to pay additional cash based on a final determinations of variation margin.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. The fund may close some or all of its futures positions at any time prior to their expiration. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund’s theoretical loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. Such closing transactions involve additional commission costs.

A portion of any capital gains from futures contracts in which the fund invests directly will be treated for federal income tax purposes as short-term capital gains that, when distributed to taxable shareholders, will be taxable as ordinary income. The fund’s investments in futures may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement.

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Except in the case of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund, no fund intends to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund’s existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund’s net assets.

Each of the funds and subsidiaries set forth below is a commodity pool under the Commodity Exchange Act (the “CEA”), and each of Putnam Management and PanAgora is registered as a “commodity pool operator” under the CEA with respect to each such fund. PanAgora is also registered as a “commodity trading advisor” under the CEA. Since Putnam Management, PanAgora, and the funds and subsidiaries set forth below are subject to regulation by the CFTC under the CEA, they are required to comply with applicable CFTC disclosure, reporting, and recordkeeping requirements. The disclosure, reporting and, recordkeeping requirements associated with registration with the CFTC as a “commodity pool operator” would ordinarily be in addition to those requirements already imposed onto the funds, Putnam Management, and PanAgora by the SEC. In August 2013, the CFTC issued a rule that permits a registered investment company to elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting, and recordkeeping requirements. The funds listed below have elected to comply with certain CFTC disclosure, reporting, and recordkeeping requirements by agreeing to comply with applicable SEC requirements.

Fund	Subsidiary
Putnam PanAgora Managed Futures Strategy	Putnam PanAgora Managed Futures Strategy, Ltd.
Putnam PanAgora Risk Parity Fund	Putnam PanAgora Risk Parity Fund, Ltd.

As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to these funds and their respective subsidiaries (listed above), and compliance with the CFTC’s regulatory requirements could increase fund expenses, adversely affecting a fund’s total return. With respect to each other Putnam fund, Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, Putnam Management (with respect to these funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of these funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management’s intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

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For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks that comprise the index, and the value of the index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts possess many of the same characteristics as options on securities and indices. An option on a futures contract gives the holder the right, in return for the premium paid to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). After entering into a put or call option on a futures contract, the fund will be required to deposit initial margin and variation margin as described above for futures contracts.

When a call option on a futures contract is exercised, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. When a put option on a futures contract is exercised, the holder acquires a short position in the futures contract and the writer is assigned the opposite long position. When an option is exercised, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument (subject to the availability of a liquid market).

The fund may use options on futures contracts in lieu of purchasing or writing options directly on the underlying instruments or purchasing and writing the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. As an alternative to purchasing or writing call and put options on index futures, the fund may purchase and write call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

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The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts (which are described below). In addition, by writing a call option, the fund becomes obligated to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Similarly, by writing a put option, the fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The writing of an option on a futures contract generates a premium, which may partially offset an increase (in the case of a written call option) or decrease (in the case of a written put option) in the value of the underlying futures contract. However, the loss incurred by the fund in writing options on futures contracts is potentially unlimited and may exceed the amount of the premium received. The fund will also incur transaction costs in connection with the writing of options on futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts and options on futures contracts by the fund is subject to Putnam Management’s ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures contracts to hedge its portfolio against a decline in the market, the index on which the futures contracts are written may advance and the value of securities held in the fund’s portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures contracts and experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.

The use of futures and options strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures contracts and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts used by the fund and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position. In addition, in the case of hedging transactions, an incorrect correlation could result in a loss on both the hedged securities in the fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted.

The risk of a position in a futures contract may be very large compared to the relatively low level of margin a fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the fund relative to the size of a required margin deposit. In addition, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so. The fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In the event of an insolvency of the futures commission merchant, the fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions. The fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse.

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There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures that may interfere with the timely execution of customer orders. For example, futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. Futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the fund were unable to liquidate a futures contract or an option on a futures contract due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities and combine the elements of futures contracts or options with those of debt, preferred equity, commodity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if

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interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. In addition, the various benchmarks and prices for underlying assets can be highly volatile. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If the fund attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor, and the value of the hybrid instrument may decline substantially if the issuer’s creditworthiness deteriorates. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid Investments

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Each Putnam money market fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements

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maturing in more than seven days, if, as a result, more than 10% of the fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c). Rule 22e-4 under the 1940 Act provides that mutual funds (other than money market funds) may not acquire any illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investment” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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A fund’s illiquid investments may be considered speculative and may be difficult to sell. The sale of many of these investments may be prohibited or limited by law or contract. Illiquid investments may be difficult to value for purposes of calculating a fund’s net asset value. A fund may not be able to sell illiquid investments when Putnam Management considers it desirable to do so, or a fund may be able to sell them only at less than their value. The larger size of certain fund holdings and the lack of liquidity in securities markets may limit a fund’s ability to sell illiquid investments, or to sell them at appropriate prices, thereby negatively impacting the fund.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation or deflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. Two structures are common. While the U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond, many other issuers adjust the coupon accruals for inflation-related changes.

U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. U.S. TIPS currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of U.S. TIPS is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related securities which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal amount.

In addition, inflation-indexed securities do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates). The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected securities issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure, which could result in losses to the fund. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

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Although inflation-indexed bonds securities may protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In general, the value of inflation-protected securities is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond.

Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in an IPO frequently are very volatile in price (and may, therefore, involve greater risk) due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited availability of information about the issuer. Because of the price volatility of IPO securities, the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

There can be no assurance that investments in IPOs will be available to the funds or improve a fund’s performance. At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, to the extent that the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which a Putnam fund may lend or borrow money (Putnam money market funds may lend, but not borrow) for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short-Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

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If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral, if any). Such a call would be deemed made if a lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If (i) the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets,(ii) the fund’s total outstanding borrowings exceed 10% of its total assets for any reason (such as a decline in net asset value or because of shareholder redemptions), or (iii) the fund has outstanding secured Interfund Loans, the fund may borrow through the Interfund Lending Agreement on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due. In the case of a default by a borrowing fund and to the extent that the loan is collateralized, the lending fund could take possession of collateral that it is not permitted to hold and, therefore, would be required to dispose of such collateral as soon as possible, which could result in a loss to the lending fund. Because Putnam Management provides investment management services to both the lending fund and the borrowing fund, Putnam Management may have a potential conflict of interest in determining whether an Interfund Loan is appropriate for the lending fund and the borrowing fund. The funds and Putnam Management have adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.

Inverse Floaters

Inverse floating rate debt securities (or “inverse floaters”) are debt securities structured with variable interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that

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exceeds the magnitude of the change in the index rate of interest. As a result, inverse floaters may be more volatile and more sensitive to interest rate changes than other types of debt securities with comparable maturities. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Certain inverse floaters may be illiquid.

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Investments in Wholly Owned Subsidiaries

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Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund may invest up to 25% of its total assets in its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary” and collectively, the “Subsidiaries”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

Generally, each Subsidiary will invest primarily in commodity futures, and, in the case of Putnam PanAgora Risk Parity Fund, swaps on commodity futures, but each Subsidiary may also invest in other commodity-related instruments (such as financial futures, option and swap contracts). Each Subsidiary may also have exposure to equity and fixed income securities, cash and cash equivalents, pooled investment vehicles (including those that are not registered pursuant to the 1940 Act) and other investments, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike a fund, a Subsidiary may invest without limitation in commodity-linked derivatives. By investing in a Subsidiary, each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Except as described below, the Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in the prospectus and could adversely affect the fund and its shareholders.

The Chief Compliance Officer of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding each Subsidiary’s compliance with its policies and procedures. Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund test for compliance with investment restrictions on a consolidated basis with its Subsidiary, except that with respect to its investments in certain securities that may involve leverage, each Subsidiary complies with asset segregation requirements to the same extent as the applicable fund.

PanAgora provides investment management and other services to each Subsidiary. PanAgora does not receive increased compensation by virtue of providing each Subsidiary with investment management or administrative services. However, Putnam Management pays PanAgora based on each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s assets, including the assets invested in the applicable Subsidiary. Each Subsidiary will also enter into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the applicable fund.

The financial statements of each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund will be consolidated with the financial statements of the applicable Subsidiary in the fund’s Annual and Semi-Annual Reports. The fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of the prospectus.

In order for the fund to qualify as a regulated investment company under Subchapter M of the Code the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Income from certain commodity-linked derivative instruments in which the fund might invest may not be considered qualifying income. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s investment in a Subsidiary is expected to provide the fund with exposure

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to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. If a net loss is realized by a Subsidiary, such loss is generally not available to offset income or capital gain generated from the fund’s other investments. In addition, a Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the Internal Revenue System or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. For example, there has been an increase in governmental, as well as self-regulatory, scrutiny of the alternative investment industry. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the fund to trade in securities could have a material adverse impact on the fund’s performance.

The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of securitization and derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

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In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) that requires each fund (other than Putnam money market funds) to establish a liquidity risk management program. The funds have implemented a liquidity risk management program, and the fund’s Board of Trustees has appointed Putnam Management to administer the program. Under the liquidity risk management program, the liquidity risk of each fund is assessed, managed, and periodically reviewed and each portfolio investment held by each fund is classified as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interest in the fund. The liquidity of a fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the fund’s liquidity risk management program. The impact the Liquidity Rule will have on the funds, and on the open-end fund industry in general, is not yet fully known, but the rule could impact a fund’s performance and its ability to achieve its investment objective(s). Please see “Illiquid Investments” above for more information.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC, and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The European Union (“EU”) and some other countries have implemented similar requirements that affect the fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. For example, the U.S. government and the EU have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in 2017 and new initial margin requirements are expected to become effective for swaps between swap dealers and many buy-side

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entities in 2020. Such requirements could increase the amount of margin the fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive. These and other new or evolving regulations could, among other things, further restrict the fund’s ability to engage in, or increase the cost to the fund of, derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs), and the fund may be unable to execute its investment strategy as a result. Regulatory changes also may affect counterparty risk. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact on the fund and the financial system is not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the fund to new kinds of costs and risks.

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The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. The CFTC has proposed position limits for certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. Such events could make a fund unable to execute its investment strategy. Short sales are also subject to certain SEC regulations. If the SEC were to adopt additional restrictions on short sales, they could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies and may have a material adverse effect on the fund’s ability to generate returns.

Rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the fund may invest, which costs could be passed along to the fund as an investor in such transactions.

Some EU-regulated institutions (banks, certain investment firms, and authorized managers of alternative investment funds) are currently restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and

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(ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than five percent of specified credit risk tranches or asset exposures related to the securitization. In the future, EU insurance and reinsurance undertakings and UCITS funds are expected to become subject to similar restrictions. Although the requirements do not apply to the fund directly, the costs of compliance, in the case of any securitization within the EU risk retention rules in which the fund has invested or is seeking to invest, could be indirectly borne by the fund and the other investors in the securitization.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”) and may hold fixed-income securities that are downgraded to a lower rating after the time of purchase by the fund. Compared to higher-rated fixed-income securities, lower-rated securities generally offer the potential for higher investment returns but subject holders to greater credit, market and liquidity risk, including the possibility of default or bankruptcy. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund’s ability to sell its securities at prices approximating the values the fund had placed on such securities. The market price of lower-rated securities also generally responds to short-term corporate and market developments to a greater extent than do the price and liquidity of higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower-rated securities to meet its ongoing debt obligations. In addition, the market may be less liquid for lower-rated securities than for higher-rated securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service, Inc. or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. See “SECURITIES RATINGS.”

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent than higher-rated securities by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities, whether or not justified by fundamental factors. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security, changes in the ability of an issuer to make payments of interest and principal or regulation that limits the ability of certain categories of financial institutions to invest in lower-rated securities may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund’s net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund’s goal(s).

Lower-rated securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the fund may have to replace the securities with a lower yielding security, which would result in a lower return.

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Issuers of lower-rated fixed-income securities may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Issuers of lower-rated securities are also often highly leveraged, and their relatively high debt-to-equity ratios increase the risk that their operations may not generate sufficient cash flow to service their debt obligations, especially during an economic downturn or during sustained periods of rising interest rates. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by issuers of lower-rated securities is significantly greater than for issuers of higher-rated securities because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund’s assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund’s net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the fund’s operating expenses and adversely affect the fund’s net asset value. In the case of tax-exempt funds, any income derived from the fund’s ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in lower-rated securities, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in higher-rated securities

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Market Risk

The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default), government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies), geopolitical events or changes (including natural disasters, terrorism and war), and factors related to a specific issuer, geography, industry or sector. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, particularly for larger investments. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal, political, regulatory and tax changes may cause fluctuations in markets and securities prices. In the past, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In addition, financial regulators, including the U.S. Federal Reserve and the European Central Bank, at times have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

The fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, economic uncertainty, and other geopolitical events (including sanctions, tariffs, exchange controls or other cross-border trade barriers) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the fund’s investments. In addition, securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets, contribute to overall market volatility and adversely affect the values of the fund’s investments.

Given the increasing interdependence among global economies and markets, conditions in one country, region or market might adversely affect financial conditions or issuers in other countries, regions or markets. For example, any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on global currency and financial markets, and on the values of the fund’s investments. To the extent the fund has focused its investments in a particular country, region or market, adverse geopolitical and other events impacting that country, region or market could have a disproportionate impact on the fund.

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Master Limited Partnerships (MLPs)

A MLP generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management.

MLP securities in which certain funds may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests. For example, companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate. MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Energy MLP companies are subject to varying demand for oil, natural gas or refined products in the markets they serve, as well as changes in the supply of products requiring gathering, transport, processing, or storage due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities. Declines in oil or natural gas prices, as well as adverse regulatory decisions, may cause producers to curtail production or reduce capital spending for production or exploration activities, which may in turn reduce the need for the services provided by energy MLP companies. Lower prices may also create lower processing margins. Energy MLPs may also be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could

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have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Commercial paper is usually sold on a discounted basis rather than as an interest-bearing instrument. Unlike some other debt obligations, commercial paper is typically unsecured, which increases the credit risk associated with this type of investment. In some cases, commercial paper may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. Commercial paper also may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Certificates of deposit may include those issued by foreign banks outside the United States. Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

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Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, home equity loans, leases of various types of real, personal and other property and receivables from credit card agreements. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default

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by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. The market value of an ARM may be adversely affected if interest rates increase faster than the rates of interest payable on the ARM or by the adjustable rate mortgage loans underlying the ARM. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features. A hybrid ARM is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. During the initial interest period, hybrid ARMs behave more like fixed income securities and are thus subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed and asset-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed and asset-backed securities. Although liquidity of mortgage-backed and asset-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed and asset-backed securities will continue to improve and become more liquid.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities (such as Freddie Mac, Fannie Mae, or Ginnie Mae), these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S.

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government, its agencies or instrumentalities or any other person or entity. CMOs may also be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A common type of stripped mortgage-backed security will have one class receiving all of the interest from the mortgage assets (interest only or “IOs”), while the other class will receive all of the principal (principal only or “POs”). The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Generally, the market value of POs is unusually volatile in response to changes in interest rates. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the

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securities, and the credit quality of the credit-support provider, if any. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

Consistent with the fund’s investment objective and policies, the fund may invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Options on Securities

Writing covered options. The fund may write (i.e., sell) covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund’s goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price, regardless of the security’s market price; put options written by the fund give the purchaser the right to sell the underlying securities to the fund at a stated exercise price, regardless of the security’s market price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls (straddles) on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

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If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as “margin,” or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. If such a price decline occurs, the put option will permit the fund to sell the security at the higher exercise price or to close out the option at a profit. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. If such a price increase occurs, a call option will permit the fund to purchase the securities at the exercise price or to close out the option at a profit. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund’s options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management’s expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management’s expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on the fund’s ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations. Although the fund may be able to offset to some extent any adverse effects of being unable to terminate an option position, the fund may experience losses in some cases as a result of such inability.

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A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date. Since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.)

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC” options). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options. OTC options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund’s ability to invest in illiquid securities. All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and other countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

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The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Under ordinary circumstances, preferred stock does not carry voting rights. As with all equity securities, the value of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. The value of preferred stocks is particularly sensitive to changes in interest rates and is more sensitive to changes in an issuer’s creditworthiness than is the value of debt securities. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions, which can limit the benefit to investors of a decline in interest rates. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Additionally, if the issuer of preferred stock experiences economic or financial difficulties, its preferred stock may lose value due to the reduced likelihood that its board of directors will declare a dividend. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued on debt or dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value may be dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s

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“conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current market price of the underlying security. Because of the conversion feature, the market value of a convertible security will normally fluctuate in some proportion to changes in the market value of the underlying security, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions.

A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Convertible securities generally have less potential for gain than common stocks.

The fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund’s investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. There can be no assurance that a liquid market will exist for any such security at any particular time, and a security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. In addition, market quotations for these securities are less readily available. Due to the more limited financial information and lack of publicly available prices, it may be more difficult to determine the fair value of these securities for purposes of computing the fund’s net asset value. As a result, the judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities, and the fair value prices determined for the fund could differ from those of other market participants.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144, 144A or Regulation S), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. In addition, the issuer typically does not have an obligation to provide liquidity to investors by buying the securities back when the

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investor wants to sell. Disposing of these securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering these securities for resale and the risk of substantial delay in effecting the registration. Since the offering is not registered with the SEC, investors in a private placement have less protection under the federal securities laws against improper practices than investors in registered securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the fund’s own expenses.

Investing in REITs may involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (“hybrid REITs”). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make

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distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related securities.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency, borrower default or self-liquidation. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing to maintain their exemptions from registration under the 1940 Act. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund’s investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes or may require the fund to accrue and distribute income not yet received. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to “call” or redeem its securities. Issuers of redeemable securities are generally more likely to exercise a “call” option in periods when interest rates are below the rate at which the original security was issued. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Repurchase Agreements

Under normal circumstances, each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund’s cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is generally considered an illiquid investment. It is the fund’s present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of

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the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable or unwilling to close out the repurchase agreement in accordance with its terms or the parties disagree as to the meaning or application of those terms. In such an event, the fund may be subject to expenses, delays, and risk of loss, including: (i) possible declines in the value of the underlying security while the fund seeks to enforce its rights under the agreement; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. The fund is also subject to the risk that the repurchase agreement instrument may not perform as expected.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets to another party subject to an agreement by the fund to repurchase the same assets from that party at an agreed upon price and date. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on the assets and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the assets. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged.

When entering into a reverse repurchase agreement, the fund bears the risk of delay and costs involved in recovery of securities if the initial purchaser of the securities fails to return the securities upon repurchase or fails financially. These delays and costs could be greater with respect to foreign securities. Although securities repurchase transactions are generally marked to market daily, the fund also faces the risk that securities subject to a reverse repurchase transaction will decline quickly in value, and the fund will remain obligated to repurchase those securities at a higher price, potentially resulting in a loss. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or

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possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers or other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the fund from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include ETFs), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries, though unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs also are subject to the risk that the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts or interruptions due to policies of the relevant exchange, unusual market conditions or other reasons. There can be no assurance that shares of a closed-end investment company or ETF will continue to be listed on an active exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

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The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “- Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. There is also a risk that a borrowed security will need to be returned to the lender on short notice. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the fund, such as certain emerging market country securities or securities of companies with smaller market capitalizations. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

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Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund’s objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as “portfolio turnover” and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund’s investment policies, under certain market conditions the fund’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund’s portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund’s portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create

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securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. Depending on their structures, swap agreements may increase or decrease the fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates.

The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). Total return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or investing directly in such market. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “-Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The value of the fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price. The fund’s ability to engage in certain swap transactions may be limited by tax considerations.

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The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the fund.

The fund’s investments in swaps will generate ordinary income and losses for federal income tax purposes and may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations to the counterparty. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or attempt to profit from changes or perceived changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be

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unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. The fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If the fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

The fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may purchase and write (sell) put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “-Options on Securities.”

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV.

Tax-exempt Securities

General description. As used in this SAI, the term “Tax-exempt Securities” includes debt obligations issued by a state, a territory or possession of the United States, the District of Columbia, Puerto Rico, Guam and their political subdivisions (for example, counties, cities, towns, villages, districts and authorities), agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include to refund of outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities in anticipation of the receipt of revenue or the issuance of other obligations.

Tax-exempt Securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Tax-exempt

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Securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, payment-in-kind and step-coupon securities and may be privately placed or publicly offered.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of “private activity” bonds may be issued by public authorities to finance projects of privately-owned entities, such as privately - operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “Redeemable securities,” “-Zero-coupon and Payment-in-kind Bonds,” “-Structured investments,” and “Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

Even though Tax-exempt Securities are interest-bearing investments that promise a stable flow of income, their prices are generally inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Tax-exempt Securities with longer remaining maturities typically fluctuate more than those of similarly rated Tax-exempt Securities with shorter remaining maturities. The values of Tax-exempt Securities also may be affected by changes in their actual or perceived credit quality. The credit quality of Tax-exempt Securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in securities of better-known issuers. In addition, Tax-exempt Securities may be harder to value than securities issued by corporations that are publicly traded.

The secondary market for some Tax-exempt Securities issued within a state (including issues that are privately placed with the fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the Tax-exempt Securities in which the fund may invest. The market for Tax-exempt Securities rated below investment grade is also likely to be less liquid than

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the market for higher rated obligations. As a result, the fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Tax-exempt Securities Issued by the Commonwealth of Puerto Rico. Tax-exempt Securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico has recently experienced (and may in the future experience) significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the fund’s investments in Puerto Rico Tax-Exempt Securities. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the fund’s investments in Puerto Rico Tax-exempt Securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rico municipal securities.

These challenges and uncertainties have been exacerbated by Hurricane Maria and the resulting natural disaster in Puerto Rico. In September 2017, Hurricane Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the Commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond’s price will fall to its call price. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by the fund nonetheless still subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The interest on pre-refunded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is not exempt from federal income tax.

Tender option bonds. The fund may invest in tender option bonds (“TOBs”), which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a TOB. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the TOB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of TOBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. TOBs are subject to restrictions on resale and are highly sensitive to changes in interest rates and the value of the underlying bond. Generally, coupon income on TOBs will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the

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actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of periodic payments by tobacco companies made under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share in settlement of certain smoking-related litigation. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, the spread of local ordinances restricting smoking in public places, and increases in the use of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products, and smokeless tobacco).

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at

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a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment is a right acquired by the fund to sell up to the principal amount of such Tax-exempt Securities back to the seller or a third party (typically an institution such as a bank or broker-dealer) at an agreed-upon price or yield within specified periods prior to their maturity dates. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments when determining the fund’s net asset value. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-exempt Securities of the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

“Moral obligation” bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “-Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. A lease obligation is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local tax in the state of issuance. Lease obligations may be secured or unsecured. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged.

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Municipal leases may be subject to greater risks than general obligation or revenue bonds. Although lease obligations do not constitute general obligations of the municipality, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult. If a municipality does not fulfill its payment obligation, it may be difficult to sell the lease obligation and the proceeds of a sale may not cover the fund’s loss.

In addition to the “non-appropriation” risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds. Moreover, such leases may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the fund’s original investment.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, such as the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the fund’s municipal bonds in the same manner.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in or acquire warrants, which are instruments that give the fund the right (but not the obligation) to purchase certain securities from an issuer at a specific price (the “strike price”) until a stated expiration date. The purchase of warrants involves the risk that the effective price paid for the warrant added to the strike price of the underlying security may exceed the value of the security’s market price, such as when there is no movement in the level of the underlying security. Also, the strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases

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to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund’s ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code. The market for zero-coupon and payment-in-kind bonds may be limited, making it difficult for the fund to value them or dispose of its holdings quickly at an acceptable price.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

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Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure

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for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

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The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

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Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Pursuant to proposed regulations on which the fund may rely, distributions by the fund to its shareholders that the fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders.

Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a fund's investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

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For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. For taxable years beginning after December 31, 2017, corporations are no longer subject to the federal AMT. Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code).

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

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In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in

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the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The fund’s investment in swaps, if any, will generate ordinary income and losses for federal income tax purposes. The fund’s investments in futures and swaps may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

In addition to the special rules described above in respect of options, futures transactions and swaps, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions,

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and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund intends to gain exposure to commodities and commodity-related investments, in whole or in part, through each fund’s respective Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “United States Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “United States Shareholders.” Because each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is a U.S. person that owns all of the stock of its respective Subsidiary, each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is a “United States Shareholder” and each Subsidiary is a CFC. As a “United States Shareholder,” each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is required to include in gross income for United States federal income tax purposes, as ordinary income, all of its Subsidiary’s “subpart F income” for the CFC’s taxable year ending with or within the fund’s taxable year, whether or not such income is distributed by the applicable Subsidiary, which may increase the ordinary income recognized by the fund. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and

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similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in commodities. It is expected that all of the Subsidiaries’ income will be “subpart F income.” Each fund’s recognition of its Subsidiary’s “subpart F income” will increase such fund’s tax basis in its Subsidiary’s shares. Distributions by a Subsidiary to the applicable fund will be tax-free, to the extent of such Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the fund’s tax basis in its Subsidiary’s shares. “Subpart F income” is treated as ordinary income, regardless of the character of a Subsidiary’s underlying income. Under Treasury regulations, income, if any, realized by a wholly-owned non-U.S. subsidiary (such as a Subsidiary) of a fund and included in such fund’s annual income of U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the fund’s business of investing in stock, securities or currencies. If a net loss is realized by a Subsidiary, such loss is not available to offset income or capital gain generated from the fund’s other investments. In addition, a Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

Pursuant to proposed regulations on which the fund may rely, distributions by the fund to its shareholders that the fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated

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investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

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Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. The IRS and Treasury Department have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If the rule were to apply to the accrual of market discount, the fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining

January 30, 2020	II-89

premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

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Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

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Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term

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capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund , unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that

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the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements . Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the fund pays. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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MANAGEMENT

Trustees

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution (a nonprofit
1952), Trustee since 2012	Prize for Lords of	public policy organization). Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
Mr. Ahamed has 25 years experience in the
management of fixed income portfolios and was
previously the Chief Executive Officer of Fischer
Francis Trees & Watts, Inc., a fixed-income
investment management subsidiary of BNP Paribas.
Mr. Ahamed holds a B.A. in economics from Trinity
College, Cambridge University and an M.A. in
economics from Harvard University.
Ravi Akhoury (Born 1947),	Served as Chairman and	Director of English Helper, Inc. (each a private
Trustee since 2009	CEO of MacKay Shields	software company). Mr. Akhoury previously served
	(a multi-product	as Director of Jacob Ballas Capital India (a
	investment management	non-banking finance company focused on private
	firm) from 1992 to 2007.	equity advisory services) and a member of its
Compensation Committee. He also served as
Director and on the Compensation Committee of
MaxIndia/New York Life Insurance Company in
India. Mr. Akhoury is also a Trustee of the Rubin
Museum, serving on the Investment Committee. Mr.
Akhoury is a former Vice President and Investment
Policy Committee member of Fischer, Francis, Trees
and Watts (a fixed-income investment management
subsidiary of BNP Paribas). He previously served on
the Board of Bharti Telecom (an Indian
telecommunications company) and was a member of
its Audit and Compensation Committees. He also
served on the Board of Thompson Press (a publishing
company) and was a member of its Audit Committee.
Mr. Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and obtained
an MS in Quantitative Methods from SUNY at Stony
Brook.

January 30, 2020	II-95

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Barbara M. Baumann (Born	President of Cross Creek	Director of Buckeye Partners, L.P. (a publicly traded
1955), Trustee since 2010	Energy Corporation, a	master limited partnership focused on pipeline
	strategic consultant to	transport, storage and distribution of petroleum
	domestic energy firms	products) and Devon Energy Corporation (an
	and direct investor in	independent natural gas and oil exploration and
	energy projects. Senior	production company). She is the Chair of the Board
	Advisor to First Reserve,	of Trustees of Mount Holyoke College, and serves on
	an energy	the Finance Committee of the Children’s Hospital of
	and private equity firm.	Colorado. She is the Treasurer of the Board of The
Denver Foundation, and chairs its Finance
Committee. Until September 2014, Ms. Baumann
was a director of UNS Energy Corporation (a
publicly held electric and gas utility in Arizona).
Until May 2014, Ms. Baumann was a Director of SM
Energy Corporation (a publicly held U.S. exploration
and production company). Until May 2012, Ms.
Baumann was a Director of CVR Energy, Inc. (a
publicly held petroleum refiner and fertilizer
manufacturer). Prior to 2003, she was Executive
Vice President of Associated Energy Managers, LLC
(a domestic private equity firm). From 1981 until
2000 she held a variety of financial and operational
management positions with the global energy
company Amoco Corporation and its successor, BP.
Ms. Baumann holds a B.A. from Mount Holyoke
College and an MBA from The Wharton School of
the University of Pennsylvania.
Katinka Domotorffy (Born	Voting member of the	Director of the Great Lakes Science Center, and of
1975), Trustee since 2012	Investment Committees	College Now Greater Cleveland. Ms. Domotorffy
	of the Anne Ray	holds a BSc in Economics from the University of
	Foundation and Margaret	Pennsylvania and an MSc in Accounting and Finance
	A. Cargill Foundation,	from the London School of Economics.
part of the Margaret A.
Cargill Philanthropies.
Prior to 2012, Ms.
Domotorffy was Partner,
Chief Investment
Officer, and Global Head
of Quantitative
Investment Strategies at
Goldman Sachs Asset
Management.

January 30, 2020	II-96

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Catharine Bond Hill (Born	Managing Director of	Director of Yale-NUS College; Alumni Fellow to the
1954), Trustee since 2017	Ithaka S+R (a	Yale Corporation. Dr. Hill graduated from Williams
	not-for-profit service that	College, earned a bachelor’s degree and a master’s
	helps the academic	degree at Brasenose College, Oxford University, and
	community navigate	completed her doctorate in economics at Yale
	economic and	University.
technological change).
From 2006 to 2016, Dr.
Hill served as the 10th
president of Vassar
College. Prior to 2006,
she was the provost of
Williams College.
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Paul L. Joskow (Born 1947),	Dr. Joskow is the	Trustee of Yale University; a Director of Exelon
Trustee since 1997	Elizabeth and James	Corporation (an energy company focused on power
	Killian Professor of	services); and a Member Emeritus of the Board of
	Economics, Emeritus at	Advisors of the Boston Symphony Orchestra. Prior
	the Massachusetts	to April 2013, he served as Director of TransCanada
	Institute of Technology	Corporation and TransCanada Pipelines Ltd. (energy
	(MIT), where he joined	companies focused on natural gas transmission, oil
	the faculty in 1972. He	pipelines, and power services.) Prior to August 2007,
	was the Head of the MIT	he served as a Director of National Grid (a
	Department of	U.K.-based holding company with interests in
	Economics from 1994 to	electric and gas transmission and distribution and
	1998 and the Director of	telecommunications infrastructure). Prior to July
	the MIT Center for	2006, he served as President of the Yale University
	Energy and	Council. Prior to February 2005, he served on the
	Environmental Policy	board of the Whitehead Institute for Biomedical
	Research from 1999	Research (a non-profit research institution). Prior to
	through 2007. Dr.	February 2002, he was a Director of State Farm
	Joskow was the President	Indemnity Company (an automobile insurance
	of the Alfred P. Sloan	company), and prior to March 2000, he was a
	Foundation (a	Director of New England Electric System (a public
	philanthropic institution	utility holding company). Dr. Joskow holds a Ph.D.
	focused primarily on	and a M.Phil. from Yale University and a B.A. from
	research and education	Cornell University.
on issues related to
science, technology and
economic performance)
from 2008-2017.

January 30, 2020	II-97

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006,	Chairman of the Boston	Ruder Finn Group (a global communications and
Vice Chair from 2016 to 2018	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
and Chair since 2018	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a Director
	derivatives securities).	of ISO New England (the organization responsible
	He is currently Vice	for the operation of the electric generation system in
	Chairman Emeritus of	the New England states). Prior to 2000, he was a
	the Board of Trustees of	Director of the Investment Company Institute in
	Beth Israel Deaconess	Washington, D.C. Prior to January 2005, Mr. Leibler
	Hospital in Boston and a	served as Chairman and Chief Executive Officer of
	former Director of Beth	the Boston Stock Exchange. Prior to January 2000,
	Israel Deaconess Care	he served as President and Chief Executive Officer of
	Organization, an	Liberty Financial Companies (a publicly traded
	accountable care group	diversified asset management organization). Prior to
	jointly owned by the	June 1990, he served as President and Chief
	medical center and its	Operating Officer of the American Stock Exchange
	affiliated physicians	(AMEX). Prior to serving as AMEX President, he
	network. He is also	held the position of Chief Financial Officer, and
	Director of Eversource	headed its management and marketing operations.
	Corporation, which	Mr. Leibler graduated with a B.A. in Economics
	operates New England’s	from Syracuse University.
largest energy delivery
system.
Robert E. Patterson (Born	Prior to March 15, 2017,	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Co-Chairman of Cabot	Trustee of the Joslin Diabetes Center. Prior to
	Properties, Inc. (a private	December 2001, Mr. Patterson served as the
	equity firm investing in	President and as a Trustee of Cabot Industrial Trust
	commercial real estate)	(a publicly-traded real estate investment trust). He
	and Chairman or	has also served as a Trustee of the Sea Education
	Co-Chairman of the	Association. Prior to 1998, he was Executive Vice
	Investment Committees	President and Director of Acquisitions of Cabot
	for various Cabot Funds.	Partners Limited Partnership (a registered investment
	He formerly served as	adviser involved in institutional real estate
	Senior Advisor to these	investments). Prior to 1990, he served as Executive
	entities.	Vice President of Cabot, Cabot & Forbes Realty
Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson practiced law and held
various positions in state government, and was the
founding Executive Director of the Massachusetts
Industrial Finance Agency. Mr. Patterson is a
graduate of Harvard College and Harvard Law
School.

January 30, 2020	II-98

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor) and a Trustee of the
	Inc. (a publisher of	Gloucester Marine Genomics Institute. Until June
	financial advisory and	2019, Mr. Putnam was a Trustee of the Marine
	other research services)	Biological Laboratory. Until 2017, Mr. Putnam was
	and President of New	a Trustee of Epiphany School. Until 2010, Mr.
	Generation Advisors,	Putnam was a Trustee of St. Mark’s School. Until
	LLC (a registered	2006, Mr. Putnam was a Trustee of Shore Country
	investment adviser to	Day School. Until 2002, he was a Trustee of the Sea
	private funds), which are	Education Association. Mr. Putnam is a graduate of
	firms he founded in	Harvard College, Harvard Business School and
	1986. Prior to June 2007,	Harvard Law School.
Mr. Putnam was
President of the Putnam
Funds.
Manoj P. Singh (Born 1952),	Until 2015, chief	Director of Abt Associates (a global research firm
Trustee since 2017	operating officer and	working in the fields of health, social and
	global managing director	environmental policy, and international
	at Deloitte Touche	development); Trustee of Carnegie Mellon
	Tohmatsu, Ltd. (a global	University; Trustee of the Rubin Museum; Director
	professional services	of Pratham USA (an organization dedicated to
	organization). He served	children’s education in India); member of the
	on the Deloitte U.S.	advisory board of Altimetrik (a business
	board of directors and the	transformation and technology solutions firm); and
	boards of Deloitte	Director of DXC Technology (a global IT services
	member firms in China,	and consulting company). Mr. Singh holds a
	Mexico and Southeast	bachelor’s degree in electrical engineering from the
	Asia.	Indian Institute of Technology and an MS in
industrial administration from Carnegie Mellon
University.

January 30, 2020	II-99

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Interested Trustees
*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments	Museum, Dana-Farber Cancer Institute,
	(2008 – Present) and	Massachusetts Competitive Partnership (Chairman),
	Chairman of Great-West	and Boston Chamber of Commerce. He is a member
	Lifeco U.S. Inc., a	of the Chief Executives Club of Boston, the National
	holding company that	Innovation Initiative, the Massachusetts General
	owns Putnam	Hospital President’s Council, and the Council on
	Investments and	Competitiveness, and he is a former President of the
	Great-West Financial	Commercial Club of Boston. Prior to 2008, he
	(2019 – Present). From	served as a Director of FMR Corporation, Fidelity
	2014 to 2019, President	Investments Insurance Ltd., Fidelity Investments
	and Chief Executive	Canada Ltd., and Fidelity Management Trust
	Officer of Great-West	Company and as a Trustee of the Fidelity Family of
	Financial, a financial	Funds. Mr. Reynolds received a B.S. in Business
	services company that	Administration with a major in Finance from West
	provides retirement	Virginia University.
savings plans, life
insurance, and annuity
and executive benefits
products, and of
Great-West Lifeco U.S.
Inc. Member of Putnam
Investments’ and
Great-West Financial’s
Board of Directors.


1 The address of each Trustee is 100 Federal Street, Boston, MA 02110. As of December 31, 2018, there were 91 Putnam funds.


2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

* Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund’s Trustees, with the exception of Dr. Hill and Mr. Singh, was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

January 30, 2020	II-100

In recommending the election of the board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill -- Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh -- Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

January 30, 2020	II-101

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7-year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have had an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his former position as an officer of Cabot OP and as the former Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Prior to his retirement on March 15, 2017, Mr. Patterson had an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and was also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund. Upon his retirement, pursuant to the terms of the governing agreements of Cabot Properties, Inc. and Cabot Properties, L.P., Mr. Patterson ceased to have any rights as a stockholder or partner, except with respect to his right to receive payment.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]
Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer, and Compliance Liaison, The Putnam Funds.
Executive Officer, and Compliance
Liaison
Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer
James F. Clark[3] (Born 1974)	Since 2016	Chief Compliance Officer, Putnam Investments and
Vice President and Chief Compliance		Putnam Management (2016 – Present).
Officer		Associate General Counsel, Putnam Investments,
Putnam Management and Putnam Retail
Management (2003-2015).
Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The Putnam
Vice President, Treasurer, and Clerk		Funds.
Richard T. Kircher (Born 1962)	Since 2019	Assistant Director, Operational Compliance, Putnam
Vice President and BSA Compliance		Investments and Putnam Retail Management (2015 –
Officer		Present). Sr. Manager, Operational Compliance,
Putnam Investments and Putnam Retail Management
(2004-2015).
Janet C. Smith (Born 1965)	Since 2007	Head of Fund Administration Services, Putnam
Vice President, Principal Financial		Investments and Putnam Management.
Officer, Principal Accounting Officer,
and Assistant Treasurer

January 30, 2020	II-102

Name, Address[1], Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]
Susan G. Malloy (Born 1957)	Since 2007	Head of Accounting, Middle Office, and Control
Vice President and Assistant		Services, Putnam Investments, and Putnam
Treasurer		Management.
Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President		Investments and Putnam Retail Management.
Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate Governance,		Assistant Treasurer, The Putnam Funds.
Assistant Clerk, and Assistant
Treasurer
Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President, Assistant Clerk, and
Assistant Vice President, Assistant		Assistant Treasurer, The Putnam Funds.
Clerk, and Assistant Treasurer

1 The address of each Officer is 100 Federal Street, Boston, MA 02110.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 10 of the 11 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent

January 30, 2020	II-103

registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy, and Messrs. Akhoury, Patterson and Singh.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally

January 30, 2020	II-104

believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees and currently consists of Dr. Joskow (Chairperson), Messrs. Leibler, Patterson and Putnam, and Ms. Baumann.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chairperson), Leibler and Putnam, and Drs. Hill and Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed and Leibler, and Drs. Hill and Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Leibler (Chairperson) and Putnam, and Ms. Baumann.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Leibler and Putnam, and Drs. Hill and Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Ahamed, Patterson, Reynolds and Singh.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Singh (Chairperson), Akhoury and Patterson, and Mses. Baumann and Domotorffy.

January 30, 2020	II-105

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The

January 30, 2020	II-106

term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation.

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For retail open-end funds except Putnam Dynamic Asset Allocation Equity Fund, Putnam Retirement Advantage Funds, Putnam RetirementReady® Funds, and Putnam Short-Term Investment Fund. As of December 1, 2019, through the expiration of the one-year period following the effective date of the next annual update of each fund’s registration statement, Putnam Management will waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

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For Putnam Dynamic Asset Allocation Equity Fund Only: Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2020 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

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The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

The Putnam Advisory Company, LLC

If so disclosed in the fund’s prospectus, PAC, an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such

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fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

PanAgora Asset Management, Inc.

If so disclosed in the fund’s prospectus, PanAgora, an affiliate of Putnam Management, has been retained as the sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management, by Putnam Management pursuant to a sub-advisory agreement between Putnam Management and PanAgora.

PanAgora, a Delaware corporation organized in 1985 and incorporated in 1989, is located at One International Place, 24th Floor, Boston, Massachusetts 02110. The voting interests in PanAgora are owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC). In addition, certain PanAgora employees own non-voting interests in PanAgora. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interest in PanAgora would be owned by PanAgora employees.

Under certain terms of the sub-advisory agreement, PanAgora, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PanAgora from time to time by Putnam Management, and makes investment decisions on behalf of such portion of the fund, subject to the supervision of the Board of Trustees and Putnam Management.

PanAgora, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory agreement provides that PanAgora shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PanAgora.

The sub-advisory agreement may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PanAgora or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory agreement also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam

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Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts.

Putnam Management

Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front-running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g. , based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• Except as provided in Part I of this SAI, the fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

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Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products before offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

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A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by PIL will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam Management may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam Management accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or

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more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

PanAgora

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The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts (“SMA’s”), as well as incubated accounts. The other accounts might have similar investment objectives as the fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

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A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the fund, such securities might not be suitable for the fund given its investment objective and related restrictions.

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

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Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The products and services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, trading systems and other brokerage services, economic and political analysis, fundamental and macro investment research, industry and company reviews, statistical information, market data, evaluations of investments, strategies, markets and trading venues, recommendations as to the purchase and sale of investments, performance measurement services and meetings with management of current or prospective portfolio companies or with industry experts. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment/brokerage- and non-investment/brokerage-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, research and brokerage services provided by a broker-dealer (except that research is not a factor in selecting broker-dealers in the case of funds sub-advised by PIL), the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the benefit of any capital committed by a broker-dealer to facilitate the efficient execution of the transaction and the quality of service rendered by the broker-dealer in other transactions.

Except with respect to research services for funds sub-advised by PIL, Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities

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transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

PIL may not obtain research using brokerage commissions paid by funds sub-advised by PIL. PIL will use only “hard dollars” (i.e., from its own resources) to acquire external research used by London-based personnel, including fixed income personnel.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses (other than funds for which PIL serves as sub-adviser) such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at 100 Federal Street, Boston, MA 02110, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds (other than Putnam Income Strategies Portfolio, which does not have a principal underwriter). Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC, PanAgora and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”), by PanAgora (the “PanAgora Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics” and each of the Putnam Investments Code of Ethics, the PanAgora Code of Ethics and the Putnam Funds Code of Ethics, a “Code of Ethics”). Each Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics and, as applicable, the PanAgora Code of Ethics do not prohibit personnel from investing in securities that may be purchased or held by the fund. However, each Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of

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1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at 100 Federal Street, Boston, MA 02110, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund (other than Putnam Income Strategies Portfolio).

The fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds (other than the Putnam RetirementReady® Funds) that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class N, class R and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans and certain funds-of-funds (other than the Putnam RetirementReady® Funds) are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam RetirementReady® Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class M, class N, class R and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class N, class R and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

As of June 28, 2019. Putnam Investor Services has agreed, through the later of the one year period following the effective date of the next annual update of each fund’s registration statement or August 31, 2020, that the aggregate investor servicing fees for the fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each

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fund’s average daily net assets attributable to class R5 shares applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

No fee is paid to Putnam Investor Services with respect to shares of Putnam Income Strategies Portfolio.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian and the custodian of each Subsidiary. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

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Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such

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Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution

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check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege . For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Redemption orders for class B shares placed after March 31, 2017 are not eligible for the reinstatement privilege.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

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Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Ultra Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge. Class A shares of a Putnam fund may be exchanged for class N shares of other Putnam funds, if available. Class N shares of a Putnam fund may be exchanged for class A shares of other Putnam funds, if available.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class N, class R5, class R6 or class Y shares may exchange their class A shares for class N, class R5, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, or class Y shares of such fund are offered to residents of the shareholder’s state.

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Class M shareholders who are eligible to purchase class Y shares may exchange their class M shares for class Y shares of the same fund, provided that class Y shares of such fund are offered to residents of the shareholder’s state and, if applicable, the shares are available through the relevant retirement plan.

Class N shareholders who are eligible to purchase class A shares may exchange their class N shares for class A shares of the same fund, provided that class A shares of such fund are offered to residents of the shareholder’s state, the class N shares are no longer subject to a CDSC, and, if applicable, the class A shares are available through the relevant retirement plan.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan, advisory program or platform.

Class Y shareholders who are eligible to purchase class A, class C, class N, class R5 or class R6 shares may exchange their class Y shares for class A, class C, class N, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A shares, class C shares or class N shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and

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consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

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Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

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POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. In addition, these policies do not apply to the sharing of fund portfolio holdings information with Putnam Investment personnel involved in the management of other Putnam funds that invest in such fund. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC twice each year on Form N-CSR (with respect to each annual period and semi-annual period). In addition, money market funds file reports of portfolio holdings on Form N-MFP each month (with respect to the prior month), and funds other than money market funds file reports of portfolio holdings on Form N-PORT 60 days after each fiscal quarter (for the respective fiscal quarter), with the schedule of portfolio holdings filed on Form N-PORT for the third month of the first and third fiscal quarter made publicly available. Shareholders may obtain the Form N-CSR and N-MFP filings and the publicly available portions of Form N-PORT filings on the SEC’s website at http://www.sec.gov. Form N-CSR filings are available upon filing, Form N-MFP filings are available 60 days after each calendar month end, and information reported on Form N-PORT filings for the third month of a fiscal quarter is available

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60 days after the end of the fiscal quarter. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.

For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website at http://www.sec.gov.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	No later than 5 business days
after the end of each month.

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month.

For Putnam Mortgage Opportunities Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments institutional website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	Last business day of the
month after the end of each
month.
Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after
other portfolio statistics		the end of each month.

For Putnam Ultra Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month.

For Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Market Neutral Fund, Putnam Management makes each fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Quarterly	Approximately 45 days after the
end of each calendar quarter.

For Putnam PanAgora Risk Parity Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

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Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Quarterly	The last business day of the
month following the end of each
calendar quarter.

For Putnam Equity Income Fund, Putnam Capital Spectrum Fund, Putnam Emerging Markets Equity Fund, Putnam Equity Spectrum Fund, Putnam Focused Equity Fund, Putnam Global Technology Fund, Putnam International Value Fund, Putnam Multi-Cap Core Fund, Putnam Small Cap Growth Fund, George Putnam Balanced Fund, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam International Equity Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam International Growth Fund, Putnam Research Fund, Putnam Small Cap Value Fund, Putnam Sustainable Future Fund, and Putnam Sustainable Leaders Fund, Putnam Management makes each fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Quarterly	8 business days after the end of
each calendar quarter.

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information (1)	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	8 business days after the end of
each month.

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month.

(1) Putnam mutual funds that are not currently offered to the general public (such as Putnam Short Term Investment Fund, Putnam Dynamic Asset Allocation Equity Fund, and Putnam Income Strategies Portfolio) do not post portfolio holdings on the Putnam Investments website, except to the extent required by applicable regulations. Putnam Retirement Advantage Funds and Putnam RetirementReady® Funds invest solely in other Putnam funds. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

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Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), accounting providers (State Street Bank and Trust Company, SS&C Advent and BNY Mellon), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co), compliance limit monitoring (Consensys Limited) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Trade Infomatics, ConsenSys, ENSO Financial Analytics, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

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In addition, Putnam Management offers model SMA portfolios to sponsoring broker-dealers that in turn offer those portfolios to their customers. The model SMA portfolios may follow investment programs that are similar or identical in material respects to those of specific Putnam funds or other client accounts and, as a result, there may be substantial overlap between the securities holdings and transactions of a model SMA portfolio and those of any similarly managed funds or accounts. When Putnam Management makes changes to a model SMA portfolio, it communicates those changes to sponsoring broker-dealers, and these communications include certain non-public portfolio holdings information and trading instructions. Putnam Management typically provides these changes to sponsoring broker-dealers at the same time that it instructs its trading desk to place trades to effect the same changes for any similarly managed funds or accounts. As a result, it is possible that a

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broker-dealer offering a model SMA portfolio to its clients, or the clients themselves, may be able to infer the portfolio holdings of any Putnam fund or client account that is managed similarly to the model SMA portfolio and may use this information for their own benefit, which could negatively impact the fund’s or client account’s ability to execute purchase and sale transactions or the price at which those transactions may be executed. To protect against these risks, Putnam Management’s agreements with broker-dealers sponsoring model SMA portfolios contain confidentiality provisions aimed at preventing the misuse of non-public portfolio holdings information. Furthermore, while Putnam Management typically provides sponsoring broker-dealers with trading instructions for model SMA portfolios on a real-time basis, Putnam Management only releases full model SMA portfolio holdings to current and prospective sponsoring broker-dealers in accordance with the portfolio holdings release schedule used for its funds.

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INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

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The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

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SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

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P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

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A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

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BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

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Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

Proxy voting guidelines of The Putnam Funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis. In addition, in interpreting the funds’ proxy voting guidelines, the Trustees of The Putnam Funds are mindful of emerging best practices in the areas of corporate governance, environmental stewardship and sustainability, and social responsibility. Recognizing that these matters may, in some instances, bear on investment performance, they may from time to time be considerations in the funds’ voting decisions.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of The Putnam Funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS1

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of

1 The guidelines in this section apply to proposals at U.S. companies. Please refer to Section III, Voting Shares of Non-U.S. Issuers, for additional guidelines applicable to proposals at non-U.S. companies.

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directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► In light of the funds’ belief that companies benefit from diversity on the board, the funds will withhold votes from the chair of the nominating committee if there are no women on the board of directors.

► The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

• who serves on more than four unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

• who serves as an executive officer of any public company (“home company”) while serving on more than two public company boards other than the home company board (the funds will withhold votes from the nominee at each company where the funds are shareholders; in addition, if the funds are shareholders

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of the executive’s home company, the funds will withhold votes from members of the home company’s governance committee), or

• who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Board diversity: The funds’ Trustees believe that a company benefits from diversity on the board, including diversity with respect to gender, ethnicity, race, and experience. The Trustees are sensitive to the need for a variety of backgrounds among board members to further creative and independent thought during board deliberations. The Trustees expect company boards to strive for diversity in membership and to clearly explain their efforts and goals in this regard.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a public company and on the boards of more than two unaffiliated public companies. The funds may also withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register

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an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board, or if a board of directors permits an executive to serve on an excessive number of public company boards. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

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► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

► The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

► The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

• the amount per employee under the plan is unlimited, or

• the plan’s performance criteria is undisclosed, or

• the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary : Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock, except that the funds will evaluate such proposals on a case-by-case basis if they relate to a specific transaction or to common stock with special voting rights.

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

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► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination. One such consideration is the funds’ belief that, as a general matter, common shareholders should have equal voting rights.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances, and accordingly the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

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► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals), board-approved proposals that conflict with shareholder proposals, and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships (including inappropriately one-sided dispute resolution procedures), and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

• the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

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• applicable state law does not otherwise provide shareholders with the right to call special meetings.

► The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote on a case-by-case basis on shareholder proposals related to environmental and social initiatives.

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

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Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

There are some types of proposals that the funds will evaluate on a case-by-case basis in any event. For example, when shareholder proposals conflict with board-approved approvals, the funds will generally evaluate both proposals on a case-by-case basis, considering the materiality of the differences between the proposals, the benefits to shareholders from each proposal, and the strength of the company’s corporate governance, among other factors, in determining which proposal to support. In addition, the funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific

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performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees recognize the importance of environmental and social responsibility. In evaluating shareholder proposals with respect to environmental and social initiatives (including initiatives related to climate change and gender pay equity), the funds will take into account the relevance of the proposal to the company’s business and the practicality of implementing the proposal, including the impact on the company’s business activities, operations, and stakeholders. With respect to shareholder proposals related to diversity initiatives, the funds will assess the proposals in a manner that is broadly consistent with the funds’ approach to holding the board of directors directly accountable for diversity on the board.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U. S. issuers except as follows:

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Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

► The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

► The funds will withhold votes from the entire board of directors if

• the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

• the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

► For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

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Hong Kong

► The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

• the chair of the audit, compensation or nominating committee is not an independent director.

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Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

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Italy

► The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors 2 for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

2 A co-opted director is an individual appointed to the board by incumbent directors to replace a director who was elected by directors but who leaves the board (through resignation or death) before the end of his or her term.

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Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are outside directors,

• the board has not established a nominating committee with at least half of the members being outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

► The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

► The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

• the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

• the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary: For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

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Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

► The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

• the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

• the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

► The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

January 30, 2020	II-148

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

► The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

► The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

► The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

January 30, 2020	II-149

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

► The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

► The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by -case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

► The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

► The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

► The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

► In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

January 30, 2020	II-150

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

► The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

► The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

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Australia

► The funds will vote for proposals to carve out, from the general cap on non- pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

► The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

► The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

► The funds will vote for proposals to approve a general mandate permitting the company to engage in non- pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

► The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

► The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

► The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

► The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

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► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14-day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

► The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by -case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

► The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

► If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

► The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by

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any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

► The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

► The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted March 22, 2019

Proxy voting procedures of The Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process works when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of The Putnam Funds exercise control of voting proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is

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also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director deals directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, solicits voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

The Proxy Voting Director is also responsible for ensuring that the funds file the required annual reports of their proxy voting records with the Securities and Exchange Commission. The Proxy Voting Director coordinates with the funds’ proxy voting service to prepare and file on Form N-PX, by August 31 of each year, the funds’ proxy voting record for the most recent twelve-month period ended June 30. In addition, the Proxy Voting Director is responsible for coordinating with Putnam Management to arrange for the funds’ proxy voting record for the most recent twelve-month period ended June 30 to be available on the funds’ website.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company) and is referred to Putnam Management’s investment professionals for a voting recommendation as described below, the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

The Proxy Voting Director will refer proxy questions that involve investment considerations, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. These referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of the review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. The recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report. An exception to this referral process is that the Proxy Voting Director will not refer proxy questions in respect of portfolio securities that are held only in funds sub-advised by PanAgora Asset Management, Inc.

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In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management or a significant personal investment in the company) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and may be asked to remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that: (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009, January 24, 2014 and June 23, 2017.

January 30, 2020	II-156

Appendix B

January 30, 2020	II-157

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Growth Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Growth Fund 25

The fund’s portfolio 9/30/19

COMMON STOCKS (68.9%)*	Shares	Value
Banking (4.3%)
ABN AMRO Group NV GDR (Netherlands)	154,659	$2,726,630
AIB Group PLC (Ireland)	72,602	215,557
Banco Bilbao Vizcaya Argenta (Spain)	808,403	4,212,190
Bank Leumi Le-Israel BM (Israel)	414,729	2,951,570
Bank of Montreal (Canada)	7,965	586,651
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	5,565,200	1,293,777
BNP Paribas SA (France)	98,671	4,804,102
BOC Hong Kong Holdings, Ltd. (Hong Kong)	375,500	1,274,392
Canadian Imperial Bank of Commerce (Canada)	6,575	542,487
Citigroup, Inc.	425,900	29,421,172
Commercial International Bank (CIB) Egypt SAE GDR (Egypt)	396,006	1,823,608
Credicorp, Ltd. (Peru)	9,332	1,945,162
Credit Agricole SA (France)	223,202	2,710,129
Hang Seng Bank, Ltd. (Hong Kong)	125,500	2,706,087
HDFC Bank, Ltd. (India)	237,344	4,110,806
HSBC Holdings PLC (United Kingdom)	52,081	399,970
Israel Discount Bank, Ltd. Class A (Israel)	372,894	1,640,144
Itau Unibanco Holding SA ADR (Preference) (Brazil)	238,620	2,006,794
JPMorgan Chase & Co.	355,323	41,817,964
KBC Groep NV (Belgium)	27,398	1,780,400
Mizuho Financial Group, Inc. (Japan)	338,300	518,127
National Australia Bank, Ltd. (Australia)	13,278	266,171
National Bank of Canada (Canada)	14,244	708,733
Popular, Inc. (Puerto Rico)	23,100	1,249,248
Sberbank of Russia PJSC ADR (Russia)	112,518	1,594,943
Sumitomo Mitsui Financial Group, Inc. (Japan)	132,900	4,541,646
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	33,900	1,221,497
Toronto-Dominion Bank (Canada)	13,037	760,168
U.S. Bancorp	7,475	413,667
		120,243,792
Basic materials (2.4%)
Air Liquide SA (France)	4,152	591,027
Akzo Nobel NV (Netherlands)	970	86,473
Anglo American PLC (United Kingdom)	128,113	2,947,538
Arkema SA (France)	20,390	1,900,604
Armstrong World Industries, Inc.	12,500	1,208,750
Asian Paints, Ltd. (India)	120,626	2,999,361
Axalta Coating Systems, Ltd. †	70,200	2,116,530
Azrieli Group, Ltd. (Israel)	1,830	143,715
BHP Billiton PLC (United Kingdom)	102,674	2,187,030
Boliden AB (Sweden)	19,504	448,269
Celanese Corp.	13,900	1,699,831
CF Industries Holdings, Inc.	94,700	4,659,240
China Lesso Group Holdings, Ltd. (China)	1,955,000	1,850,811
Corteva, Inc.	235,700	6,599,600
Covestro AG (Germany)	74,728	3,697,821
CRH PLC (Ireland)	52,281	1,800,115
Eastman Chemical Co.	33,000	2,436,390

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Basic materials cont.
Eiffage SA (France)	4,037	$418,540
Fortescue Metals Group, Ltd. (Australia)	345,692	2,053,259
Glencore PLC (United Kingdom)	17,001	51,161
HeidelbergCement AG (Germany)	36,179	2,615,217
HOCHTIEF AG (Germany)	15,449	1,761,322
JFE Holdings, Inc. (Japan)	28,000	336,647
LyondellBasell Industries NV Class A	9,600	858,912
Newcrest Mining, Ltd. (Australia)	21,304	499,675
NewMarket Corp.	2,600	1,227,434
Nippon Steel Corp. (Japan)	31,400	437,204
Nucor Corp.	6,949	353,774
PPG Industries, Inc.	15,600	1,848,756
Reliance Steel & Aluminum Co.	16,200	1,614,492
Rio Tinto PLC (United Kingdom)	99,174	5,132,427
Rio Tinto, Ltd. (Australia)	5,938	371,408
Sherwin-Williams Co. (The)	1,996	1,097,541
Shin-Etsu Chemical Co., Ltd. (Japan)	34,200	3,656,435
Steel Dynamics, Inc.	82,300	2,452,540
Taisei Corp. (Japan)	52,700	2,039,764
Tosoh Corp. (Japan)	89,500	1,182,021
W.R. Grace & Co.	10,900	727,684
		68,109,318
Capital goods (4.2%)
ACS Actividades de Construccion y Servicios SA (Spain)	65,982	2,636,481
Allison Transmission Holdings, Inc.	48,600	2,286,630
BAE Systems PLC (United Kingdom)	86,858	608,738
Ball Corp.	34,018	2,476,851
Berry Plastics Group, Inc. † S	53,600	2,104,872
Caterpillar, Inc.	41,600	5,254,496
Clean TeQ Holdings, Ltd. (Australia) † S	2,962,063	609,770
Cummins, Inc.	49,500	8,052,165
Curtiss-Wright Corp.	5,700	737,409
Dassault Aviation SA (France)	514	727,184
Dover Corp.	29,600	2,946,976
Emerson Electric Co.	74,900	5,007,814
Faurecia SA (France)	52,905	2,509,530
General Dynamics Corp.	2,343	428,136
HD Supply Holdings, Inc. †	77,150	3,022,351
HEICO Corp.	17,100	2,135,448
Hitachi, Ltd. (Japan)	115,900	4,312,284
Honeywell International, Inc.	88,717	15,010,916
IDEX Corp.	14,800	2,425,424
Ingersoll-Rand PLC	66,700	8,218,107
Johnson Controls International PLC	8,824	387,285
KEI Industries, Ltd. (India)	178,590	1,369,373
L3Harris Technologies, Inc.	2,642	551,227
Legrand SA (France)	25,929	1,850,551
Lockheed Martin Corp.	42,350	16,519,041
Northrop Grumman Corp.	1,489	558,062

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (68.9%)* cont.	Shares	Value
Capital goods cont.
Obayashi Corp. (Japan)	102,700	$1,022,013
Republic Services, Inc.	34,300	2,968,665
Roper Technologies, Inc.	7,100	2,531,860
Sandvik AB (Sweden)	238,615	3,717,130
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	185,000	1,618,962
Teledyne Technologies, Inc. †	5,400	1,738,746
Tervita Corp. (Canada) †	179	1,013
Voltronic Power Technology Corp. (Taiwan)	69,000	1,423,391
Waste Management, Inc.	82,684	9,508,660
		117,277,561
Communication services (3.5%)
Altice USA, Inc. Class A †	135,800	3,894,744
AT&T, Inc.	65,627	2,483,326
BCE, Inc. (Canada)	20,088	971,611
BT Group PLC (United Kingdom)	464,708	1,020,373
Comcast Corp. Class A	505,600	22,792,448
Crown Castle International Corp. R	55,200	7,673,352
Deutsche Telekom AG (Germany)	208,161	3,492,670
Equinix, Inc. R	3,000	1,730,400
Eutelsat Communications SA (France)	25,208	469,144
Hikari Tsushin, Inc. (Japan)	9,000	1,946,081
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	258,000	409,498
Juniper Networks, Inc.	110,709	2,740,048
KDDI Corp. (Japan)	174,800	4,567,029
Megacable Holdings SAB de CV (Units) (Mexico)	288,509	1,162,135
Nippon Telegraph & Telephone Corp. (Japan)	54,200	2,584,557
NTT DoCoMo, Inc. (Japan)	21,100	537,233
Safaricom PLC (Kenya)	7,042,600	1,864,916
SES SA (France)	13,908	253,535
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	7,429,900	2,255,926
Telephone & Data Systems, Inc.	39,400	1,016,520
Telstra Corp., Ltd. (Australia)	1,370,534	3,246,898
Verizon Communications, Inc.	527,874	31,862,474
		98,974,918
Communications equipment (1.2%)
Avaya Holdings Corp. †	10,997	112,499
Cisco Systems, Inc.	649,709	32,102,122
		32,214,621
Computers (1.9%)
Apple, Inc.	153,442	34,366,405
Aspen Technology, Inc. †	22,000	2,707,760
CDW Corp. of Delaware S	29,500	3,635,580
Fortinet, Inc. †	79,900	6,133,124
Fujitsu, Ltd. (Japan)	12,100	968,560
Nuance Communications, Inc. †	49,100	800,821
Otsuka Corp. (Japan)	45,800	1,823,528
ServiceNow, Inc. †	13,100	3,325,435
Synopsys, Inc. †	2,818	386,771
		54,147,984

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Conglomerates (0.5%)
AMETEK, Inc.	42,800	$3,929,896
Danaher Corp.	59,600	8,608,028
Mitsui & Co., Ltd. (Japan)	15,600	255,083
Orkla ASA (Norway)	45,172	410,923
		13,203,930
Consumer cyclicals (9.1%)
ABC-Mart, Inc. (Japan)	4,200	266,858
Amazon.com, Inc. †	26,384	45,800,249
Aristocrat Leisure, Ltd. (Australia)	160,626	3,317,485
Automatic Data Processing, Inc.	77,787	12,556,378
AutoZone, Inc. †	567	614,980
Berkeley Group Holdings PLC (The) (United Kingdom)	23,130	1,188,486
Best Buy Co., Inc.	115,300	7,954,547
Booking Holdings, Inc. †	7,400	14,523,314
Brambles, Ltd. (Australia)	59,426	457,249
Bridgestone Corp. (Japan)	16,200	626,875
China International Travel Service Corp., Ltd. Class A (China)	116,148	1,514,167
CK Hutchison Holdings, Ltd. (Hong Kong)	183,000	1,615,729
Clear Channel Outdoor Holdings, Inc. †	4,244	10,694
Clicks Group, Ltd. (South Africa)	135,177	1,918,898
Compagnie Generale des Etablissements Michelin SCA (France)	29,835	3,329,912
Companhia De Locacao das Americas (Brazil)	98,598	1,203,124
Compass Group PLC (United Kingdom)	23,101	594,492
CoStar Group, Inc. †	2,700	1,601,640
CP ALL PCL (Thailand)	652,400	1,727,788
Daiwa House Industry Co., Ltd. (Japan)	50,400	1,634,242
Daum Communications Corp. (South Korea)	14,553	1,648,565
Discovery, Inc. Class A † S	114,200	3,041,146
Dollar Tree, Inc. †	6,003	685,302
Ecolab, Inc.	1,200	237,648
Expedia, Inc.	56,800	7,634,488
Extended Stay America, Inc. (Units)	73,800	1,080,432
Fiat Chrysler Automobiles NV (Italy)	236,522	3,060,569
Ford Motor Co.	17,207	157,616
Fox Corp. Class B	4,166	131,396
Fu Shou Yuan International Group, Ltd. (China)	1,875,000	1,657,852
Geberit International AG (Switzerland)	4,575	2,184,706
Genting Bhd (Singapore)	2,057,700	1,310,115
Harvey Norman Holdings, Ltd. (Australia)	87,788	268,414
Harvey Norman Holdings, Ltd. (Rights) (Australia) †	16,452	19,932
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ΔΔ F	2	2
Hermes International (France)	5,831	4,029,387
Hilton Worldwide Holdings, Inc.	70,600	6,573,566
Home Depot, Inc. (The)	5,301	1,229,938
iHeartMedia, Inc. Class A † S	1,805	27,075
Industria de Diseno Textil SA (Inditex) (Spain)	55,350	1,713,337
Interpublic Group of Cos., Inc. (The)	93,000	2,005,080
Jardine Matheson Holdings, Ltd. (Hong Kong)	4,900	262,150

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (68.9%)* cont.	Shares	Value
Consumer cyclicals cont.
JUMBO SA (Greece)	64,761	$1,228,907
KAR Auction Services, Inc. S	67,300	1,652,215
Kering SA (France)	11,417	5,818,175
Kimberly-Clark Corp.	4,168	592,064
Li Ning Co., Ltd. (China)	541,500	1,554,506
Liberty Media Corp.-Liberty SiriusXM Class A †	25,600	1,064,192
Liberty Media Corp.-Liberty SiriusXM Class C †	13,865	581,775
Lowe’s Cos., Inc.	86,100	9,467,556
Macquarie Infrastructure Co., LLC	20,400	805,188
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ΔΔ F	1	1
New Middle East Other Assets GmbH (acquired 8/12/13, cost $1) (Private)
(Germany) † ΔΔ F	1	1
News Corp. Class A	77,248	1,075,292
Nielsen Holdings PLC	91,100	1,935,875
Nintendo Co., Ltd. (Japan)	11,000	4,071,399
Norwegian Cruise Line Holdings, Ltd. †	65,600	3,396,112
Omnicom Group, Inc.	82,500	6,459,750
PayPal Holdings, Inc. †	238,400	24,695,856
Peugeot SA (France)	174,231	4,344,984
Porsche Automobil Holding SE (Preference) (Germany)	4,736	308,172
Poya International Co., Ltd. (Taiwan)	106,820	1,516,679
Publicis Groupe SA (France)	4,935	242,696
PulteGroup, Inc.	33,800	1,235,390
Ross Stores, Inc.	5,548	609,448
RTL Group SA (Belgium)	5,008	240,828
Secom Co., Ltd. (Japan)	2,700	246,165
ServiceMaster Global Holdings, Inc. †	20,600	1,151,540
Shenzhou International Group Holdings, Ltd. (China)	124,100	1,621,374
Sinclair Broadcast Group, Inc. Class A	39,000	1,666,860
Sony Corp. (Japan)	85,100	4,995,419
Subaru Corp. (Japan)	3,700	104,028
Taylor Wimpey PLC (United Kingdom)	618,807	1,228,779
TJX Cos., Inc. (The)	18,671	1,040,722
Toyota Motor Corp. (Japan)	3,400	226,908
Verisk Analytics, Inc. Class A	19,700	3,115,358
Volvo AB (Sweden)	266,866	3,747,870
Walmart, Inc.	110,100	13,066,668
Walt Disney Co. (The)	4,528	590,089
Wilcon Depot, Inc. (Philippines)	3,359,700	1,069,555
Wolters Kluwer NV (Netherlands)	52,395	3,825,090
		252,009,309
Consumer finance (0.9%)
American Express Co.	6,119	723,755
Capital One Financial Corp.	82,300	7,487,654
Chailease Holding Co., Ltd. (Taiwan)	576,634	2,323,301
Discover Financial Services	75,700	6,138,513
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	115,300	665,408
OneMain Holdings, Inc.	22,300	817,964
Synchrony Financial	196,600	6,702,094
		24,858,689

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Consumer staples (7.2%)
AfreecaTV Co., Ltd. (South Korea)	21,817	$1,170,966
Altria Group, Inc.	3,496	142,986
Ashtead Group PLC (United Kingdom)	131,584	3,662,904
Associated British Foods PLC (United Kingdom)	87,534	2,478,659
British American Tobacco PLC (United Kingdom)	58,101	2,148,500
Carlsberg A/S Class B (Denmark)	25,883	3,825,800
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	72	531,677
Coca-Cola Co. (The)	446,919	24,330,270
Coca-Cola European Partners PLC (United Kingdom)	17,722	982,685
Coca-Cola HBC AG (Switzerland)	90,560	2,958,516
Darden Restaurants, Inc.	47,700	5,639,094
Dino Polska SA (Poland) †	33,887	1,326,715
Essity AB Class B (Sweden)	107,644	3,141,606
Fomento Economico Mexicano SAB de CV ADR (Mexico)	40,221	3,683,439
Global Fashion Group SA (acquired 8/2/13, cost $43,833) (Private)
(Luxembourg) † ΔΔ F	194	399
Heineken Holding NV (Netherlands)	2,502	249,117
Hershey Co. (The)	46,945	7,276,006
Imperial Brands PLC (United Kingdom)	88,009	1,978,321
ITOCHU Corp. (Japan)	200,600	4,139,085
Japan Tobacco, Inc. (Japan)	12,200	266,961
Jubilant Foodworks, Ltd. (India)	138,217	2,651,268
Koninklijke Ahold Delhaize NV (Netherlands)	33,810	845,920
LG Household & Health Care, Ltd. (South Korea)	2,324	2,539,370
Mondelez International, Inc. Class A	240,367	13,297,102
Nestle India, Ltd. (India)	14,738	2,888,516
Nestle SA (Switzerland)	56,097	6,086,051
New Oriental Education & Technology Group, Inc. ADR (China) †	11,500	1,273,740
PepsiCo, Inc.	128,844	17,664,512
Procter & Gamble Co. (The)	205,241	25,527,876
Rakuten, Inc. (Japan)	136,600	1,345,471
Shoprite Holdings, Ltd. (South Africa)	211,675	1,714,085
Starbucks Corp.	278,352	24,611,884
Sundrug Co., Ltd. (Japan)	21,700	682,358
Swedish Match AB (Sweden)	4,102	169,638
Sysco Corp.	21,389	1,698,287
Tesco PLC (United Kingdom)	309,084	915,882
Thai Beverage PCL (Thailand)	3,296,300	2,110,643
Unilever NV (Netherlands)	93,634	5,628,411
Unilever PLC (United Kingdom)	85,211	5,123,309
US Foods Holding Corp. †	55,000	2,260,500
Wesfarmers, Ltd. (Australia)	15,386	413,314
WH Group, Ltd. (Hong Kong)	372,500	333,637
Wilmar International, Ltd. (Singapore)	336,700	908,650
WM Morrison Supermarkets PLC (United Kingdom)	125,214	308,375
Woolworths Group, Ltd. (Australia)	166,445	4,188,112
Wuliangye Yibin Co., Ltd. Class A (China)	103,000	1,872,885
X5 Retail Group NV GDR (Russia)	55,493	1,941,145
Yum China Holdings, Inc. (China)	50,200	2,280,586
		201,215,233

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (68.9%)* cont.	Shares	Value
Electronics (2.3%)
Agilent Technologies, Inc.	90,200	$6,912,026
Broadcom, Inc.	29,800	8,226,886
Brother Industries, Ltd. (Japan)	29,300	530,042
Garmin, Ltd.	27,700	2,345,913
Hoya Corp. (Japan)	51,300	4,184,182
Intel Corp.	6,231	321,083
Keysight Technologies, Inc. †	44,200	4,298,450
MediaTek, Inc. (Taiwan)	158,000	1,879,224
Qorvo, Inc. †	2,387	176,972
Qualcomm, Inc.	108,100	8,245,868
Samsung Electronics Co., Ltd. (South Korea)	218,723	8,969,078
Sinbon Electronics Co., Ltd. (Taiwan)	348,000	1,351,641
Sino-American Silicon Products, Inc. (Taiwan)	607,000	1,608,258
STMicroelectronics NV (France)	74,920	1,447,815
Techtronic Industries Co., Ltd. (Hong Kong)	198,000	1,378,070
Texas Instruments, Inc.	9,059	1,170,785
Thales SA (France)	7,618	875,992
Xilinx, Inc.	102,200	9,800,980
		63,723,265
Energy (2.9%)
Chevron Corp.	259,361	30,760,215
ConocoPhillips	239,200	13,629,616
Equinor ASA (Norway)	165,686	3,151,579
Exxon Mobil Corp.	36,557	2,581,290
Hilong Holding, Ltd. (China)	2,515,000	272,752
HollyFrontier Corp.	14,700	788,508
Lukoil PJSC ADR (Russia)	47,494	3,929,654
MWO Holdings, LLC (Units) F	89	3,011
Nine Point Energy F	1,624	3,248
Occidental Petroleum Corp.	11,625	516,964
OMV AG (Austria)	31,184	1,673,619
Phillips 66	93,922	9,617,613
Plains GP Holdings LP Class A †	39,400	836,462
Repsol SA (Spain)	5,352	83,651
Royal Dutch Shell PLC Class B (United Kingdom)	337,186	9,933,502
Santos, Ltd. (Australia)	517,731	2,701,191
		80,482,875
Financial (0.8%)
3i Group PLC (United Kingdom)	158,890	2,278,911
Ally Financial, Inc.	90,100	2,987,716
Broadridge Financial Solutions, Inc.	10,506	1,307,262
CME Group, Inc.	6,825	1,442,396
Deutsche Boerse AG (Germany)	14,980	2,341,357
Hana Financial Group, Inc. (South Korea)	61,545	1,813,703
Intercontinental Exchange, Inc.	1,057	97,529
LPL Financial Holdings, Inc.	18,100	1,482,390
MGIC Investment Corp.	139,300	1,752,394
ORIX Corp. (Japan)	254,700	3,794,883

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Financial cont.
Partners Group Holding AG (Switzerland)	4,821	$3,699,135
Singapore Exchange, Ltd. (Singapore)	71,600	438,774
		23,436,450
Health care (7.7%)
Abbott Laboratories	206,700	17,294,589
AbbVie, Inc.	104,343	7,900,852
Advanz Pharma Corp. (Canada) †	646	7,746
Alfresa Holdings Corp. (Japan)	47,100	1,051,120
Allergan PLC	27,300	4,594,317
AmerisourceBergen Corp.	34,900	2,873,317
Amgen, Inc.	81,947	15,857,564
Astellas Pharma, Inc. (Japan)	286,600	4,078,004
Biogen, Inc. †	32,200	7,496,804
Bristol-Myers Squibb Co.	15,779	800,153
Cardinal Health, Inc.	16,900	797,511
Charles River Laboratories International, Inc. †	9,600	1,270,752
Chemed Corp.	4,500	1,879,065
Cigna Corp.	698	105,949
Cooper Cos., Inc. (The)	8,400	2,494,800
Dentsply Sirona, Inc.	48,100	2,564,211
Edwards Lifesciences Corp. †	26,200	5,761,642
Eli Lilly & Co.	32,633	3,649,348
Fresenius Medical Care AG & Co., KGaA (Germany)	2,984	200,674
Gilead Sciences, Inc.	87,454	5,542,835
GlaxoSmithKline PLC (United Kingdom)	101,548	2,178,278
H Lundbeck A/S (Denmark)	2,073	68,758
Hill-Rom Holdings, Inc.	17,200	1,809,956
Hologic, Inc. †	44,000	2,221,560
i-SENS, Inc. (South Korea)	35,181	808,826
Ipsen SA (France)	6,987	663,309
Johnson & Johnson	142,052	18,378,688
Koninklijke Philips NV (Netherlands)	97,170	4,501,195
Laboratory Corp. of America Holdings †	742	124,656
Masimo Corp. †	4,500	669,555
McKesson Corp.	54,734	7,479,948
Medtronic PLC	191,703	20,822,780
Merck & Co., Inc.	210,103	17,686,471
Novartis AG (Switzerland)	63,335	5,491,720
Novo Nordisk A/S Class B (Denmark)	108,229	5,563,959
Ono Pharmaceutical Co., Ltd. (Japan)	4,900	88,687
Pfizer, Inc.	198,224	7,122,188
Quest Diagnostics, Inc.	6,000	642,180
Roche Holding AG (Switzerland)	32,645	9,500,266
Sanofi (France)	3,734	346,184
Sartorius Stedim Biotech (France)	6,845	957,955
Shionogi & Co., Ltd. (Japan)	69,800	3,872,649
Smith & Nephew PLC (United Kingdom)	45,527	1,096,603
Sonic Healthcare, Ltd. (Australia)	24,207	458,295
Suzuken Co., Ltd. (Japan)	21,500	1,153,295

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (68.9%)* cont.	Shares	Value
Health care cont.
Thermo Fisher Scientific, Inc.	10,600	$3,087,462
UCB SA (Belgium)	33,553	2,435,636
UnitedHealth Group, Inc.	1,644	357,274
Zimmer Biomet Holdings, Inc.	40,700	5,586,889
Zoetis, Inc.	28,118	3,503,222
		214,899,697
Insurance (2.7%)
Aflac, Inc.	118,532	6,201,594
Allianz SE (Germany)	25,512	5,946,487
Allstate Corp. (The)	49,626	5,393,354
American Financial Group, Inc.	12,000	1,294,200
Athene Holding, Ltd. Class A (Bermuda) †	54,154	2,277,717
Aviva PLC (United Kingdom)	747,870	3,671,736
AXA SA (France)	24,436	624,035
Axis Capital Holdings, Ltd.	13,600	907,392
Baloise Holding AG (Switzerland)	10,907	1,953,982
CNP Assurances (France)	10,254	198,157
Direct Line Insurance Group PLC (United Kingdom)	120,083	443,239
Everest Re Group, Ltd.	6,900	1,836,021
Hartford Financial Services Group, Inc. (The)	87,500	5,303,375
IRB Brasil Resseguros SA (Brazil)	217,044	1,967,262
Legal & General Group PLC (United Kingdom)	1,203,384	3,675,377
Lincoln National Corp.	62,800	3,788,096
Loews Corp.	7,238	372,612
MetLife, Inc.	223,900	10,559,124
NN Group NV (Netherlands)	3,445	122,184
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	370,000	4,251,056
Prudential Financial, Inc.	77,200	6,944,140
Reinsurance Group of America, Inc.	11,893	1,901,453
RenaissanceRe Holdings, Ltd.	2,213	428,105
Sampo Oyj Class A (Finland)	5,587	222,147
Swiss Life Holding AG (Switzerland)	1,771	846,595
Unum Group	73,200	2,175,504
Zurich Insurance Group AG (Switzerland)	1,258	481,495
		73,786,439
Investment banking/Brokerage (1.1%)
Ameriprise Financial, Inc.	43,100	6,340,010
E*Trade Financial Corp.	115,200	5,033,088
Goldman Sachs Group, Inc. (The)	26,100	5,408,703
Investor AB Class B (Sweden)	22,392	1,094,345
Morgan Stanley	227,100	9,690,357
Raymond James Financial, Inc.	27,700	2,284,142
TD Ameritrade Holding Corp.	3,840	179,328
		30,029,973
Photography/Imaging (0.1%)
FUJIFILM Holdings Corp. (Japan)	65,600	2,875,783
		2,875,783

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Real estate (2.4%)
A-Living Services Co., Ltd. Class H (China)	910,000	$2,106,154
AGNC Investment Corp. R	198,800	3,198,692
Annaly Capital Management, Inc. R	399,900	3,519,120
Apartment Investment & Management Co. Class A R	29,100	1,517,274
Apple Hospitality REIT, Inc. R	55,300	916,874
Aroundtown SA (Luxembourg)	27,163	222,166
AvalonBay Communities, Inc. R	17,200	3,703,676
Brixmor Property Group, Inc. R	120,300	2,440,887
Brookfield Property REIT, Inc. Class A R	46,000	937,940
Camden Property Trust R	17,300	1,920,473
CBRE Group, Inc. Class A †	57,800	3,063,978
Cheung Kong Property Holdings, Ltd. (Hong Kong)	517,000	3,502,647
Chimera Investment Corp. R	40,300	788,268
Deutsche Wohnen AG (Germany)	28,686	1,047,109
Duke Realty Corp. R	74,500	2,530,765
Equity Lifestyle Properties, Inc. R	10,700	1,429,520
Federal Realty Investment Trust R	11,400	1,551,996
Gaming and Leisure Properties, Inc. R	44,200	1,690,208
Goodman Group (Australia) R	153,711	1,471,136
Henderson Land Development Co., Ltd. (Hong Kong)	455,700	2,122,185
Hongkong Land Holdings, Ltd. (Hong Kong)	58,900	331,018
Invitation Homes, Inc. R	105,000	3,109,050
Japan Prime Realty Investment Corp. (Japan) R	163	773,355
Jones Lang LaSalle, Inc.	11,500	1,599,190
Kerry Properties, Ltd. (Hong Kong)	87,000	268,070
Klepierre (France) R	8,581	291,435
Liberty Property Trust R	28,300	1,452,639
Medical Properties Trust, Inc. R	126,100	2,466,516
New Residential Investment Corp. R	154,800	2,427,264
Outfront Media, Inc. R	41,500	1,152,870
Sekisui House, Ltd. (Japan)	64,000	1,257,803
STORE Capital Corp. R	63,200	2,364,312
Sun Communities, Inc. R	12,100	1,796,245
Sun Hung Kai Properties, Ltd. (Hong Kong)	105,000	1,511,158
Swire Properties, Ltd. (Hong Kong)	105,200	330,189
Swiss Prime Site AG (Switzerland)	3,898	381,383
Two Harbors Investment Corp. R	79,200	1,039,896
VICI Properties, Inc. R	119,800	2,713,470
Vonovia SE (Germany)	15,744	798,806
Weingarten Realty Investors R	30,800	897,204
		66,642,941
Semiconductor (0.6%)
KLA Corp.	44,200	7,047,690
Lam Research Corp.	12,100	2,796,431
Maxim Integrated Products, Inc.	5,230	302,869
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	646,350	5,666,721
Tokyo Electron, Ltd. (Japan)	6,000	1,141,179
		16,954,890

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (68.9%)* cont.	Shares	Value
Software (4.2%)
Adobe, Inc. †	79,900	$22,072,375
Black Knight, Inc. †	27,400	1,673,044
Cadence Design Systems, Inc. †	79,681	5,265,320
F5 Networks, Inc. †	31,189	4,379,559
Intuit, Inc.	58,211	15,480,633
Microsoft Corp.	231,553	32,192,813
Nexon Co., Ltd. (Japan) †	198,600	2,407,996
NTT Data Corp. (Japan)	36,600	471,865
Oracle Corp.	456,000	25,093,680
Oracle Corp. (Japan)	4,200	363,968
Veeva Systems, Inc. Class A †	50,400	7,695,576
		117,096,829
Technology (0.1%)
SoftBank Group Corp. (Japan)	44,600	1,748,939
		1,748,939
Technology services (4.5%)
Accenture PLC Class A	8,115	1,560,920
Alibaba Group Holding, Ltd. ADR (China) †	66,132	11,059,254
Alphabet, Inc. Class A †	41,570	50,762,790
Capgemini SE (France)	18,685	2,201,535
Cognizant Technology Solutions Corp. Class A	12,447	750,118
eBay, Inc.	254,000	9,900,920
Facebook, Inc. Class A †	13,300	2,368,464
Fair Isaac Corp. †	6,300	1,912,176
Fidelity National Information Services, Inc.	5,355	710,930
Fiserv, Inc. †	3,492	361,736
Genpact, Ltd.	41,000	1,588,750
IBM Corp.	71,825	10,444,792
Infosys, Ltd. (India)	258,976	2,944,088
Leidos Holdings, Inc.	59,935	5,147,218
NEC Corp. (Japan)	17,900	754,904
Nomura Research Institute, Ltd. (Japan)	87,800	1,746,662
Proofpoint, Inc. †	16,300	2,103,515
Tencent Holdings, Ltd. (China)	216,600	9,125,294
Tencent Holdings, Ltd. ADR (China)	24,211	1,007,904
Xerox Holdings Corp.	87,000	2,602,170
Yahoo Japan Corp. (Japan)	167,600	471,218
Yandex NV Class A (Russia) †	49,923	1,747,804
Zebra Technologies Corp. Class A †	22,700	4,684,599
		125,957,761
Transportation (1.6%)
Aena SME SA (Spain)	19,893	3,642,640
Aurizon Holdings, Ltd. (Australia)	640,122	2,549,097
Delta Air Lines, Inc.	193,837	11,165,011
Deutsche Post AG (Germany)	87,897	2,935,894
Groupe Eurotunnel SA (France)	6,403	96,170
Japan Airlines Co., Ltd. (Japan)	65,000	1,930,913
Kamigumi Co., Ltd. (Japan)	20,000	452,809
Kyushu Railway Co. (Japan)	2,700	86,025

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Transportation cont.
MTR Corp. (Hong Kong)	65,500	$367,710
Norfolk Southern Corp.	38,709	6,954,459
Singapore Technologies Engineering, Ltd. (Singapore)	236,300	656,508
Union Pacific Corp.	66,300	10,739,274
West Japan Railway Co. (Japan)	22,200	1,874,758
Yangzijiang Shipbuilding Holdings, Ltd. (China)	2,044,600	1,420,118
		44,871,386
Utilities and power (2.7%)
AES Corp.	221,900	3,625,846
American Electric Power Co., Inc.	10,726	1,004,919
Canadian Utilities, Ltd. Class A (Canada)	3,161	93,171
CenterPoint Energy, Inc.	152,000	4,587,360
CIA Paranaense de Energia-Copel (Preference) (Brazil)	195,853	2,338,480
CLP Holdings, Ltd. (Hong Kong)	111,500	1,171,520
Consolidated Edison, Inc.	16,347	1,544,301
DTE Energy Co.	4,977	661,742
E.ON SE (Germany)	331,042	3,218,148
Enel SpA (Italy)	666,908	4,979,969
Eni SpA (Italy)	149,603	2,288,382
Entergy Corp. S	30,100	3,532,536
Evergy, Inc.	51,000	3,394,560
Exelon Corp.	231,865	11,201,398
GenOn Energy, Inc.	388	81,480
IDACORP, Inc.	9,600	1,081,632
Kinder Morgan, Inc.	431,351	8,890,144
National Grid PLC (United Kingdom)	14,125	153,163
NRG Energy, Inc.	101,200	4,007,520
Pinnacle West Capital Corp.	36,837	3,575,768
Public Service Enterprise Group, Inc.	111,500	6,921,920
Snam SpA (Italy)	279,717	1,412,803
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	9,141
Vistra Energy Corp.	180,400	4,822,089
		74,597,992
Total common stocks (cost $1,656,814,190)		$1,919,360,575

	Principal
CORPORATE BONDS AND NOTES (10.3%)*	amount	Value
Basic materials (0.7%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$255,000	$276,616
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	130,000	132,844
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	205,000	203,463
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	40,000	44,850
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	250,000	302,778
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/1/25 (Netherlands)	200,000	201,000
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	195,000	201,338

Dynamic Asset Allocation Growth Fund 37

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Basic materials cont.
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	$195,000	$201,338
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	95,000	95,950
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	210,000	205,769
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	360,000	379,800
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	315,000	327,313
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	470,000	485,863
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	126,000	131,040
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	170,000	183,175
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	125,000	128,431
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	425,000	401,753
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	421,000	436,489
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	120,000	127,257
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	550,000	564,575
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	260,000	254,800
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	905,000	987,273
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	115,000	99,191
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	190,000	179,075
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	125,000	123,438
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	420,000	414,750
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	250,000	260,625
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	88,000	88,000
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	495,000	516,275
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	265,000	260,363
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	103,615
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	610,000	622,200
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	509,000	543,872
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	486,000	505,603
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	290,000	307,545

38 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Basic materials cont.
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	$225,000	$228,094
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	320,000	316,800
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	385,000	425,261
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	235,000	238,438
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	105,000	110,644
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	190,000	198,075
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	205,000	211,663
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	44,000	45,705
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	55,000	57,288
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	170,000	174,250
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	125,000	120,313
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	19,000	19,035
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	320,000	314,800
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	65,000	65,000
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	435,000	456,185
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	185,000	194,019
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	70,000	82,736
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	330,000	344,209
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	441,000	485,764
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	155,279
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	290,000	298,700
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	266,685
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	59,000	59,797
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	225,000	269,719
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	415,000	415,519
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	90,000	94,275
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	35,000	35,350
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	190,000	194,997
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	17,000	17,298
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	271,051
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	270,059
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	95,000	96,928

Dynamic Asset Allocation Growth Fund 39

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Basic materials cont.
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	$305,000	$261,538
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	280,000	290,853
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	94,575
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	280,000	291,200
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	195,000	198,169
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	495,000	486,512
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	305,000	417,543
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	198,000	273,896
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	355,000	497,400
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	215,000	231,663
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	80,000	84,300
		19,959,852
Capital goods (0.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	355,000	364,319
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	170,000	179,350
ARD Securities Finance SARL 144A sr. notes 8.75% (8.75%), 1/31/23
(Luxembourg) ‡‡	227,837	234,672
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	240,000	241,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	240,000	243,000
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	110,000	113,671
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	115,000	119,025
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	76,000	77,045
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	225,000	230,906
Berry Global, Inc. 144A notes 4.50%, 2/15/26	65,000	64,106
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	105,000	105,178
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	100,000	108,620
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	260,000	258,921
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	370,000	372,313
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	305,000	311,863
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	95,400
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	160,000	167,000
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	135,000	141,244
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	165,000	200,475
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	238,901

40 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Capital goods cont.
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	$217,000	$216,186
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	150,000	165,870
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	100,000	100,832
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	240,000	266,100
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	360,000	383,688
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	178,422
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	405,000	426,263
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	263,645
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	680,000	749,628
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	298,000	334,785
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	399,000	428,615
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	205,000	208,075
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	561,481
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	415,000	431,081
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	565,000	608,946
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	45,000	47,363
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	225,000	227,813
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	145,000	138,475
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	65,000	81,981
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	560,000	566,976
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	410,000	421,234
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	551,211
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	320,000	328,800
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	450,000	478,688
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	208,000
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	40,000	41,500
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	355,000	373,638
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	129,000	133,031
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	415,000	445,606
Trivium Packaging Finance BV 144A company guaranty sr. notes
5.50%, 8/15/26 (Netherlands)	200,000	210,240

Dynamic Asset Allocation Growth Fund 41

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Capital goods cont.
United Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	$445,000	$503,467
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,920,000	1,917,805
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	135,000	130,106
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	95,000	85,263
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	265,000	282,690
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	212,000	216,133
		16,581,146
Communication services (1.0%)
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	200,000	201,750
Altice Luxembourg SA 144A sr. unsec. notes 10.50%,
5/15/27 (Luxembourg)	255,000	287,385
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,340,000	1,366,960
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	505,000	531,770
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	1,065,000	1,151,305
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	1,273,000	1,347,258
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	270,000	273,192
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	120,000	132,539
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	547,000	606,605
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	56,000	57,610
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	330,000	345,642
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	915,000	974,475
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	450,000	475,650
Charter Communications Operating, LLC/Charter
Communications Operating Capital corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	942,000	1,146,251
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	283,000	310,439
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	105,000	114,405
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	179,000	199,640
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	73,000	81,075
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	569,000	624,884
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	119,491
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	35,000	48,887
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	420,000	442,867

42 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	$175,000	$183,240
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	195,000	176,475
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	209,622
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	265,880
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	337,758
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	166,000	176,154
Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	20,000	21,901
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	358,461
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	551,475
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	138,000	148,695
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	200,000	209,024
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	200,000	215,040
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	620,000	698,213
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21	410,000	410,082
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	287,932
Digicel Group Two Ltd. 144A company guaranty sr. unsec. notes
6.75%, 3/1/23 (Jamaica)	200,000	95,500
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	720,000	713,700
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	829,000	893,765
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	75,000	79,793
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	420,000	192,150
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	265,000	264,974
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	580,000	536,320
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	12,000	12,465
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	505,000	527,725
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	135,000	136,688
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	115,000	116,041
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,155,000	1,195,765
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	56,550
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	166,000	246,219
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	268,053
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	530,000	577,806
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	87,000	89,610

Dynamic Asset Allocation Growth Fund 43

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Communication services cont.
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	$418,000	$459,156
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	589,000	628,522
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	107,500	107,903
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	90,000	93,236
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	61,121
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	25,000	26,875
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	76,875
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	255,000	266,858
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	100,000	102,930
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	270,900
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	965,000	1,077,209
Verizon Communications, Inc. sr. unsec. unsub. bonds
4.672%, 3/15/55	310,000	370,604
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	383,221
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	2,125,000	2,409,267
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	367,000	386,726
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	395,000	417,713
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	435,000	480,459
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	156,330
		28,869,061
Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,780,000	2,782,302
		2,782,302
Consumer cyclicals (1.4%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	240,000	248,567
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	754,244
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	700,000	712,166
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	110,000	99,550
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	220,000	199,650

44 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	$110,000	$104,847
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	68,088
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	135,000	139,050
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	405,000	408,799
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	321,000	351,652
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	100,000	102,456
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	710,000	709,055
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	110,000	116,040
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	125,000	129,688
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	80,000	84,800
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	105,000	105,525
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	197,000	200,201
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	215,000	220,375
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	535,000	580,521
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	548,000	543,241
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	247,000	267,890
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	57,000	60,758
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	119,000	120,488
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	70,000	70,963
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	160,000	166,696
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	140,000	153,812
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	555,000	464,813
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	370,000	378,288
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	295,000	306,063
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	435,000	451,313
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	258,266
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	770,771

Dynamic Asset Allocation Growth Fund 45

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	$40,000	$43,800
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	80,000	83,600
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	245,000	256,025
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	275,000	284,625
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	145,000	151,706
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	802,000	811,532
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	137,000	142,284
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	55,000	56,467
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	405,000	444,974
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	155,000	163,138
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,330,000	1,400,822
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	410,000	419,136
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	350,000	364,000
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	395,000	437,482
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	130,207	140,624
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	258,500	279,257
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	110,000	122,375
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,694,000	1,837,990
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	60,000	63,300
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	45,000	46,406
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,360,000	1,523,967
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	85,000	87,866
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	355,000	362,544
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	500,000	529,375
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	365,000	372,756
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	135,000	133,650
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	155,000	155,586
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	720,000	723,653

46 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	$70,000	$77,525
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	255,000	262,013
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	230,000	243,197
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	150,000	155,406
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	195,000	207,431
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	90,000	93,825
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	155,000	161,200
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	90,000	95,175
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	340,000	345,525
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	165,000	178,819
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	485,000	492,275
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	310,000	322,664
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	90,000	94,275
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	345,000	340,688
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	410,000	411,148
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	390,000	411,117
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	120,000	123,750
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	65,000	66,950
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	175,000	180,250
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	172,000	174,301
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	140,000	146,419
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	135,000	138,881
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	323,000	394,060
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	380,000	415,150
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	200,000	211,084
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	110,000	113,903
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	70,000	65,031
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	330,000	353,922

Dynamic Asset Allocation Growth Fund 47

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	$240,000	$268,061
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	185,000	188,700
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	447,000	464,880
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	330,000	350,081
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	130,000	133,738
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,275,000	1,318,032
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	330,000	351,856
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	415,000	429,525
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	3,000	3,045
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	85,000	88,209
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	115,000	117,013
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	340,000	350,200
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,045,000	1,081,889
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,673
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	215,000	211,238
Total System Services, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	505,000	530,100
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	45,000	44,888
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	240,000	255,600
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	80,000	81,173
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
bonds 7.75%, 12/1/45	1,225,000	2,140,415
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	270,000	262,400
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	210,000	216,208
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	238,000	237,310
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	325,000	277,875
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	195,000	199,388
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	73,500
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	165,000	165,825
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	195,000	203,775

48 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	$485,000	$498,338
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	225,000	235,778
		37,863,273
Consumer staples (0.4%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	310,000	319,688
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	80,000	80,000
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	40,000	40,200
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	215,000	221,257
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	205,000	228,063
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	480,000	514,222
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	197,000	257,817
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	235,000	273,131
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	11,000	12,014
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	350,000	354,878
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	285,000	294,975
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	135,200
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	755,000	776,706
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	395,000	373,275
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	8,667	9,693
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	20,000	22,284
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	80,000	85,691
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	470,000	523,903
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	308,000	436,141
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	226,000	286,377
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	190,000	110,200
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	115,000	120,894
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	320,000	333,600
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	405,000	412,088
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	315,000	324,545

Dynamic Asset Allocation Growth Fund 49

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer staples cont.
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	$1,112,000	$1,245,271
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	152,000	165,430
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	200,000	211,700
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	200,000	207,500
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	145,000	150,981
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	672,000	703,920
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	63,144
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	345,000	357,938
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	210,000	213,665
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	385,000	418,226
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	115,000	127,363
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	215,000	224,941
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	155,000	163,525
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	370,000	293,540
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	25,000	25,817
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	240,000	245,051
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	118,756
		11,483,610
Energy (0.9%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	60,000	63,076
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	47,575
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	126,000	121,590
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	178,000	156,418
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	51,000	51,920
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	255,000	253,088
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	214,000	213,936
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	85,000	70,975
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	101,200
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	270,000	281,502
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	24,000	26,596
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	400,000	421,003

50 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	$322,000	$322,325
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	142,000	70,290
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	195,000	238,144
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	230,000	255,905
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	930,000	1,017,769
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	90,000	61,218
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	195,000	140,888
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	15,000	11,475
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	400,000	401,544
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	100,000	83,579
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	145,000	150,707
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	30,000	30,263
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	385,000	308,000
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	275,000	289,438
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	197,000	182,718
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	385,000	401,771
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	370,000	391,275
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	1,273,000	1,415,142
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,300,000	1,228,500
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	181,845
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	215,000	226,481
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	50,000	55,298
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	423,000
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26 (In default) †	170,000	127,500
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	110,000	141,909
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	674,000	681,046
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	528,000	530,765
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	425,000	444,125

Dynamic Asset Allocation Growth Fund 51

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Energy cont.
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	$445,000	$462,800
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	260,000	234,325
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	45,000	43,425
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	105,000	101,325
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	150,000	153,000
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	360,000	266,400
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	35,000	28,788
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	197,025
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	110,000	89,100
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	110,000	71,500
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	140,000	100,800
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	75,000	68,250
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	157,000	146,403
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	65,000	52,650
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	490,000	499,092
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	420,279
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	525,000	634,100
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,924,000	2,157,285
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	324,000	347,490
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	86,000	95,675
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	44,000	48,015
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.093%, 1/15/30 (Brazil)	154,000	160,645
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	515,000	41,200
Petroleos Mexicanos 144A company guaranty sr. unsec. notes
6.840%, 1/23/30 (Mexico)	170,000	169,659
Petroleos Mexicanos 144A company guaranty sr. unsec. notes
7.690%, 1/30/50 (Mexico)	153,000	159,503
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	330,000	304,425
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	76,237

52 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Energy cont.
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	$140,000	$142,101
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	405,000	428,535
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	172,765
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	216,000	238,165
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	90,000	50,850
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	175,000	119,219
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	80,000	8
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	179,000	18
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	565,000	587,976
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	110,000	110,148
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	219,000	219,022
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	85,000	73,313
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	90,000	80,775
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	145,000	126,875
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	128,000	122,669
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	196,644
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	190,000	185,706
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	600,000	606,780
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	76,480
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	115,000	125,475
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	352,000	356,520
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	660,000	656,700
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	155,750	158,086
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	130,000	135,200
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	190,000	189,763
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	115,000	81,075
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	9,000	9,248
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	195,000	202,313
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	70,000	72,275
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	115,000	61,548
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	174,375

Dynamic Asset Allocation Growth Fund 53

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Energy cont.
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	$160,000	$164,000
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	200,000	201,000
		24,876,822
Financials (2.9%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	420,000	420,984
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	540,000	540,373
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	15,044
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	738,000	812,413
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	287,000	282,961
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	405,000	417,580
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	130,000	132,763
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	407,000	562,678
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	101,000	103,140
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	535,000	599,211
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	387,000	512,083
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	786,109
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	1,114,000	1,114,997
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	221,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	305,000	357,994
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	218,049
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	440,175
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	465,000	509,175
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	75,000	83,438
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	686,000	699,609
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	1,055,000	1,096,600
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	115,000	115,012
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,348,513
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	748,000	760,828
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	100,000	103,713
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	685,000	696,559
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	505,000	505,782
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,020,000	1,021,175

54 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
BB&T Corp. jr. unsec. sub. FRB 4.80%, perpetual maturity	$305,000	$304,997
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	106,064
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	90,000	92,687
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	215,000	221,962
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	325,000	354,167
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	970,000	1,030,544
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	206,579
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	170,000	170,337
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	489,000	527,473
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	190,000	202,387
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	236,000	264,244
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	339,000	376,430
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	87,000	92,655
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,247,000	1,359,230
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	87,000	92,168
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,422,000	1,506,073
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	835,000	840,113
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	323,000	345,984
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	426,000	432,285
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	279,896
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	315,000	343,688
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	174,814
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,175,000	1,175,366
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	229,950
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	255,000	274,074
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	580,000	613,020
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	985,000	985,894
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,610,000	1,612,979
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	85,000	88,188
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	115,000	123,050
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	490,000	518,788
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	285,000	299,774
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	730,000	733,135
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	725,000	801,492
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	134,775
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	200,000	206,800

Dynamic Asset Allocation Growth Fund 55

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	$955,000	$1,033,099
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	411,206
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	156,000	157,713
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	247,827
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	178,913
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	195,000	179,400
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	215,157
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	130,000	142,982
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	170,000	176,800
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	865,000	944,225
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,285,000	1,362,577
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	930,000	930,112
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,900,000	1,902,300
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	164,359
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	130,000	137,426
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	261,936
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	345,000	363,684
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	640,000	640,552
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	155,000	161,200
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	150,000	153,900
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6.25%, 5/15/26	210,000	220,238
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 9/15/24	135,000	134,865
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	225,000	249,432
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	160,272
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	290,000	295,098
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	102,125
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	149,000	161,638
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	704,000	711,920
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,664,877
JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	500,000	500,132
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,421,278
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	535,000	537,638
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	160,000	187,453
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	215,000	226,465

56 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	$200,000	$208,793
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	345,000	358,800
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	305,000	307,013
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	940,000	940,578
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	175,000	219,222
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	212,000	239,771
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	600,000	605,047
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	159,362
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	100,000	109,625
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	93,375
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	330,000	337,205
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	255,000	273,645
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	551,660
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	1,365,000	1,445,322
Morgan Stanley sr. unsec. unsub. notes 2.75%, 5/19/22	275,000	278,993
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	860,000	861,293
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 2.792%, 12/9/19 (Australia)	725,000	725,836
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,180,000	1,180,453
National Australia Bank, Ltd./New York sr. unsec. notes 2.875%,
4/12/23 (Australia)	250,000	256,106
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	725,000	728,903
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	65,000	69,144
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	200,000	208,250
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	258,000	258,645
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	155,000	162,069
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	365,000	365,174
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	570,000	569,637
PNC Bank NA unsec. sub. notes Ser. BKNT, 2.70%, 11/1/22	250,000	253,619
Protective Life Global Funding 144A notes 2.262%, 4/8/20	520,000	520,243
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	295,000	286,888
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	171,000	183,398
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	378,000	394,065
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	365,000	370,349

Dynamic Asset Allocation Growth Fund 57

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	$1,095,000	$1,095,735
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	26,000	26,467
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	314,769
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	209,356
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	215,000	236,321
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	280,000	291,892
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	355,000	376,233
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	224,000	214,368
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,655,000	3,658,367
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	110,000	122,026
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	120,000	129,036
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	231,394
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	265,000	274,090
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,060,000	1,059,848
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	255,000	292,790
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	110,000	119,350
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	225,000	208,125
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	507,000	525,342
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	710,000	718,708
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	630,000	630,644
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. notes 3.491%, 5/23/23 (Switzerland)	1,245,000	1,278,814
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	508,000	551,638
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	220,793
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	245,000	248,670
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	400,000	424,500
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	440,000	481,800
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,453,000	1,459,859
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	220,000	220,770

58 Dynamic Asset Allocation Growth Fund

		Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.		amount	Value
Financials cont.
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)		$2,530,000	$2,530,905
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)		245,000	244,819
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)		150,000	165,525
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25		110,000	93,363
			80,118,119
Health care (0.9%)
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		820,000	821,863
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		95,000	83,125
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)		121,000	123,999
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		270,000	282,725
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		230,000	269,290
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20		345,000	348,984
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		347,000	348,130
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		265,000	180,200
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26		240,000	272,698
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		265,000	297,131
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	235,000	258,582
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$75,000	78,476
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		200,000	224,500
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		215,000	234,845
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		105,000	113,096
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		340,000	352,325
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		270,000	283,759
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22		90,000	93,038
Bausch Health Cos., Inc. 144A sr. notes 5.75%, 8/15/27		85,000	91,871
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27		157,000	166,668
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22		465,000	483,471
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29		185,000	197,602
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24		785,000	809,290
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		245,000	254,849
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		180,000	183,636
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		105,000	109,856
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		935,000	928,782
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		272,000	206,380

Dynamic Asset Allocation Growth Fund 59

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	$115,000	$114,713
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	197,000	156,615
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	672,000	703,703
Cigna Holding Co. sr. unsec. unsub. notes 4.50%, 3/15/21	235,000	241,762
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,097,000	1,201,416
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	320,000	333,100
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	145,517	159,442
Eagle Holding Co II, LLC 144A unsec. notes 7.75%, 5/15/22 ‡‡	65,000	65,569
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	310,000	182,900
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	220,000	244,974
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	400,000	419,474
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	240,000	269,828
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	235,000	256,608
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	48,000	53,220
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	125,000	128,125
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	180,000	186,075
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	36,250
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	145,000	150,675
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	445,473
Merck & Co., Inc. sr. unsec. unsub. notes 1.85%, 2/10/20	57,000	56,963
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	140,000	148,406
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	55,000	55,275
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	650,000	764,806
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	321,108
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	494,000	494,610
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	550,000	655,503
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	342,000
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	270,000	281,813
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	445,000	459,258
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	435,000	447,946
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	305,000	310,932
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	105,000	107,231
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	145,000	149,021
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	400,000	432,620

60 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Health care cont.
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	$115,000	$119,778
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	465,000	480,508
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	630,000	646,538
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	300,000	244,500
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	460,000	396,463
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	310,000	318,350
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	264,381
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	810,115
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.15%, 6/15/21	750,000	764,143
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	136,000	138,456
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	249,834
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	130,000	135,363
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	90,721
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	335,000	366,560
		23,502,295
Technology (0.9%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	494,000	507,465
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	305,868
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	515,000	516,856
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	783,047
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	150,000	159,611
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	275,000	285,309
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	396,000	402,194
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	317,176
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	352,193
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	305,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	377,028
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	785,000	788,313
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	705,000	687,091
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	300,000	308,567
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	528,000	530,734
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	108,654
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	70,000	72,013
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,611,000	1,811,697
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	250,000	263,500
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	187,000	246,643
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	115,000	125,350
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	697,000	756,097

Dynamic Asset Allocation Growth Fund 61

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Technology cont.
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	$60,000	$61,779
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	218,000	243,164
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	180,000	189,381
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	510,000	564,162
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	356,874
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	388,403
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	78,000	71,752
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	255,000	259,144
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	333,000	433,141
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	835,000	876,897
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	930,000	947,163
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	60,000	82,604
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	799,000	909,361
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	204,000	206,848
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,650,000	1,643,087
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	16,000	16,195
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	735,000	822,542
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	550,000	561,565
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	355,000	359,997
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,875,000	1,875,034
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	130,000	130,325
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	175,000	184,844
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,095,000	1,201,873
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	130,000	137,426
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	160,000	166,800
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	470,000	484,100
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	370,000	370,000
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	125,000	128,560
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	945,000	972,169
		24,350,596
Transportation (—%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	260,943
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	44,233	44,690
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	45,000	45,448
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	113,000	115,491

62 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Transportation cont.
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	$210,000	$221,536
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	356,000	361,340
		1,049,448
Utilities and power (0.5%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	435,000	451,313
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	470,000	499,376
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	51,000	51,893
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	105,000	107,363
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	510,000	571,438
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	465,000	593,962
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	355,000	383,199
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	7,000	9,696
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	240,000	244,200
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	150,075
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	34,000	34,680
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	35,524
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	130,000	146,793
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	390,000	390,007
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	350,000	389,851
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	462,397
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	421,233
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	5,000	6,922
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	355,000	389,215
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	229,717
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	700,000	756,500
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	865,000	1,098,587
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	240,000	248,518
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	255,000	291,993
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	270,000	273,951
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	155,000	159,691
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	625,000	639,753
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	216,152
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	235,000	313,021

Dynamic Asset Allocation Growth Fund 63

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	$185,000	$203,038
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	210,000	227,504
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	100,000	107,500
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	828,000	862,666
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	440,000	452,764
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	240,000	258,072
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	205,000	206,799
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	60,036
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	446,326
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	170,000	177,389
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,438
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	99,762
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	90,000	135
Toledo Edison Co. (The) sr. mtge. bonds 7.25%, 5/1/20	20,000	20,503
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	144,788
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	150,000	154,452
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	447,000	458,626
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	463,000	466,073
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	135,000	142,162
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	308,629
		14,379,682
Total corporate bonds and notes (cost $274,602,745)		$285,816,206

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (4.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.3%)
Government National Mortgage Association Pass-Through Certificates
5.00%, 5/20/49	$30,862	$33,864
4.70%, with due dates from 5/20/67 to 8/20/67	219,965	247,048
4.626%, 6/20/67	101,487	113,411
4.509%, 3/20/67	99,406	110,340
4.50%, 5/20/49	93,536	100,605
4.00%, with due dates from 3/15/46 to 3/20/46	819,419	875,350
3.50%, TBA, 10/1/49	3,000,000	3,108,047
3.50%, with due dates from 7/20/47 to 2/20/48	30,654,691	31,856,658
		36,445,323
U.S. Government Agency Mortgage Obligations (3.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	418,021	441,871
3.00%, with due dates from 2/1/47 to 1/1/48	18,563,834	18,948,622

64 Dynamic Asset Allocation Growth Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (4.9%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.50%, with due dates from 2/1/39 to 4/1/39	$51,270	$55,539
4.00%, with due dates from 6/1/48 to 1/1/57	16,028,069	16,669,179
3.50%, 6/1/56	2,238,626	2,375,177
3.00%, with due dates from 12/1/25 to 11/1/48	19,472,459	19,955,325
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/49	5,000,000	5,534,766
4.00%, TBA, 10/1/49	20,000,000	20,753,124
3.00%, TBA, 10/1/34	14,000,000	14,308,437
		99,042,040
Total U.S. government and agency mortgage obligations (cost $133,678,974)		$135,487,363

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)*	amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 16.362%, 11/15/35	$48,853	$78,126
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 15.584%, 12/15/36	26,839	39,000
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 13.778%, 3/15/35	40,313	53,455
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 11.764%, 6/15/34	35,605	41,615
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 4.923%, 3/15/41	1,106,056	191,016
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	1,512	1,253
REMICs Ser. 1208, Class F, PO, zero %, 2/15/22	64	61
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 27.79%, 7/25/36	12,974	23,142
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 17.166%, 3/25/36	24,306	40,266
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 16.799%, 6/25/37	40,246	63,383
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 14.195%, 8/25/35	26,623	35,677
REMICs FRB Ser. 01-50, Class B1, IO, 0.376%, 10/25/41 W	386,320	1,661
Trust FRB Ser. 02-W8, Class 1, IO, 0.302%, 6/25/42 W	299,175	2,423
REMICs Ser. 01-79, Class BI, IO, 0.276%, 3/25/45 W	187,806	1,596
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	12,075	10,022
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,451,871	275,856
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	426,004	86,862
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	77,485	7,645
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	91,552	17,148
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.006%, 6/20/43	1,172,851	242,779
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,543,307	254,992
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,331,069	88,077

Dynamic Asset Allocation Growth Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	$1,834,190	$97,212
Ser. 15-H25, Class BI, IO, 1.85%, 10/20/65 W	4,720,623	439,962
Ser. 15-H26, Class EI, IO, 1.749%, 10/20/65 W	2,528,140	220,201
Ser. 15-H24, Class BI, IO, 1.638%, 8/20/65 W	5,180,863	209,115
		2,522,545
Commercial mortgage-backed securities (0.9%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.402%, 1/15/49 W	235,285	125
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W	241,602	2
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	876,518	9
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	1,425	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.809%, 3/11/39 W	246,935	123,467
FRB Ser. 06-PW11, Class C, 5.809%, 3/11/39 (In default) † W	135,285	6,764
FRB Ser. 06-PW14, Class X1, IO, 0.499%, 12/11/38 W	169,193	1,736
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
1.039%, 12/11/49 W	3,179	75
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.272%, 4/15/44 W	369,000	385,551
FRB Ser. 11-C2, Class D, 5.939%, 12/15/47 W	154,000	161,700
FRB Ser. 11-C2, Class E, 5.939%, 12/15/47 W	562,000	567,556
Citigroup Commercial Mortgage Trust
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	274,000	295,877
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	431,000	457,501
FRB Ser. 14-GC21, Class XA, IO, 1.346%, 5/10/47 W	3,699,760	169,872
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.935%, 9/10/45 W	4,454,566	190,125
FRB Ser. 06-C5, Class XC, IO, 0.722%, 10/15/49 W	2,641,403	36
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.887%, 7/15/47 W	354,000	375,989
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	408,000	441,013
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	341,000	352,646
FRB Ser. 14-CR17, Class XA, IO, 1.145%, 5/10/47 W	6,458,865	250,113
FRB Ser. 13-CR11, Class XA, IO, 1.098%, 8/10/50 W	7,402,752	242,714
FRB Ser. 14-UBS6, Class XA, IO, 1.07%, 12/10/47 W	6,341,520	243,489
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.304%, 7/10/46 W	781,000	799,347
FRB Ser. 06-C8, Class XS, IO, 0.555%, 12/10/46 W	226,623	2
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.654%, 2/15/40 W	2,837,364	11,922
FRB Ser. 07-C2, Class AX, IO, 0.044%, 1/15/49 W	1,203,388	—
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.211%, 5/15/38 W	49,257	1,143
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.917%, 4/15/50 W	645,000	626,304

66 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.512%, 8/10/44 W	$1,505,000	$1,565,700
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.27%, 12/10/49 W	6,305,611	2,037
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.654%, 2/10/46 W	4,685,490	201,851
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.847%, 6/10/47 W	652,000	689,101
FRB Ser. 14-GC22, Class XA, IO, 1.143%, 6/10/47 W	7,954,522	252,954
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	346,000	350,044
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	40,000	41,299
FRB Ser. 11-GC3, Class C, 5.825%, 3/10/44 W	406,000	421,144
FRB Ser. 11-GC3, Class D, 5.825%, 3/10/44 W	724,000	753,917
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	472,000	492,630
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.709%, 9/15/47 W	653,000	674,737
FRB Ser. 13-C17, Class XA, IO, 0.928%, 1/15/47 W	3,453,658	96,150
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	297,000	303,831
FRB Ser. 13-LC11, Class XA, IO, 1.401%, 4/15/46 W	13,565,661	522,821
FRB Ser. 06-CB17, Class X, IO, 0.857%, 12/12/43 W	323,480	4,020
FRB Ser. 07-LDPX, Class X, IO, 0.323%, 1/15/49 W	1,328,828	13
FRB Ser. 06-LDP8, Class X, IO, 0.312%, 5/15/45 W	1,545,781	2,447
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.319%, 5/15/45 W	943,000	903,838
FRB Ser. 12-C8, Class D, 4.807%, 10/15/45 W	458,000	470,007
FRB Ser. 12-LC9, Class D, 4.547%, 12/15/47 W	165,000	170,263
FRB Ser. 05-CB12, Class X1, IO, 0.509%, 9/12/37 W	91,185	164
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.355%, 2/15/40 W	20,124	1
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.776%, 9/15/39 W	2,001,459	18,085
FRB Ser. 05-C7, Class XCL, IO, 0.507%, 11/15/40 W	165,199	16
FRB Ser. 05-C5, Class XCL, IO, 0.421%, 9/15/40 W	218,510	190
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.303%, 4/20/48 W	1,044,000	1,041,526
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	74,110	2
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	1,767	—
FRB Ser. 06-C4, Class X, IO, 6.527%, 7/15/45 W	9,700	8
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.657%, 8/15/47 W	708,000	729,396
Ser. 12-C6, Class AS, 3.476%, 11/15/45	667,000	686,618
FRB Ser. 14-C17, Class XA, IO, 1.268%, 8/15/47 W	4,172,305	167,535
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.762%, 11/15/45 W	450,000	468,000
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	92,977	23,244

Dynamic Asset Allocation Growth Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.292%, 7/15/49 W	$231,000	$237,100
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.214%, 12/15/50 W	4,176,215	274,891
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.728%, 5/10/45 W	334,000	353,034
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.198%, 8/10/49 W	296,000	311,922
FRB Ser. 12-C4, Class XA, IO, 1.78%, 12/10/45 W	5,028,799	202,703
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C29, IO, 0.476%, 11/15/48 W	961,759	29
FRB Ser. 07-C34, IO, 0.097%, 5/15/46 W	543,899	5
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.42%, 7/15/46 W	319,000	338,757
FRB Ser. 13-LC12, Class C, 4.42%, 7/15/46 W	408,000	416,677
FRB Ser. 14-LC16, Class XA, IO, 1.275%, 8/15/50 W	10,639,341	447,384
FRB Ser. 16-LC25, Class XA, IO, 1.146%, 12/15/59 W	2,577,583	125,636
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.42%, 7/15/46 W	655,000	613,508
WF-RBS Commercial Mortgage Trust
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	315,000	337,269
Ser. 13-C11, Class AS, 3.311%, 3/15/45	291,000	298,909
FRB Ser. 14-C24, Class XA, IO, 1.003%, 11/15/47 W	9,242,761	307,611
FRB Ser. 14-C22, Class XA, IO, 0.962%, 9/15/57 W	21,721,396	725,538
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.856%, 3/15/44 W	819,000	769,006
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	1,017,000	1,042,302
FRB Ser. 13-C15, Class D, 4.624%, 8/15/46 W	437,000	352,931
FRB Ser. 12-C9, Class XA, IO, 2.061%, 11/15/45 W	3,828,519	186,334
FRB Ser. 12-C10, Class XA, IO, 1.699%, 12/15/45 W	3,817,167	159,264
FRB Ser. 12-C9, Class XB, IO, 0.876%, 11/15/45 W	10,038,000	205,779
		24,465,256
Residential mortgage-backed securities (non-agency) (0.9%)
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 4.208%, 1/25/49 W	227,845	232,260
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 2.719%, 4/20/35	570,000	564,483
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.718%,
10/25/27 (Bermuda)	275,276	276,050
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.368%,
8/25/28 (Bermuda)	463,000	463,868
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.93%, 5/25/35 W	428,264	443,810
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.386%, 6/25/46	906,025	841,823
FRB Ser. 05-27, Class 1A1, 2.564%, 8/25/35 W	179,233	154,281
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.374%, 11/20/35	546,591	518,281

68 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
2.368%, 8/25/36	$236,969	$129,818
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
2.224%, 2/20/47	426,871	337,090
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.208%, 8/25/46	1,164,668	1,044,243
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 3.718%, 11/25/28	590,420	592,672
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.168%, 11/25/28	429,400	465,514
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.768%, 10/25/24	229,772	243,916
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 6.668%, 10/25/28	2,320,000	2,485,622
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 5.768%, 9/25/24	250,000	271,040
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 5.268%, 7/25/29	250,000	261,589
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M2,
(1 Month US LIBOR + 2.85%), 4.868%, 4/25/28	992,590	1,007,678
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 3.968%, 5/25/25	137,610	139,286
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.668%, 1/25/49	159,000	161,313
Structured Agency Credit Risk Debt FRN Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 4.318%, 10/25/48	64,400	65,104
Federal Home Loan Mortgage Corporation Structured
Agency Credit Risk Debt Structured Agency Credit Risk Debt
FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%),
6.718%, 4/25/28	540,000	595,061
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 8.968%, 8/25/28	573,963	619,158
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 8.768%, 8/25/28	1,171,096	1,288,358
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.018%, 9/25/28	1,370,905	1,493,379
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.918%, 10/25/28	703,005	758,377
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.718%, 4/25/28	881,807	962,554
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.568%, 4/25/28	1,404,799	1,500,280
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.018%, 7/25/25	469,395	496,865
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 6.918%, 11/25/24	239,741	261,400

Dynamic Asset Allocation Growth Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.318%, 2/25/25	$143,046	$151,544
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 4/25/29	50,000	53,377
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 1/25/29	920,000	971,112
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	126,495	133,559
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	80,088	82,713
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 4.918%, 7/25/24	272,106	283,424
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 3.268%, 7/25/29	190,000	188,152
Federal National Mortgage Association 144A Connecticut Avenue
Securities Trust FRB Ser. 19-R02, Class 1M2, (1 Month US LIBOR
+ 2.30%), 4.318%, 8/25/31	120,000	120,777
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.618%, 10/25/28 (Bermuda)	295,563	296,394
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 2.818%, 2/25/34	515,323	507,278
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.448%, 2/25/35 W	183,005	190,314
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 2.843%, 8/25/34	128,320	128,320
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.97%, 8/26/47 W	160,000	158,619
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1,
(1 Month US LIBOR + 1.13%), 3.143%, 10/25/33	205,433	207,294
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.068%, 10/25/34	410,000	408,721
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 2.868%, 5/25/47	779,067	653,772
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.178%, 4/25/36	57,052	56,995
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 3.876%, 10/25/35 W	621,415	631,083
FRB Ser. 07-HY2, Class 1A1, 3.823%, 12/25/36 W	300,384	295,472
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
2.978%, 7/25/45	257,496	256,389
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%),
2.938%, 10/25/44	432,795	421,846
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.418%, 8/25/45	386,582	379,623
		25,251,951
Total mortgage-backed securities (cost $52,632,851)		$52,239,752

70 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.4%)*	amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	$525,000	$558,074
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)	920,000	1,063,750
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	390,000	410,963
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	820,000	869,589
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	925,000	1,020,978
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	220,753
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	690,000	748,650
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	285,000	291,764
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	375,000	361,406
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)	350,000	358,313
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,141,000	1,379,925
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	600,000	641,994
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	275,000	276,375
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	360,000	368,095
United Mexican States sr. unsec. unsub. notes 4.50%,
4/22/29 (Mexico)	846,000	919,456
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	865,000	915,139
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	460,000	50,600
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	745,000	81,950
Total foreign government and agency bonds and notes (cost $10,015,089)		$10,537,774

	Principal
ASSET-BACKED SECURITIES (0.4%)*	amount	Value
Arroyo Mortgage Trust 144A Ser. 19-3, Class A3, 3.416%, 10/25/48 W	$277,050	$277,824
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.868%, 11/25/51	314,000	314,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.818%, 6/25/52	1,275,000	1,275,000
Station Place Securitization Trust 144A
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.787%, 10/24/20	1,194,000	1,194,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 9/24/20	1,250,000	1,250,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 6/24/20	1,293,000	1,293,000

Dynamic Asset Allocation Growth Fund 71

	Principal
ASSET-BACKED SECURITIES (0.4%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 2/24/20	$2,129,000	$2,129,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.668%, 8/25/52	705,000	705,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	570,000	575,700
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.745%, 1/25/46	908,029	900,642
Total asset-backed securities (cost $9,911,421)		$9,914,166

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.334%, 12/15/24	$333,791	$316,267
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.514%, 6/21/24	430,100	418,631
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.59%, 4/3/24	164,579	161,013
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.794%, 12/31/22	135,000	120,909
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	88,558	88,226
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.796%, 4/16/21	75,492	74,831
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.794%, 3/31/24	123,276	121,427
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.032%, 5/1/26	35,207	35,420
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.509%, 5/21/24	263,642	89,638
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.252%, 10/16/23	130,315	89,483
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.53%, 11/6/24	536,578	534,230
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 8.057%, 10/25/23	154,034	117,707
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.287%, 11/3/23	53,619	49,061
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.624%, 9/7/23	176,474	134,010
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.063%, 2/28/26	170,000	142,800
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.313%, 2/28/25	167,376	151,893
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.044%, 3/28/25	339,117	324,563
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 7.104%, 5/30/26	250,000	225,469
Total senior loans (cost $3,586,486)		$3,195,578

72 Dynamic Asset Allocation Growth Fund

	Expiration		Strike
WARRANTS (0.1%)* †	date		price	Warrants	Value
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	12/16/21		$0.00	57,633	$1,634,717
Jarir Marketing Co. 144A (Saudi Arabia)	1/20/22		0.00	34,178	1,439,437
Total warrants (cost $2,755,231)					$3,074,154

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Put)	Oct-19/$1.10	33,580,379	EUR	30,809,100	$249,468
Citibank, N.A.
	Feb-20/JPY
AUD/JPY (Put)	JPY 70.00	22,035,498	AUD	32,647,600	256,295
Goldman Sachs International
	Feb-20/JPY
AUD/JPY (Put)	JPY 70.00	22,035,498	AUD	32,647,600	256,295
Total purchased options outstanding (cost $1,094,446)					$762,058

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	$7,578	$252,793
Nine Point Energy 6.75% cv. pfd. F	34	6,800
Total convertible preferred stocks (cost $172,507)		$259,593

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP S	6,720	$176,131
Total preferred stocks (cost $168,119)		$176,131

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$120,000	$109,945
Total convertible bonds and notes (cost $112,380)		$109,945

	Principal amount/
SHORT-TERM INVESTMENTS (14.7%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.15% [d]	Shares	11,413,847	$11,413,847
Putnam Short Term Investment Fund 2.05% L	Shares	259,274,989	259,274,989
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.88% P	Shares	580,000	580,000
Atlantic Asset Securitization, LLC asset backed commercial
paper 2.138%, 10/28/19		$12,375,001	12,355,577
Barclays Bank PLC CCP asset backed commercial paper
2.180%, 11/7/19		12,422,000	12,393,455
CRC Funding, LLC asset backed commercial paper
2.242%, 10/21/19		4,677,000	4,671,336
Export Development Canada commercial paper
2.115%, 10/15/19		6,250,000	6,244,583
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.101%, 12/12/19		11,622,000	11,572,628
MetLife Short Term Funding, LLC asset backed commercial paper
2.242%, 10/10/19		15,000,000	14,991,496
NRW.Bank commercial paper 2.252%, 10/9/19		15,000,000	14,992,763

Dynamic Asset Allocation Growth Fund 73

	Principal amount/
SHORT-TERM INVESTMENTS (14.7%)* cont.	shares	Value
Prudential PLC commercial paper 2.232%, 10/15/19	$11,250,000	$11,240,015
Regency Markets No. 1, LLC asset backed commercial paper
2.084%, 10/9/19	12,500,000	12,493,572
Simon Property Group LP commercial paper 2.090%, 11/12/19	12,000,000	11,969,843
U.S. Treasury Bills 2.039%, 12/5/19 # Δ §	525,001	523,307
U.S. Treasury Bills 2.015%, 10/10/19 Δ	280,000	279,877
U.S. Treasury Bills 1.903%, 11/14/19 # Δ §	500,000	498,913
U.S. Treasury Bills 2.006%, 11/7/19 # Δ §	6,676,000	6,664,198
U.S. Treasury Bills 2.031%, 11/21/19 # Δ §	13,044,000	13,010,848
U.S. Treasury Bills 2.048%, 12/12/19 # Δ §	2,989,001	2,978,380
U.S. Treasury Bills 1.908%, 3/12/20 # §	885,002	877,816
Total short-term investments (cost $409,023,651)		$409,027,443

TOTAL INVESTMENTS
Total investments (cost $2,554,568,090)		$2,829,960,738

Key to holding’s currency abbreviations
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD /$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

74 Dynamic Asset Allocation Growth Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,784,055,179.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $403, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $17,227,484 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,818,966 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,925,123 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $167,666,097 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Dynamic Asset Allocation Growth Fund 75

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.8%	Hong Kong	0.6%
Japan	3.6	Taiwan	0.6
United Kingdom	3.1	Sweden	0.6
France	1.6	India	0.6
Germany	1.6	South Korea	0.6
China	1.5	Spain	0.5
Switzerland	1.4	Brazil	0.5
Australia	1.2	Other	3.6
Netherlands	0.8	Total	100.0%
Canada	0.8

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $363,587,361)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/16/19	$5,779,955	$6,004,536	$(224,581)
	Australian Dollar	Sell	10/16/19	5,779,955	5,796,631	16,676
	Brazilian Real	Buy	10/2/19	5,227,307	5,637,107	(409,800)
	Brazilian Real	Sell	10/2/19	5,227,307	5,318,516	91,209
	Brazilian Real	Sell	2/4/20	251,438	217,127	(34,311)
	British Pound	Sell	12/18/19	3,499,681	3,471,263	(28,418)
	Canadian Dollar	Sell	10/16/19	1,959,578	1,964,043	4,465
	Euro	Buy	12/18/19	8,788,617	8,862,729	(74,112)
	Mexican Peso	Buy	10/16/19	2,816,061	2,847,490	(31,429)
	New Zealand Dollar	Buy	10/16/19	4,051,535	4,236,295	(184,760)
	New Zealand Dollar	Sell	10/16/19	4,051,535	4,178,380	126,845
	Russian Ruble	Buy	12/18/19	2,758,906	2,694,110	64,796
	Swedish Krona	Sell	12/18/19	1,610,446	1,624,663	14,217
Barclays Bank PLC
	Canadian Dollar	Sell	10/16/19	5,933,773	6,011,805	78,032
	Euro	Buy	12/18/19	7,717,505	7,780,372	(62,867)
	Hong Kong Dollar	Sell	11/20/19	10,271,372	10,284,938	13,566
	Japanese Yen	Buy	11/20/19	2,671,072	2,729,770	(58,698)
	New Zealand Dollar	Sell	10/16/19	2,381,122	2,561,907	180,785
	Swiss Franc	Buy	12/18/19	5,148,593	5,216,696	(68,103)
Citibank, N.A.
	Australian Dollar	Buy	10/16/19	2,053,629	2,133,599	(79,970)
	Australian Dollar	Sell	10/16/19	2,053,629	2,052,239	(1,390)
	Brazilian Real	Buy	10/2/19	2,675,002	2,873,095	(198,093)

76 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $363,587,361) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Brazilian Real	Sell	10/2/19	$2,675,002	$2,694,424	$19,422
	Brazilian Real	Sell	2/4/20	30,603	30,727	124
	Canadian Dollar	Buy	10/16/19	2,850,014	2,898,311	(48,297)
	Canadian Dollar	Sell	10/16/19	2,850,014	2,851,758	1,744
	Danish Krone	Sell	12/18/19	1,480,290	1,494,031	13,741
	Euro	Sell	12/18/19	2,770,811	2,811,864	41,053
	Japanese Yen	Buy	11/20/19	10,640,137	10,788,754	(148,617)
	New Zealand Dollar	Buy	10/16/19	1,382,834	1,393,169	(10,335)
	New Zealand Dollar	Sell	10/16/19	1,382,834	1,476,338	93,504
Credit Suisse International
	Australian Dollar	Buy	10/16/19	2,783,822	2,781,128	2,694
	Australian Dollar	Sell	10/16/19	2,783,822	2,781,383	(2,439)
	Canadian Dollar	Buy	10/16/19	2,756,621	2,758,521	(1,900)
	Canadian Dollar	Sell	10/16/19	2,756,621	2,762,137	5,516
	Euro	Buy	12/18/19	2,731,120	2,766,640	(35,520)
Goldman Sachs International
	Australian Dollar	Buy	10/16/19	6,909,245	6,923,343	(14,098)
	Australian Dollar	Sell	10/16/19	6,909,245	7,103,588	194,343
	Brazilian Real	Buy	2/4/20	2,817,602	2,814,576	3,026
	Canadian Dollar	Buy	10/16/19	2,776,251	2,778,153	(1,902)
	Canadian Dollar	Sell	10/16/19	2,776,251	2,774,785	(1,466)
	Euro	Sell	12/18/19	884,826	886,853	2,027
	Indian Rupee	Buy	11/20/19	2,829,113	2,855,332	(26,219)
	Indonesian Rupiah	Buy	11/20/19	2,792,325	2,714,923	77,402
	Japanese Yen	Sell	11/20/19	6,620,471	6,651,056	30,585
	New Taiwan Dollar	Sell	11/20/19	2,988,574	2,898,397	(90,177)
	New Zealand Dollar	Sell	10/16/19	4,114,049	4,255,340	141,291
	Norwegian Krone	Buy	12/18/19	8,591,193	8,625,556	(34,363)
	Russian Ruble	Buy	12/18/19	2,758,906	2,692,144	66,762
	South Korean Won	Sell	11/20/19	2,782,928	2,964,917	181,989
	Swedish Krona	Sell	12/18/19	3,896,104	3,928,108	32,004
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/16/19	2,769,641	2,794,724	(25,083)
	Australian Dollar	Sell	10/16/19	2,769,641	2,897,368	127,727
	Chinese Yuan (Offshore)	Buy	11/20/19	6,985,796	7,152,611	(166,815)
	Indonesian Rupiah	Buy	11/20/19	56,729	79,034	(22,305)
	Japanese Yen	Sell	11/20/19	2,796,275	2,810,466	14,191
	New Zealand Dollar	Buy	10/16/19	2,678,786	2,861,085	(182,299)
	New Zealand Dollar	Sell	10/16/19	2,693,381	2,789,358	95,977
	South Korean Won	Sell	11/20/19	2,783,231	2,892,647	109,416
	Swedish Krona	Sell	12/18/19	2,762,002	2,786,322	24,320

Dynamic Asset Allocation Growth Fund 77

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $363,587,361) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/16/19	$4,560,649	$4,758,652	$(198,003)
	British Pound	Buy	12/18/19	13,379,409	13,416,919	(37,510)
	Canadian Dollar	Buy	10/16/19	4,993,734	4,997,110	(3,376)
	Canadian Dollar	Sell	10/16/19	4,993,734	5,051,066	57,332
	Euro	Sell	12/18/19	549,206	525,082	(24,124)
	Japanese Yen	Sell	11/20/19	2,723,319	2,773,645	50,326
	Mexican Peso	Buy	10/16/19	2,790,798	2,836,227	(45,429)
	Mexican Peso	Sell	10/16/19	2,790,798	2,780,264	(10,534)
	New Zealand Dollar	Sell	10/16/19	6,790,643	7,139,365	348,722
	Norwegian Krone	Sell	12/18/19	632,267	634,710	2,443
	Singapore Dollar	Buy	11/20/19	2,477,176	2,499,562	(22,386)
	South Korean Won	Buy	11/20/19	5,425,946	5,398,226	27,720
	Swedish Krona	Sell	12/18/19	74,160	74,795	635
	Swiss Franc	Buy	12/18/19	5,131,746	5,199,056	(67,310)
NatWest Markets PLC
	Australian Dollar	Buy	10/16/19	8,671,013	9,010,954	(339,941)
	Canadian Dollar	Buy	10/16/19	2,840,576	2,885,475	(44,899)
	Canadian Dollar	Sell	10/16/19	2,840,576	2,842,188	1,612
	Indian Rupee	Buy	11/20/19	7,361	82,361	(75,000)
	Japanese Yen	Buy	11/20/19	4,319,263	4,468,333	(149,070)
	New Taiwan Dollar	Sell	11/20/19	2,984,110	2,894,071	(90,039)
	Swedish Krona	Sell	12/18/19	2,759,847	2,783,301	23,454
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/16/19	1,287,443	1,287,752	(309)
	British Pound	Buy	12/18/19	2,721,248	2,730,594	(9,346)
	Canadian Dollar	Buy	10/16/19	7,079,697	7,102,433	(22,736)
	Canadian Dollar	Sell	10/16/19	7,079,697	7,087,028	7,331
	Euro	Sell	12/18/19	2,798,880	2,826,388	27,508
	Japanese Yen	Buy	11/20/19	7,427,874	7,671,760	(243,886)
	New Zealand Dollar	Buy	10/16/19	500,241	503,980	(3,739)
	New Zealand Dollar	Sell	10/16/19	500,241	533,938	33,697
	Norwegian Krone	Buy	12/18/19	1,979,219	1,986,855	(7,636)
	Swedish Krona	Sell	12/18/19	1,456,203	1,444,247	(11,956)
UBS AG
	Australian Dollar	Buy	10/16/19	2,869,246	2,894,405	(25,159)
	Japanese Yen	Sell	11/20/19	1,173,322	1,179,237	5,915
	New Zealand Dollar	Buy	10/16/19	799,220	834,455	(35,235)
	New Zealand Dollar	Sell	10/16/19	799,220	805,140	5,920
	Swedish Krona	Sell	12/18/19	2,716,680	2,740,445	23,765
WestPac Banking Corp.
	Australian Dollar	Buy	10/16/19	5,240,803	5,416,169	(175,366)
	Australian Dollar	Sell	10/16/19	5,240,803	5,236,701	(4,102)

78 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $363,587,361) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp. cont.
	Canadian Dollar	Buy	10/16/19	$2,776,251	$2,770,687	$5,564
	Canadian Dollar	Sell	10/16/19	2,776,251	2,766,603	(9,648)
Unrealized appreciation						2,491,393
Unrealized (depreciation)						(3,925,106)
Total						$(1,433,713)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,788	$136,189,528	$136,335,000	Dec-19	$(5,040,423)
S&P 500 Index E-Mini (Long)	1,730	257,488,010	257,640,250	Dec-19	(620,964)
S&P Mid Cap 400 Index E-Mini (Long)	316	61,161,168	61,240,800	Dec-19	(842,058)
U.S. Treasury Bond 30 yr (Long)	71	11,524,188	11,524,188	Dec-19	(166,222)
U.S. Treasury Bond Ultra 30 yr (Long)	141	27,058,781	27,058,781	Dec-19	(564,263)
U.S. Treasury Bond Ultra 30 yr (Short)	6	1,151,438	1,151,438	Dec-19	23,471
U.S. Treasury Note 2 yr (Long)	289	62,279,500	62,279,500	Dec-19	(147,080)
U.S. Treasury Note 2 yr (Short)	212	45,686,000	45,686,000	Dec-19	110,491
U.S. Treasury Note 5 yr (Long)	478	56,952,953	56,952,953	Dec-19	(324,903)
U.S. Treasury Note 5 yr (Short)	397	47,301,930	47,301,930	Dec-19	275,146
U.S. Treasury Note 10 yr (Long)	223	29,059,688	29,059,688	Dec-19	(277,509)
U.S. Treasury Note Ultra 10 yr (Long)	6	854,438	854,438	Dec-19	(10,935)
Unrealized appreciation					409,108
Unrealized (depreciation)					(7,994,357)
Total					$(7,585,249)

WRITTEN OPTIONS OUTSTANDING at 9/30/19 (premiums $643,481)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 66.00	33,053,246	AUD	48,971,400	$132,808
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 66.00	33,053,246	AUD	48,971,400	132,808
Total					$265,616

TBA SALE COMMITMENTS OUTSTANDING at 9/30/19 (proceeds receivable $12,249,570)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 4.00%, 10/1/49	$1,000,000	10/21/19	$1,039,844
Uniform Mortgage-Backed Securities, 3.50%, 10/1/49	3,000,000	10/10/19	3,077,343
Uniform Mortgage-Backed Securities, 3.00%, 10/1/49	8,000,000	10/10/19	8,120,000
Total			$12,237,187

Dynamic Asset Allocation Growth Fund 79

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$13,138,900	$6,727 E	$(2,427)	12/18/21	3 month USD-	1.58% —	$4,300
				LIBOR-BBA —	Semiannually
				Quarterly
72,248,300	36,991 E	43,983	12/18/21	1.58% —	3 month USD-	6,992
				Semiannually	LIBOR-BBA —
					Quarterly
22,059,400	30,729 E	(26,948)	12/18/24	1.45% —	3 month USD-	3,781
				Semiannually	LIBOR-BBA —
					Quarterly
7,922,300	11,036 E	15,299	12/18/24	3 month USD-	1.45% —	4,263
				LIBOR-BBA —	Semiannually
				Quarterly
2,973,900	47,466 E	(42,364)	12/18/49	1.65% —	3 month USD-	5,103
				Semiannually	LIBOR-BBA —
					Quarterly
4,823,500	76,988 E	76,259	12/18/49	3 month USD-	1.65% —	(728)
				LIBOR-BBA —	Semiannually
				Quarterly
22,533,900	81,483 E	(67,165)	12/18/29	1.525% —	3 month USD-	14,316
				Semiannually	LIBOR-BBA —
					Quarterly
14,264,200	51,579 E	52,505	12/18/29	3 month USD-	1.525% —	926
				LIBOR-BBA —	Semiannually
				Quarterly
8,180,000	5,562 E	(66)	10/2/24	1.519% —	3 month USD-	(5,629)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$49,076				$33,324

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$99,618	$99,778	$—	1/12/40	4.50% (1 month	Synthetic MBX	$274
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
634,273	635,634	—	1/12/41	5.00% (1 month	Synthetic MBX	2,211
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
189,086	189,355	—	1/12/40	5.00% (1 month	Synthetic MBX	520
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

80 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$22,332	$22,363	$—	1/12/39	(6.00%) 1 month	Synthetic MBX	$(69)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
219,152	219,384	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(634)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,743	6,669	—	1/12/43	3.50% (1 month	Synthetic TRS	(8)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
92,737	90,866	—	1/12/41	4.00% (1 month	Synthetic TRS	(822)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,784	5,724	—	1/12/42	4.00% (1 month	Synthetic TRS	1
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,722	24,443	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(31)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
291	288	—	1/12/38	6.50% (1 month	Synthetic TRS	1
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
82,004,544	84,123,555	—	11/26/19	(3 month USD-	A basket	2,149,701
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly*
71,407,232	73,838,987	—	11/26/19	3 month USD-	Russell 1000 Total	(2,273,070)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
243,766	244,289	—	1/12/41	5.00% (1 month	Synthetic MBX	850
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
855,833	857,826	—	1/12/41	4.50% (1 month	Synthetic MBX Index	2,965
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
15,977	15,787	—	1/12/45	3.50% (1 month	Synthetic TRS	(20)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Growth Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$169,985,764	$169,520,274	$—	12/15/20	(1 month USD-	A basket	$(188,059)
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly*
160,455,870	157,275,846	—	12/15/20	1 month USD-	A basket	2,945,629
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly*
12,575	12,588	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(36)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,102	15,118	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(44)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
285,058	285,360	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(825)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
59,881	59,224	—	1/12/40	4.00% (1 month	Synthetic TRS	18
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,319	14,172	—	1/12/42	4.00% (1 month	Synthetic TRS	3
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,319	14,172	—	1/12/42	4.00% (1 month	Synthetic TRS	3
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,043	9,998	—	1/12/39	6.00% (1 month	Synthetic TRS	75
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,926	1,910	—	1/12/38	6.50% (1 month	Synthetic TRS	7
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$34,422	$34,067	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$(8)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
92,737	90,866	—	1/12/41	(4.00%) 1 month	Synthetic TRS	822
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		5,103,080
Upfront premium (paid)		—		Unrealized (depreciation)		(2,463,626)
Total		$—		Total		$2,639,454

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	19,637	$2,311,082	2.75%
Alphabet, Inc. Class A	Technology	1,658	2,024,921	2.41%
Microsoft Corp.	Technology	13,559	1,885,051	2.24%
Walt Disney Co. (The)	Consumer cyclicals	13,911	1,812,847	2.15%
Apple, Inc.	Technology	7,969	1,784,873	2.12%
Texas Instruments, Inc.	Technology	13,056	1,687,322	2.01%
Honeywell International, Inc.	Capital goods	9,431	1,595,757	1.90%
Starbucks Corp.	Consumer staples	17,835	1,576,995	1.87%
Amazon.com, Inc.	Consumer cyclicals	878	1,524,653	1.81%
Mondelez International, Inc. Class A	Consumer staples	27,087	1,498,436	1.78%
U.S. Bancorp	Financials	26,142	1,446,710	1.72%
Automatic Data Processing, Inc.	Consumer cyclicals	8,916	1,439,208	1.71%
TJX Cos., Inc. (The)	Consumer cyclicals	25,526	1,422,821	1.69%
Intercontinental Exchange, Inc.	Financials	15,385	1,419,568	1.69%
Fidelity National Information	Technology	10,490	1,392,628	1.66%
Services, Inc.
Intuit, Inc.	Technology	5,183	1,378,333	1.64%
Kinder Morgan, Inc.	Utilities and power	65,293	1,345,682	1.60%
Ingersoll-Rand PLC	Capital goods	10,905	1,343,595	1.60%
Sysco Corp.	Consumer staples	16,515	1,311,309	1.56%
Exelon Corp.	Utilities and power	26,604	1,285,221	1.53%
Allstate Corp. (The)	Financials	11,458	1,245,308	1.48%
T-Mobile US, Inc.	Communication services	15,513	1,221,995	1.45%
Zimmer Biomet Holdings, Inc.	Health care	8,633	1,185,011	1.41%
Waste Management, Inc.	Capital goods	9,884	1,136,657	1.35%
Johnson & Johnson	Health care	8,589	1,111,182	1.32%
Vistra Energy Corp.	Utilities and power	41,127	1,099,335	1.31%
Exxon Mobil Corp.	Energy	15,379	1,085,905	1.29%

Dynamic Asset Allocation Growth Fund 83

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Omnicom Group, Inc.	Consumer cyclicals	13,412	$1,050,142	1.25%
Cisco Systems, Inc.	Technology	20,629	1,019,271	1.21%
Cognizant Technology Solutions	Technology	16,583	999,373	1.19%
Corp. Class A
VICI Properties, Inc.	Financials	43,010	974,173	1.16%
eBay, Inc.	Technology	24,526	956,042	1.14%
Baxter International, Inc.	Health care	10,844	948,484	1.13%
Annaly Capital Management, Inc.	Financials	102,812	904,743	1.08%
Verizon Communications, Inc.	Communication services	14,842	895,834	1.06%
Ross Stores, Inc.	Consumer cyclicals	8,012	880,141	1.05%
Merck & Co., Inc.	Health care	10,112	851,215	1.01%
Norfolk Southern Corp.	Transportation	4,628	831,430	0.99%
Hershey Co. (The)	Consumer staples	5,260	815,313	0.97%
Procter & Gamble Co. (The)	Consumer staples	6,338	788,366	0.94%
KLA Corp.	Technology	4,873	777,054	0.92%
Leidos Holdings, Inc.	Technology	8,817	757,162	0.90%
Occidental Petroleum Corp.	Energy	16,868	750,119	0.89%
Pfizer, Inc.	Health care	20,792	747,053	0.89%
Garmin, Ltd.	Technology	8,801	745,371	0.89%
AGNC Investment Corp.	Financials	45,740	735,960	0.87%
Cadence Design Systems, Inc.	Technology	10,497	693,665	0.82%
AutoZone, Inc.	Consumer cyclicals	638	692,175	0.82%
F5 Networks, Inc.	Technology	4,879	685,132	0.81%
Hologic, Inc.	Health care	13,355	674,303	0.80%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
WEC Energy Group, Inc.	Utilities and power	11,288	$1,073,481	0.63%
Xcel Energy, Inc.	Utilities and power	16,111	1,045,432	0.62%
Expedia, Inc.	Consumer cyclicals	7,665	1,030,287	0.61%
AMETEK, Inc.	Conglomerates	11,201	1,028,472	0.61%
AXA Equitable Holdings, Inc.	Financials	46,354	1,027,199	0.61%
CGI Group, Inc. Class A (Canada)	Technology	12,929	1,022,305	0.60%
Hershey Co. (The)	Consumer staples	6,576	1,019,220	0.60%
Church & Dwight Co., Inc.	Consumer staples	13,406	1,008,699	0.60%
Aena SME SA (Spain)	Transportation	5,505	1,008,054	0.59%
Mitsubishi UFJ Financial Group, Inc.	Financials	198,625	1,007,406	0.59%
(Japan)
Muenchener Rueckversicherungs-	Financials	3,806	984,932	0.58%
Gesellschaft AG in Muenchen
(Germany)
Starbucks Corp.	Consumer staples	11,125	983,663	0.58%
Roper Technologies, Inc.	Capital goods	2,745	978,962	0.58%
OGE Energy Corp.	Utilities and power	21,514	976,289	0.58%
Ingersoll-Rand PLC	Capital goods	7,911	974,701	0.57%

84 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Toronto-Dominion Bank (Canada)	Financials	16,693	$973,346	0.57%
National Bank of Canada (Canada)	Financials	19,463	968,426	0.57%
Coca-Cola European Partners PLC	Consumer staples	17,389	964,232	0.57%
(United Kingdom)
Swisscom AG (Switzerland)	Communication services	1,953	963,107	0.57%
Swiss Life Holding AG (Switzerland)	Financials	2,014	962,817	0.57%
Royal Bank of Canada (Canada)	Financials	11,805	957,579	0.56%
MTU Aero Engines AG (Germany)	Capital goods	3,579	951,044	0.56%
ANSYS, Inc.	Technology	4,285	948,421	0.56%
Endesa SA (Spain)	Utilities and power	35,992	946,993	0.56%
Shionogi & Co., Ltd. (Japan)	Health care	16,870	935,956	0.55%
Pernod Ricard SA (France)	Consumer staples	5,229	931,254	0.55%
Telia Company AB (Sweden)	Communication services	207,625	929,499	0.55%
Expeditors International of	Transportation	12,472	926,567	0.55%
Washington, Inc.
Omnicom Group, Inc.	Consumer cyclicals	11,828	926,131	0.55%
Cummins, Inc.	Capital goods	5,690	925,561	0.55%
Canadian Imperial Bank of	Financials	11,179	922,356	0.54%
Commerce (Canada)
Comcast Corp. Class A	Communication services	20,359	917,789	0.54%
Paychex, Inc.	Technology	11,075	916,684	0.54%
Amgen, Inc.	Health care	4,688	907,261	0.54%
Biogen, Inc.	Health care	3,773	878,373	0.52%
Diageo PLC (United Kingdom)	Consumer staples	21,385	876,369	0.52%
Citrix Systems, Inc.	Technology	9,005	869,161	0.51%
L’Oreal SA (France)	Consumer staples	3,098	867,384	0.51%
Repsol SA (Spain)	Energy	55,452	866,715	0.51%
Mitsubishi Heavy Industries, Ltd.	Capital goods	21,937	858,613	0.51%
(Japan)
Ageas (Belgium)	Financials	15,475	858,176	0.51%
AutoZone, Inc.	Consumer cyclicals	785	851,489	0.50%
Porsche Automobil Holding SE	Consumer cyclicals	13,014	846,798	0.50%
(Preference) (Germany)
Eni SpA (Italy)	Utilities and power	54,398	832,092	0.49%
Givaudan SA (Switzerland)	Basic materials	297	828,435	0.49%
Rio Tinto PLC (United Kingdom)	Basic materials	15,850	820,244	0.48%
ConocoPhillips	Energy	14,305	815,096	0.48%
Sumitomo Mitsui Financial Group, Inc.	Financials	23,832	814,432	0.48%
(Japan)
Host Hotels & Resorts, Inc.	Consumer cyclicals	47,022	813,019	0.48%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	11,076	808,627	0.48%

Dynamic Asset Allocation Growth Fund 85

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Entergy Corp.	Utilities and power	8,494	$996,873	0.63%
Prologis, Inc.	Financials	11,355	967,706	0.62%
Weyerhaeuser Co.	Basic materials	34,747	962,502	0.61%
Camden Property Trust	Financials	8,661	961,403	0.61%
Markel Corp.	Financials	813	960,402	0.61%
Coca-Cola Co. (The)	Consumer staples	17,467	950,889	0.60%
Equifax, Inc.	Consumer cyclicals	6,754	950,120	0.60%
Fortis, Inc. (Canada)	Utilities and power	22,386	946,412	0.60%
Becton Dickinson and Co.	Health care	3,692	933,937	0.59%
Daimler AG (Registered Shares)	Consumer cyclicals	18,431	916,465	0.58%
(Germany)
Westpac Banking Corp. (Australia)	Financials	45,515	910,553	0.58%
Alexandria Real Estate Equities, Inc.	Financials	5,875	905,046	0.58%
Deere & Co.	Capital goods	5,332	899,459	0.57%
ABB, Ltd. (Switzerland)	Capital goods	45,058	885,307	0.56%
Nasdaq, Inc.	Financials	8,794	873,702	0.56%
SBA Communications Corp.	Communication services	3,611	870,739	0.55%
Panasonic Corp. (Japan)	Consumer cyclicals	106,452	862,050	0.55%
Arthur J. Gallagher & Co.	Financials	9,566	856,782	0.54%
Southern Co. (The)	Utilities and power	13,763	850,167	0.54%
Nokia OYJ (Finland)	Technology	166,830	845,538	0.54%
Xylem, Inc.	Capital goods	10,549	839,917	0.53%
Liberty Media Corp.-Liberty Formula	Consumer cyclicals	19,724	820,339	0.52%
One Class C
Vornado Realty Trust	Financials	12,859	818,753	0.52%
AIA Group, Ltd. (Hong Kong)	Financials	86,220	814,597	0.52%
Koninklijke KPN NV (Netherlands)	Communication services	261,149	814,354	0.52%
American Tower Corp.	Communication services	3,678	813,274	0.52%
Autodesk, Inc.	Technology	5,502	812,651	0.52%
Gartner, Inc.	Consumer cyclicals	5,674	811,386	0.52%
MGM Resorts International	Consumer cyclicals	29,096	806,542	0.51%
Zurich Insurance Group AG	Financials	2,107	806,288	0.51%
(Switzerland)
DBS Group Holdings, Ltd. (Singapore)	Financials	44,459	804,171	0.51%
FedEx Corp.	Transportation	5,507	801,622	0.51%
IBM Corp.	Technology	5,419	788,085	0.50%
Anheuser-Busch InBev SA/NV	Consumer staples	8,269	787,906	0.50%
(Belgium)
Ventas, Inc.	Health care	10,691	780,742	0.50%
Dollar Tree, Inc.	Consumer cyclicals	6,643	758,379	0.48%
Banco Santander SA (Spain)	Financials	186,018	757,578	0.48%
NiSource, Inc.	Utilities and power	25,241	755,217	0.48%
AstraZeneca PLC (United Kingdom)	Health care	8,455	754,824	0.48%
Accor SA (France)	Consumer cyclicals	17,441	727,109	0.46%
ANA Holdings, Inc. (Japan)	Transportation	21,552	724,355	0.46%

86 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Commonwealth Bank of Australia	Financials	13,225	$721,512	0.46%
(Australia)
Compagnie Financiere Richemont SA	Consumer cyclicals	9,801	719,028	0.46%
(Switzerland)
American Express Co.	Financials	6,053	715,953	0.46%
Crown Castle International Corp.	Communication services	5,131	713,277	0.45%
Waste Connections, Inc.	Capital goods	7,741	712,186	0.45%
TransUnion	Consumer cyclicals	8,679	703,919	0.45%
Nidec Corp. (Japan)	Technology	5,202	698,622	0.44%
Fidelity National Information Services, Technology		5,225	693,714	0.44%
Inc.
Charter Communications, Inc. Class A	Communication services	1,681	692,959	0.44%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,367	$20,000	$1,692	5/11/63	300 bp —	$(315)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,591	43,000	3,638	5/11/63	300 bp —	(1,025)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,309	86,000	7,276	5/11/63	300 bp —	(1,923)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	(45)	101,000	222	5/11/63	200 bp —	211
Index						Monthly
CMBX NA A.6	A/P	65	37,000	81	5/11/63	200 bp —	158
Index						Monthly
CMBX NA BB.6	BB/P	8,820	42,000	6,544	5/11/63	500 bp —	2,311
Index						Monthly
CMBX NA BB.6	BB/P	57,595	234,000	36,457	5/11/63	500 bp —	21,333
Index						Monthly
CMBX NA BB.7	BB/P	6,943	50,000	3,570	1/17/47	500 bp —	3,414
Index						Monthly
CMBX NA BB.7	BB/P	13,625	106,000	7,568	1/17/47	500 bp —	6,144
Index						Monthly
CMBX NA BB.7	BB/P	17,514	145,000	10,353	1/17/47	500 bp —	7,282
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(3,461)	3,134,000	6,895	5/11/63	200 bp —	4,479
Index						Monthly
CMBX NA A.7	A-/P	3,286	79,000	1,367	1/17/47	200 bp —	4,679
Index						Monthly
CMBX NA BB.7	BB/P	10,567	79,000	5,641	1/17/47	500 bp —	4,992
Index						Monthly

Dynamic Asset Allocation Growth Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$6,295	$67,000	$5,668	5/11/63	300 bp —	$661
Index						Monthly
CMBX NA BBB–.7	BBB–/P	22,053	279,000	4,352	1/17/47	300 bp —	17,840
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	35,368	695,000	1,529	5/11/63	200 bp —	37,129
Index						Monthly
CMBX NA A.6	A/P	34,350	570,000	1,254	5/11/63	200 bp —	35,794
Index						Monthly
CMBX NA A.6	A/P	9,953	430,000	946	5/11/63	200 bp —	11,042
Index						Monthly
CMBX NA A.6	A/P	12,800	408,000	898	5/11/63	200 bp —	13,833
Index						Monthly
CMBX NA A.6	A/P	13,238	257,000	565	5/11/63	200 bp —	13,890
Index						Monthly
CMBX NA A.6	A/P	7,609	246,000	541	5/11/63	200 bp —	8,232
Index						Monthly
CMBX NA A.6	A/P	8,151	165,000	363	5/11/63	200 bp —	8,569
Index						Monthly
CMBX NA A.6	A/P	8,866	135,000	297	5/11/63	200 bp —	9,208
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	273	5/11/63	200 bp —	6,591
Index						Monthly
CMBX NA A.6	A/P	6,453	124,000	273	5/11/63	200 bp —	6,767
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	273	5/11/63	200 bp —	6,591
Index						Monthly
CMBX NA A.6	A/P	(12)	19,000	42	5/11/63	200 bp —	37
Index						Monthly
CMBX NA A.6	A/P	136	18,000	40	5/11/63	200 bp —	181
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,769	35,000	2,961	5/11/63	300 bp —	(174)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,006	37,000	3,130	5/11/63	300 bp —	894
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,338	64,000	5,414	5/11/63	300 bp —	(2,044)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,769	70,000	5,922	5/11/63	300 bp —	(1,118)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,158	74,000	6,260	5/11/63	300 bp —	1,934
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,764	92,000	7,783	5/11/63	300 bp —	26
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,541	103,000	8,714	5/11/63	300 bp —	3,878
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,477	136,000	11,506	5/11/63	300 bp —	39
Index						Monthly

88 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$12,435	$144,000	$12,182	5/11/63	300 bp —	$324
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,886	225,000	19,035	5/11/63	300 bp —	(8,037)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,247	717,000	60,658	5/11/63	300 bp —	6,947
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,023	865,000	73,179	5/11/63	300 bp —	(7,723)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	31,583	401,000	6,256	1/17/47	300 bp —	25,527
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	11,863	56,000	8,725	5/11/63	500 bp —	3,185
Index						Monthly
CMBX NA BB.6	BB/P	14,604	69,000	10,750	5/11/63	500 bp —	3,911
Index						Monthly
CMBX NA A.6	A/P	82,311	3,578,000	7,872	5/11/63	200 bp —	91,376
Index						Monthly
CMBX NA A.6	A/P	336	115,000	253	5/11/63	200 bp —	627
Index						Monthly
CMBX NA A.7	A-/P	7,192	164,000	2,837	1/17/47	200 bp —	10,084
Index						Monthly
CMBX NA BB.10	BB–/P	8,345	104,000	9,069	5/11/63	500 bp —	(637)
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	1,016	78,000	172	5/11/63	200 bp —	1,214
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,957	20,000	1,692	5/11/63	300 bp —	275
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,905	29,000	2,453	5/11/63	300 bp —	466
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,848	39,000	3,299	5/11/63	300 bp —	568
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	10,374	75,000	6,345	5/11/63	300 bp —	4,067
Index						Monthly
CMBX NA A.6	A/P	5,586	413,000	909	5/11/63	200 bp —	6,633
Index						Monthly
CMBX NA A.6	A/P	8,628	167,000	367	5/11/63	200 bp —	9,051
Index						Monthly
CMBX NA A.6	A/P	940	68,000	150	5/11/63	200 bp —	1,113
Index						Monthly
CMBX NA A.6	A/P	536	48,000	106	5/11/63	200 bp —	658
Index						Monthly
CMBX NA A.6	A/P	76	28,000	62	5/11/63	200 bp —	147
Index						Monthly
CMBX NA A.6	A/P	197	21,000	46	5/11/63	200 bp —	250
Index						Monthly

Dynamic Asset Allocation Growth Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6	A/P	$—	$1,000	$2	5/11/63	200 bp —	$3
Index						Monthly
CMBX NA A.6	A/P	60	1,000	2	5/11/63	200 bp —	63
Index						Monthly
CMBX NA BB.6	BB/P	18,418	75,000	11,685	5/11/63	500 bp —	6,795
Index						Monthly
CMBX NA BB.6	BB/P	36,962	150,000	23,370	5/11/63	500 bp —	13,717
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,634	63,000	5,330	5/11/63	300 bp —	2,336
Index						Monthly
Upfront premium received		771,292	Unrealized appreciation				427,476
Upfront premium (paid)		(3,518)	Unrealized (depreciation)				(22,996)
Total		$767,774	Total				$404,480

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,802)	$243,000	$4,204	1/17/47	(200 bp) —	$(6,086)
					Monthly
CMBX NA BB.10 Index	(5,114)	49,000	4,273	11/17/59	(500 bp) —	(882)
					Monthly
CMBX NA BB.10 Index	(4,386)	40,000	3,488	11/17/59	(500 bp) —	(937)
					Monthly
CMBX NA BB.11 Index	(18,786)	145,000	10,687	11/18/54	(500 bp) —	(8,221)
					Monthly
CMBX NA BB.11 Index	(4,713)	50,000	3,685	11/18/54	(500 bp) —	(1,070)
					Monthly
CMBX NA BB.8 Index	(6,084)	49,000	5,699	10/17/57	(500 bp) —	(426)
					Monthly
CMBX NA BB.9 Index	(73,802)	715,000	42,328	9/17/58	(500 bp) —	(32,070)
					Monthly
CMBX NA BB.9 Index	(6,710)	104,000	6,157	9/17/58	(500 bp) —	(640)
					Monthly
CMBX NA BB.9 Index	(6,516)	101,000	5,979	9/17/58	(500 bp) —	(621)
					Monthly
CMBX NA BBB–.6 Index	(4,092)	37,000	3,130	5/11/63	(300 bp) —	(981)
					Monthly

90 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.10 Index	$(13,476)	$101,000	$8,807	11/17/59	(500 bp) —	$(4,753)
					Monthly
CMBX NA BB.10 Index	(11,892)	100,000	8,720	11/17/59	(500 bp) —	(3,255)
					Monthly
CMBX NA BB.10 Index	(6,588)	53,000	4,622	11/17/59	(500 bp) —	(2,010)
					Monthly
CMBX NA BB.7 Index	(8,878)	503,000	78,367	5/11/63	(500 bp) —	69,073
					Monthly
CMBX NA BB.7 Index	(28,223)	153,000	10,924	1/17/47	(500 bp) —	(17,426)
					Monthly
CMBX NA BB.7 Index	(8,060)	49,000	3,499	1/17/47	(500 bp) —	(4,602)
					Monthly
CMBX NA BB.8 Index	(1,402)	8,000	930	10/17/57	(500 bp) —	(478)
					Monthly
CMBX NA BB.9 Index	(34,184)	341,000	20,187	9/17/58	(500 bp) —	(14,281)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(716)	7,000	1,091	5/11/63	(500 bp) —	369
					Monthly
CMBX NA BB.7 Index	(6,961)	46,000	3,284	1/17/47	(500 bp) —	(3,715)
					Monthly
CMBX NA BB.7 Index	(86,298)	425,000	30,345	1/17/47	(500 bp) —	(56,305)
					Monthly
CMBX NA BB.7 Index	(11,141)	68,000	4,855	1/17/47	(500 bp) —	(6,343)
					Monthly
CMBX NA BB.9 Index	(3,018)	28,000	1,658	9/17/58	(500 bp) —	(1,383)
					Monthly
CMBX NA BB.9 Index	(1,666)	14,000	829	9/17/58	(500 bp) —	(849)
					Monthly
CMBX NA BB.9 Index	(1,685)	14,000	829	9/17/58	(500 bp) —	(868)
					Monthly
CMBX NA BB.9 Index	(313)	3,000	178	9/17/58	(500 bp) —	(138)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(7,783)	72,000	5,306	11/18/54	(500 bp) —	(2,536)
					Monthly
CMBX NA BB.11 Index	(4,580)	46,000	3,390	11/18/54	(500 bp) —	(1,229)
					Monthly
CMBX NA BB.11 Index	(3,595)	35,000	2,580	11/18/54	(500 bp) —	(1,044)
					Monthly
CMBX NA BB.12 Index	(9,484)	104,000	8,206	8/17/61	(500 bp) —	(1,365)
					Monthly
CMBX NA BB.6 Index	(8,295)	59,000	9,192	5/11/63	(500 bp) —	848
					Monthly
CMBX NA BB.6 Index	(7,578)	57,000	8,881	5/11/63	(500 bp) —	1,255
					Monthly

Dynamic Asset Allocation Growth Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.7 Index	$(56,821)	$449,000	$32,059	1/17/47	(500 bp) —	$(25,136)
					Monthly
CMBX NA BBB–.6 Index	(11,174)	109,000	9,221	5/11/63	(300 bp) —	(2,007)
					Monthly
CMBX NA BBB–.7 Index	(13,698)	361,000	5,632	1/17/47	(300 bp) —	(8,247)
					Monthly
CMBX NA BBB–.7 Index	(1,779)	49,000	764	1/17/47	(300 bp) —	(1,039)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(5,164)	49,000	4,273	11/17/59	(500 bp) —	(932)
					Monthly
CMBX NA BB.10 Index	(5,706)	48,000	4,186	11/17/59	(500 bp) —	(1,560)
					Monthly
CMBX NA BB.9 Index	(15,966)	156,000	9,235	9/17/58	(500 bp) —	(6,861)
					Monthly
CMBX NA BB.9 Index	(4,621)	78,000	4,618	9/17/58	(500 bp) —	(58)
					Monthly
CMBX NA BB.9 Index	(2,866)	29,000	1,717	9/17/58	(500 bp) —	(1,173)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(4,177)	41,000	640	1/17/47	(300 bp) —	(3,558)
					Monthly
CMBX NA BB.10 Index	(5,139)	49,000	4,273	11/17/59	(500 bp) —	(907)
					Monthly
CMBX NA BB.11 Index	(5,696)	58,000	4,275	11/18/54	(500 bp) —	(1,470)
					Monthly
CMBX NA BB.11 Index	(4,288)	45,000	3,317	11/18/54	(500 bp) —	(1,009)
					Monthly
CMBX NA BB.7 Index	(24,296)	126,000	8,996	1/17/47	(500 bp) —	(15,405)
					Monthly
CMBX NA BB.7 Index	(9,251)	46,000	3,284	1/17/47	(500 bp) —	(6,005)
					Monthly
CMBX NA BB.7 Index	(4,036)	20,000	1,428	1/17/47	(500 bp) —	(2,625)
					Monthly
CMBX NA BB.9 Index	(5,935)	79,000	4,677	9/17/58	(500 bp) —	(1,324)
					Monthly
CMBX NA BB.9 Index	(3,956)	45,000	2,664	9/17/58	(500 bp) —	(1,330)
					Monthly
CMBX NA BB.9 Index	(3,677)	43,000	2,546	9/17/58	(500 bp) —	(1,168)
					Monthly

92 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(3,274)	$27,000	$1,598	9/17/58	(500 bp) —	$(1,698)
					Monthly
CMBX NA BB.9 Index	(1,697)	14,000	829	9/17/58	(500 bp) —	(880)
					Monthly
Upfront premium received	—	Unrealized appreciation				71,545
Upfront premium (paid)	(591,038)	Unrealized (depreciation)				(258,906)
Total	$(591,038)	Total				$(187,361)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	B+/P	$(1,681,663)	$25,071,000	$1,681,687	12/20/24	500 bp —	$10,471
Index						Quarterly
NA IG Series 33	BBB+/P	(774,252)	38,000,000	755,440	12/20/24	100 bp —	(11,423)
Index						Quarterly
Total		$(2,455,915)					$(952)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt*	(paid)**	amount	Value	date	by fund	depreciation
NA HY Series 33	$1,895,250	$28,494,000	$1,911,292	12/20/24	(500 bp) —	$(27,914)
Index					Quarterly
Total	$1,895,250					$(27,914)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Growth Fund 93

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Basic materials	$68,109,318	$—	$—
Capital goods	117,277,561	—	—
Communication services	98,974,918	—	—
Conglomerates	13,203,930	—	—
Consumer cyclicals	252,009,305	—	4
Consumer staples	201,214,834	—	399
Energy	80,476,616	—	6,259
Financials	338,998,284	—	—
Health care	214,899,697	—	—
Technology	414,720,072	—	—
Transportation	44,871,386	—	—
Utilities and power	74,507,371	90,621	—
Total common stocks	1,919,263,292	90,621	6,662

Asset-backed securities	—	9,914,166	—
Convertible bonds and notes	—	109,945	—
Convertible preferred stocks	—	252,793	6,800
Corporate bonds and notes	—	285,816,045	161
Foreign government and agency bonds and notes	—	10,537,774	—
Mortgage-backed securities	—	52,239,752	—
Preferred stocks	—	176,131	—
Purchased options outstanding	—	762,058	—
Senior loans	—	3,195,578	—
U.S. government and agency mortgage obligations	—	135,487,363	—
Warrants	—	3,074,154	—
Short-term investments	259,854,989	149,172,454	—
Totals by level	$2,179,118,281	$650,828,834	$13,623

94 Dynamic Asset Allocation Growth Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,433,713)	$—
Futures contracts	(7,585,249)	—	—
Written options outstanding	—	(265,616)	—
TBA sale commitments	—	(12,237,187)	—
Interest rate swap contracts	—	(15,752)	—
Total return swap contracts	—	2,639,454	—
Credit default contracts	—	572,182	—
Totals by level	$(7,585,249)	$(10,740,632)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 95

Statement of assets and liabilities 9/30/19
ASSETS
Investment in securities, at value, including $11,142,577 of securities on loan (Notes 1 and 7):
Unaffiliated issuers (identified cost $2,283,879,254)	$2,559,271,902
Affiliated issuers (identified cost $270,688,836) (Notes 1 and 5)	270,688,836
Cash	125,978
Foreign currency (cost $3,816,619) (Note 1)	3,883,977
Dividends, interest and other receivables	7,253,701
Foreign tax reclaim	827,218
Receivable for shares of the fund sold	8,757,802
Receivable for investments sold	22,600,955
Receivable for sales of TBA securities (Note 1)	12,260,418
Receivable for variation margin on futures contracts (Note 1)	1,838,735
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,610,481
Unrealized appreciation on forward currency contracts (Note 1)	2,491,393
Unrealized appreciation on OTC swap contracts (Note 1)	5,602,101
Premium paid on OTC swap contracts (Note 1)	594,556
Prepaid assets	41,711
Total assets	2,897,849,764

LIABILITIES
Payable for investments purchased	4,789,038
Payable for purchases of delayed delivery securities (Note 1)	378,724
Payable for purchases of TBA securities (Note 1)	43,741,844
Payable for shares of the fund repurchased	26,911,897
Payable for compensation of Manager (Note 2)	1,360,797
Payable for custodian fees (Note 2)	216,388
Payable for investor servicing fees (Note 2)	558,908
Payable for Trustee compensation and expenses (Note 2)	461,595
Payable for administrative services (Note 2)	11,072
Payable for distribution fees (Note 2)	1,261,929
Payable for variation margin on futures contracts (Note 1)	85,263
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,574,145
Unrealized depreciation on OTC swap contracts (Note 1)	2,745,528
Premium received on OTC swap contracts (Note 1)	771,292
Unrealized depreciation on forward currency contracts (Note 1)	3,925,106
Written options outstanding, at value (premiums $643,481) (Note 1)	265,616
TBA sale commitments, at value (proceeds receivable $12,249,570) (Note 1)	12,237,187
Collateral on securities loaned, at value (Note 1)	11,413,847
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 7)	580,000
Other accrued expenses	504,409
Total liabilities	113,794,585

Net assets	$2,784,055,179

(Continued on next page)

96 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities cont.
REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,542,420,850
Total distributable earnings (Note 1)	241,634,329
Total — Representing net assets applicable to capital shares outstanding	$2,784,055,179

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,546,131,297 divided by 97,177,479 shares)	$15.91
Offering price per class A share (100/94.25 of $15.91)*	$16.88
Net asset value and offering price per class B share ($45,144,251 divided by 2,915,106 shares)**	$15.49
Net asset value and offering price per class C share ($227,681,304 divided by 15,390,864 shares)**	$14.79
Net asset value and redemption price per class M share
($26,600,453 divided by 1,720,263 shares)	$15.46
Offering price per class M share (100/96.50 of $15.46)*	$16.02
Net asset value, offering price and redemption price per class P share
($258,037,538 divided by 15,966,045 shares)	$16.16
Net asset value, offering price and redemption price per class R share
($28,350,549 divided by 1,830,078 shares)	$15.49
Net asset value, offering price and redemption price per class R5 share
($15,464,141 divided by 959,915 shares)	$16.11
Net asset value, offering price and redemption price per class R6 share
($307,909,427 divided by 19,056,692 shares)	$16.16
Net asset value, offering price and redemption price per class Y share
($328,736,219 divided by 20,394,175 shares)	$16.12

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 97

Statement of operations Year ended 9/30/19
INVESTMENT INCOME
Dividends (net of foreign tax of $1,669,706)	$48,057,600
Interest (net of foreign tax of $223) (including interest income of $5,375,338 from investments
in affiliated issuers) (Note 5)	29,975,482
Securities lending (net of expenses) (Notes 1 and 5)	126,015
Total investment income	78,159,097

EXPENSES
Compensation of Manager (Note 2)	16,553,174
Investor servicing fees (Note 2)	3,995,226
Custodian fees (Note 2)	297,227
Trustee compensation and expenses (Note 2)	126,491
Distribution fees (Note 2)	7,126,769
Administrative services (Note 2)	83,594
Other	980,735
Total expenses	29,163,216

Expense reduction (Note 2)	(118,474)
Net expenses	29,044,742

Net investment income	49,114,355

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(34,505,872)
Net increase from payments by affiliates (Note 2)	3,371
Foreign currency transactions (Note 1)	(214,367)
Forward currency contracts (Note 1)	(4,215,881)
Futures contracts (Note 1)	(30,699,300)
Swap contracts (Note 1)	(1,577,750)
Written options (Note 1)	462,567
Total net realized loss	(70,747,232)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(15,483,926)
Assets and liabilities in foreign currencies	(70,713)
Forward currency contracts	(1,151,673)
Futures contracts	(6,744,273)
Swap contracts	2,176,267
Written options	370,556
Total change in net unrealized depreciation	(20,903,762)

Net loss on investments	(91,650,994)

Net decrease in net assets resulting from operations	$(42,536,639)

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/19	Year ended 9/30/18
Operations
Net investment income	$49,114,355	$44,486,918
Net realized gain (loss) on investments
and foreign currency transactions	(70,747,232)	249,083,216
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(20,903,762)	(18,884,282)
Net increase (decrease) in net assets resulting
from operations	(42,536,639)	274,685,852
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(16,928,371)	(28,452,691)
Class B	(92,008)	(702,570)
Class C	(756,699)	(3,747,365)
Class M	(164,231)	(372,694)
Class P	(3,647,522)	(5,567,352)
Class R	(265,498)	(556,028)
Class R5	(226,964)	(352,890)
Class R6	(4,154,251)	(5,353,555)
Class Y	(4,429,723)	(6,050,722)
Net realized short-term gain on investments
Class A	(24,640,185)	(51,915,217)
Class B	(860,931)	(2,314,577)
Class C	(4,130,316)	(10,384,053)
Class M	(452,931)	(995,529)
Class P	(3,807,374)	(8,295,075)
Class R	(504,062)	(1,106,458)
Class R5	(261,959)	(536,575)
Class R6	(4,442,505)	(8,098,618)
Class Y	(5,158,166)	(9,645,371)
From net realized long-term gain on investments
Class A	(94,986,972)	(72,138,515)
Class B	(3,318,857)	(3,216,208)
Class C	(15,922,212)	(14,429,105)
Class M	(1,746,032)	(1,383,332)
Class P	(14,677,281)	(11,526,378)
Class R	(1,943,138)	(1,537,473)
Class R5	(1,009,841)	(745,594)
Class R6	(17,125,689)	(11,253,391)
Class Y	(19,884,531)	(13,402,675)
Increase from capital share transactions (Note 4)	63,062,212	217,783,100
Total increase (decrease) in net assets	(225,012,676)	218,388,941

NET ASSETS
Beginning of year	3,009,067,855	2,790,678,914
End of year	$2,784,055,179	$3,009,067,855

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 99

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class A
September 30, 2019	$17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	$15.91	(1.25)	$1,546,131	1.06	1.73	117
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08[e]	1.32[e]	216
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	15.05	(1.26)	1,385,646	1.05	1.05	196
Class B
September 30, 2019	$17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	$15.49	(1.98)	$45,144	1.81	.96	117
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83[e]	.56[e]	216
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	14.72	(2.02)	84,801	1.80	.28	196
Class C
September 30, 2019	$16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	$14.79	(2.05)	$227,681	1.81	.97	117
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83[e]	.58[e]	216
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	14.30	(1.99)	209,239	1.80	.30	196
Class M
September 30, 2019	$17.30	.19	(.66)	(.47)	(.10)	(1.27)	(1.37)	$15.46	(1.76)	$26,600	1.56	1.23	117
September 30, 2018	17.38	.17	1.39	1.56	(.22)	(1.42)	(1.64)	17.30	9.33	30,128	1.57	.99	109
September 30, 2017	15.14	.15	2.28	2.43	—	(.19)	(.19)	17.38	16.20	33,775	1.58	.91	124
September 30, 2016	14.72	.12	1.18	1.30	(.23)	(.65)	(.88)	15.14	9.15	29,745	1.58[e]	.82[e]	216
September 30, 2015	17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	14.72	(1.71)	28,800	1.55	.54	196
Class P
September 30, 2019	$18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	$16.16	(.87)	$258,038.65		2.15	117
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
September 30, 2016†	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216
Class R
September 30, 2019	$17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	$15.49	(1.52)	$28,351	1.31	1.47	117
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33[e]	1.09[e]	216
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	14.74	(1.50)	12,375	1.30	.80	196

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 101

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class R5
September 30, 2019	$17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	$16.11	(.98)	$15,464.79		1.99	117
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81[e]	1.53[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(1.00)	7,051.80		1.31	196
Class R6
September 30, 2019	$18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	$16.16	(.91)	$307,909.69		2.11	117
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71[e]	1.72[e]	216
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	15.24	(.94)	59,064.70		1.42	196
Class Y
September 30, 2019	$17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	$16.12	(.99)	$328,736.81		1.98	117
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83[e]	1.59[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(.96)	254,253.80		1.31	196

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 103

Notes to financial statements 9/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through September 30, 2019.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

104 Dynamic Asset Allocation Growth Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Growth Fund 105

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

106 Dynamic Asset Allocation Growth Fund

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent

Dynamic Asset Allocation Growth Fund 107

and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an

108 Dynamic Asset Allocation Growth Fund

independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or

Dynamic Asset Allocation Growth Fund 109

repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,933,918 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,893,118 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,818,966 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $11,413,847 and the value of securities loaned amounted to $11,142,577.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

110 Dynamic Asset Allocation Growth Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$72,835,960	$—	$72,835,960

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $4,649,880 to decrease undistributed net investment income, $5,749 to increase paid-in capital and $4,644,131 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$343,001,390
Unrealized depreciation	(73,422,080)
Net unrealized appreciation	269,579,310
Undistributed ordinary income	44,832,868
Capital loss carryforward	(72,835,960)
Cost for federal income tax purposes	$2,542,055,547

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Dynamic Asset Allocation Growth Fund 111

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.590% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,371 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,646,759	Class R	50,941
Class B	85,230	Class R5	23,608
Class C	405,997	Class R6	149,478
Class M	46,909	Class Y	560,501
Class P	25,803	Total	$3,995,226

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $36,311 under the expense offset arrangements and by $82,163 under the brokerage/ service arrangements.

112 Dynamic Asset Allocation Growth Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,008, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,887,781
Class B	1.00%	1.00%	500,023
Class C	1.00%	1.00%	2,382,924
Class M	1.00%	0.75%	206,495
Class R	1.00%	0.50%	149,546
Total			$7,126,769

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $308,883 and $4,248 from the sale of class A and class M shares, respectively, and received $15,203 and $5,310 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,330 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,834,820,874	$2,912,778,410
U.S. government securities (Long-term)	—	—
Total	$2,834,820,874	$2,912,778,410

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 113

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	7,167,070	$111,940,126	12,015,924	$207,255,312
Shares issued in connection with
reinvestment of distributions	9,383,006	132,394,217	8,630,489	147,149,841
	16,550,076	244,334,343	20,646,413	354,405,153
Shares repurchased	(14,442,171)	(225,219,584)	(14,570,153)	(254,579,467)
Net increase	2,107,905	$19,114,759	6,076,260	$99,825,686

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	54,754	$833,182	136,009	$2,287,010
Shares issued in connection with
reinvestment of distributions	306,094	4,230,226	367,156	6,127,834
	360,848	5,063,408	503,165	8,414,844
Shares repurchased	(938,028)	(14,390,514)	(1,126,887)	(19,148,726)
Net decrease	(577,180)	$(9,327,106)	(623,722)	$(10,733,882)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	2,572,362	$37,528,167	4,499,685	$73,598,945
Shares issued in connection with
reinvestment of distributions	1,538,954	20,314,197	1,731,364	27,753,760
	4,111,316	57,842,364	6,231,049	101,352,705
Shares repurchased	(4,819,423)	(70,192,551)	(7,316,730)	(117,415,413)
Net decrease	(708,107)	$(12,350,187)	(1,085,681)	$(16,062,708)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	132,223	$1,978,236	255,118	$4,371,857
Shares issued in connection with
reinvestment of distributions	171,427	2,360,551	164,034	2,734,451
	303,650	4,338,787	419,152	7,106,308
Shares repurchased	(324,518)	(4,923,819)	(620,874)	(10,881,946)
Net decrease	(20,868)	$(585,032)	(201,722)	$(3,775,638)

114 Dynamic Asset Allocation Growth Fund

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class P	Shares	Amount	Shares	Amount
Shares sold	6,145,720	$97,185,606	4,958,883	$87,994,480
Shares issued in connection with
reinvestment of distributions	1,551,418	22,132,177	1,472,696	25,388,805
	7,697,138	119,317,783	6,431,579	113,383,285
Shares repurchased	(6,207,874)	(99,893,128)	(5,667,955)	(100,499,631)
Net increase	1,489,264	$19,424,655	763,624	$12,883,654

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	270,633	$4,085,345	543,322	$9,202,679
Shares issued in connection with
reinvestment of distributions	177,493	2,444,078	163,612	2,727,405
	448,126	6,529,423	706,934	11,930,084
Shares repurchased	(556,424)	(8,484,498)	(600,303)	(10,170,684)
Net increase (decrease)	(108,298)	$(1,955,075)	106,631	$1,759,400

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	75,835	$1,205,207	931,200	$16,827,876
Shares issued in connection with
reinvestment of distributions	105,103	1,498,770	94,951	1,635,059
	180,938	2,703,977	1,026,151	18,462,935
Shares repurchased	(220,086)	(3,300,807)	(150,628)	(2,665,808)
Net increase (decrease)	(39,148)	$(596,830)	875,523	$15,797,127

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	4,581,676	$72,449,734	6,233,264	$110,880,690
Shares issued in connection with
reinvestment of distributions	1,799,921	25,720,873	1,431,377	24,705,564
	6,381,597	98,170,607	7,664,641	135,586,254
Shares repurchased	(4,014,369)	(64,293,066)	(3,841,915)	(68,377,756)
Net increase	2,367,228	$33,877,541	3,822,726	$67,208,498

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,112,924	$97,057,274	6,858,331	$121,023,261
Shares issued in connection with
reinvestment of distributions	1,958,663	27,950,117	1,608,753	27,718,819
	8,071,587	125,007,391	8,467,084	148,742,080
Shares repurchased	(6,997,716)	(109,547,904)	(5,554,670)	(97,861,117)
Net increase	1,073,871	$15,459,487	2,912,414	$50,880,963

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.7% of the outstanding shares of the fund.

Dynamic Asset Allocation Growth Fund 115

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/18	cost	proceeds	income	of 3/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$6,294,475	$224,178,880	$219,059,508	$405,845	$11,413,847
Putnam Short Term
Investment Fund**	228,635,519	631,677,426	601,037,956	5,375,338	259,274,989
Total Short-term
investments	$234,929,994	$855,856,306	$820,097,464	$5,781,183	$270,688,836

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased currency option contracts (contract amount)	$59,200,000
Written equity option contracts (contract amount)	—*
Written currency option contracts (contract amount)	$65,500,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$612,100,000
Centrally cleared interest rate swap contracts (notional)	$186,300,000
OTC total return swap contracts (notional)	$317,900,000
OTC credit default contracts (notional)	$23,200,000
Centrally cleared credit default contracts (notional)	$91,300,000
Warrants (number of warrants)	1,200,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

116 Dynamic Asset Allocation Growth Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$2,895,345*	Unrealized depreciation	$2,323,163*
Foreign exchange
contracts	Investments, Receivables	3,253,451	Payables	4,190,722
Payables, Net assets —
Equity contracts	Investments, Receivables	8,169,484	Unrealized depreciation	8,964,574*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	583,262*	Unrealized depreciation	1,675,565*
Total		$14,901,542		$17,154,024

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$3,180,959	$3,180,959
Foreign exchange
contracts	—	282,668	—	(4,215,881)	—	$(3,933,213)
Equity contracts	1,140,759	(94,569)	(22,124,217)	—	(73,780)	$(21,151,807)
Interest rate contracts	—	—	(8,575,083)	—	(4,684,929)	$(13,260,012)
Total	$1,140,759	$188,099	$(30,699,300)	$(4,215,881)	$(1,577,750)	$(35,164,073)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(150,384)	$(150,384)
Foreign exchange
contracts	—	54,509	—	(1,151,673)	—	$(1,097,164)
Equity contracts	945,287	—	(7,155,079)	—	2,215,973	$(3,993,819)
Interest rate contracts	—	—	410,806	—	110,678	$521,484
Total	$945,287	$54,509	$(6,744,273)	$(1,151,673)	$2,176,267	$(4,719,883)

Dynamic Asset Allocation Growth Fund 117

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$1,571,283	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,571,283
OTC Total return swap
contracts*#	—	3,007	—	—	2,150,551	—	2,965	2,945,735	—	—	822	—	—	—	—	—	—	5,103,080
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	349	9,333	8,398	—	—	12,248	198	1,895	—	—	—	—	32,421
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	84,355	134,971	42,566	—	—	84,287	23,739	38,043	—	—	—	—	407,961
Centrally cleared credit
default contracts§	—	—	39,198	—	—	—	—	—	—	—	—	—	—	—	—	—	—	39,198
Futures contracts§	—	—	—	1,804,688	—	—	—	—	—	—	34,047	—	—	—	—	—	—	1,838,735
Forward currency contracts #	318,208	272,383	—	—	169,588	—	8,210	729,429	371,631	487,178	—	—	—	25,066	68,536	35,600	5,564	2,491,393
Purchased options **#	249,468	—	—	—	256,295	—	—	256,295	—	—	—	—	—	—	—	—	—	762,058
Total Assets	$567,676	$275,390	$1,610,481	$1,804,688	$2,576,434	$84,704	$155,479	$3,982,423	$371,631	$487,178	$131,404	$23,937	$39,938	$25,066	$68,536	$35,600	$5,564	$12,246,129
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	1,563,258	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,563,258
OTC Total return swap
contracts*#	—	1,564	—	—	2,273,070	—	20	188,964	—	—	8	—	—	—	—	—	—	2,463,626
OTC Credit default
contracts — protection sold*#	12,530	—	—	—	—	64,013	15,422	221,523	—	—	28,353	7,401	46,473	—	—	—	—	395,715
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	4,284	—	—	—	—	—	—	—	—	—	—	—	4,284
Centrally cleared credit
default contracts§	—	—	10,887	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,887
Futures contracts§	—	—	—	33,622	—	—	—	—	—	—	51,641	—	—	—	—	—	—	85,263
Forward currency contracts #	987,411	189,668	—	—	486,702	—	39,859	168,225	396,502	408,672	—	—	—	698,949	299,608	60,394	189,116	3,925,106
Written options #	—	—	—	—	132,808	—	—	132,808	—	—	—	—	—	—	—	—	—	265,616
Total Liabilities	$999,941	$191,232	$1,574,145	$33,622	$2,892,580	$68,297	$55,301	$711,520	$396,502	$408,672	$80,002	$7,401	$46,473	$698,949	$299,608	$60,394	$189,116	$8,713,755
Total Financial and
Derivative Net Assets	$(432,265)	$84,158	$36,336	$1,771,066	$(316,146)	$16,407	$100,178	$3,270,903	$(24,871)	$78,506	$51,402	$16,536	$(6,535)	$(673,883)	$(231,072)	$(24,794)	$(183,552)	$3,532,374
Total collateral received
(pledged)†##	$(432,265)	$84,158	$—	$—	$(316,146)	$—	$100,178	$2,933,918	$—	$78,506	$51,402	$—	$(6,535)	$(598,032)	$(231,072)	$—	$—
Net amount	$—	$—	$36,336	$1,771,066	$—	$16,407	$—	$336,985	$(24,871)	$—	$—	$16,536	$—	$(75,851)	$—	$(24,794)	$(183,552)

118 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 119

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral
received (including TBA
commitments)**	$—	$180,000	$—	$—	$—	$—	$130,000	$—	$—	$160,000	$110,000	$—	$—	$—	$—	$—	$—	$580,000
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$2,933,918	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,933,918
Collateral (pledged) (including
TBA commitments)**	$(438,809)	$—	$—	$—	$(411,885)	$—	$—	$—	$—	$—	$—	$—	$(44,892)	$(598,032)	$(325,348)	$—	$—	$(1,818,966)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $17,227,484 and $1,925,123, respectively.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

The fund designated 57.07% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 93.29%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $19,284,784 of distributions paid as qualifying to be taxed as interest-related dividends, and $43,996,411 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

120 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 121

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Balanced Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Balanced Fund 25

The fund’s portfolio 9/30/19

COMMON STOCKS (58.1%)*	Shares	Value
Basic materials (1.8%)
Air Liquide SA (France)	2,690	$382,915
Akzo Nobel NV (Netherlands)	629	56,073
Anglo American PLC (United Kingdom)	88,207	2,029,408
Arkema SA (France)	12,865	1,199,179
Armstrong World Industries, Inc.	12,200	1,179,740
Axalta Coating Systems, Ltd. †	68,700	2,071,305
Azrieli Group, Ltd. (Israel)	1,186	93,140
BHP Billiton PLC (United Kingdom)	69,258	1,475,245
Boliden AB (Sweden)	13,652	313,770
Celanese Corp.	13,100	1,601,999
CF Industries Holdings, Inc.	92,300	4,541,160
Corteva, Inc.	231,600	6,484,800
Covestro AG (Germany)	51,425	2,544,702
CRH PLC (Ireland)	35,266	1,214,262
Eastman Chemical Co.	32,100	2,369,943
Eiffage SA (France)	2,621	271,735
Fortescue Metals Group, Ltd. (Australia)	226,852	1,347,401
Glencore PLC (United Kingdom)	14,551	43,789
HeidelbergCement AG (Germany)	23,946	1,730,949
HOCHTIEF AG (Germany)	10,091	1,150,463
JFE Holdings, Inc. (Japan)	18,200	218,821
LyondellBasell Industries NV Class A	9,500	849,965
Newcrest Mining, Ltd. (Australia)	13,696	321,233
NewMarket Corp.	2,500	1,180,225
Nippon Steel Corp. (Japan)	20,300	282,651
Nucor Corp.	4,502	229,197
PPG Industries, Inc.	15,200	1,801,352
Reliance Steel & Aluminum Co.	15,800	1,574,628
Rio Tinto PLC (United Kingdom)	67,987	3,518,445
Rio Tinto, Ltd. (Australia)	4,005	250,503
Sherwin-Williams Co. (The)	1,652	908,385
Shin-Etsu Chemical Co., Ltd. (Japan)	23,600	2,523,154
Steel Dynamics, Inc.	79,400	2,366,120
Taisei Corp. (Japan)	35,400	1,370,164
Tosoh Corp. (Japan)	60,700	801,661
W.R. Grace & Co.	10,600	707,656
		51,006,138
Capital goods (3.7%)
ACS Actividades de Construccion y Servicios SA (Spain)	44,514	1,778,672
Allison Transmission Holdings, Inc.	46,300	2,178,415
BAE Systems PLC (United Kingdom)	56,386	395,177
Ball Corp.	32,342	2,354,821
Berry Plastics Group, Inc. †	51,500	2,022,405
Caterpillar, Inc.	40,500	5,115,555
Cummins, Inc.	47,500	7,726,825
Curtiss-Wright Corp.	5,500	711,535
Dassault Aviation SA (France)	349	493,750
Dover Corp.	29,000	2,887,240

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.1%)* cont.	Shares	Value
Capital goods cont.
Emerson Electric Co.	72,700	$4,860,722
Faurecia SA (France)	35,827	1,699,441
General Dynamics Corp.	1,524	278,481
HD Supply Holdings, Inc. †	72,882	2,855,152
HEICO Corp.	16,900	2,110,472
Hitachi, Ltd. (Japan)	79,700	2,965,393
Honeywell International, Inc.	83,927	14,200,448
IDEX Corp.	14,400	2,359,872
Ingersoll-Rand PLC	64,100	7,897,761
Johnson Controls International PLC	5,717	250,919
L3Harris Technologies, Inc.	1,718	358,444
Legrand SA (France)	17,512	1,249,831
Lockheed Martin Corp.	40,351	15,739,311
Northrop Grumman Corp.	939	351,928
Obayashi Corp. (Japan)	69,000	686,650
Republic Services, Inc.	32,900	2,847,495
Roper Technologies, Inc.	7,000	2,496,200
Sandvik AB (Sweden)	165,317	2,575,298
Teledyne Technologies, Inc. †	5,200	1,674,348
Tervita Corp. (Canada) †	127	719
Waste Management, Inc.	75,717	8,707,455
		101,830,735
Communication services (3.1%)
Altice USA, Inc. Class A †	132,300	3,794,364
AT&T, Inc.	61,036	2,309,602
BCE, Inc. (Canada)	13,071	632,215
BT Group PLC (United Kingdom)	313,049	687,371
Comcast Corp. Class A	496,700	22,391,236
Crown Castle International Corp. R	53,600	7,450,936
Deutsche Telekom AG (Germany)	143,878	2,414,085
Equinix, Inc. R	2,900	1,672,720
Eutelsat Communications SA (France)	16,628	309,462
Hikari Tsushin, Inc. (Japan)	6,100	1,319,010
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	167,000	265,062
Juniper Networks, Inc.	101,643	2,515,664
KDDI Corp. (Japan)	120,700	3,153,549
Nippon Telegraph & Telephone Corp. (Japan)	36,500	1,740,523
NTT DoCoMo, Inc. (Japan)	13,700	348,819
SES SA (France)	9,114	166,143
Telephone & Data Systems, Inc.	37,800	975,240
Telstra Corp., Ltd. (Australia)	945,099	2,239,010
Verizon Communications, Inc.	503,562	30,395,003
		84,780,014
Communications equipment (1.1%)
Avaya Holdings Corp. †	10,885	111,354
Cisco Systems, Inc.	625,192	30,890,737
		31,002,091

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (58.1%)* cont.	Shares	Value
Computers (1.8%)
Apple, Inc.	145,123	$32,503,198
Aspen Technology, Inc. †	21,100	2,596,988
CDW Corp. of Delaware S	28,300	3,487,692
Fortinet, Inc. †	78,500	6,025,660
Fujitsu, Ltd. (Japan)	8,200	656,379
Nuance Communications, Inc. †	47,200	769,832
Otsuka Corp. (Japan)	30,900	1,230,284
ServiceNow, Inc. †	12,700	3,223,895
Synopsys, Inc. †	1,833	251,579
		50,745,507
Conglomerates (0.5%)
AMETEK, Inc.	41,100	3,773,802
Danaher Corp.	58,300	8,420,269
Mitsui & Co., Ltd. (Japan)	10,900	178,231
Orkla ASA (Norway)	29,324	266,756
		12,639,058
Consumer cyclicals (7.6%)
ABC-Mart, Inc. (Japan)	2,700	171,551
Amazon.com, Inc. †	25,520	44,300,423
Aristocrat Leisure, Ltd. (Australia)	110,853	2,289,499
Automatic Data Processing, Inc.	73,484	11,861,787
AutoZone, Inc. †	356	386,125
Berkeley Group Holdings PLC (The) (United Kingdom)	12,334	633,756
Best Buy Co., Inc.	113,000	7,795,870
Booking Holdings, Inc. †	7,200	14,130,792
Brambles, Ltd. (Australia)	40,136	308,824
Bridgestone Corp. (Japan)	10,500	406,307
CK Hutchison Holdings, Ltd. (Hong Kong)	120,500	1,063,909
Clear Channel Outdoor Holdings, Inc. †	2,938	7,404
Compagnie Generale des Etablissements Michelin SCA (France)	20,553	2,293,939
Compass Group PLC (United Kingdom)	14,915	383,830
CoStar Group, Inc. †	2,400	1,423,680
Daiwa House Industry Co., Ltd. (Japan)	33,300	1,079,767
Discovery, Inc. Class A † S	111,300	2,963,919
Dollar Tree, Inc. †	3,773	430,726
Ecolab, Inc.	768	152,095
Expedia, Inc.	55,500	7,459,755
Extended Stay America, Inc. (Units)	70,700	1,035,048
Fiat Chrysler Automobiles NV (Italy)	158,737	2,054,039
Ford Motor Co.	11,190	102,500
Fox Corp. Class B	2,554	80,553
Geberit International AG (Switzerland)	3,075	1,468,408
Genting Bhd (Singapore)	1,391,200	885,762
Harvey Norman Holdings, Ltd. (Australia)	60,994	186,491
Harvey Norman Holdings, Ltd. (Rights) (Australia) †	11,277	13,662
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $1) (Private) (Germany) † ∆∆ F	2	2
Hermes International (France)	3,942	2,724,034
Hilton Worldwide Holdings, Inc.	68,000	6,331,480

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.1%)* cont.	Shares	Value
Consumer cyclicals cont.
Home Depot, Inc. (The)	3,438	$797,685
iHeartMedia, Inc. Class A †	1,249	18,735
Industria de Diseno Textil SA (Inditex) (Spain)	37,382	1,157,144
Interpublic Group of Cos., Inc. (The)	90,200	1,944,712
Jardine Matheson Holdings, Ltd. (Hong Kong)	3,200	171,200
KAR Auction Services, Inc. S	65,000	1,595,750
Kering SA (France)	5,013	2,554,656
Kimberly-Clark Corp.	2,718	386,092
Liberty Media Corp.-Liberty SiriusXM Class A †	24,700	1,026,779
Liberty Media Corp.-Liberty SiriusXM Class C †	8,998	377,556
Lowe’s Cos., Inc.	81,200	8,928,752
Macquarie Infrastructure Co., LLC	19,700	777,559
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	71,332	992,941
Nielsen Holdings PLC	89,200	1,895,500
Nintendo Co., Ltd. (Japan)	7,600	2,812,966
Norwegian Cruise Line Holdings, Ltd. †	63,900	3,308,103
Omnicom Group, Inc.	79,300	6,209,190
PayPal Holdings, Inc. †	233,400	24,177,906
Peugeot SA (France)	119,201	2,972,642
Porsche Automobil Holding SE (Preference) (Germany)	3,198	208,094
Publicis Groupe SA (France)	3,203	157,519
PulteGroup, Inc.	33,200	1,213,460
Ross Stores, Inc.	3,491	383,486
RTL Group SA (Belgium)	3,192	153,499
Secom Co., Ltd. (Japan)	1,700	154,993
ServiceMaster Global Holdings, Inc. †	20,200	1,129,180
Sinclair Broadcast Group, Inc. Class A	38,300	1,636,942
Sony Corp. (Japan)	58,600	3,439,854
Subaru Corp. (Japan)	2,400	67,477
Taylor Wimpey PLC (United Kingdom)	405,188	804,591
TJX Cos., Inc. (The)	12,084	673,562
Toyota Motor Corp. (Japan)	2,300	153,496
Verisk Analytics, Inc. Class A	19,200	3,036,288
Volvo AB (Sweden)	183,848	2,581,964
Walmart, Inc.	108,200	12,841,176
Walt Disney Co. (The)	2,927	381,447
Wolters Kluwer NV (Netherlands)	36,362	2,654,603
		208,203,438
Consumer staples (5.6%)
Altria Group, Inc.	2,273	92,966
Ashtead Group PLC (United Kingdom)	90,898	2,530,328
Associated British Foods PLC (United Kingdom)	59,183	1,675,857
British American Tobacco PLC (United Kingdom)	39,192	1,449,269
Carlsberg A/S Class B (Denmark)	17,799	2,630,893
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	47	347,067
Coca-Cola Co. (The)	426,031	23,193,128

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (58.1%)* cont.	Shares	Value
Consumer staples cont.
Coca-Cola European Partners PLC (United Kingdom)	11,873	$658,358
Coca-Cola HBC AG (Switzerland)	61,478	2,008,433
Darden Restaurants, Inc.	45,800	5,414,476
Essity AB Class B (Sweden)	74,532	2,175,227
Global Fashion Group SA (acquired 8/2/13, cost $21,942) (Private)
(Luxembourg) † ∆∆ F	97	199
Heineken Holding NV (Netherlands)	1,621	161,398
Hershey Co. (The)	43,124	6,683,789
Imperial Brands PLC (United Kingdom)	59,791	1,344,019
ITOCHU Corp. (Japan)	137,800	2,843,300
Japan Tobacco, Inc. (Japan)	7,900	172,868
Koninklijke Ahold Delhaize NV (Netherlands)	22,362	559,493
Mondelez International, Inc. Class A	224,247	12,405,344
Nestle SA (Switzerland)	38,854	4,215,331
PepsiCo, Inc.	122,538	16,799,960
Procter & Gamble Co. (The)	196,284	24,413,804
Rakuten, Inc. (Japan)	92,100	907,158
Starbucks Corp.	268,397	23,731,663
Sundrug Co., Ltd. (Japan)	14,700	462,243
Swedish Match AB (Sweden)	2,628	108,681
Sysco Corp.	19,264	1,529,562
Tesco PLC (United Kingdom)	205,806	609,847
Unilever NV (Netherlands)	64,512	3,877,865
Unilever PLC (United Kingdom)	58,844	3,537,994
US Foods Holding Corp. †	53,900	2,215,290
Wesfarmers, Ltd. (Australia)	9,988	268,308
WH Group, Ltd. (Hong Kong)	263,500	236,009
Wilmar International, Ltd. (Singapore)	227,100	612,873
WM Morrison Supermarkets PLC (United Kingdom)	81,286	200,190
Woolworths Group, Ltd. (Australia)	114,319	2,876,511
		152,949,701
Electronics (1.6%)
Agilent Technologies, Inc.	86,500	6,628,495
Broadcom, Inc.	29,200	8,061,244
Brother Industries, Ltd. (Japan)	15,800	285,825
Garmin, Ltd.	26,900	2,278,161
Hoya Corp. (Japan)	35,200	2,871,018
Intel Corp.	4,037	208,027
Keysight Technologies, Inc. †	43,300	4,210,925
Qorvo, Inc. †	1,547	114,695
Qualcomm, Inc.	105,800	8,070,424
STMicroelectronics NV (France)	50,010	966,434
Texas Instruments, Inc.	5,872	758,897
Thales SA (France)	5,065	582,423
Xilinx, Inc.	99,800	9,570,820
		44,607,388
Energy (2.5%)
Chevron Corp.	248,703	29,496,176
ConocoPhillips	230,000	13,105,400
Equinor ASA (Norway)	115,595	2,198,778

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.1%)* cont.	Shares	Value
Energy cont.
Exxon Mobil Corp.	31,987	$2,258,602
HollyFrontier Corp.	14,200	761,688
MWO Holdings, LLC (Units) F	89	3,011
Nine Point Energy F	1,299	2,598
Occidental Petroleum Corp.	7,546	335,571
OMV AG (Austria)	20,944	1,124,047
Phillips 66	89,545	9,169,408
Plains GP Holdings LP Class A †	25,530	542,002
Repsol SA (Spain)	3,474	54,298
Royal Dutch Shell PLC Class B (United Kingdom)	231,628	6,823,763
Santos, Ltd. (Australia)	351,858	1,835,771
		67,711,113
Financials (10.0%)
3i Group PLC (United Kingdom)	107,326	1,539,344
ABN AMRO Group NV GDR (Netherlands)	101,699	1,792,948
Aflac, Inc.	110,685	5,791,039
AGNC Investment Corp. R	191,000	3,073,190
AIB Group PLC (Ireland)	47,132	139,936
Allianz SE (Germany)	17,557	4,092,289
Allstate Corp. (The)	45,722	4,969,067
Ally Financial, Inc.	88,200	2,924,712
American Express Co.	3,955	467,797
American Financial Group, Inc.	11,500	1,240,275
Ameriprise Financial, Inc.	41,400	6,089,940
Annaly Capital Management, Inc. R	384,900	3,387,120
Apartment Investment & Management Co. Class A R	28,600	1,491,204
Apple Hospitality REIT, Inc. R	53,200	882,056
Aroundtown SA (Luxembourg)	17,601	143,958
Athene Holding, Ltd. Class A (Bermuda) †	51,158	2,151,705
AvalonBay Communities, Inc. R	16,600	3,574,478
Aviva PLC (United Kingdom)	518,876	2,547,469
AXA SA (France)	16,232	414,525
Axis Capital Holdings, Ltd.	13,300	887,376
Baloise Holding AG (Switzerland)	7,338	1,314,598
Banco Bilbao Vizcaya Argenta (Spain)	556,383	2,899,038
Bank Leumi Le-Israel BM (Israel)	277,894	1,977,734
Bank of Montreal (Canada)	5,179	381,452
BNP Paribas SA (France)	67,940	3,307,868
BOC Hong Kong Holdings, Ltd. (Hong Kong)	252,500	856,948
Brixmor Property Group, Inc. R	115,700	2,347,553
Broadridge Financial Solutions, Inc.	6,801	846,248
Brookfield Property REIT, Inc. Class A R S	44,800	913,472
Camden Property Trust R	16,900	1,876,069
Canadian Imperial Bank of Commerce (Canada)	4,276	352,802
Capital One Financial Corp.	79,000	7,187,420
CBRE Group, Inc. Class A †	55,600	2,947,356
Cheung Kong Property Holdings, Ltd. (Hong Kong)	357,000	2,418,656
Chimera Investment Corp. R	39,300	768,708
Citigroup, Inc.	410,000	28,322,800
CME Group, Inc.	4,425	935,180

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (58.1%)* cont.	Shares	Value
Financials cont.
CNP Assurances (France)	6,740	$130,249
Credit Agricole SA (France)	150,749	1,830,401
Deutsche Boerse AG (Germany)	10,162	1,588,309
Deutsche Wohnen AG (Germany)	18,645	680,588
Direct Line Insurance Group PLC (United Kingdom)	77,955	287,740
Discover Financial Services	72,800	5,903,352
Duke Realty Corp. R	71,600	2,432,252
E*Trade Financial Corp.	110,500	4,827,745
Equity Lifestyle Properties, Inc. R	10,400	1,389,440
Everest Re Group, Ltd.	6,800	1,809,412
Federal Realty Investment Trust R	11,200	1,524,768
Gaming and Leisure Properties, Inc. R	42,600	1,629,024
Goldman Sachs Group, Inc. (The)	25,100	5,201,473
Goodman Group (Australia) R	103,685	992,348
Hang Seng Bank, Ltd. (Hong Kong)	85,000	1,832,808
Hartford Financial Services Group, Inc. (The)	84,100	5,097,301
Henderson Land Development Co., Ltd. (Hong Kong)	306,000	1,425,035
Hongkong Land Holdings, Ltd. (Hong Kong)	38,600	216,932
HSBC Holdings PLC (United Kingdom)	34,153	262,287
Intercontinental Exchange, Inc.	690	63,666
Investor AB Class B (Sweden)	15,173	741,537
Invitation Homes, Inc. R	102,400	3,032,064
Israel Discount Bank, Ltd. Class A (Israel)	251,586	1,106,580
Japan Prime Realty Investment Corp. (Japan) R	110	521,896
Jones Lang LaSalle, Inc.	11,000	1,529,660
JPMorgan Chase & Co.	337,405	39,709,195
KBC Groep NV (Belgium)	18,126	1,177,879
Kerry Properties, Ltd. (Hong Kong)	54,500	167,929
Klepierre (France) R	5,796	196,849
Legal & General Group PLC (United Kingdom)	829,299	2,532,846
Liberty Property Trust R	27,200	1,396,176
Lincoln National Corp.	60,400	3,643,328
Loews Corp.	4,699	241,905
LPL Financial Holdings, Inc.	17,800	1,457,820
Medical Properties Trust, Inc. R	123,800	2,421,528
MetLife, Inc.	220,100	10,379,916
MGIC Investment Corp.	136,800	1,720,944
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	76,100	439,181
Mizuho Financial Group, Inc. (Japan)	227,400	348,277
Morgan Stanley	218,000	9,302,060
National Australia Bank, Ltd. (Australia)	8,620	172,797
National Bank of Canada (Canada)	9,238	459,651
New Residential Investment Corp. R	148,700	2,331,616
NN Group NV (Netherlands)	2,236	79,304
OneMain Holdings, Inc.	21,700	795,956
ORIX Corp. (Japan)	175,400	2,613,359
Outfront Media, Inc. R	40,700	1,130,646
Partners Group Holding AG (Switzerland)	3,319	2,546,656
Popular, Inc. (Puerto Rico)	22,100	1,195,168

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.1%)* cont.	Shares	Value
Financials cont.
Prudential Financial, Inc.	74,200	$6,674,290
Raymond James Financial, Inc.	27,200	2,242,912
Reinsurance Group of America, Inc.	11,181	1,787,618
RenaissanceRe Holdings, Ltd.	1,447	279,922
Sampo Oyj Class A (Finland)	3,627	144,215
Sekisui House, Ltd. (Japan)	42,100	827,399
Singapore Exchange, Ltd. (Singapore)	46,500	284,958
STORE Capital Corp. R	60,700	2,270,787
Sumitomo Mitsui Financial Group, Inc. (Japan)	93,500	3,195,214
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	21,900	789,109
Sun Communities, Inc. R	11,800	1,751,710
Sun Hung Kai Properties, Ltd. (Hong Kong)	67,000	964,262
Swire Properties, Ltd. (Hong Kong)	56,600	177,649
Swiss Life Holding AG (Switzerland)	1,162	555,473
Swiss Prime Site AG (Switzerland)	2,526	247,146
Synchrony Financial	189,100	6,446,419
TD Ameritrade Holding Corp.	2,488	116,190
Toronto-Dominion Bank (Canada)	8,476	494,223
Two Harbors Investment Corp. R	76,900	1,009,697
U.S. Bancorp	4,844	268,067
Unum Group	70,400	2,092,288
VICI Properties, Inc. R	115,200	2,609,280
Vonovia SE (Germany)	10,240	519,549
Weingarten Realty Investors R	29,800	868,074
Zurich Insurance Group AG (Switzerland)	849	324,952
		276,713,586
Health care (7.0%)
Abbott Laboratories	201,300	16,842,771
AbbVie, Inc.	100,029	7,574,196
Advanz Pharma Corp. (Canada) †	520	6,235
Alfresa Holdings Corp. (Japan)	30,800	687,356
Allergan PLC	26,800	4,510,172
AmerisourceBergen Corp.	34,000	2,799,220
Amgen, Inc.	77,999	15,093,586
Astellas Pharma, Inc. (Japan)	196,800	2,800,248
Biogen, Inc. †	31,200	7,263,984
Bristol-Myers Squibb Co.	14,669	743,865
Cardinal Health, Inc.	16,600	783,354
Charles River Laboratories International, Inc. †	9,300	1,231,041
Chemed Corp.	4,300	1,795,551
Cigna Corp.	446	67,698
Cooper Cos., Inc. (The)	8,200	2,435,400
Dentsply Sirona, Inc.	46,900	2,500,239
Edwards Lifesciences Corp. †	25,500	5,607,705
Eli Lilly & Co.	29,604	3,310,615
Fresenius Medical Care AG & Co., KGaA (Germany)	1,933	129,994
Gilead Sciences, Inc.	83,436	5,288,174
GlaxoSmithKline PLC (United Kingdom)	68,856	1,477,011
H Lundbeck A/S (Denmark)	1,629	54,031

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (58.1%)* cont.	Shares	Value
Health care cont.
Hill-Rom Holdings, Inc.	16,600	$1,746,818
Hologic, Inc. †	43,000	2,171,070
Ipsen SA (France)	4,629	439,453
Johnson & Johnson	133,188	17,231,863
Koninklijke Philips NV (Netherlands)	66,863	3,097,287
Laboratory Corp. of America Holdings †	481	80,808
Masimo Corp. †	4,100	610,039
McKesson Corp.	52,419	7,163,581
Medtronic PLC	182,408	19,813,157
Merck & Co., Inc.	197,946	16,663,094
Novartis AG (Switzerland)	43,630	3,783,117
Novo Nordisk A/S Class B (Denmark)	74,467	3,828,284
Ono Pharmaceutical Co., Ltd. (Japan)	3,000	54,298
Pfizer, Inc.	186,090	6,686,214
Quest Diagnostics, Inc.	3,869	414,099
Roche Holding AG (Switzerland)	22,328	6,497,838
Sanofi (France)	2,424	224,732
Sartorius Stedim Biotech (France)	4,592	642,649
Shionogi & Co., Ltd. (Japan)	48,100	2,668,688
Smith & Nephew PLC (United Kingdom)	29,578	712,442
Sonic Healthcare, Ltd. (Australia)	15,685	296,954
Suzuken Co., Ltd. (Japan)	14,500	777,803
Thermo Fisher Scientific, Inc.	10,300	3,000,081
UCB SA (Belgium)	21,511	1,561,498
UnitedHealth Group, Inc.	1,067	231,880
Zimmer Biomet Holdings, Inc.	39,500	5,422,165
Zoetis, Inc.	25,578	3,186,763
		192,009,121
Photography/Imaging (0.1%)
FUJIFILM Holdings Corp. (Japan)	42,900	1,880,657
		1,880,657
Semiconductor (0.4%)
KLA Corp.	43,400	6,920,130
Lam Research Corp.	11,800	2,727,098
Maxim Integrated Products, Inc.	3,395	196,604
Tokyo Electron, Ltd. (Japan)	4,000	760,787
		10,604,619
Software (4.1%)
Adobe, Inc. †	76,800	21,216,000
Black Knight, Inc. †	26,400	1,611,984
Cadence Design Systems, Inc. †	74,531	4,925,008
F5 Networks, Inc. †	29,035	4,077,095
Intuit, Inc.	54,634	14,529,366
Microsoft Corp.	224,619	31,228,779
Nexon Co., Ltd. (Japan) †	133,700	1,621,093
NTT Data Corp. (Japan)	25,200	324,891
Oracle Corp.	448,000	24,653,440
Oracle Corp. (Japan)	2,700	233,979
Veeva Systems, Inc. Class A †	49,500	7,558,155
		111,979,790

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.1%)* cont.	Shares	Value
Technology (—%)
SoftBank Group Corp. (Japan)	29,000	$1,137,202
		1,137,202
Technology services (3.4%)
Accenture PLC Class A	5,271	1,013,877
Alphabet, Inc. Class A †	39,964	48,801,639
Capgemini SE (France)	12,259	1,444,400
Cognizant Technology Solutions Corp. Class A	8,070	486,339
eBay, Inc.	246,500	9,608,570
Facebook, Inc. Class A †	13,000	2,315,040
Fair Isaac Corp. †	6,200	1,881,824
Fidelity National Information Services, Inc.	3,377	448,331
Fiserv, Inc. †	2,267	234,839
Genpact, Ltd.	40,100	1,553,875
IBM Corp.	70,723	10,284,539
Leidos Holdings, Inc.	53,507	4,595,181
NEC Corp. (Japan)	11,600	489,212
Nomura Research Institute, Ltd. (Japan)	59,300	1,179,693
Proofpoint, Inc. †	15,900	2,051,895
Xerox Holdings Corp.	84,800	2,536,368
Yahoo Japan Corp. (Japan)	113,300	318,550
Zebra Technologies Corp. Class A †	22,000	4,540,140
		93,784,312
Transportation (1.4%)
Aena SME SA (Spain)	13,641	2,497,826
Aurizon Holdings, Ltd. (Australia)	431,363	1,717,776
Delta Air Lines, Inc.	185,096	10,661,530
Deutsche Post AG (Germany)	59,606	1,990,931
Groupe Eurotunnel SA (France)	4,156	62,421
Japan Airlines Co., Ltd. (Japan)	43,400	1,289,256
Kamigumi Co., Ltd. (Japan)	13,500	305,646
Kyushu Railway Co. (Japan)	1,800	57,350
MTR Corp. (Hong Kong)	42,500	238,590
Norfolk Southern Corp.	37,183	6,680,298
Singapore Technologies Engineering, Ltd. (Singapore)	159,600	443,414
Union Pacific Corp.	64,600	10,463,908
West Japan Railway Co. (Japan)	14,900	1,258,284
Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,386,100	962,744
		38,629,974
Utilities and power (2.4%)
AES Corp.	213,600	3,490,224
American Electric Power Co., Inc.	6,967	652,738
Canadian Utilities, Ltd. Class A (Canada)	2,007	59,156
CenterPoint Energy, Inc. S	146,200	4,412,316
CLP Holdings, Ltd. (Hong Kong)	74,500	782,765
Consolidated Edison, Inc.	13,631	1,287,721
DTE Energy Co.	3,225	428,796
E.ON SE (Germany)	232,171	2,256,996
Enel SpA (Italy)	461,107	3,443,201
Eni SpA (Italy)	101,285	1,549,292

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (58.1%)* cont.	Shares	Value
Utilities and power cont.
Entergy Corp.	29,300	$3,438,648
Evergy, Inc.	49,100	3,268,096
Exelon Corp.	217,622	10,513,319
GenOn Energy, Inc.	276	57,960
IDACORP, Inc.	9,400	1,059,098
Kinder Morgan, Inc.	413,204	8,516,134
National Grid PLC (United Kingdom)	9,233	100,117
NRG Energy, Inc.	96,900	3,837,240
Pinnacle West Capital Corp.	34,892	3,386,966
Public Service Enterprise Group, Inc.	107,100	6,648,768
Snam SpA (Italy)	188,681	952,996
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	10,118
Vistra Energy Corp.	176,200	4,709,829
		64,862,494
Total common stocks (cost $1,374,296,061)		$1,597,076,938

	Principal
CORPORATE BONDS AND NOTES (16.3%)*	amount	Value
Basic materials (0.9%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$255,000	$276,616
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	125,000	127,734
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	205,000	203,463
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	40,000	44,850
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	240,000	290,667
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/1/25 (Netherlands)	200,000	201,000
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	185,000	191,013
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	195,000	201,338
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	95,000	95,950
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	205,000	200,869
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	350,000	369,250
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	300,000	311,726
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	470,000	485,863
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	122,000	126,880
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	180,000	193,950
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	120,000	123,294
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	425,000	401,753
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	669,000	693,613
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	265,000	281,025

36 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Basic materials cont.
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	$470,000	$482,455
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	255,000	249,900
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,180,000	1,287,272
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	115,000	99,191
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	185,000	174,363
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	120,000	118,500
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	405,000	399,938
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	250,000	260,625
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	67,000	67,000
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	965,000	1,006,476
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	260,000	255,450
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	103,615
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	600,000	612,000
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	943,000	1,007,605
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	680,000	707,429
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	290,000	307,545
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	220,000	223,025
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	320,000	316,800
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	725,000	800,817
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	515,000	522,534
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	100,000	105,375
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	190,000	198,075
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	195,000	201,338
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	36,000	37,395
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	55,000	57,288
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	165,000	169,125
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	120,000	115,500
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	40,000	40,073
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	315,000	309,881

Dynamic Asset Allocation Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Basic materials cont.
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	$75,000	$75,000
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	430,000	450,941
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	175,000	183,531
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	150,000	177,290
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	727,000	758,304
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	696,000	766,648
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	321,266
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	285,000	293,550
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	570,000	596,119
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	122,000	123,647
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	210,000	251,738
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	150,000	150,188
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	85,000	89,038
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	35,000	35,350
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	165,000	169,340
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	13,000	13,228
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	271,051
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	270,059
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	90,000	91,827
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	295,000	252,963
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	275,000	285,659
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	94,575
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	275,000	286,000
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	180,000	182,925
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	993,000	975,972
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	1,452,000	1,499,205
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	690,000	944,606
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	245,000	338,912
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	405,000	567,457

38 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Basic materials cont.
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	$210,000	$226,275
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	76,000	80,085
		25,880,193
Capital goods (0.8%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	350,000	359,188
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	170,000	179,350
ARD Securities Finance SARL 144A sr. notes 8.75%, 1/31/23
(Luxembourg) ‡‡	227,837	234,672
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	245,000	246,531
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	245,000	248,063
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	98,171
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	115,000	119,025
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	57,000	57,784
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	220,000	225,775
Berry Global, Inc. 144A notes 4.50%, 2/15/26	65,000	64,106
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	240,000	240,408
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	95,000	103,189
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	255,000	253,942
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	365,000	367,281
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	315,000	322,088
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	95,400
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	160,000	167,000
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	130,000	136,013
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	150,000	182,250
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	518,466
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	196,000	195,265
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	290,000	320,682
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	247,038
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	240,000	266,100
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	360,000	383,688
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	362,599
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	405,000	426,263
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	543,108
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	840,000	926,011

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Capital goods cont.
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	$505,000	$567,339
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	894,000	960,354
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	200,000	203,000
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,222,664
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	340,000	353,175
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	900,000	970,002
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	45,000	47,363
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	225,000	227,813
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	140,000	133,700
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	135,000	170,267
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	1,245,000	1,260,510
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	405,000	416,097
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	551,211
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	320,000	328,800
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	450,000	478,688
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	208,000
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	35,000	36,313
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	345,000	363,113
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	127,000	130,969
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	415,000	445,606
Trivium Packaging Finance BV 144A company guaranty sr. notes
5.50%, 8/15/26 (Netherlands)	200,000	210,240
United Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	1,015,000	1,148,357
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	2,360,000	2,357,302
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	130,000	125,288
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	95,000	85,263
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	585,000	624,051
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	335,000	341,531
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	156,000	159,632
		22,016,104

40 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Communication services (1.6%)
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	$200,000	$201,750
Altice Luxembourg SA 144A sr. unsec. notes 10.50%,
5/15/27 (Luxembourg)	255,000	287,385
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,620,000	1,652,593
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	990,000	1,042,480
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	2,535,000	2,740,431
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	2,195,000	2,323,041
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	594,000	601,022
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	400,000	441,795
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	1,125,000	1,247,587
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	40,000	41,150
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	335,000	350,879
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	930,000	990,450
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	455,000	480,935
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,434,000	1,744,929
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	480,000	526,539
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	172,152
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	334,000	372,512
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	138,000	153,265
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	1,144,000	1,256,357
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	537,710
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	153,644
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	945,000	996,450
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	405,000	424,069
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	195,000	176,475
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	455,928
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	563,665
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	737,986
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	135,000	143,258
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	706,379
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	505,250
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	364,196

Dynamic Asset Allocation Balanced Fund 41

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Communication services cont.
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	$200,000	$209,024
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	200,000	215,040
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	615,000	692,582
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21	400,000	400,080
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	642,309
Digicel Group Two Ltd. 144A company guaranty sr. unsec. notes
6.75%, 3/1/23 (Jamaica)	200,000	95,500
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	715,000	708,744
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	1,070,000	1,153,594
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	75,000	79,793
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	415,000	189,863
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	265,000	264,974
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	570,000	527,073
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	10,000	10,388
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	495,000	517,275
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	135,000	136,688
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	115,000	116,041
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,420,000	1,470,119
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	57,638
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	581,374
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	246,608
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	352,000	383,750
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	67,000	69,010
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	318,000	349,310
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	465,000	496,202
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	525,000	526,968
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	570,000	590,497
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	50,935
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	25,000	26,875
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	76,875

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	$245,000	$256,393
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	95,000	97,784
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	528,585
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,835,000	2,048,372
Verizon Communications, Inc. sr. unsec. unsub. bonds
4.672%, 3/15/55	720,000	860,757
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	932,314
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	4,212,000	4,775,451
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	340,000	358,275
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	765,000	808,988
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	695,000	767,630
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	156,330
		44,868,270
Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	4,075,000	4,078,374
		4,078,374
Consumer cyclicals (1.9%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	540,000	559,275
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,651,900
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,122,000	1,141,500
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	110,000	99,550
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	225,000	204,188
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	95,000	90,549
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	68,088
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	125,000	128,750
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	908,000	916,516
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	536,000	587,182
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	225,000	230,526
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	1,132,000	1,130,494
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	105,000	110,765

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer cyclicals cont.
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	$110,000	$114,125
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	75,000	79,500
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	110,000	110,550
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	184,000	186,990
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	215,000	220,375
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	1,480,000	1,605,925
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	376,000	372,735
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	463,000	502,158
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	152,000	162,022
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	99,000	100,238
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	53,000	53,729
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	160,000	166,696
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	136,000	149,418
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	550,000	460,625
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	360,000	368,064
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	300,000	311,250
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	440,000	456,500
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	526,863
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,726,526
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	40,000	43,800
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	70,000	73,150
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	245,000	256,025
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	275,000	284,625
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	450,000	478,471
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	140,000	146,475
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,559,000	1,577,530
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	288,000	299,107
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	170,000	174,533

44 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer cyclicals cont.
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	$410,000	$450,467
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	150,000	157,875
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,565,000	1,648,336
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	795,000	812,715
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	355,000	369,200
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	893,000	989,042
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	132,066	142,632
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	262,807	283,911
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	370,000	411,625
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	2,416,000	2,621,360
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	55,000	58,025
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	50,000	51,563
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	2,404,000	2,693,836
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	85,000	87,866
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	350,000	357,438
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	495,000	524,081
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	350,000	357,438
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	135,000	133,650
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	155,000	155,586
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	1,224,000	1,230,210
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	55,000	60,913
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	245,000	251,738
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	225,000	237,911
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	145,000	150,225
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	190,000	202,113
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	90,000	93,825
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	150,000	156,000
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	85,000	89,888

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer cyclicals cont.
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	$335,000	$340,444
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	175,000	189,656
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	480,000	487,200
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	290,000	301,847
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	90,000	94,275
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	355,000	350,563
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	405,000	406,134
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,225,000	1,291,330
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	95,000	97,969
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	87,000	89,610
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	170,000	175,100
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	127,000	128,699
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	135,000	141,190
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	110,000	113,163
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	328,000	400,160
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	437,001
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	195,000	205,807
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	65,000	60,386
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	325,000	348,559
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	490,000	547,292
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	800,000	833,621
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	165,000	168,300
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	420,000	436,800
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	330,000	350,081
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	130,000	133,738
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,470,000	1,519,613
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	320,000	341,194
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	400,000	414,000
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	2,000	2,030

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer cyclicals cont.
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	$70,000	$72,643
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	115,000	117,013
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	310,000	319,300
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,245,000	1,288,949
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,673
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	205,000	201,413
Total System Services, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	1,120,000	1,175,668
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	40,000	39,900
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	225,000	239,625
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	165,000	167,419
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
bonds 7.75%, 12/1/45	1,425,000	2,489,871
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
notes 7.75%, 1/20/24	350,000	424,678
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	260,000	252,681
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	430,000	442,711
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	173,000	172,498
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	325,000	277,875
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	185,000	189,163
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	73,500
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	155,000	155,775
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	190,000	198,550
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	480,000	493,200
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	230,000	241,017
		52,166,641
Consumer staples (0.6%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	295,000	304,219
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	65,000	65,000
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	45,000	45,225
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	205,000	210,966
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	200,000	222,500

Dynamic Asset Allocation Balanced Fund 47

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer staples cont.
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	$1,043,000	$1,117,362
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	525,000	687,076
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	629,000	731,062
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	156,000	170,383
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	495,000	501,898
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	280,000	289,800
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	135,200
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,200,000	1,234,501
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	395,000	373,275
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	31,777	35,540
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	20,000	22,284
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	80,000	85,691
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	550,000	613,079
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	509,000	720,766
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	462,000	585,425
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	185,000	107,300
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	115,000	120,894
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	315,000	328,388
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	400,000	407,000
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	310,000	319,393
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	1,912,000	2,141,151
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	307,000	334,125
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	190,000	201,115
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	190,000	197,125
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	140,000	145,775
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,285,000	1,346,038
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	63,144
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	340,000	352,750
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	205,000	208,577
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	390,000	423,657

48 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer staples cont.
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	$115,000	$127,363
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	215,000	224,941
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	155,000	163,525
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	365,000	289,573
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	80,000	82,615
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	505,000	515,628
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	118,756
		16,370,085
Energy (1.4%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	60,000	63,076
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	47,575
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	110,000	106,150
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	185,000	162,569
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	103,000	104,857
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	250,000	248,125
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	208,000	207,938
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	85,000	70,975
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	101,200
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	695,000	724,608
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	77,000	85,329
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	875,000	920,944
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	582,000	582,588
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	135,000	66,825
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	190,000	232,038
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	225,000	250,342
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	1,286,000	1,407,366
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	90,000	61,218
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	180,000	130,050
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	15,000	11,475
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	622,000	624,402
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	100,000	83,579

Dynamic Asset Allocation Balanced Fund 49

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Energy cont.
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	$1,239,000	$1,287,770
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	28,000	28,246
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	375,000	300,000
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	270,000	284,175
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	192,000	178,080
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	370,000	386,117
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	365,000	385,988
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	1,484,000	1,649,701
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,495,000	1,412,775
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	185,000	217,040
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	480,000	505,633
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	105,000	116,126
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	932,639
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26 (In default) †	170,000	127,500
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	235,000	303,169
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	850,000	858,886
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	3,130,000	3,146,393
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	420,000	438,900
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	440,000	457,600
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	260,000	234,325
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	210,750
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	170,000	211,594
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	40,000	38,600
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	95,000	91,675
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	145,000	147,900
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	350,000	259,000
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	35,000	28,788
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	197,025
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	110,000	89,100
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	105,000	68,250

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Energy cont.
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	$140,000	$100,800
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	55,000	50,050
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	152,000	141,740
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	65,000	52,650
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	1,095,000	1,115,318
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	210,139
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	1,061,000	1,281,486
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,177,000	2,440,961
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	826,000	885,885
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	136,000	151,300
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	70,000	76,388
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.093%, 1/15/30 (Brazil)	244,000	254,529
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	3,000	255
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	575,000	46,000
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 7.69%, 1/23/50 (Mexico)	150,000	155,385
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 6.84%, 1/23/50 (Mexico)	335,000	349,238
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	330,000	304,425
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	60,354
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	140,000	142,101
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	525,000	555,508
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	172,765
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	470,000	518,230
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	85,000	48,025
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	175,000	119,219
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	65,000	7
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	130,000	13
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,290,426
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	1,590,000	1,592,143

Dynamic Asset Allocation Balanced Fund 51

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Energy cont.
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	$85,000	$73,313
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	85,000	76,288
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	140,000	122,500
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	124,000	118,835
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	439,861
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	190,000	185,706
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	690,000	697,798
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	76,480
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	110,000	120,020
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	574,000	581,371
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	640,000	636,800
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	151,300	153,570
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	125,000	130,000
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	195,000	194,756
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	115,000	81,075
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	9,000	9,248
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	195,000	202,313
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	65,000	67,113
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	110,000	58,872
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	779,000	826,743
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	174,375
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	160,000	164,000
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	205,000	206,025
		38,399,376
Financials (5.0%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	830,000	831,944
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	660,000	660,455
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	750,000	825,623
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	290,000	285,919
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,630,000	1,680,633
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	115,000	117,444
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	337,000	465,903
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	70,000	71,483
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	810,000	907,217

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Financials cont.
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	$414,000	$547,809
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,759,869
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	1,319,000	1,320,181
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	221,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	370,000	434,288
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	600,000	654,147
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	600,000	660,263
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	478,000	523,410
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	60,000	66,750
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	1,196,000	1,219,727
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,720,000	2,827,252
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	295,000	295,030
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month +
0.76%), 2.879%, 9/15/26	125,000	120,677
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,254,504
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	1,163,000	1,182,946
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	125,000	129,641
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	210,000	213,544
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	1,070,000	1,071,657
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,250,000	1,251,440
BB&T Corp. jr. unsec. sub. FRB 4.80%, perpetual maturity	495,000	494,995
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	190,000	223,912
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	1,454,000	1,497,412
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	330,000	340,686
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	310,000	337,821
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,290,000	1,370,518
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	424,030
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	395,000	395,784
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	531,000	572,777
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	215,000	229,016
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	240,000	268,723
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	370,000	410,853

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Financials cont.
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	$63,000	$67,095
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,894,000	2,064,460
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	68,000	72,039
Citibank NA sr. unsec. notes Ser. BKNT, 3.05%, 5/1/20	640,000	643,242
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,219,000	3,409,317
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	1,205,000	1,212,378
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	721,000	772,305
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	588,000	596,676
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	518,974
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	567,359
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	437,035
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,450,000	1,450,452
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	229,950
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	240,000	257,952
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,285,000	1,358,156
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,530,000	1,531,389
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,690,000	1,693,127
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	70,000	72,625
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	110,000	117,700
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	560,000	579,806
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	668,071
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	342,000	359,728
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,626,957
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	1,140,000	1,260,277
DNB Bank ASA 144A sr. unsec. notes 2.125%, 10/2/20 (Norway)	550,000	550,739
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	168,469
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	205,000	211,970
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	2,055,000	2,223,057
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	261,677
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	152,658
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	479,491
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	178,913
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	185,000	170,200
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	215,157
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	125,000	137,483
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	165,000	171,600

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	$1,840,000	$2,008,526
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,755,000	2,921,323
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	1,015,000	1,015,122
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	2,580,000	2,583,123
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	220,942
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	313,743
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	290,000	306,565
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	261,936
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	745,000	785,347
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	785,000	785,677
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	156,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	145,000	148,770
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6.25%, 5/15/26	215,000	225,481
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 9/15/24	140,000	139,860
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	465,000	515,492
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	120,753
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	295,000	300,186
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	102,125
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	278,000	301,580
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	1,305,000	1,319,681
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	3,028,000	3,394,779
JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	212,000	212,056
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	3,242,619
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	3,545,000	3,562,477
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	398,338
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	445,000	468,730
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	470,000	490,663
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	340,000	353,600
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	595,000	598,927
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,155,000	1,155,710
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	425,000	532,397
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	467,000	528,175
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	394,500
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	1,050,000	1,058,833

Dynamic Asset Allocation Balanced Fund 55

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Financials cont.
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	$130,000	$133,658
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	95,000	104,144
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	93,375
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	1,756,000	1,794,337
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	617,043
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	1,132,663
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	3,065,000	3,245,356
Morgan Stanley sr. unsec. unsub. notes 2.75%, 5/19/22	547,000	554,942
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	1,050,000	1,051,578
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 2.792%, 12/9/19 (Australia)	1,570,000	1,571,811
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	450,000	458,260
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,565,000	1,565,601
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	810,000	814,360
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	65,000	69,144
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	200,000	208,250
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	224,000	224,560
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	423,472
Nordea Bank ABP 144A sr. unsec. notes 2.50%, 9/17/20 (Finland)	1,300,000	1,306,416
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	815,000	815,388
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	700,000	699,554
PNC Bank NA unsec. sub. notes Ser. BKNT, 2.70%, 11/1/22	250,000	253,619
Protective Life Global Funding 144A notes 2.262%, 4/8/20	665,000	665,310
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	285,000	277,163
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	117,000	125,483
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	360,000	375,300
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	800,000	811,723
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,575,000	1,576,058
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	39,000	39,701
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	679,239
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	202,000	206,293
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	565,000	621,029

56 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Financials cont.
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	$635,000	$661,970
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	685,000	725,970
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	448,000	428,736
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	5,355,000	5,359,932
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	105,000	116,479
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	120,000	129,036
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	231,394
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	255,000	263,747
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,370,000	1,369,804
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	442,055
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	115,000	124,775
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	220,000	203,500
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,051,000	1,089,022
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	610,000	617,482
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21	2,085,000	2,116,500
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	1,500,000	1,501,533
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. notes 3.491%, 5/23/23 (Switzerland)	2,720,000	2,793,875
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	595,000	646,112
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	622,724
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	235,000	238,520
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	700,000	742,875
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	455,000	498,225
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	2,145,000	2,155,126
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	485,000	486,698
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	3,115,000	3,116,174
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	550,000	549,594
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	245,000	270,358
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	105,000	89,119
		136,686,468

Dynamic Asset Allocation Balanced Fund 57

		Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.		amount	Value
Health care (1.4%)
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		$945,000	$947,147
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		85,000	74,375
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)		236,000	241,848
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		640,000	670,163
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		552,000	646,297
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20		730,000	738,430
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		794,000	796,585
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		260,000	176,800
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26		240,000	272,698
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		265,000	297,131
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	235,000	258,582
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$70,000	73,245
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		195,000	218,888
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		215,000	234,845
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		105,000	113,096
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		310,000	321,238
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		265,000	278,504
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22		90,000	93,038
Bausch Health Cos., Inc. 144A sr. notes 5.75%, 8/15/27		85,000	91,871
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27		787,000	835,463
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22		975,000	1,013,730
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29		412,000	440,066
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24		1,748,000	1,802,089
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		230,000	239,246
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		155,000	158,131
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		105,000	109,856
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		925,000	918,849
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		270,000	204,863
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26		115,000	114,713
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24		195,000	155,025
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23		1,463,000	1,532,019
Cigna Holding Co. sr. unsec. unsub. notes 4.50%, 3/15/21		490,000	504,100
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38		2,299,000	2,517,826
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23		610,000	634,972

58 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Health care cont.
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	$299,349	$327,995
Eagle Holding Co II, LLC 144A unsec. notes 7.75%, 5/15/22 ‡‡	65,000	65,569
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	285,000	168,150
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	210,000	233,839
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	720,000	755,054
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	315,000	354,149
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	235,000	256,608
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	34,000	37,698
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	120,000	123,000
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	155,000	160,231
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	105,000	30,450
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	330,000	342,915
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	975,529
Merck & Co., Inc. sr. unsec. unsub. notes 1.85%, 2/10/20	97,000	96,936
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	125,000	132,505
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	50,000	50,250
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,430,000	1,682,573
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	670,000	705,385
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	478,000	478,591
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,315,000	1,313,925
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	1,210,000	1,442,107
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	342,000
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	310,000	323,562
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	345,000	356,054
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	830,000	854,700
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	675,000	688,129
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	90,000	91,913
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	140,000	143,882
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	395,000	427,212
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	110,000	114,571
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	475,000	490,841
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	645,000	661,931
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	295,000	240,425

Dynamic Asset Allocation Balanced Fund 59

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Health care cont.
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	$485,000	$418,009
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	640,000	657,240
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	593,509
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,778,968
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.375%, 11/15/21	682,000	698,723
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	364,000	370,574
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	555,754
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	125,000	130,156
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	90,721
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	730,000	798,773
		38,286,835
Technology (1.6%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	2,056,000	2,112,042
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	671,906
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	1,125,000	1,129,054
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	2,008,427
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	335,000	356,464
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	565,000	586,180
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	614,000	623,604
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	596,823
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	672,980
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	792,000	792,408
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	223,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	377,028
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	967,000	971,081
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,550,000	1,510,625
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	660,000	678,848
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	854,000	858,421
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	108,654
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	65,000	66,869
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,764,000	1,983,757
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	250,000	263,500
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	222,000	292,806
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	110,000	119,900
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	1,250,000	1,355,984
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	148,000	152,388
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	457,000	509,752
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	455,000	478,713
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,115,000	1,233,414
Google, LLC sr. unsec. notes 3.375%, 2/25/24	720,000	767,013
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	846,518

60 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Technology cont.
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	$76,000	$69,912
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	250,000	254,063
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	384,000	499,478
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	1,415,000	1,486,000
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	2,165,000	2,204,954
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	85,000	117,022
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,818,000	2,069,110
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	472,000	478,590
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	2,030,000	2,021,495
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	210,000	212,559
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,705,000	1,908,075
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	279,594
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	1,255,000	1,281,388
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	485,000	491,827
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	2,295,000	2,295,042
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	110,000	110,275
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	175,000	184,844
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	2,315,000	2,540,946
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	125,000	132,140
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	155,000	161,588
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	455,000	468,650
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	370,000	370,000
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	270,000	277,689
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,465,000	1,507,120
		43,547,520
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	521,885
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	92,398	93,352
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	95,000	95,946
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	254,000	259,599
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	450,000	474,720
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	345,000	350,175
		1,795,677
Utilities and power (0.9%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	830,000	861,125
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	105,000	111,563
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	38,000	38,665

Dynamic Asset Allocation Balanced Fund 61

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Utilities and power cont.
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	$105,000	$107,363
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	1,130,000	1,266,128
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	870,000	1,111,283
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	735,000	793,383
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	152,000	210,531
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	190,000	193,325
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	150,075
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	24,000	24,480
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	59,207
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	181,071
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	310,524
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	630,000	630,011
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	835,000	930,072
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	1,018,313
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	860,000	940,937
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	65,000	89,985
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	815,000	893,551
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	830,000	907,930
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,525,000	1,648,089
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	6,000	6,394
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	9,000	10,760
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,190,000	1,511,351
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	245,000	253,696
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	123,000	140,844
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	599,000	607,765
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	309,080
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,374,000	1,406,433
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	147,314
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	400,000	532,802
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	192,063
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	205,000	222,087
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	95,000	102,125

62 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	$1,243,000	$1,295,041
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	640,000	658,567
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	240,000	258,072
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	453,950
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	233,475
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	837,549
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	370,000	386,081
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	20,584
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	212,826
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	64,000	96
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	144,788
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	155,000	159,600
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	719,000	737,700
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	781,000	786,183
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	135,000	142,162
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	308,576
		24,555,575
Total corporate bonds and notes (cost $428,572,247)		$448,651,118

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.6%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.0%)
Government National Mortgage Association Pass-Through Certificates
5.00%, 5/20/49	$49,777	$54,619
4.70%, with due dates from 5/20/67 to 8/20/67	219,965	247,048
4.626%, 6/20/67	101,487	113,411
4.509%, 3/20/67	99,406	110,340
4.50%, 5/20/49	178,120	191,600
4.00%, with due dates from 3/15/46 to 3/20/46	780,491	833,645
3.50%, TBA, 10/1/49	9,000,000	9,324,140
3.50%, with due dates from 7/20/47 to 2/20/48	68,347,218	71,031,282
		81,906,085
U.S. Government Agency Mortgage Obligations (7.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	418,021	441,871
3.00%, with due dates from 2/1/47 to 1/1/48	40,239,154	41,072,883
Federal National Mortgage Association Pass-Through Certificates
4.50%, 5/1/49	36,819	39,830
4.00%, with due dates from 6/1/48 to 1/1/57	37,181,013	38,646,042
3.50%, 6/1/56	2,238,626	2,375,177
3.00%, with due dates from 4/1/46 to 11/1/48	40,164,186	41,114,312

Dynamic Asset Allocation Balanced Fund 63

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.6%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/49	$11,000,000	$12,176,484
4.00%, TBA, 10/1/49	38,000,000	39,430,936
3.00%, TBA, 10/1/49	1,000,000	1,015,000
3.00%, TBA, 10/1/34	33,000,000	33,727,030
		210,039,565
Total U.S. government and agency mortgage obligations (cost $288,291,167)		$291,945,650

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)*	amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 17.635%, 4/15/37	$72,295	$119,020
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 16.362%, 11/15/35	44,253	70,769
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 15.584%, 12/15/36	43,943	63,853
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 11.764%, 6/15/34	69,857	81,649
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 4.923%, 3/15/41	1,564,688	270,222
REMICs Ser. 3391, PO, zero %, 4/15/37	5,536	4,929
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	2,695	2,453
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	3,019	2,502
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	7,033	5,773
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 27.79%, 7/25/36	24,738	44,125
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 16.799%, 6/25/37	62,604	98,596
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 14.195%, 8/25/35	27,559	36,931
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 13.865%, 12/25/35	31,064	42,179
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 12.146%, 11/25/34	13,187	15,407
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	18,551	16,334
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,251	1,118
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,227	2,016
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	3,865	3,409
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,940,543	368,703
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	388,223	79,159
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	83,344	8,223
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	84,884	15,899
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.006%, 6/20/49	143,919	21,048
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.006%, 6/20/43	1,707,054	353,358

64 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	$3,366,539	$337,529
Ser. 13-14, IO, 3.50%, 12/20/42	1,109,271	105,902
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,465,526	96,974
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,701,989	90,205
Ser. 16-H16, Class EI, IO, 2.397%, 6/20/66 W	3,540,081	381,975
Ser. 15-H25, Class BI, IO, 1.85%, 10/20/65 W	5,019,426	467,811
Ser. 15-H26, Class EI, IO, 1.749%, 10/20/65 W	2,868,077	249,809
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,263	1,961
		3,459,841
Commercial mortgage-backed securities (1.5%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.402%, 1/15/49 W	1,426,585	760
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W	719,452	7
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	9,546	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.809%, 3/11/39 W	251,616	125,808
FRB Ser. 06-PW14, Class X1, IO, 0.499%, 12/11/38 W	237,354	2,435
CD Commercial Mortgage Trust 144A
FRB Ser. 07-CD4, Class XW, IO, 1.039%, 12/11/49 W	9,532	226
FRB Ser. 07-CD5, Class XS, IO, zero %, 11/15/44 W	120,213	1
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.272%, 4/15/44 W	617,000	644,675
FRB Ser. 11-C2, Class D, 5.939%, 12/15/47 W	254,000	266,700
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	618,000	655,999
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.935%, 9/10/45 W	6,170,293	263,354
FRB Ser. 06-C5, Class XC, IO, 0.722%, 10/15/49 W	4,196,860	58
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.887%, 7/15/47 W	346,000	367,492
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	446,161
FRB Ser. 14-UBS6, Class C, 4.601%, 12/10/47 W	500,000	516,650
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	942,000	965,152
FRB Ser. 14-CR19, Class XA, IO, 1.192%, 8/10/47 W	6,880,138	288,030
FRB Ser. 14-CR18, Class XA, IO, 1.162%, 7/15/47 W	2,271,907	89,104
FRB Ser. 13-CR11, Class XA, IO, 1.098%, 8/10/50 W	5,876,535	192,674
FRB Ser. 14-UBS6, Class XA, IO, 1.07%, 12/10/47 W	6,572,800	252,369
FRB Ser. 14-LC17, Class XA, IO, 0.934%, 10/10/47 W	5,775,012	180,544
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.304%, 7/10/46 W	1,106,000	1,131,982
FRB Ser. 06-C8, Class XS, IO, 0.555%, 12/10/46 W	170,579	2
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.044%, 1/15/49 W	3,266,839	1
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.211%, 5/15/38 W	95,468	2,216

Dynamic Asset Allocation Balanced Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.417%, 4/15/50 W	$1,318,000	$1,385,083
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,138,000	1,205,695
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.917%, 4/15/50 W	501,000	486,478
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.505%, 12/15/49 W	1,264,000	1,342,224
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.512%, 8/10/44 W	2,577,000	2,680,936
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.27%, 12/10/49 W	10,005,033	3,232
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.654%, 2/10/46 W	4,161,165	179,263
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.157%, 1/10/47 W	292,000	300,118
FRB Ser. 14-GC22, Class C, 4.847%, 6/10/47 W	931,000	983,977
FRB Ser. 13-GC12, Class XA, IO, 1.559%, 6/10/46 W	2,356,253	99,417
FRB Ser. 14-GC22, Class XA, IO, 1.143%, 6/10/47 W	5,145,053	163,613
FRB Ser. 14-GC24, Class XA, IO, 0.874%, 9/10/47 W	7,056,785	216,643
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	741,000	749,661
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	60,000	61,948
FRB Ser. 11-GC3, Class C, 5.825%, 3/10/44 W	1,031,000	1,069,457
FRB Ser. 11-GC3, Class D, 5.825%, 3/10/44 W	983,000	1,023,620
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.709%, 9/15/47 W	511,000	528,010
FRB Ser. 15-C33, Class XA, IO, 1.134%, 12/15/48 W	4,942,853	233,154
FRB Ser. 14-C25, Class XA, IO, 1.013%, 11/15/47 W	7,381,146	272,268
FRB Ser. 14-C19, Class XA, IO, 0.929%, 4/15/47 W	4,507,462	106,065
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class AS, 4.117%, 5/15/45	770,000	800,503
Ser. 13-C10, Class AS, 3.372%, 12/15/47	297,000	303,953
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	648,000	663,131
FRB Ser. 07-LDPX, Class X, IO, 0.323%, 1/15/49 W	3,026,028	30
FRB Ser. 06-LDP8, Class X, IO, 0.312%, 5/15/45 W	2,390,974	3,786
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.319%, 5/15/45 W	1,175,000	1,126,203
FRB Ser. 12-C8, Class D, 4.807%, 10/15/45 W	755,000	774,794
FRB Ser. 12-LC9, Class D, 4.547%, 12/15/47 W	186,000	191,933
FRB Ser. 05-CB12, Class X1, IO, 0.509%, 9/12/37 W	261,004	469
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	257,271	3
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.278%, 4/15/41 W	90,437	93,310
FRB Ser. 07-C2, Class XW, IO, 0.355%, 2/15/40 W	63,635	3
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.507%, 11/15/40 W	429,026	41
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.303%, 4/20/48 W	1,222,000	1,219,104
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	250,847	7

66 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	$2,796	$—
FRB Ser. 06-C4, Class X, IO, 6.527%, 7/15/45 W	24,294	19
FRB Ser. 07-C5, Class X, IO, 6.219%, 12/15/49 W	334,746	468
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.657%, 8/15/47 W	1,106,000	1,139,424
Ser. 12-C5, Class AS, 3.792%, 8/15/45	681,000	705,348
Ser. 12-C6, Class AS, 3.476%, 11/15/45	810,000	833,825
FRB Ser. 14-C17, Class XA, IO, 1.268%, 8/15/47 W	4,020,702	161,447
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.762%, 11/15/45 W	491,000	510,640
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	104,897	26,224
FRB Ser. 16-BNK2, Class C, 4.036%, 11/15/49 W	441,000	468,695
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.292%, 7/15/49 W	324,000	332,556
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	417,718	30,493
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.728%, 5/10/45 W	505,000	533,780
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.198%, 8/10/49 W	346,000	364,611
FRB Ser. 12-C4, Class XA, IO, 1.78%, 12/10/45 W	4,646,947	187,311
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C29, IO, 0.476%, 11/15/48 W	1,643,569	49
FRB Ser. 07-C34, IO, 0.097%, 5/15/46 W	1,219,539	12
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.42%, 7/15/46 W	501,000	511,655
FRB Ser. 14-LC16, Class XA, IO, 1.275%, 8/15/50 W	11,443,685	481,207
FRB Ser. 16-LC25, Class XA, IO, 1.146%, 12/15/59 W	6,178,422	301,148
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.42%, 7/15/46 W	521,000	487,997
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	491,000	530,447
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,253,000	1,351,060
Ser. 13-C12, Class AS, 3.56%, 3/15/48	669,000	693,599
Ser. 13-C11, Class AS, 3.311%, 3/15/45	198,000	203,382
FRB Ser. 14-C22, Class XA, IO, 0.962%, 9/15/57 W	25,565,013	853,923
FRB Ser. 13-C14, Class XA, IO, 0.867%, 6/15/46 W	13,258,988	291,698
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.856%, 3/15/44 W	1,022,000	959,614
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	1,904,000	1,951,370
Ser. 11-C4, Class E, 5.397%, 6/15/44 W	138,000	137,978
FRB Ser. 12-C9, Class D, 4.971%, 11/15/45 W	546,000	551,495
FRB Ser. 13-C15, Class D, 4.624%, 8/15/46 W	599,000	483,766
FRB Ser. 12-C9, Class XA, IO, 2.061%, 11/15/45 W	4,810,609	234,132
FRB Ser. 12-C10, Class XA, IO, 1.699%, 12/15/45 W	4,755,628	198,419
		40,178,324

Dynamic Asset Allocation Balanced Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (1.5%)
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	$368,058	$375,189
Ser. 18-1, Class A3, 4.157%, 4/25/48 W	647,368	659,709
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 2.719%, 4/20/35	420,000	415,935
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 2.618%, 9/25/45	230,395	222,331
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.718%,
10/25/27 (Bermuda)	314,601	315,486
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.368%,
8/25/28 (Bermuda)	718,000	719,346
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.93%, 5/25/35 W	527,209	546,348
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.386%, 6/25/46	917,973	852,924
FRB Ser. 05-27, Class 1A1, 2.564%, 8/25/35 W	193,020	166,149
FRB Ser. 06-24CB, Class A19, (1 Month US LIBOR + 0.50%),
2.518%, 8/25/36	560,350	316,906
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.374%, 11/20/35	351,276	333,082
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
2.224%, 2/20/47	796,180	628,724
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.208%, 8/25/46	1,359,579	1,219,000
Eagle Re, Ltd 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 3.00%), 5.018%, 11/25/28	190,000	190,713
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 3.718%, 11/25/28	930,359	933,907
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.168%, 11/25/28	800,000	867,282
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.768%, 10/25/24	753,373	799,747
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 6.668%, 10/25/28	3,300,000	3,535,584
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 6.168%, 1/25/25	298,200	308,593
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M3,
(1 Month US LIBOR + 3.90%), 5.918%, 12/25/27	250,000	259,817
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 5.868%, 3/25/29	570,000	600,750
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 5.768%, 9/25/24	336,000	364,278
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 5.268%, 7/25/29	320,000	334,834
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2,
(1 Month US LIBOR + 2.50%), 4.518%, 3/25/30	200,000	204,432
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 3.968%, 5/25/25	219,157	221,827

68 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.668%, 1/25/49	$218,000	$221,171
Structured Agency Credit Risk Debt FRN Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 4.318%, 10/25/48	105,900	107,057
Federal Home Loan Mortgage Corporation Structured
Agency Credit Risk Debt Structured Agency Credit Risk Debt
FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%),
6.718%, 4/25/28	850,000	936,670
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt Notes Structured Agency Credit risk Debt
Notes FRB Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%),
7.695%, 7/25/28	580,000	643,140
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 8.968%, 8/25/28	1,163,438	1,255,050
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 8.768%, 8/25/28	1,840,294	2,024,562
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.018%, 9/25/28	2,172,083	2,366,133
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.918%, 10/25/28	1,156,771	1,247,884
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.718%, 4/25/28	1,363,453	1,488,303
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.568%, 4/25/28	1,724,919	1,842,158
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.018%, 7/25/25	709,232	750,737
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 6.918%, 11/25/24	408,970	445,918
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.318%, 2/25/25	275,089	291,431
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 4/25/29	90,000	96,079
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 1/25/29	1,440,000	1,520,002
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	116,002	122,480
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	220,242	227,460
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 4.918%, 7/25/24	462,581	481,821
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.618%, 5/25/24	332,603	345,830
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 3.268%, 7/25/29	310,000	306,984
Federal National Mortgage Association 144A Connecticut Avenue
Securities Trust FRB Ser. 19-R02, Class 1M2, (1 Month US LIBOR
+ 2.30%), 4.318%, 8/25/31	210,000	211,360
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.618%, 10/25/28 (Bermuda)	469,781	471,102

Dynamic Asset Allocation Balanced Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 2.818%, 2/25/34	$703,368	$692,387
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.448%, 2/25/35 W	184,131	191,486
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 2.843%, 8/25/34	162,088	162,088
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.97%, 8/26/47 W	160,000	158,619
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A,
Class A1M, (1 Month US LIBOR + 0.90%), 2.918%, 1/25/48	726,554	734,921
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 3.568%, 7/25/28 (Bermuda)	169,926	170,324
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.068%, 10/25/34	540,000	538,316
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
(1 Month US LIBOR + 0.52%), 2.538%, 3/25/34	355,302	349,085
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 2.918%, 11/25/34	689,971	691,322
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 2.868%, 5/25/47	688,897	578,104
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.178%, 4/25/36	78,756	78,678
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR14, Class 1A2, 4.166%, 12/25/35 W	324,879	326,003
FRB Ser. 05-AR12, Class 1A8, 3.876%, 10/25/35 W	903,702	917,761
FRB Ser. 07-HY2, Class 1A1, 3.823%, 12/25/36 W	526,471	517,863
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
2.978%, 7/25/45	379,607	377,975
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.418%, 8/25/45	322,151	316,353
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 5.192%, 4/25/36 W	522,667	540,960
FRB Ser. 06-AR2, Class 1A1, 4.965%, 3/25/36 W	530,943	529,615
		40,668,085
Total mortgage-backed securities (cost $84,392,283)		$84,306,250

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.6%)*	amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	$505,000	$536,815
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)	1,515,000	1,751,719
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	1,075,000	1,132,781
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	935,000	991,543
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	2,270,000	2,505,535
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	400,000	441,506

70 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.6%)* cont.	amount	Value
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	$990,000	$1,074,150
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	360,000	368,544
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	590,000	568,613
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)	550,000	563,063
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,834,000	2,218,040
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,000,000	1,069,990
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	440,000	442,200
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	575,000	587,930
United Mexican States sr. unsec. unsub. notes 4.50%,
4/22/29 (Mexico)	1,228,000	1,334,625
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	1,575,000	1,666,293
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	731,000	80,410
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	1,000	110
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	1,184,000	130,240
Total foreign government and agency bonds and notes (cost $16,557,690)		$17,464,107

	Principal
ASSET-BACKED SECURITIES (0.5%)*	amount	Value
Arroyo Mortgage Trust 144A Ser. 19-3, Class A3, 3.416%, 10/25/48 W	$544,546	$546,068
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.868%, 11/25/51	824,000	824,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.818%, 6/25/52	1,644,000	1,644,000
Station Place Securitization Trust 144A
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.787%, 10/24/20	1,938,000	1,938,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 9/24/20	2,020,000	2,020,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 6/24/20	2,056,000	2,056,000
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 2/24/20	2,466,000	2,466,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.668%, 8/25/52	1,143,000	1,143,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	910,000	919,100
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.745%, 1/25/46	1,419,527	1,407,979
Total asset-backed securities (cost $14,959,352)		$14,964,147

Dynamic Asset Allocation Balanced Fund 71

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.334%, 12/15/24	$328,891	$311,624
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.514%, 6/21/24	415,438	404,359
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.59%, 4/3/24	154,605	151,255
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.794%, 12/31/22	135,000	120,909
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	103,230	102,843
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.796%, 4/16/21	74,448	73,796
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.794%, 3/31/24	113,006	111,311
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.032%, 5/1/26	24,374	24,521
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.509%, 5/21/24	258,668	87,947
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.252%, 10/16/23	130,315	89,483
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.53%, 11/6/24	521,803	519,520
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 8.057%, 10/25/23	127,370	97,332
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.287%, 11/3/23	53,619	49,061
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.624%, 9/7/23	171,972	130,591
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.063%, 2/28/26	170,000	142,800
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.313%, 2/28/25	167,376	151,893
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.044%, 3/28/25	339,117	324,563
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 7.104%, 5/30/26	255,000	229,978
Total senior loans (cost $3,503,653)		$3,123,786

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Put)	Oct-19/$1.10	$32,808,912	EUR	30,101,300	$243,738
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 70.00	21,768,825	AUD	32,252,500	253,193
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 70.00	21,768,825	AUD	32,252,500	253,193
Total purchased options outstanding (cost $1,080,325)					$750,124

72 Dynamic Asset Allocation Balanced Fund

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,508	$250,458
Nine Point Energy 6.75% cv. pfd. F	27	5,400
Total convertible preferred stocks (cost $164,227)		$255,858

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP S	5,340	$139,961
Total preferred stocks (cost $133,500)		$139,961

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$120,000	$109,945
Total convertible bonds and notes (cost $112,380)		$109,945

	Principal amount/
SHORT-TERM INVESTMENTS (14.2%)*		shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper
2.138%, 10/28/19		$12,375,000	$12,355,576
Barclays Bank PLC CCP asset backed commercial paper
2.180%, 11/7/19		12,250,000	12,221,851
Export Development Canada commercial paper
2.115%, 10/15/19		6,250,000	6,244,584
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.101%, 12/12/19		11,620,999	11,571,631
MetLife Short Term Funding, LLC asset backed commercial paper
2.242%, 10/10/19		15,000,000	14,991,497
NRW.Bank commercial paper 2.252%, 10/9/19		15,000,000	14,992,763
Prudential PLC commercial paper 2.232%, 10/15/19		11,250,000	11,240,015
Putnam Cash Collateral Pool, LLC 2.15% [d]	Shares	8,682,900	8,682,900
Putnam Short Term Investment Fund 2.05% L	Shares	254,007,567	254,007,567
Regency Markets No. 1, LLC asset backed commercial paper
2.084%, 10/9/19		$12,500,000	12,493,571
Simon Property Group LP commercial paper 2.090%, 11/12/19		12,000,000	11,969,842
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.88% P	Shares	548,000	548,000
U.S. Treasury Bills 2.025%, 10/10/19 ∆		$1,600,999	1,600,293
U.S. Treasury Bills 1.917%, 11/14/19 #		579,000	577,740
U.S. Treasury Bills 2.008%, 11/7/19 # ∆ §		4,204,001	4,196,568
U.S. Treasury Bills 2.033%, 11/21/19 # ∆ §		9,857,000	9,831,949
U.S. Treasury Bills 1.908%, 3/12/20 # §		1,465,002	1,453,541
Total short-term investments (cost $388,978,493)			$388,979,888

TOTAL INVESTMENTS
Total investments (cost $2,601,041,378)			$2,847,767,772

Key to holding’s currency abbreviations

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD/$	United States Dollar

Dynamic Asset Allocation Balanced Fund 73

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period.
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,747,953,761.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $203, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $8,835,724 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,602,467 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $3,219,621 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 9).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

74 Dynamic Asset Allocation Balanced Fund

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $293,835,004 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $284,971,625)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/16/19	$5,267,477	$5,472,144	$(204,667)
	Australian Dollar	Sell	10/16/19	5,267,477	5,284,281	16,804
	Brazilian Real	Buy	10/2/19	5,105,236	5,504,889	(399,653)
	Brazilian Real	Sell	10/2/19	5,105,236	5,195,097	89,861
	Brazilian Real	Sell	2/4/20	281,086	247,605	(33,481)
	British Pound	Sell	12/18/19	2,485,905	2,465,719	(20,186)
	Canadian Dollar	Sell	10/16/19	180,971	165,597	(15,374)
	Euro	Buy	12/18/19	219,507	221,358	(1,851)
	Mexican Peso	Buy	10/16/19	2,713,615	2,744,029	(30,414)
	New Zealand Dollar	Buy	10/16/19	3,984,385	4,165,332	(180,947)
	New Zealand Dollar	Sell	10/16/19	3,984,385	4,109,665	125,280
	Russian Ruble	Buy	12/18/19	2,678,933	2,616,015	62,918
	Swedish Krona	Sell	12/18/19	2,545,791	2,568,265	22,474
Barclays Bank PLC
	Canadian Dollar	Sell	10/16/19	5,333,404	5,407,738	74,334
	Euro	Buy	12/18/19	6,204,200	6,254,740	(50,540)
	Hong Kong Dollar	Buy	11/20/19	1,729,500	1,731,784	(2,284)
	Japanese Yen	Buy	11/20/19	2,646,548	2,704,708	(58,160)
	New Zealand Dollar	Sell	10/16/19	2,644,021	2,822,053	178,032
Citibank, N.A.
	Australian Dollar	Buy	10/16/19	1,339,778	1,338,872	906
	Australian Dollar	Sell	10/16/19	1,339,778	1,391,950	52,172
	Brazilian Real	Buy	10/2/19	2,642,583	2,835,074	(192,491)
	Brazilian Real	Sell	10/2/19	2,642,583	2,661,770	19,187

Dynamic Asset Allocation Balanced Fund 75

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $284,971,625) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Brazilian Real	Sell	2/4/20	$74,512	$74,814	$302
	Canadian Dollar	Buy	10/16/19	2,762,737	2,809,556	(46,819)
	Canadian Dollar	Sell	10/16/19	2,762,737	2,764,428	1,691
	Danish Krone	Sell	12/18/19	1,159,823	1,170,590	10,767
	Euro	Sell	12/18/19	2,731,339	2,771,808	40,469
	Japanese Yen	Buy	11/20/19	7,092,566	7,220,484	(127,918)
	New Zealand Dollar	Sell	10/16/19	310,004	391,738	81,734
Credit Suisse International
	Australian Dollar	Buy	10/16/19	2,746,411	2,743,753	2,658
	Australian Dollar	Sell	10/16/19	2,746,411	2,744,005	(2,406)
	Canadian Dollar	Buy	10/16/19	2,723,251	2,725,127	(1,876)
	Canadian Dollar	Sell	10/16/19	2,723,251	2,728,700	5,449
	Euro	Buy	12/18/19	2,698,008	2,733,097	(35,089)
Goldman Sachs International
	Australian Dollar	Buy	10/16/19	6,754,401	6,768,345	(13,944)
	Australian Dollar	Sell	10/16/19	6,754,401	6,943,385	188,984
	Brazilian Real	Buy	2/4/20	2,756,158	2,753,198	2,960
	Canadian Dollar	Buy	10/16/19	2,743,711	2,745,591	(1,880)
	Canadian Dollar	Sell	10/16/19	2,743,711	2,742,262	(1,449)
	Indian Rupee	Buy	11/20/19	2,735,380	2,761,046	(25,666)
	Indonesian Rupiah	Buy	11/20/19	2,738,492	2,662,582	75,910
	Japanese Yen	Buy	11/20/19	963,297	942,372	20,925
	New Taiwan Dollar	Sell	11/20/19	2,853,806	2,765,931	(87,875)
	New Zealand Dollar	Sell	10/16/19	4,015,078	4,149,535	134,457
	Norwegian Krone	Buy	12/18/19	10,844,928	10,888,306	(43,378)
	Russian Ruble	Buy	12/18/19	2,678,931	2,614,104	64,827
	South Korean Won	Sell	11/20/19	2,654,240	2,830,663	176,423
	Swedish Krona	Sell	12/18/19	2,825,858	2,847,649	21,791
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/16/19	2,693,130	2,795,545	(102,415)
	Australian Dollar	Sell	10/16/19	2,693,130	2,817,329	124,199
	Indonesian Rupiah	Buy	11/20/19	27,975	50,113	(22,138)
	Japanese Yen	Sell	11/20/19	3,954,517	3,974,602	20,085
	New Zealand Dollar	Buy	10/16/19	2,599,797	2,776,721	(176,924)
	New Zealand Dollar	Sell	10/16/19	2,641,453	2,735,579	94,126
	South Korean Won	Sell	11/20/19	2,702,552	2,808,796	106,244
	Swedish Krona	Sell	12/18/19	2,690,282	2,713,971	23,689
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/16/19	2,396,204	2,509,877	(113,673)
	British Pound	Buy	12/18/19	8,548,706	8,572,673	(23,967)
	Canadian Dollar	Sell	10/16/19	965,935	1,024,811	58,876
	Euro	Sell	12/18/19	1,385,898	1,362,738	(23,160)
	Japanese Yen	Sell	11/20/19	2,690,306	2,740,022	49,716
	Mexican Peso	Buy	10/16/19	2,709,899	2,754,011	(44,112)

76 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $284,971,625) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A. cont.
	Mexican Peso	Sell	10/16/19	$2,709,899	$2,699,483	$(10,416)
	New Zealand Dollar	Sell	10/16/19	6,567,019	6,902,390	335,371
	Norwegian Krone	Sell	12/18/19	688,427	691,088	2,661
	Singapore Dollar	Buy	11/20/19	1,761,438	1,777,356	(15,918)
	Swedish Krona	Buy	12/18/19	493,428	497,652	(4,224)
	Swiss Franc	Buy	12/18/19	3,274,791	3,317,744	(42,953)
	NatWest Markets PLC
	Australian Dollar	Buy	10/16/19	7,803,062	8,119,387	(316,325)
	Canadian Dollar	Buy	10/16/19	2,760,774	2,804,411	(43,637)
	Canadian Dollar	Sell	10/16/19	2,760,774	2,762,340	1,566
	Indian Rupee	Buy	11/20/19	2,717,774	2,741,882	(24,108)
	Indian Rupee	Sell	11/20/19	2,758,784	2,709,200	(49,584)
	Japanese Yen	Buy	11/20/19	5,378,157	5,530,450	(152,293)
	New Taiwan Dollar	Sell	11/20/19	2,869,023	2,781,269	(87,754)
	Swedish Krona	Sell	12/18/19	2,678,518	2,701,281	22,763
	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/16/19	2,128,924	2,162,652	(33,728)
	British Pound	Buy	12/18/19	2,350,595	2,362,289	(11,694)
	Canadian Dollar	Buy	10/16/19	6,911,032	6,933,172	(22,140)
	Canadian Dollar	Sell	10/16/19	6,911,032	6,918,213	7,181
	Euro	Sell	12/18/19	2,730,681	2,757,519	26,838
	Japanese Yen	Buy	11/20/19	84,683	183,403	(98,720)
	New Zealand Dollar	Buy	10/16/19	377,028	379,847	(2,819)
	New Zealand Dollar	Sell	10/16/19	377,028	402,426	25,398
	Swedish Krona	Sell	12/18/19	1,974,129	1,967,005	(7,124)
UBS AG
	Australian Dollar	Buy	10/16/19	1,278,597	1,307,955	(29,358)
	Japanese Yen	Sell	11/20/19	2,212,308	2,223,461	11,153
	Swedish Krona	Sell	12/18/19	2,650,343	2,673,527	23,184
	WestPac Banking Corp.
	Australian Dollar	Buy	10/16/19	5,094,534	5,265,047	(170,513)
	Australian Dollar	Sell	10/16/19	5,094,534	5,090,547	(3,987)
	Canadian Dollar	Buy	10/16/19	2,742,578	2,737,082	5,496
	Canadian Dollar	Sell	10/16/19	2,742,578	2,733,005	(9,573)
	Unrealized appreciation					2,409,861
	Unrealized (depreciation)					(3,221,605)
Total						$(811,744)

* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Asset Allocation Balanced Fund 77

FUTURES CONTRACTS OUTSTANDING at 9/30/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,446	$110,139,853	$110,257,500	Dec-19	$(4,077,706)
S&P 500 Index E-Mini (Long)	1,054	156,874,198	156,966,950	Dec-19	528,450
S&P 500 Index E-Mini (Short)	480	71,441,760	71,484,000	Dec-19	846,527
S&P Mid Cap 400 Index E-Mini (Long)	5	967,740	969,000	Dec-19	(13,322)
U.S. Treasury Bond 30 yr (Long)	152	24,671,500	24,671,500	Dec-19	(355,842)
U.S. Treasury Bond Ultra 30 yr (Long)	326	62,561,438	62,561,438	Dec-19	(1,304,023)
U.S. Treasury Note 2 yr (Long)	657	141,583,500	141,583,500	Dec-19	(334,079)
U.S. Treasury Note 2 yr (Short)	151	32,540,500	32,540,500	Dec-19	78,699
U.S. Treasury Note 5 yr (Long)	1,100	131,063,282	131,063,282	Dec-19	(747,318)
U.S. Treasury Note 5 yr (Short)	11	1,310,633	1,310,633	Dec-19	7,624
U.S. Treasury Note 10 yr (Long)	363	47,303,438	47,303,438	Dec-19	(451,731)
U.S. Treasury Note Ultra 10 yr (Short)	12	1,708,875	1,708,875	Dec-19	21,536
Unrealized appreciation					1,482,836
Unrealized (depreciation)					(7,284,021)
Total					$(5,801,185)

WRITTEN OPTIONS OUTSTANDING at 9/30/19 (premiums $635,693)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 66.00	$32,653,237	AUD	48,378,750	$131,201
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 66.00	32,653,237	AUD	48,378,750	131,200
Total					$262,401

TBA SALE COMMITMENTS OUTSTANDING at 9/30/19 (proceeds receivable $9,196,094)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 10/1/49	$5,000,000	10/10/19	$5,128,906
Uniform Mortgage-Backed Securities, 3.00%, 10/1/49	4,000,000	10/10/19	4,060,000
Total			$9,188,906

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$38,888,800	$19,911 E	$(7,184)	12/18/21	3 month USD-	1.58% —	$12,727
				LIBOR-BBA —	Semiannually
				Quarterly
108,718,800	55,664 E	66,185	12/18/21	1.58% —	3 month USD-	10,521
				Semiannually	LIBOR-BBA —
					Quarterly
27,478,100	38,277 E	(33,567)	12/18/24	1.45% —	3 month USD-	4,710
				Semiannually	LIBOR-BBA —
					Quarterly

78 Dynamic Asset Allocation Balanced Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$13,722,000	$19,115 E	$26,498	12/18/24	3 month USD-	1.45% —	$7,383
				LIBOR-BBA —	Semiannually
				Quarterly
4,893,700	78,109 E	(69,712)	12/18/49	1.65% —	3 month USD-	8,397
				Semiannually	LIBOR-BBA —
					Quarterly
12,871,000	205,434 E	203,492	12/18/49	3 month USD-	1.65% —	(1,942)
				LIBOR-BBA —	Semiannually
				Quarterly
33,461,200	120,996 E	(99,735)	12/18/29	1.525% —	3 month USD-	21,261
				Semiannually	LIBOR-BBA —
					Quarterly
37,668,800	136,211 E	138,655	12/18/29	3 month USD-	1.525% —	2,444
				LIBOR-BBA —	Semiannually
				Quarterly
13,737,000	9,341 E	(112)	10/2/24	1.519% —	3 month USD-	(9,453)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$224,520				$56,048

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$104,319	$104,487	$—	1/12/40	4.50% (1 month	Synthetic MBX	$287
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
685,189	686,660	—	1/12/41	5.00% (1 month	Synthetic MBX	2,388
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
204,911	205,202	—	1/12/40	5.00% (1 month	Synthetic MBX	564
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,869	24,904	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(77)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
250,009	250,274	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(723)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$11,006	$10,885	$—	1/12/43	3.50% (1 month	Synthetic TRS	$(14)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
128,353	125,763	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,138)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,151	15,825	—	1/12/41	4.00% (1 month	Synthetic TRS	(143)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,262	6,198	—	1/12/42	4.00% (1 month	Synthetic TRS	1
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,929	17,726	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(22)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
635	630	—	1/12/38	6.50% (1 month	Synthetic TRS	2
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
80,509,670	82,590,053	—	11/26/19	(3 month USD-	A basket	2,110,514
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
70,102,571	72,489,895	—	11/26/19	3 month USD-	Russell 1000 Total	(2,231,539)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
178,732	179,116	—	1/12/41	5.00% (1 month	Synthetic MBX	623
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
103,184	103,405	—	1/12/41	5.00% (1 month	Synthetic MBX	360
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
969,924	972,182	—	1/12/41	4.50% (1 month	Synthetic MBX Index	3,361
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

80 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$26,054	$25,744	$—	1/12/45	3.50% (1 month	Synthetic TRS	$(33)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
166,900,173	166,443,132	—	12/15/20	(1 month USD-	A basket	(184,645)
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly *
157,543,344	154,421,042	—	12/15/20	1 month USD-	A basket	2,892,161
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly *
14,002	14,017	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(41)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,796	16,814	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(49)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
309,910	310,239	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(897)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
65,256	64,540	—	1/12/40	4.00% (1 month	Synthetic TRS	20
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,556	15,395	—	1/12/42	4.00% (1 month	Synthetic TRS	3
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,556	15,395	—	1/12/42	4.00% (1 month	Synthetic TRS	3
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,231	11,181	—	1/12/39	6.00% (1 month	Synthetic TRS	84
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,993	1,977	—	1/12/38	6.50% (1 month	Synthetic TRS	7
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$37,374	$36,988	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$(8)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
144,505	141,588	—	1/12/41	(4.00%) 1 month	Synthetic TRS	1,282
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		5,011,660
Upfront premium (paid)		—		Unrealized (depreciation)		(2,419,329)
Total		$—		Total		$2,592,331

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	19,279	$2,268,953	2.75%
Alphabet, Inc. Class A	Technology	1,628	1,988,009	2.41%
Microsoft Corp.	Technology	13,311	1,850,688	2.24%
Walt Disney Co. (The)	Consumer cyclicals	13,657	1,779,800	2.15%
Apple, Inc.	Technology	7,824	1,752,337	2.12%
Texas Instruments, Inc.	Technology	12,818	1,656,564	2.01%
Honeywell International, Inc.	Capital goods	9,259	1,566,668	1.90%
Starbucks Corp.	Consumer staples	17,510	1,548,248	1.87%
Amazon.com, Inc.	Consumer cyclicals	862	1,496,860	1.81%
Mondelez International, Inc. Class A	Consumer staples	26,593	1,471,121	1.78%
U.S. Bancorp	Financials	25,666	1,420,338	1.72%
Automatic Data Processing, Inc.	Consumer cyclicals	8,753	1,412,973	1.71%
TJX Cos., Inc. (The)	Consumer cyclicals	25,061	1,396,884	1.69%
Intercontinental Exchange, Inc.	Financials	15,104	1,393,691	1.69%
Fidelity National Information	Technology	10,299	1,367,241	1.66%
Services, Inc.
Intuit, Inc.	Technology	5,088	1,353,207	1.64%
Kinder Morgan, Inc.	Utilities and power	64,102	1,321,151	1.60%
Ingersoll-Rand PLC	Capital goods	10,706	1,319,102	1.60%
Sysco Corp.	Consumer staples	16,214	1,287,405	1.56%
Exelon Corp.	Utilities and power	26,119	1,261,793	1.53%
Allstate Corp. (The)	Financials	11,250	1,222,607	1.48%
T-Mobile US, Inc.	Communication services	15,231	1,199,719	1.45%
Zimmer Biomet Holdings, Inc.	Health care	8,475	1,163,410	1.41%
Waste Management, Inc.	Capital goods	9,704	1,115,937	1.35%
Johnson & Johnson	Health care	8,432	1,090,926	1.32%
Vistra Energy Corp.	Utilities and power	40,378	1,079,295	1.31%
Exxon Mobil Corp.	Energy	15,099	1,066,110	1.29%

82 Dynamic Asset Allocation Balanced Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Omnicom Group, Inc.	Consumer cyclicals	13,167	$1,030,999	1.25%
Cisco Systems, Inc.	Technology	20,253	1,000,691	1.21%
Cognizant Technology Solutions	Technology	16,281	981,155	1.19%
Corp. Class A
VICI Properties, Inc.	Financials	42,226	956,415	1.16%
eBay, Inc.	Technology	24,079	938,614	1.14%
Baxter International, Inc.	Health care	10,646	931,194	1.13%
Annaly Capital Management, Inc.	Financials	100,938	888,250	1.08%
Verizon Communications, Inc.	Communication services	14,571	879,504	1.06%
Ross Stores, Inc.	Consumer cyclicals	7,866	864,097	1.05%
Merck & Co., Inc.	Health care	9,928	835,698	1.01%
Norfolk Southern Corp.	Transportation	4,543	816,274	0.99%
Hershey Co. (The)	Consumer staples	5,165	800,451	0.97%
Procter & Gamble Co. (The)	Consumer staples	6,223	773,995	0.94%
KLA Corp.	Technology	4,785	762,889	0.92%
Leidos Holdings, Inc.	Technology	8,656	743,360	0.90%
Occidental Petroleum Corp.	Energy	16,560	736,445	0.89%
Pfizer, Inc.	Health care	20,413	733,435	0.89%
Garmin, Ltd.	Technology	8,641	731,783	0.89%
AGNC Investment Corp.	Financials	44,906	722,544	0.87%
Cadence Design Systems, Inc.	Technology	10,306	681,020	0.82%
AutoZone, Inc.	Consumer cyclicals	627	679,557	0.82%
F5 Networks, Inc.	Technology	4,790	672,643	0.81%
Hologic, Inc.	Health care	13,112	662,011	0.80%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
WEC Energy Group, Inc.	Utilities and power	11,083	$1,053,995	0.63%
Xcel Energy, Inc.	Utilities and power	15,818	1,026,455	0.62%
Expedia, Inc.	Consumer cyclicals	7,526	1,011,586	0.61%
AMETEK, Inc.	Conglomerates	10,998	1,009,803	0.61%
AXA Equitable Holdings, Inc.	Financials	45,512	1,008,553	0.61%
CGI Group, Inc. Class A (Canada)	Technology	12,694	1,003,748	0.60%
Hershey Co. (The)	Consumer staples	6,457	1,000,719	0.60%
Church & Dwight Co., Inc.	Consumer staples	13,163	990,389	0.60%
Aena SME SA (Spain)	Transportation	5,405	989,756	0.59%
Mitsubishi UFJ Financial Group, Inc.	Financials	195,019	989,120	0.59%
(Japan)
Muenchener Rueckversicherungs-	Financials	3,737	967,053	0.58%
Gesellschaft AG in Muenchen
(Germany)
Starbucks Corp.	Consumer staples	10,923	965,807	0.58%
Roper Technologies, Inc.	Capital goods	2,695	961,192	0.58%
OGE Energy Corp.	Utilities and power	21,123	958,568	0.58%
Ingersoll-Rand PLC	Capital goods	7,767	957,008	0.57%

Dynamic Asset Allocation Balanced Fund 83

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Toronto-Dominion Bank (Canada)	Financials	16,390	$955,677	0.57%
National Bank of Canada (Canada)	Financials	19,110	950,847	0.57%
Coca-Cola European Partners PLC	Consumer staples	17,074	946,729	0.57%
(United Kingdom)
Swisscom AG (Switzerland)	Communication services	1,917	945,624	0.57%
Swiss Life Holding AG (Switzerland)	Financials	1,978	945,340	0.57%
Royal Bank of Canada (Canada)	Financials	11,590	940,197	0.56%
MTU Aero Engines AG (Germany)	Capital goods	3,514	933,781	0.56%
ANSYS, Inc.	Technology	4,207	931,205	0.56%
Endesa SA (Spain)	Utilities and power	35,338	929,803	0.56%
Shionogi & Co., Ltd. (Japan)	Health care	16,563	918,966	0.55%
Pernod Ricard SA (France)	Consumer staples	5,134	914,350	0.55%
Telia Company AB (Sweden)	Communication services	203,856	912,627	0.55%
Expeditors International of	Transportation	12,246	909,748	0.55%
Washington, Inc.
Omnicom Group, Inc.	Consumer cyclicals	11,613	909,320	0.55%
Cummins, Inc.	Capital goods	5,587	908,760	0.55%
Canadian Imperial Bank of Commerce	Financials	10,976	905,613	0.54%
(Canada)
Comcast Corp. Class A	Communication services	19,990	901,129	0.54%
Paychex, Inc.	Technology	10,874	900,044	0.54%
Amgen, Inc.	Health care	4,603	890,792	0.54%
Biogen, Inc.	Health care	3,704	862,429	0.52%
Diageo PLC (United Kingdom)	Consumer staples	20,997	860,461	0.52%
Citrix Systems, Inc.	Technology	8,842	853,384	0.51%
L’Oreal SA (France)	Consumer staples	3,041	851,639	0.51%
Repsol SA (Spain)	Energy	54,446	850,983	0.51%
Mitsubishi Heavy Industries, Ltd.	Capital goods	21,539	843,028	0.51%
(Japan)
Ageas (Belgium)	Financials	15,194	842,599	0.51%
AutoZone, Inc.	Consumer cyclicals	771	836,033	0.50%
Porsche Automobil Holding SE	Consumer cyclicals	12,777	831,426	0.50%
(Preference) (Germany)
Eni SpA (Italy)	Utilities and power	53,411	816,988	0.49%
Givaudan SA (Switzerland)	Basic materials	292	813,397	0.49%
Rio Tinto PLC (United Kingdom)	Basic materials	15,562	805,354	0.48%
ConocoPhillips	Energy	14,045	800,300	0.48%
Sumitomo Mitsui Financial Group, Inc.	Financials	23,400	799,648	0.48%
(Japan)
Host Hotels & Resorts, Inc.	Consumer cyclicals	46,169	798,261	0.48%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	10,875	793,949	0.48%

84 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Entergy Corp.	Utilities and power	8,340	$978,778	0.63%
Prologis, Inc.	Financials	11,149	950,141	0.62%
Weyerhaeuser Co.	Basic materials	34,117	945,031	0.61%
Camden Property Trust	Financials	8,503	943,952	0.61%
Markel Corp.	Financials	798	942,969	0.61%
Coca-Cola Co. (The)	Consumer staples	17,150	933,629	0.60%
Equifax, Inc.	Consumer cyclicals	6,632	932,874	0.60%
Fortis, Inc. (Canada)	Utilities and power	21,980	929,233	0.60%
Becton Dickinson and Co.	Health care	3,625	916,985	0.59%
Daimler AG (Registered Shares)	Consumer cyclicals	18,097	899,829	0.58%
(Germany)
Westpac Banking Corp. (Australia)	Financials	44,689	894,025	0.58%
Alexandria Real Estate Equities, Inc.	Financials	5,769	888,618	0.58%
Deere & Co.	Capital goods	5,236	883,133	0.57%
ABB, Ltd. (Switzerland)	Capital goods	44,240	869,238	0.56%
Nasdaq, Inc.	Financials	8,635	857,843	0.56%
SBA Communications Corp.	Communication services	3,545	854,933	0.55%
Panasonic Corp. (Japan)	Consumer cyclicals	104,519	846,403	0.55%
Arthur J. Gallagher & Co.	Financials	9,392	841,230	0.54%
Southern Co. (The)	Utilities and power	13,514	834,735	0.54%
Nokia OYJ (Finland)	Technology	163,802	830,191	0.54%
Xylem, Inc.	Capital goods	10,358	824,672	0.53%
Liberty Media Corp.-Liberty Formula	Consumer cyclicals	19,366	805,449	0.52%
One Class C
Vornado Realty Trust	Financials	12,626	803,891	0.52%
AIA Group, Ltd. (Hong Kong)	Financials	84,655	799,811	0.52%
Koninklijke KPN NV (Netherlands)	Communication services	256,409	799,572	0.52%
American Tower Corp.	Communication services	3,611	798,512	0.52%
Autodesk, Inc.	Technology	5,402	797,900	0.52%
Gartner, Inc.	Consumer cyclicals	5,571	796,658	0.52%
MGM Resorts International	Consumer cyclicals	28,568	791,902	0.51%
Zurich Insurance Group AG	Financials	2,068	791,652	0.51%
(Switzerland)
DBS Group Holdings, Ltd. (Singapore)	Financials	43,652	789,574	0.51%
FedEx Corp.	Transportation	5,407	787,071	0.51%
IBM Corp.	Technology	5,321	773,780	0.50%
Anheuser-Busch InBev SA/NV	Consumer staples	8,119	773,604	0.50%
(Belgium)
Ventas, Inc.	Health care	10,497	766,570	0.50%
Dollar Tree, Inc.	Consumer cyclicals	6,523	744,613	0.48%
Banco Santander SA (Spain)	Financials	182,642	743,827	0.48%
NiSource, Inc.	Utilities and power	24,783	741,509	0.48%
AstraZeneca PLC (United Kingdom)	Health care	8,301	741,123	0.48%
Accor SA (France)	Consumer cyclicals	17,124	713,910	0.46%
ANA Holdings, Inc. (Japan)	Transportation	21,161	711,207	0.46%

Dynamic Asset Allocation Balanced Fund 85

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Commonwealth Bank of Australia	Financials	12,985	$708,416	0.46%
(Australia)
Compagnie Financiere Richemont SA	Consumer cyclicals	9,623	705,976	0.46%
(Switzerland)
American Express Co.	Financials	5,943	702,957	0.46%
Crown Castle International Corp.	Communication services	5,038	700,329	0.45%
Waste Connections, Inc.	Capital goods	7,601	699,258	0.45%
TransUnion	Consumer cyclicals	8,521	691,142	0.45%
Nidec Corp. (Japan)	Technology	5,108	685,941	0.44%
Fidelity National Information	Technology	5,130	681,122	0.44%
Services, Inc.
Charter Communications, Inc. Class A	Communication services	1,651	680,380	0.44%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,504	$22,000	$1,861	5/11/63	300 bp —	$(346)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,953	49,000	4,145	5/11/63	300 bp —	(1,168)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,050	98,000	8,291	5/11/63	300 bp —	(2,192)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	8,647	78,000	6,599	5/11/63	300 bp —	2,087
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	74	42,000	92	5/11/63	200 bp —	180
Index						Monthly
CMBX NA A.6	A/P	(8)	17,000	37	5/11/63	200 bp —	36
Index						Monthly
CMBX NA BB.6	BB/P	6,300	30,000	4,674	5/11/63	500 bp —	1,651
Index						Monthly
CMBX NA BB.6	BB/P	75,316	306,000	47,675	5/11/63	500 bp —	27,896
Index						Monthly
CMBX NA BB.7	BB/P	10,136	73,000	5,212	1/17/47	500 bp —	4,985
Index						Monthly
CMBX NA BB.7	BB/P	15,810	123,000	8,782	1/17/47	500 bp —	7,130
Index						Monthly
CMBX NA BB.7	BB/P	25,607	212,000	15,137	1/17/47	500 bp —	10,647
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(3,232)	2,927,000	6,439	5/11/63	200 bp —	4,183
Index						Monthly
CMBX NA BB.7	BB/P	15,516	116,000	8,282	1/17/47	500 bp —	7,331
Index						Monthly

86 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$145,924	$1,553,000	$131,384	5/11/63	300 bp —	$15,316
Index						Monthly
CMBX NA BBB–.7	BBB–/P	81,257	1,028,000	16,037	1/17/47	300 bp —	65,735
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	16,226	701,000	1,542	5/11/63	200 bp —	18,002
Index						Monthly
CMBX NA A.6	A/P	42,184	700,000	1,540	5/11/63	200 bp —	43,957
Index						Monthly
CMBX NA A.6	A/P	33,587	660,000	1,452	5/11/63	200 bp —	35,259
Index						Monthly
CMBX NA A.6	A/P	16,596	529,000	1,164	5/11/63	200 bp —	17,936
Index						Monthly
CMBX NA A.6	A/P	17,044	345,000	759	5/11/63	200 bp —	17,918
Index						Monthly
CMBX NA A.6	A/P	13,960	271,000	596	5/11/63	200 bp —	14,646
Index						Monthly
CMBX NA A.6	A/P	8,320	269,000	592	5/11/63	200 bp —	9,001
Index						Monthly
CMBX NA A.6	A/P	1,731	230,000	506	5/11/63	200 bp —	2,314
Index						Monthly
CMBX NA A.6	A/P	13,726	209,000	460	5/11/63	200 bp —	14,255
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	321	5/11/63	200 bp —	7,761
Index						Monthly
CMBX NA A.6	A/P	7,598	146,000	321	5/11/63	200 bp —	7,968
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	321	5/11/63	200 bp —	7,761
Index						Monthly
CMBX NA A.6	A/P	(45)	75,000	165	5/11/63	200 bp —	145
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,347	45,000	3,807	5/11/63	300 bp —	(1,437)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,798	48,000	4,061	5/11/63	300 bp —	(239)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,846	54,000	4,568	5/11/63	300 bp —	1,305
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,428	96,000	8,122	5/11/63	300 bp —	2,354
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,387	96,000	8,122	5/11/63	300 bp —	2,314
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,540	96,000	8,122	5/11/63	300 bp —	(1,533)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,796	107,000	9,052	5/11/63	300 bp —	2,797
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,042	119,000	10,067	5/11/63	300 bp —	34
Index						Monthly

Dynamic Asset Allocation Balanced Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$15,097	$124,000	$10,490	5/11/63	300 bp —	$4,669
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,593	169,000	14,297	5/11/63	300 bp —	380
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,937	177,000	14,974	5/11/63	300 bp —	51
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,766	392,000	33,163	5/11/63	300 bp —	3,798
Index						Monthly
CMBX NA BBB–.6	BBB–/P	117,643	1,565,000	132,399	5/11/63	300 bp —	(13,973)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,440	35,000	546	1/17/47	300 bp —	1,911
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	15,464	73,000	11,373	5/11/63	500 bp —	4,152
Index						Monthly
CMBX NA BB.6	BB/P	20,742	98,000	15,268	5/11/63	500 bp —	5,555
Index						Monthly
CMBX NA A.6	A/P	127,401	5,538,000	12,184	5/11/63	200 bp —	141,431
Index						Monthly
CMBX NA A.6	A/P	420	144,000	317	5/11/63	200 bp —	785
Index						Monthly
CMBX NA A.6	A/P	121	12,000	26	5/11/63	200 bp —	152
Index						Monthly
CMBX NA A.6	A/P	40	4,000	9	5/11/63	200 bp —	51
Index						Monthly
CMBX NA A.7	A-/P	9,165	209,000	3,616	1/17/47	200 bp —	12,851
Index						Monthly
CMBX NA BB.10	BB–/P	12,196	152,000	13,254	5/11/63	500 bp —	(932)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	315,919	2,388,000	202,025	5/11/63	300 bp —	115,088
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	7,645	587,000	1,291	5/11/63	200 bp —	9,132
Index						Monthly
CMBX NA A.6	A/P	(4)	14,000	31	5/11/63	200 bp —	31
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,059	31,000	2,623	5/11/63	300 bp —	452
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,108	41,000	3,469	5/11/63	300 bp —	660
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,297	95,000	8,037	5/11/63	300 bp —	1,307
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	15,216	110,000	9,306	5/11/63	300 bp —	5,965
Index						Monthly
CMBX NA A.6	A/P	10,578	782,000	1,720	5/11/63	200 bp —	12,559
Index						Monthly

88 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6	A/P	$4,023	$360,000	$792	5/11/63	200 bp —	$4,935
Index						Monthly
CMBX NA A.6	A/P	12,813	248,000	546	5/11/63	200 bp —	13,441
Index						Monthly
CMBX NA A.6	A/P	6,530	108,000	238	5/11/63	200 bp —	6,803
Index						Monthly
CMBX NA A.6	A/P	415	30,000	66	5/11/63	200 bp —	491
Index						Monthly
CMBX NA A.6	A/P	85	9,000	20	5/11/63	200 bp —	107
Index						Monthly
CMBX NA A.6	A/P	38	4,000	9	5/11/63	200 bp —	48
Index						Monthly
CMBX NA BB.6	BB/P	24,066	98,000	15,268	5/11/63	500 bp —	8,879
Index						Monthly
CMBX NA BB.6	BB/P	48,543	197,000	30,693	5/11/63	500 bp —	18,015
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,605	34,000	2,876	5/11/63	300 bp —	746
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,300	85,000	7,191	5/11/63	300 bp —	3,151
Index						Monthly
Upfront premium received		1,505,297		Unrealized appreciation			730,500
Upfront premium (paid)		(3,289)		Unrealized (depreciation)			(21,820)
Total		$1,502,008		Total			$708,680

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,550)	$209,000	$3,616	1/17/47	(200 bp) —	$(5,235)
					Monthly
CMBX NA BB.10 Index	(7,410)	71,000	6,191	11/17/59	(500 bp) —	(1,278)
					Monthly
CMBX NA BB.10 Index	(6,360)	58,000	5,058	11/17/59	(500 bp) —	(1,360)
					Monthly
CMBX NA BB.11 Index	(27,467)	212,000	15,624	11/18/54	(500 bp) —	(12,019)
					Monthly
CMBX NA BB.11 Index	(6,881)	73,000	5,380	11/18/54	(500 bp) —	(1,562)
					Monthly

Dynamic Asset Allocation Balanced Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.8 Index	$(8,940)	$72,000	$8,374	10/17/57	(500 bp) —	$(626)
					Monthly
CMBX NA BB.9 Index	(108,897)	1,055,000	62,456	9/17/58	(500 bp) —	(47,320)
					Monthly
CMBX NA BB.9 Index	(9,807)	152,000	8,998	9/17/58	(500 bp) —	(935)
					Monthly
CMBX NA BB.9 Index	(9,291)	144,000	8,525	9/17/58	(500 bp) —	(886)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	12,818	11/17/59	(500 bp) —	(6,917)
					Monthly
CMBX NA BB.10 Index	(17,362)	146,000	12,731	11/17/59	(500 bp) —	(4,752)
					Monthly
CMBX NA BB.10 Index	(9,571)	77,000	6,714	11/17/59	(500 bp) —	(2,921)
					Monthly
CMBX NA BB.7 Index	(9,143)	518,000	80,704	5/11/63	(500 bp) —	71,130
					Monthly
CMBX NA BB.7 Index	(28,039)	152,000	10,853	1/17/47	(500 bp) —	(17,313)
					Monthly
CMBX NA BB.8 Index	(9,988)	57,000	6,629	10/17/57	(500 bp) —	(3,406)
					Monthly
CMBX NA BB.9 Index	(67,165)	670,000	39,664	9/17/58	(500 bp) —	(28,060)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(9,821)	96,000	14,957	5/11/63	(500 bp) —	5,056
					Monthly
CMBX NA BB.7 Index	(6,356)	42,000	2,999	1/17/47	(500 bp) —	(3,392)
					Monthly
CMBX NA BB.6 Index	(146)	1,000	156	5/11/63	(500 bp) —	9
					Monthly
CMBX NA BB.7 Index	(117,160)	577,000	41,198	1/17/47	(500 bp) —	(76,443)
					Monthly
CMBX NA BB.7 Index	(18,678)	114,000	8,140	1/17/47	(500 bp) —	(10,634)
					Monthly
CMBX NA BB.9 Index	(3,341)	31,000	1,835	9/17/58	(500 bp) —	(1,532)
					Monthly
CMBX NA BB.9 Index	(3,009)	25,000	1,480	9/17/58	(500 bp) —	(1,550)
					Monthly
CMBX NA BB.9 Index	(2,975)	25,000	1,480	9/17/58	(500 bp) —	(1,516)
					Monthly
CMBX NA BB.9 Index	(1,912)	12,000	710	9/17/58	(500 bp) —	(1,211)
					Monthly
CMBX NA BB.9 Index	(1,923)	12,000	710	9/17/58	(500 bp) —	(1,222)
					Monthly
CMBX NA BB.9 Index	(1,278)	8,000	474	9/17/58	(500 bp) —	(811)
					Monthly

90 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.11 Index	$(8,431)	$78,000	$5,749	11/18/54	(500 bp) —	$(2,748)
					Monthly
CMBX NA BB.11 Index	(5,377)	54,000	3,980	11/18/54	(500 bp) —	(1,442)
					Monthly
CMBX NA BB.11 Index	(4,005)	39,000	2,874	11/18/54	(500 bp) —	(1,163)
					Monthly
CMBX NA BB.12 Index	(13,861)	152,000	11,993	8/17/61	(500 bp) —	(1,994)
					Monthly
CMBX NA BB.6 Index	(16,619)	125,000	19,475	5/11/63	(500 bp) —	2,752
					Monthly
CMBX NA BB.6 Index	(8,717)	62,000	9,660	5/11/63	(500 bp) —	891
					Monthly
CMBX NA BB.7 Index	(96,051)	759,000	54,193	1/17/47	(500 bp) —	(42,491)
					Monthly
CMBX NA BB.9 Index	(8,209)	58,000	3,434	9/17/58	(500 bp) —	(4,824)
					Monthly
CMBX NA BB.9 Index	(991)	7,000	414	9/17/58	(500 bp) —	(582)
					Monthly
CMBX NA BB.9 Index	(560)	4,000	237	9/17/58	(500 bp) —	(326)
					Monthly
CMBX NA BBB–.7 Index	(16,657)	439,000	6,848	1/17/47	(300 bp) —	(10,028)
					Monthly
CMBX NA BBB–.7 Index	(2,033)	56,000	874	1/17/47	(300 bp) —	(1,187)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(8,440)	71,000	6,191	11/17/59	(500 bp) —	(2,308)
					Monthly
CMBX NA BB.10 Index	(7,483)	71,000	6,191	11/17/59	(500 bp) —	(1,351)
					Monthly
CMBX NA BB.9 Index	(39,507)	386,000	22,851	9/17/58	(500 bp) —	(16,977)
					Monthly
CMBX NA BB.9 Index	(6,517)	110,000	6,512	9/17/58	(500 bp) —	(81)
					Monthly
CMBX NA BB.9 Index	(4,052)	41,000	2,427	9/17/58	(500 bp) —	(1,659)
					Monthly
CMBX NA BBB–.7 Index	(5,409)	66,000	1,030	1/17/47	(300 bp) —	(4,412)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(6,827)	67,000	1,045	1/17/47	(300 bp) —	(5,815)
					Monthly
CMBX NA BB.10 Index	(7,446)	71,000	6,191	11/17/59	(500 bp) —	(1,314)
					Monthly
CMBX NA BB.11 Index	(6,671)	70,000	5,159	11/18/54	(500 bp) —	(1,570)
					Monthly
CMBX NA BB.11 Index	(6,383)	65,000	4,791	11/18/54	(500 bp) —	(1,647)
					Monthly

Dynamic Asset Allocation Balanced Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(34,324)	$178,000	$12,709	1/17/47	(500 bp) —	$(21,763)
					Monthly
CMBX NA BB.7 Index	(17,496)	87,000	6,212	1/17/47	(500 bp) —	(11,357)
					Monthly
CMBX NA BB.7 Index	(15,540)	77,000	5,498	1/17/47	(500 bp) —	(10,107)
					Monthly
CMBX NA BB.9 Index	(10,067)	134,000	7,933	9/17/58	(500 bp) —	(2,246)
					Monthly
CMBX NA BB.9 Index	(6,154)	70,000	4,144	9/17/58	(500 bp) —	(2,069)
					Monthly
CMBX NA BB.9 Index	(5,730)	67,000	3,966	9/17/58	(500 bp) —	(1,819)
					Monthly
CMBX NA BB.9 Index	(6,062)	50,000	2,960	9/17/58	(500 bp) —	(3,144)
					Monthly
CMBX NA BB.9 Index	(6,195)	43,000	2,546	9/17/58	(500 bp) —	(3,685)
					Monthly
CMBX NA BB.9 Index	(5,264)	35,000	2,072	9/17/58	(500 bp) —	(3,221)
					Monthly
CMBX NA BB.9 Index	(4,046)	26,000	1,539	9/17/58	(500 bp) —	(2,529)
					Monthly
CMBX NA BB.9 Index	(3,031)	25,000	1,480	9/17/58	(500 bp) —	(1,572)
					Monthly
CMBX NA BB.9 Index	(2,867)	19,000	1,125	9/17/58	(500 bp) —	(1,758)
					Monthly
CMBX NA BB.9 Index	(1,060)	7,000	414	9/17/58	(500 bp) —	(651)
					Monthly
CMBX NA BB.9 Index	(1,059)	7,000	414	9/17/58	(500 bp) —	(647)
					Monthly
Upfront premium received	—		Unrealized appreciation			79,838
Upfront premium (paid)	(913,224)		Unrealized (depreciation)			(403,388)
Total	$(913,224)		Total			$(323,550)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

92 Dynamic Asset Allocation Balanced Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	B+/P	$(2,068,154)	$30,833,000	$2,068,185	12/20/24	500 bp —	$12,878
Index						Quarterly
NA IG Series 33	BBB+/P	(2,135,306)	104,800,000	2,083,424	12/20/24	100 bp —	(31,505)
Index						Quarterly
Total		$(4,203,460)					$(18,627)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	$1,868,444	$28,091,000	$1,884,260	12/20/24	(500 bp) —	$(27,520)
Index					Quarterly
Total	$1,868,444					$(27,520)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Balanced Fund 93

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$51,006,138	$—	$—
Capital goods	101,830,735	—	—
Communication services	84,780,014	—	—
Conglomerates	12,639,058	—	—
Consumer cyclicals	208,203,434	—	4
Consumer staples	152,949,502	—	199
Energy	67,705,504	—	5,609
Financials	276,713,586	—	—
Health care	192,009,121	—	—
Technology	345,741,566	—	—
Transportation	38,629,974	—	—
Utilities and power	64,794,416	68,078	—
Total common stocks	1,597,003,048	68,078	5,812

Asset-backed securities	—	14,964,147	—
Convertible bonds and notes	—	109,945	—
Convertible preferred stocks	—	250,458	5,400
Corporate bonds and notes	—	448,651,002	116
Foreign government and agency bonds and notes	—	17,464,107	—
Mortgage-backed securities	—	84,306,250	—
Preferred stocks	—	139,961	—
Purchased options outstanding	—	750,124	—
Senior loans	—	3,123,786	—
U.S. government and agency mortgage obligations	—	291,945,650	—
Short-term investments	254,555,567	134,424,321	—
Totals by level	$1,851,558,615	$996,197,829	$11,328

94 Dynamic Asset Allocation Balanced Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(811,744)	$—
Futures contracts	(5,801,185)	—	—
Written options outstanding	—	(262,401)	—
TBA sale commitments	—	(9,188,906)	—
Interest rate swap contracts	—	(168,472)	—
Total return swap contracts	—	2,592,331	—
Credit default contracts	—	2,085,215	—
Totals by level	$(5,801,185)	$(5,753,977)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 95

Statement of assets and liabilities 9/30/19

ASSETS
Investment in securities, at value, including $8,502,096 of securities on loan (Notes 1 and 7):
Unaffiliated issuers (identified cost $2,338,350,911)	$2,585,077,305
Affiliated issuers (identified cost $262,690,467) (Notes 1 and 5)	262,690,467
Foreign currency (cost $1,683,591) (Note 1)	1,677,376
Cash	91,023
Dividends, interest and other receivables	9,364,175
Foreign tax reclaim	578,044
Receivable for shares of the fund sold	20,539,556
Receivable for investments sold	699,339
Receivable for sales of TBA securities (Note 1)	9,203,469
Receivable for variation margin on futures contracts (Note 1)	872,440
Receivable for variation margin on centrally cleared swap contracts (Note 1)	4,009,331
Unrealized appreciation on forward currency contracts (Note 1)	2,409,861
Unrealized appreciation on OTC swap contracts (Note 1)	5,821,998
Premium paid on OTC swap contracts (Note 1)	916,513
Prepaid assets	42,768
Total assets	2,903,993,665

LIABILITIES
Payable for investments purchased	2,532,770
Payable for purchases of TBA securities (Note 1)	95,761,867
Payable for shares of the fund repurchased	23,170,755
Payable for compensation of Manager (Note 2)	1,175,407
Payable for custodian fees (Note 2)	127,144
Payable for investor servicing fees (Note 2)	593,231
Payable for Trustee compensation and expenses (Note 2)	434,409
Payable for administrative services (Note 2)	10,726
Payable for distribution fees (Note 2)	1,178,069
Payable for variation margin on futures contracts (Note 1)	459,843
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,889,494
Unrealized depreciation on OTC swap contracts (Note 1)	2,844,537
Premium received on OTC swap contracts (Note 1)	1,505,297
Unrealized depreciation on forward currency contracts (Note 1)	3,221,605
Written options outstanding, at value (premiums $635,693) (Note 1)	262,401
TBA sale commitments, at value (proceeds receivable $9,196,094) (Note 1)	9,188,906
Collateral on securities loaned, at value (Note 1)	8,682,900
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 7)	548,000
Other accrued expenses	452,543
Total liabilities	156,039,904

Net assets	$2,747,953,761

(Continued on next page)

96 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,509,281,370
Total distributable earnings (Note 1)	238,672,391
Total — Representing net assets applicable to capital shares outstanding	$2,747,953,761

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,377,681,677 divided by 94,692,413 shares)	$14.55
Offering price per class A share (100/94.25 of $14.55)*	$15.44
Net asset value and offering price per class B share ($45,739,906 divided by 3,155,788 shares)**	$14.49
Net asset value and offering price per class C share ($251,217,402 divided by 17,802,224 shares)**	$14.11
Net asset value and redemption price per class M share ($26,141,117 divided by 1,800,300 shares)	$14.52
Offering price per class M share (100/96.50 of $14.52)*	$15.05
Net asset value, offering price and redemption price per class P share
($227,614,154 divided by 15,599,651 shares)	$14.59
Net asset value, offering price and redemption price per class R share
($31,820,776 divided by 2,207,130 shares)	$14.42
Net asset value, offering price and redemption price per class R5 share
($10,876,053 divided by 745,783 shares)	$14.58
Net asset value, offering price and redemption price per class R6 share
($307,002,396 divided by 21,052,717 shares)	$14.58
Net asset value, offering price and redemption price per class Y share
($469,860,280 divided by 32,220,968 shares)	$14.58

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 97

Statement of operations Year ended 9/30/19

INVESTMENT INCOME
Interest (net of foreign tax of $143 ) (including interest income of $5,280,483 from investments
in affiliated issuers) (Note 5)	$39,955,236
Dividends (net of foreign tax of $837,722)	37,947,824
Securities lending (net of expenses) (Notes 1 and 5)	58,516
Total investment income	77,961,576

EXPENSES
Compensation of Manager (Note 2)	14,011,962
Investor servicing fees (Note 2)	3,565,392
Custodian fees (Note 2)	150,923
Trustee compensation and expenses (Note 2)	120,881
Distribution fees (Note 2)	6,862,129
Administrative services (Note 2)	80,155
Other	900,578
Total expenses	25,692,020
Expense reduction (Note 2)	(36,226)
Net expenses	25,655,794

Net investment income	52,305,782

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(23,437,941)
Net increase from payments by affiliates (Note 2)	2,188
Foreign currency transactions (Note 1)	(10,601)
Forward currency contracts (Note 1)	(3,257,556)
Futures contracts (Note 1)	(9,332,511)
Swap contracts (Note 1)	1,877,654
Written options (Note 1)	319,977
Total net realized loss	(33,838,790)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	5,798,033
Assets and liabilities in foreign currencies	(17,536)
Forward currency contracts	(956,248)
Futures contracts	(1,823,862)
Swap contracts	2,117,344
Written options	366,469
Total change in net unrealized appreciation	5,484,200

Net loss on investments	(28,354,590)

Net increase in net assets resulting from operations	$23,951,192

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/19	Year ended 9/30/18
Operations
Net investment income	$52,305,782	$46,670,334
Net realized gain (loss) on investments
and foreign currency transactions	(33,838,790)	168,012,455
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	5,484,200	(6,524,112)
Net increase in net assets resulting from operations	23,951,192	208,158,677
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(25,903,557)	(21,916,545)
Class B	(555,605)	(483,467)
Class C	(3,096,869)	(2,492,451)
Class M	(365,780)	(276,414)
Class P	(4,952,697)	(3,994,205)
Class R	(574,565)	(482,831)
Class R5	(220,060)	(196,048)
Class R6	(6,567,108)	(4,949,665)
Class Y	(9,650,781)	(7,802,390)
Net realized short-term gain on investments
Class A	(14,535,244)	(23,811,028)
Class B	(579,718)	(1,131,527)
Class C	(2,909,870)	(5,468,593)
Class M	(279,721)	(441,508)
Class P	(2,158,707)	(3,440,375)
Class R	(381,563)	(592,538)
Class R5	(110,992)	(185,049)
Class R6	(2,887,368)	(3,818,292)
Class Y	(4,673,976)	(6,593,347)
From net realized long-term gain on investments
Class A	(66,041,444)	(40,666,026)
Class B	(2,633,975)	(1,932,495)
Class C	(13,221,110)	(9,339,619)
Class M	(1,270,923)	(754,037)
Class P	(9,808,170)	(5,875,697)
Class R	(1,733,650)	(1,011,974)
Class R5	(504,295)	(316,039)
Class R6	(13,118,871)	(6,521,129)
Class Y	(21,236,395)	(11,260,548)
Increase from capital share transactions (Note 4)	110,099,567	144,895,441
Total increase (decrease) in net assets	(75,922,255)	187,300,281

NET ASSETS
Beginning of year	2,823,876,016	2,636,575,735
End of year	$2,747,953,761	$2,823,876,016

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 99

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2019	$15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	$14.55	1.07	$1,377,682.97		1.92	137
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01[e]	1.38[e]	374
September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	13.90	.65	1,205,510.98		1.18	343
Class B
September 30, 2019	$15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	$14.49	.28	$45,740	1.72	1.16	137
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76[e]	.62[e]	374
September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	13.85	(.05)	72,356	1.73	.42	343
Class C
September 30, 2019	$15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	$14.11	.28	$251,217	1.72	1.17	137
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76[e]	.63[e]	374
September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	13.58	(.09)	208,644	1.73	.43	343
Class M
September 30, 2019	$15.63	.20	(.22)	(.02)	(.20)	(.89)	(1.09)	$14.52	.55	$26,141	1.47	1.43	137
September 30, 2018	15.39	.18	.94	1.12	(.16)	(.72)	(.88)	15.63	7.45	27,816	1.47	1.20	129
September 30, 2017	13.99	.15	1.52	1.67	(.14)	(.13)	(.27)	15.39	12.07	30,034	1.48	1.04	200
September 30, 2016	13.87	.12	.89	1.01	(.15)	(.74)	(.89)	13.99	7.52	27,883	1.51[e]	.87[e]	374
September 30, 2015	14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	13.87	.15	29,153	1.48	.68	343
Class P
September 30, 2019	$15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	$14.59	1.41	$227,614.58		2.33	137
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
September 30, 2016†	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374
Class R
September 30, 2019	$15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	$14.42	.83	$31,821	1.22	1.68	137
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26[e]	1.13[e]	374
September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	13.81	.39	12,031	1.23	.92	343

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 101

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
September 30, 2019	$15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	$14.58	1.26	$10,876.72		2.18	137
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74[e]	1.72[e]	374
September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	13.93	.97	256.73		1.46	343
Class R6
September 30, 2019	$15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	$14.58	1.36	$307,002.62		2.29	137
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64[e]	1.75[e]	374
September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	13.93	1.08	60,489.63		1.55	343
Class Y
September 30, 2019	$15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	$14.58	1.32	$469,860.72		2.17	137
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76[e]	1.63[e]	374
September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	13.92	.90	260,604.73		1.43	343

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 103

Notes to financial statements 9/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through September 30, 2019.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

104 Dynamic Asset Allocation Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Balanced Fund 105

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

106 Dynamic Asset Allocation Balanced Fund

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent

Dynamic Asset Allocation Balanced Fund 107

pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally

108 Dynamic Asset Allocation Balanced Fund

cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to

Dynamic Asset Allocation Balanced Fund 109

certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,861,223 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,551,404 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,602,467 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $8,682,900 and the value of securities loaned amounted to $8,502,096.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

110 Dynamic Asset Allocation Balanced Fund

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$32,789,939	$—	$32,789,939

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,113,005 to decrease undistributed net investment income, $5,944 to increase paid-in capital and $2,107,061 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$302,083,302
Unrealized depreciation	(61,801,940)
Net unrealized appreciation	240,281,362
Undistributed ordinary income	31,478,096
Capital loss carryforward	(32,789,939)
Cost for federal income tax purposes	$2,595,931,248

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

Dynamic Asset Allocation Balanced Fund 111

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.520% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $2,188 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,117,999	Class R	54,114
Class B	78,462	Class R5	15,297
Class C	400,167	Class R6	144,595
Class M	40,967	Class Y	692,528
Class P	21,263	Total	$3,565,392

112 Dynamic Asset Allocation Balanced Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $30,579 under the expense offset arrangements and by $5,647 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,949, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,409,860
Class B	1.00%	1.00%	504,949
Class C	1.00%	1.00%	2,575,337
Class M	1.00%	0.75%	197,702
Class R	1.00%	0.50%	174,281
Total			$6,862,129

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $257,209 and $3,885 from the sale of class A and class M shares, respectively, and received $18,489 and $7,768 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,043 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,268,912,942	$3,272,503,792
U.S. government securities (Long-term)	—	—
Total	$3,268,912,942	$3,272,503,792

Dynamic Asset Allocation Balanced Fund 113

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	12,061,470	$171,780,979	14,086,216	$215,728,132
Shares issued in connection with
reinvestment of distributions	7,653,188	102,540,536	5,363,172	82,295,570
	19,714,658	274,321,515	19,449,388	298,023,702
Shares repurchased	(17,280,487)	(245,753,806)	(17,838,572)	(275,348,511)
Net increase	2,434,171	$28,567,709	1,610,816	$22,675,191

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	89,917	$1,275,015	194,404	$2,964,573
Shares issued in connection with
reinvestment of distributions	267,564	3,547,721	216,670	3,310,193
	357,481	4,822,736	411,074	6,274,766
Shares repurchased	(1,040,556)	(14,826,849)	(1,010,036)	(15,459,882)
Net decrease	(683,075)	$(10,004,113)	(598,962)	$(9,185,116)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	2,859,041	$39,677,438	4,428,367	$66,287,049
Shares issued in connection with
reinvestment of distributions	1,420,977	18,373,306	1,099,980	16,408,641
	4,280,018	58,050,744	5,528,347	82,695,690
Shares repurchased	(5,095,373)	(70,446,080)	(7,294,008)	(108,108,257)
Net decrease	(815,355)	$(12,395,336)	(1,765,661)	$(25,412,567)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	201,797	$2,786,258	254,870	$3,934,784
Shares issued in connection with
reinvestment of distributions	143,346	1,909,524	94,719	1,450,281
	345,143	4,695,782	349,589	5,385,065
Shares repurchased	(324,657)	(4,631,461)	(520,947)	(8,158,970)
Net increase (decrease)	20,486	$64,321	(171,358)	$(2,773,905)

114 Dynamic Asset Allocation Balanced Fund

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class P	Shares	Amount	Shares	Amount
Shares sold	6,496,975	$93,275,169	4,727,665	$73,462,148
Shares issued in connection with
reinvestment of distributions	1,255,343	16,919,574	865,590	13,310,277
	7,752,318	110,194,743	5,593,255	86,772,425
Shares repurchased	(5,508,680)	(79,837,893)	(4,986,460)	(77,344,236)
Net increase	2,243,638	$30,356,850	606,795	$9,428,189

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	447,826	$6,355,695	743,424	$11,233,042
Shares issued in connection with
reinvestment of distributions	178,662	2,367,083	117,286	1,784,519
	626,488	8,722,778	860,710	13,017,561
Shares repurchased	(947,475)	(13,607,118)	(583,197)	(8,942,332)
Net increase (decrease)	(320,987)	$(4,884,340)	277,513	$4,075,229

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	92,553	$1,345,200	689,731	$10,705,353
Shares issued in connection with
reinvestment of distributions	62,132	835,347	45,339	697,136
	154,685	2,180,547	735,070	11,402,489
Shares repurchased	(104,503)	(1,456,646)	(132,195)	(2,042,515)
Net increase	50,182	$723,901	602,875	$9,359,974

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	5,749,497	$82,354,342	8,017,945	$123,821,897
Shares issued in connection with
reinvestment of distributions	1,670,541	22,507,900	994,125	15,289,086
	7,420,038	104,862,242	9,012,070	139,110,983
Shares repurchased	(4,272,979)	(61,669,886)	(4,856,278)	(75,030,133)
Net increase	3,147,059	$43,192,356	4,155,792	$64,080,850

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	9,796,873	$140,368,753	11,637,195	$180,282,050
Shares issued in connection with
reinvestment of distributions	2,462,446	33,130,411	1,544,638	23,753,382
	12,259,319	173,499,164	13,181,833	204,035,432
Shares repurchased	(9,778,953)	(139,020,945)	(8,539,462)	(131,387,836)
Net increase	2,480,366	$34,478,219	4,642,371	$72,647,596

At the close of the reporting period, the Putnam RetirementReady Funds owned 8.3% of the outstanding shares of the fund.

Dynamic Asset Allocation Balanced Fund 115

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/18	cost	proceeds	income	of 9/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$2,307,325	$187,094,297	$180,718,722	$294,093	$8,682,900
Putnam Short Term
Investment Fund**	209,177,907	581,726,370	536,896,710	5,280,483	254,007,567
Total Short-term
investments	$211,485,232	$768,820,667	$717,615,432	$5,574,576	$262,690,467

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$56,800,000
Written currency options (contract amount)	$62,900,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$532,000,000
Centrally cleared interest rate swap contracts (notional)	$327,300,000
OTC total return swap contracts (notional)	$306,000,000
OTC credit default contracts (notional)	$35,000,000
Centrally cleared credit default contracts (notional)	$157,100,000
Warrants (number of warrants)	500

116 Dynamic Asset Allocation Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$4,820,518*	Unrealized depreciation	$2,735,303*
Foreign exchange
contracts	Investments, Receivables	3,159,985	Payables	3,484,006
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	6,377,652*	Unrealized depreciation	6,507,212*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	374,137*	Unrealized depreciation	3,621,903*
Total		$14,732,292		$16,348,424

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$4,074,183	$4,074,183
Foreign exchange
contracts	—	276,508	—	(3,257,556)	—	$(2,981,048)
Equity contracts	26	—	(18,146,648)	—	(81,780)	$(18,228,402)
Interest rate
contracts	—	—	8,814,137	—	(2,114,749)	$6,699,388
Total	$26	$276,508	$(9,332,511)	$(3,257,556)	$1,877,654	$(10,435,879)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(187,902)	$(187,902)
Foreign exchange
contracts	—	51,525	—	(956,248)	—	$(904,723)
Equity contracts	(176)	—	(2,621,218)	—	2,199,899	$(421,495)
Interest rate
contracts	—	—	797,356	—	105,347	$902,703
Total	$(176)	$51,525	$(1,823,862)	$(956,248)	$2,117,344	$(611,417)

Dynamic Asset Allocation Balanced Fund 117

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$3,892,549	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,892,549
OTC Total return swap contracts*#	—	3,242	—	—	2,111,497	—	3,361	2,892,278	—	—	1,282	—	—	—	—	—	—	5,011,660
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	150	7,415	11,214	—	—	18,123	1,522	3,902	—	—	—	—	42,326
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	119,067	168,642	73,353	—	—	118,369	44,620	69,308	—	—	—	—	593,359
Centrally cleared credit default contracts§	—	—	116,782	—	—	—	—	—	—	—	—	—	—	—	—	—	—	116,782
Futures contracts§	—	—	—	846,456	—	—	—	—	—	—	25,984	—	—	—	—	—	—	872,440
Forward currency contracts#	317,337	252,366	—	—	207,228	—	8,107	686,277	368,343	446,624	—	—	—	24,329	59,417	34,337	5,496	2,409,861
Purchased options**#	243,738	—	—	—	253,193	—	—	253,193	—	—	—	—	—	—	—	—	—	750,124
Total Assets	$561,075	$255,608	$4,009,331	$846,456	$2,571,918	$119,217	$187,525	$3,916,315	$368,343	$446,624	$163,758	$46,142	$73,210	$24,329	$59,417	$34,337	$5,496	$13,689,101
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	3,889,494	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,889,494
OTC Total return swap contracts*#	—	2,117	—	—	2,231,539	—	33	185,632	—	—	8	—	—	—	—	—	—	2,419,329
OTC Credit default contracts —
protection sold*#	14,213	6,560	—	—	—	80,860	154,315	260,229	—	—	240,458	14,045	64,974	—	—	—	—	835,654
OTC Credit default contracts –
protection purchased*#	—	—	—	—	—	3,685	—	—	—	—	—	—	—	—	—	—	—	3,685
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	354,640	—	—	—	—	—	—	105,203	—	—	—	—	—	—	459,843
Forward currency contracts#	886,573	110,984	—	—	367,228	—	39,371	174,192	301,477	278,423	—	—	—	673,701	176,225	29,358	184,073	3,221,605
Written options#	—	—	—	—	131,201	—	—	131,200	—	—	—	—	—	—	—	—	—	262,401
Total Liabilities	$900,786	$119,661	$3,889,494	$354,640	$2,729,968	$84,545	$193,719	$751,253	$301,477	$278,423	$345,669	$14,045	$64,974	$673,701	$176,225	$29,358	$184,073	$11,092,011
Total Financial and Derivative Net Assets	$(339,711)	$135,947	$119,837	$491,816	$(158,050)	$34,672	$(6,194)	$3,165,062	$66,866	$168,201	$(181,911)	$32,097	$8,236	$(649,372)	$(116,808)	$4,979	$(178,577)	$2,597,090
Total collateral received (pledged)†##	$(339,711)	$135,947	$—	$—	$(158,050)	$—	$110,000	$2,861,223	$—	$168,201	$(134,649)	$—	$—	$(585,961)	$(116,808)	$—	$—
Net amount	$—	$—	$119,837	$491,816	$—	$34,672	$(116,194)	$303,839	$66,866	$—	$(47,262)	$32,097	$8,236	$(63,411)	$—	$4,979	$(178,577)
Controlled collateral received (including
TBA commitments)**	$—	$210,000	$—	$—	$—	$—	$110,000	$—	$—	$200,000	$28,000	$—	$—	$—	$—	$—	$—	$548,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$2,861,223	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,861,223
Collateral (pledged) (including
TBA commitments)**	$(455,896)	$—	$—	$—	$(263,287)	$—	$—	$—	$—	$—	$(134,649)	$—	$—	$(585,961)	$(162,674)	$—	$—	$(1,602,467)

118 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 119

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $8,835,724 and $3,219,621, respectively.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 10: New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

120 Dynamic Asset Allocation Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Conservative Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 9/30/19

COMMON STOCKS (42.0%)*	Shares	Value
Basic materials (1.4%)
Air Liquide SA (France)	539	$76,725
Akzo Nobel NV (Netherlands)	126	11,233
Anglo American PLC (United Kingdom)	29,023	667,742
Arkema SA (France)	4,619	430,549
Armstrong World Industries, Inc.	3,400	328,780
Axalta Coating Systems, Ltd. †	19,200	578,880
Azrieli Group, Ltd. (Israel)	237	18,612
BHP Billiton PLC (United Kingdom)	23,260	495,455
Boliden AB (Sweden)	4,482	103,012
Celanese Corp.	3,800	464,702
CF Industries Holdings, Inc.	26,400	1,298,880
Corteva, Inc.	65,000	1,820,000
Covestro AG (Germany)	16,883	835,434
CRH PLC (Ireland)	11,844	407,807
Eastman Chemical Co.	9,200	679,236
Eiffage SA (France)	524	54,326
Fortescue Metals Group, Ltd. (Australia)	78,316	465,163
Glencore PLC (United Kingdom)	4,721	14,207
HeidelbergCement AG (Germany)	8,196	592,452
HOCHTIEF AG (Germany)	3,145	358,558
JFE Holdings, Inc. (Japan)	3,600	43,283
LyondellBasell Industries NV Class A	2,700	241,569
Newcrest Mining, Ltd. (Australia)	2,767	64,899
NewMarket Corp.	700	330,463
Nippon Steel Corp. (Japan)	4,100	57,087
Nucor Corp.	902	45,921
PPG Industries, Inc.	4,400	521,444
Reliance Steel & Aluminum Co.	4,500	448,470
Rio Tinto PLC (United Kingdom)	21,867	1,131,655
Rio Tinto, Ltd. (Australia)	1,303	81,500
Sherwin-Williams Co. (The)	491	269,986
Shin-Etsu Chemical Co., Ltd. (Japan)	7,700	823,232
Steel Dynamics, Inc.	22,700	676,460
Taisei Corp. (Japan)	11,900	460,592
Tosoh Corp. (Japan)	19,900	262,818
W.R. Grace & Co.	3,000	200,280
		15,361,412
Capital goods (2.7%)
ACS Actividades de Construccion y Servicios SA (Spain)	14,948	597,286
Allison Transmission Holdings, Inc.	13,500	635,175
BAE Systems PLC (United Kingdom)	11,275	79,020
Ball Corp.	9,049	658,858
Berry Plastics Group, Inc. †	14,800	581,196
Caterpillar, Inc.	11,700	1,477,827
Cummins, Inc.	13,700	2,228,579
Curtiss-Wright Corp.	1,600	206,992
Dassault Aviation SA (France)	115	162,697
Dover Corp.	8,200	816,392

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (42.0%)* cont.	Shares	Value
Capital goods cont.
Emerson Electric Co.	20,600	$1,377,316
Faurecia SA (France)	12,094	573,675
General Dynamics Corp.	304	55,550
HD Supply Holdings, Inc. †	19,936	780,993
HEICO Corp.	4,700	586,936
Hitachi, Ltd. (Japan)	26,200	974,822
Honeywell International, Inc.	23,764	4,020,869
IDEX Corp.	4,100	671,908
Ingersoll-Rand PLC	18,400	2,267,064
Johnson Controls International PLC	1,146	50,298
L3Harris Technologies, Inc.	343	71,564
Legrand SA (France)	5,749	410,306
Lockheed Martin Corp.	11,610	4,528,597
Northrop Grumman Corp.	188	70,461
Obayashi Corp. (Japan)	22,500	223,908
Republic Services, Inc.	9,500	822,225
Roper Technologies, Inc.	2,000	713,200
Sandvik AB (Sweden)	54,232	844,823
Teledyne Technologies, Inc. †	1,600	515,184
Tervita Corp. (Canada) †	59	334
Waste Management, Inc.	21,144	2,431,560
		29,435,615
Communication services (2.2%)
Altice USA, Inc. Class A †	38,100	1,092,708
AT&T, Inc.	17,007	643,545
BCE, Inc. (Canada)	2,609	126,191
BT Group PLC (United Kingdom)	102,775	225,666
Comcast Corp. Class A	139,400	6,284,152
Crown Castle International Corp. R	15,200	2,112,952
Deutsche Telekom AG (Germany)	48,209	808,884
Equinix, Inc. R	800	461,440
Eutelsat Communications SA (France)	5,479	101,969
Hikari Tsushin, Inc. (Japan)	2,000	432,462
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	33,000	52,378
Juniper Networks, Inc.	28,448	704,088
KDDI Corp. (Japan)	40,200	1,050,312
Nippon Telegraph & Telephone Corp. (Japan)	12,300	586,532
NTT DoCoMo, Inc. (Japan)	2,700	68,745
SES SA (France)	1,806	32,922
Telephone & Data Systems, Inc.	10,900	281,220
Telstra Corp., Ltd. (Australia)	317,568	752,342
Verizon Communications, Inc.	144,366	8,713,932
		24,532,440
Conglomerates (0.3%)
AMETEK, Inc.	11,900	1,092,658
Danaher Corp.	16,400	2,368,652
Mitsui & Co., Ltd. (Japan)	3,600	58,865
Orkla ASA (Norway)	5,864	53,344
		3,573,519

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.0%)* cont.	Shares	Value
Consumer cyclicals (5.5%)
ABC-Mart, Inc. (Japan)	600	$38,123
Amazon.com, Inc. †	7,224	12,540,214
Aristocrat Leisure, Ltd. (Australia)	36,394	751,663
Automatic Data Processing, Inc.	20,917	3,376,422
AutoZone, Inc. †	71	77,008
Berkeley Group Holdings PLC (The) (United Kingdom)	4,672	240,061
Best Buy Co., Inc.	31,700	2,186,983
Booking Holdings, Inc. †	2,100	4,121,481
Brambles, Ltd. (Australia)	13,176	101,382
Bridgestone Corp. (Japan)	2,700	104,480
CK Hutchison Holdings, Ltd. (Hong Kong)	41,500	366,409
Clear Channel Outdoor Holdings, Inc. †	1,356	3,417
Compagnie Generale des Etablissements Michelin SCA (France)	6,881	767,995
Compass Group PLC (United Kingdom)	3,000	77,203
CoStar Group, Inc. †	800	474,560
Daiwa House Industry Co., Ltd. (Japan)	11,400	369,650
Discovery, Inc. Class A † S	31,500	838,845
Dollar Tree, Inc. †	756	86,305
Ecolab, Inc.	154	30,498
Expedia, Inc.	15,800	2,123,678
Extended Stay America, Inc. (Units)	20,400	298,656
Fiat Chrysler Automobiles NV (Italy)	53,583	693,358
Ford Motor Co.	2,232	20,445
Fox Corp. Class B	476	15,013
Geberit International AG (Switzerland)	963	459,863
Genting Bhd (Singapore)	456,800	290,840
Harvey Norman Holdings, Ltd. (Australia)	20,025	61,227
Harvey Norman Holdings, Ltd. (Rights) (Australia) †	3,669	4,445
Hermes International (France)	1,272	878,988
Hilton Worldwide Holdings, Inc.	19,500	1,815,645
Home Depot, Inc. (The)	688	159,630
iHeartMedia, Inc. Class A †	577	8,655
Industria de Diseno Textil SA (Inditex) (Spain)	12,272	379,875
Interpublic Group of Cos., Inc. (The)	25,600	551,936
Jardine Matheson Holdings, Ltd. (Hong Kong)	600	32,100
KAR Auction Services, Inc. S	18,700	459,085
Kering SA (France)	1,678	855,119
Kimberly-Clark Corp.	541	76,849
Liberty Media Corp.-Liberty SiriusXM Class A †	7,200	299,304
Liberty Media Corp.-Liberty SiriusXM Class C †	1,800	75,528
Lowe’s Cos., Inc.	24,000	2,639,040
Macquarie Infrastructure Co., LLC	5,600	221,032
News Corp. Class A	19,586	272,637
Nielsen Holdings PLC	25,300	537,625
Nintendo Co., Ltd. (Japan)	2,500	925,318
Norwegian Cruise Line Holdings, Ltd. †	18,400	952,568
Omnicom Group, Inc.	22,800	1,785,240
PayPal Holdings, Inc. †	66,100	6,847,299
Peugeot SA (France)	37,143	926,275

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (42.0%)* cont.	Shares	Value
Consumer cyclicals cont.
Porsche Automobil Holding SE (Preference) (Germany)	1,050	$68,324
Publicis Groupe SA (France)	640	31,474
PulteGroup, Inc.	9,300	339,915
Ross Stores, Inc.	698	76,675
RTL Group SA (Belgium)	663	31,883
Secom Co., Ltd. (Japan)	300	27,352
ServiceMaster Global Holdings, Inc. †	5,700	318,630
Sinclair Broadcast Group, Inc. Class A	10,800	461,592
Sony Corp. (Japan)	19,600	1,150,531
Subaru Corp. (Japan)	500	14,058
Taylor Wimpey PLC (United Kingdom)	140,190	278,378
TJX Cos., Inc. (The)	2,425	135,170
Toyota Motor Corp. (Japan)	700	46,716
Verisk Analytics, Inc. Class A	5,500	869,770
Volvo AB (Sweden)	61,347	861,558
Walmart, Inc.	30,400	3,607,872
Walt Disney Co. (The)	589	76,758
Wolters Kluwer NV (Netherlands)	11,936	871,386
		60,488,014
Consumer staples (4.1%)
Altria Group, Inc.	454	18,569
Ashtead Group PLC (United Kingdom)	29,842	830,712
Associated British Foods PLC (United Kingdom)	19,830	561,517
British American Tobacco PLC (United Kingdom)	13,162	486,714
Carlsberg A/S Class B (Denmark)	5,843	863,661
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	9	66,460
Coca-Cola Co. (The)	122,092	6,646,688
Coca-Cola European Partners PLC (United Kingdom)	3,824	212,041
Coca-Cola HBC AG (Switzerland)	20,664	675,075
Darden Restaurants, Inc.	13,200	1,560,504
Essity AB Class B (Sweden)	24,563	716,875
Heineken Holding NV (Netherlands)	324	32,260
Hershey Co. (The)	12,185	1,888,553
Imperial Brands PLC (United Kingdom)	19,458	437,389
ITOCHU Corp. (Japan)	44,300	914,065
Japan Tobacco, Inc. (Japan)	1,600	35,011
Koninklijke Ahold Delhaize NV (Netherlands)	4,391	109,862
Mondelez International, Inc. Class A	63,445	3,509,777
Nestle SA (Switzerland)	12,589	1,365,801
PepsiCo, Inc.	35,391	4,852,106
Procter & Gamble Co. (The)	55,996	6,964,782
Rakuten, Inc. (Japan)	30,000	295,491
Starbucks Corp.	74,246	6,564,831
Sundrug Co., Ltd. (Japan)	4,800	150,936
Swedish Match AB (Sweden)	533	22,042
Sysco Corp.	4,372	347,137
Tesco PLC (United Kingdom)	67,567	200,216
Unilever NV (Netherlands)	21,179	1,273,086
Unilever PLC (United Kingdom)	19,304	1,160,652

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.0%)* cont.	Shares	Value
Consumer staples cont.
US Foods Holding Corp. †	15,100	$620,610
Wesfarmers, Ltd. (Australia)	1,997	53,645
WH Group, Ltd. (Hong Kong)	86,500	77,476
Wilmar International, Ltd. (Singapore)	73,900	199,433
WM Morrison Supermarkets PLC (United Kingdom)	16,254	40,030
Woolworths Group, Ltd. (Australia)	38,457	967,660
		44,721,667
Energy (1.8%)
Chevron Corp.	71,319	8,458,433
ConocoPhillips	66,100	3,766,378
Equinor ASA (Norway)	37,921	721,310
Exxon Mobil Corp.	8,658	611,341
HollyFrontier Corp.	4,100	219,924
MWO Holdings, LLC (Units) F	42	1,421
Nine Point Energy F	540	1,080
Occidental Petroleum Corp.	1,509	67,105
OMV AG (Austria)	6,876	369,029
Phillips 66	25,688	2,630,451
Plains GP Holdings LP Class A †	5,117	108,634
Repsol SA (Spain)	695	10,863
Royal Dutch Shell PLC Class B (United Kingdom)	74,687	2,200,279
Santos, Ltd. (Australia)	115,516	602,689
		19,768,937
Financials (7.3%)
3i Group PLC (United Kingdom)	35,236	505,379
ABN AMRO Group NV GDR (Netherlands)	33,814	596,139
Aflac, Inc.	31,273	1,636,203
AGNC Investment Corp. R	55,000	884,950
AIB Group PLC (Ireland)	9,425	27,983
Allianz SE (Germany)	5,779	1,347,003
Allstate Corp. (The)	12,808	1,391,973
Ally Financial, Inc.	25,000	829,000
American Express Co.	794	93,914
American Financial Group, Inc.	3,300	355,905
Ameriprise Financial, Inc.	11,900	1,750,490
Annaly Capital Management, Inc. R	109,600	964,480
Apartment Investment & Management Co. Class A R	8,100	422,334
Apple Hospitality REIT, Inc. R	15,300	253,674
Aroundtown SA (Luxembourg)	3,528	28,855
Athene Holding, Ltd. Class A (Bermuda) †	14,531	611,174
AvalonBay Communities, Inc. R	4,800	1,033,584
Aviva PLC (United Kingdom)	172,335	846,094
AXA SA (France)	3,174	81,056
Axis Capital Holdings, Ltd.	3,700	246,864
Baloise Holding AG (Switzerland)	2,470	442,499
Banco Bilbao Vizcaya Argenta (Spain)	183,143	954,268
Bank Leumi Le-Israel BM (Israel)	86,271	613,979
Bank of Montreal (Canada)	1,034	76,158
BNP Paribas SA (France)	22,305	1,085,988

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (42.0%)* cont.	Shares	Value
Financials cont.
BOC Hong Kong Holdings, Ltd. (Hong Kong)	82,000	$278,296
Brixmor Property Group, Inc. R	33,300	675,657
Broadridge Financial Solutions, Inc.	1,364	169,723
Brookfield Property REIT, Inc. Class A R S	12,700	258,953
Camden Property Trust R	4,800	532,848
Canadian Imperial Bank of Commerce (Canada)	853	70,379
Capital One Financial Corp.	22,700	2,065,246
CBRE Group, Inc. Class A †	16,000	848,160
Cheung Kong Property Holdings, Ltd. (Hong Kong)	117,000	792,669
Chimera Investment Corp. R	11,300	221,028
Citigroup, Inc.	117,400	8,109,992
CME Group, Inc.	887	187,459
CNP Assurances (France)	1,332	25,741
Credit Agricole SA (France)	50,566	613,975
Deutsche Boerse AG (Germany)	3,336	521,413
Deutsche Wohnen AG (Germany)	3,725	135,972
Direct Line Insurance Group PLC (United Kingdom)	15,589	57,541
Discover Financial Services	21,000	1,702,890
Duke Realty Corp. R	20,600	699,782
E*Trade Financial Corp.	31,900	1,393,711
Equity Lifestyle Properties, Inc. R	3,000	400,800
Everest Re Group, Ltd.	2,000	532,180
Federal Realty Investment Trust R	3,100	422,034
Gaming and Leisure Properties, Inc. R	12,300	470,352
Goldman Sachs Group, Inc. (The)	7,300	1,512,779
Goodman Group (Australia) R	33,741	322,928
Hang Seng Bank, Ltd. (Hong Kong)	28,400	612,374
Hartford Financial Services Group, Inc. (The)	24,200	1,466,762
Henderson Land Development Co., Ltd. (Hong Kong)	102,900	479,203
Hongkong Land Holdings, Ltd. (Hong Kong)	7,700	43,274
HSBC Holdings PLC (United Kingdom)	11,213	86,113
Intercontinental Exchange, Inc.	137	12,641
Investor AB Class B (Sweden)	4,982	243,481
Invitation Homes, Inc. R	29,400	870,534
Israel Discount Bank, Ltd. Class A (Israel)	82,597	363,296
Japan Prime Realty Investment Corp. (Japan) R	36	170,802
Jones Lang LaSalle, Inc.	3,100	431,086
JPMorgan Chase & Co.	96,388	11,343,904
KBC Groep NV (Belgium)	6,207	403,348
Kerry Properties, Ltd. (Hong Kong)	18,000	55,463
Klepierre (France) R	1,902	64,597
Legal & General Group PLC (United Kingdom)	277,569	847,752
Liberty Property Trust R	7,800	400,374
Lincoln National Corp.	17,300	1,043,536
Loews Corp.	939	48,340
LPL Financial Holdings, Inc.	5,000	409,500
Medical Properties Trust, Inc. R	34,800	680,688
MetLife, Inc.	61,700	2,909,772
MGIC Investment Corp.	38,400	483,072

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.0%)* cont.	Shares	Value
Financials cont.
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	25,100	$144,855
Mizuho Financial Group, Inc. (Japan)	43,900	67,236
Morgan Stanley	62,900	2,683,943
National Australia Bank, Ltd. (Australia)	1,723	34,539
National Bank of Canada (Canada)	1,850	92,050
New Residential Investment Corp. R	42,800	671,104
NN Group NV (Netherlands)	447	15,854
OneMain Holdings, Inc.	6,200	227,416
ORIX Corp. (Japan)	56,800	846,287
Outfront Media, Inc. R	11,500	319,470
Partners Group Holding AG (Switzerland)	1,100	844,025
Popular, Inc. (Puerto Rico)	6,400	346,112
Prudential Financial, Inc.	21,400	1,924,930
Raymond James Financial, Inc.	7,600	626,696
Reinsurance Group of America, Inc.	3,215	514,014
RenaissanceRe Holdings, Ltd.	287	55,520
Sampo Oyj Class A (Finland)	725	28,827
Sekisui House, Ltd. (Japan)	10,300	202,428
Singapore Exchange, Ltd. (Singapore)	9,300	56,992
STORE Capital Corp. R	17,400	650,934
Sumitomo Mitsui Financial Group, Inc. (Japan)	30,093	1,028,380
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,700	277,449
Sun Communities, Inc. R	3,400	504,730
Sun Hung Kai Properties, Ltd. (Hong Kong)	24,000	345,407
Swire Properties, Ltd. (Hong Kong)	23,800	74,700
Swiss Life Holding AG (Switzerland)	383	183,086
Swiss Prime Site AG (Switzerland)	506	49,507
Synchrony Financial	54,500	1,857,905
TD Ameritrade Holding Corp.	498	23,257
Toronto-Dominion Bank (Canada)	1,653	96,384
Two Harbors Investment Corp. R	21,800	286,234
U.S. Bancorp	970	53,680
Unum Group	20,300	603,316
VICI Properties, Inc. R S	33,200	751,980
Vonovia SE (Germany)	2,044	103,707
Weingarten Realty Investors R	8,600	250,518
Zurich Insurance Group AG (Switzerland)	275	105,255
		80,521,093
Health care (5.0%)
Abbott Laboratories	57,300	4,794,291
AbbVie, Inc.	28,665	2,170,514
Advanz Pharma Corp. (Canada) †	214	2,566
Alfresa Holdings Corp. (Japan)	10,200	227,631
Allergan PLC	7,500	1,262,175
AmerisourceBergen Corp.	9,800	806,834
Amgen, Inc.	22,239	4,303,469
Astellas Pharma, Inc. (Japan)	61,800	879,346
Biogen, Inc. †	8,900	2,072,098
Bristol-Myers Squibb Co.	3,873	196,400

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (42.0%)* cont.	Shares	Value
Health care cont.
Cardinal Health, Inc.	4,400	$207,636
Charles River Laboratories International, Inc. †	2,700	357,399
Chemed Corp.	1,200	501,084
Cigna Corp.	91	13,813
Cooper Cos., Inc. (The)	2,400	712,800
Dentsply Sirona, Inc.	13,500	719,685
Edwards Lifesciences Corp. †	7,300	1,605,343
Eli Lilly & Co.	8,480	948,318
Fresenius Medical Care AG & Co., KGaA (Germany)	387	26,026
Gilead Sciences, Inc.	23,866	1,512,627
GlaxoSmithKline PLC (United Kingdom)	22,606	484,915
H Lundbeck A/S (Denmark)	269	8,922
Hill-Rom Holdings, Inc.	4,800	505,104
Hologic, Inc. †	12,300	621,027
Ipsen SA (France)	1,507	143,067
Johnson & Johnson	37,783	4,888,365
Koninklijke Philips NV (Netherlands)	22,013	1,019,706
Laboratory Corp. of America Holdings †	96	16,128
Masimo Corp. †	1,100	163,669
McKesson Corp.	15,082	2,061,106
Medtronic PLC	52,083	5,657,255
Merck & Co., Inc.	56,166	4,728,054
Novartis AG (Switzerland)	14,348	1,244,102
Novo Nordisk A/S Class B (Denmark)	24,448	1,256,851
Ono Pharmaceutical Co., Ltd. (Japan)	600	10,860
Pfizer, Inc.	52,978	1,903,500
Quest Diagnostics, Inc.	779	83,376
Roche Holding AG (Switzerland)	7,138	2,077,283
Sanofi (France)	484	44,872
Sartorius Stedim Biotech (France)	1,490	208,525
Shionogi & Co., Ltd. (Japan)	16,000	887,713
Smith & Nephew PLC (United Kingdom)	5,913	142,426
Sonic Healthcare, Ltd. (Australia)	3,144	59,523
Suzuken Co., Ltd. (Japan)	4,700	252,116
Thermo Fisher Scientific, Inc.	2,900	844,683
UCB SA (Belgium)	6,676	484,616
UnitedHealth Group, Inc.	213	46,289
Zimmer Biomet Holdings, Inc.	11,200	1,537,424
Zoetis, Inc.	7,057	879,232
		55,580,764
Technology (9.0%)
Accenture PLC Class A	1,054	202,737
Adobe, Inc. †	22,100	6,105,125
Agilent Technologies, Inc.	25,000	1,915,750
Alphabet, Inc. Class A †	11,402	13,923,388
Apple, Inc.	41,642	9,326,558
Aspen Technology, Inc. †	6,100	750,788
Avaya Holdings Corp. †	4,685	47,928
Black Knight, Inc. †	7,500	457,950

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.0%)* cont.	Shares	Value
Technology cont.
Broadcom, Inc.	8,200	$2,263,774
Brother Industries, Ltd. (Japan)	6,600	119,395
Cadence Design Systems, Inc. †	21,006	1,388,076
Capgemini SE (France)	4,233	498,747
CDW Corp. of Delaware S	8,100	998,244
Cisco Systems, Inc.	177,463	8,768,447
Cognizant Technology Solutions Corp. Class A	1,616	97,388
eBay, Inc.	70,000	2,728,600
F5 Networks, Inc. †	8,126	1,141,053
Facebook, Inc. Class A †	3,600	641,088
Fair Isaac Corp. †	1,800	546,336
Fidelity National Information Services, Inc.	695	92,268
Fiserv, Inc. †	454	47,030
Fortinet, Inc. †	22,100	1,696,396
FUJIFILM Holdings Corp. (Japan)	14,000	613,734
Fujitsu, Ltd. (Japan)	2,700	216,125
Garmin, Ltd.	7,700	652,113
Genpact, Ltd.	11,300	437,875
Hoya Corp. (Japan)	11,600	946,131
IBM Corp.	19,185	2,789,883
Intel Corp.	809	41,688
Intuit, Inc.	15,447	4,107,975
Keysight Technologies, Inc. †	12,300	1,196,175
KLA Corp.	12,200	1,945,290
Lam Research Corp.	3,300	762,663
Leidos Holdings, Inc.	14,243	1,223,189
Maxim Integrated Products, Inc.	678	39,263
Microsoft Corp.	62,522	8,692,433
NEC Corp. (Japan)	2,300	96,999
Nexon Co., Ltd. (Japan) †	45,000	545,619
Nomura Research Institute, Ltd. (Japan)	19,900	395,883
NTT Data Corp. (Japan)	8,300	107,008
Nuance Communications, Inc. †	13,300	216,923
Oracle Corp.	125,700	6,917,271
Oracle Corp. (Japan)	600	51,995
Otsuka Corp. (Japan)	10,400	414,076
Proofpoint, Inc. †	4,600	593,630
Qorvo, Inc. †	310	22,983
Qualcomm, Inc.	30,100	2,296,028
ServiceNow, Inc. †	3,600	913,860
SoftBank Group Corp. (Japan)	10,100	396,060
STMicroelectronics NV (France)	16,418	317,275
Synopsys, Inc. †	365	50,096
Texas Instruments, Inc.	1,176	151,986
Thales SA (France)	1,411	162,251
Tokyo Electron, Ltd. (Japan)	1,300	247,255
Veeva Systems, Inc. Class A †	13,900	2,122,391
Xerox Holdings Corp.	24,100	720,831
Xilinx, Inc.	28,300	2,713,970

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (42.0%)* cont.	Shares	Value
Technology cont.
Yahoo Japan Corp. (Japan)	21,800	$61,292
Zebra Technologies Corp. Class A †	6,300	1,300,131
		98,237,416
Transportation (1.0%)
Aena SME SA (Spain)	4,431	811,367
Aurizon Holdings, Ltd. (Australia)	145,019	577,495
Delta Air Lines, Inc.	53,059	3,056,198
Deutsche Post AG (Germany)	19,913	665,125
Groupe Eurotunnel SA (France)	831	12,481
Japan Airlines Co., Ltd. (Japan)	13,200	392,123
Kamigumi Co., Ltd. (Japan)	4,400	99,618
Kyushu Railway Co. (Japan)	400	12,745
MTR Corp. (Hong Kong)	8,500	47,718
Norfolk Southern Corp.	10,400	1,868,464
Singapore Technologies Engineering, Ltd. (Singapore)	52,400	145,582
Union Pacific Corp.	18,600	3,012,828
West Japan Railway Co. (Japan)	5,000	422,243
Yangzijiang Shipbuilding Holdings, Ltd. (China)	449,700	312,348
		11,436,335
Utilities and power (1.7%)
AES Corp.	61,300	1,001,642
American Electric Power Co., Inc.	1,393	130,510
Canadian Utilities, Ltd. Class A (Canada)	411	12,114
CenterPoint Energy, Inc.	41,900	1,264,542
CLP Holdings, Ltd. (Hong Kong)	25,500	267,926
Consolidated Edison, Inc.	3,428	323,843
DTE Energy Co.	646	85,892
E.ON SE (Germany)	76,754	746,146
Enel SpA (Italy)	151,383	1,130,415
Eni SpA (Italy)	33,508	512,551
Entergy Corp.	8,500	997,560
Evergy, Inc.	14,100	938,496
Exelon Corp.	61,559	2,973,915
GenOn Energy, Inc.	114	23,940
IDACORP, Inc.	2,700	304,209
Kinder Morgan, Inc.	115,989	2,390,533
National Grid PLC (United Kingdom)	1,835	19,898
NRG Energy, Inc.	28,000	1,108,800
Pinnacle West Capital Corp.	9,938	964,682
Public Service Enterprise Group, Inc.	30,900	1,918,272
Snam SpA (Italy)	61,401	310,126
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	1,768
Vistra Energy Corp.	49,700	1,328,481
		18,756,261
Total common stocks (cost $396,026,625)		$462,413,473

34 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)*	amount	Value
Basic materials (1.2%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$110,000	$119,325
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	50,000	51,094
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	15,000	16,819
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	105,000	127,167
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	85,000	87,763
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	40,000	40,400
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	85,000	83,287
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	150,000	158,250
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	130,000	135,081
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	200,000	206,750
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	52,000	54,080
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	75,000	80,813
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	50,000	51,373
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	180,000	170,154
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	350,000	362,877
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	220,000	233,304
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	200,000	205,300
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	110,000	107,800
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	830,000	905,455
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	50,000	43,127
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	80,000	75,400
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	55,000	54,313
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	175,000	172,813
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	30,000
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	765,000	797,880
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	50,000	45,050
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	260,000	265,200
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	500,000	534,255
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	511,000	531,612

Dynamic Asset Allocation Conservative Fund 35

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Basic materials cont.
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	$120,000	$127,260
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	95,000	96,306
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	135,000	133,650
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	470,000	519,150
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	405,000	410,925
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	40,000	42,150
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	80,000	83,400
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	85,000	87,763
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	14,000	14,543
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	20,000	20,832
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	70,000	71,750
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	55,000	52,938
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	33,000	33,060
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	135,000	132,806
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	25,000	25,000
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	190,000	199,253
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	75,000	78,656
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	120,000	141,832
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	520,000	542,391
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	363,000	399,847
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	240,950
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	125,000	128,750
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	475,849
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	95,000	96,283
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	90,000	107,888
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	35,000	36,663
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	15,000	15,150
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	60,000	61,578
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	4,000	4,070
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	40,000	40,812
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	130,000	111,475
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	120,000	124,651
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	45,000	42,559

36 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Basic materials cont.
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	$115,000	$119,600
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	80,000	81,300
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	767,000	753,847
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	515,000	705,032
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	175,000	242,079
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	260,000	364,293
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	90,000	96,975
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	32,000	33,720
		12,843,778
Capital goods (1.1%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	150,000	153,938
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	70,000	73,850
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	40,000	41,335
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	50,000	51,750
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	24,000	24,330
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	85,000	87,231
Berry Global, Inc. 144A notes 4.50%, 2/15/26	30,000	29,588
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	190,000	190,323
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	40,000	43,448
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	110,000	109,544
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	155,000	155,969
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	140,000	143,150
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	40,000	42,400
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	65,000	67,844
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	60,000	62,775
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	65,000	78,975
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	579,462
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	74,000	73,723
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	260,000	287,508
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	161,331
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	100,000	110,875
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	150,000	159,870
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	293,533

Dynamic Asset Allocation Conservative Fund 37

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Capital goods cont.
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	$175,000	$184,188
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	427,105
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	575,000	633,877
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	376,000	422,414
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	502,000	539,259
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	95,000	96,425
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	860,000	902,568
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	165,000	171,394
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	480,000	517,334
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	20,000	21,050
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	95,000	96,188
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	60,000	57,300
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	195,000	245,942
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	815,000	825,153
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	170,000	174,658
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	225,000	231,818
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	140,000	143,850
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	190,000	202,113
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	85,000	88,400
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	15,000	15,563
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	145,000	152,613
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	58,000	59,813
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	175,000	187,906
United Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	745,000	842,883
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,620,000	1,618,148
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	55,000	53,006
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	40,000	35,900
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	430,000	458,704
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	180,000	183,509
		12,611,833
Communication services (2.4%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,115,000	1,137,433
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	735,000	773,963
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	2,060,000	2,226,938

38 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Communication services cont.
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	$1,443,000	$1,527,175
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	463,000	468,474
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	230,000	254,032
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	628,784
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	30,000	30,863
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	140,000	146,636
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	385,000	410,025
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	190,000	200,830
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	980,000	1,192,490
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	337,000	369,674
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	172,152
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	290,000	323,439
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	120,000	133,273
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	780,000	856,607
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	492,901
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	114,535
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	250,000	261,771
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	80,000	72,400
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	356,357
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	420,090
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	589,753
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	54,000	57,303
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	479,705
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	217,150
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	90,000	96,975
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	260,000	292,799
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21	200,000	200,040
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	240,681
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	300,000	297,375
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	522,000	562,782
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	30,000	31,917
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	175,000	80,063

Dynamic Asset Allocation Conservative Fund 39

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Communication services cont.
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	$115,000	$114,989
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	245,000	226,549
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	4,000	4,155
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	215,000	224,675
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	55,000	55,688
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	50,000	50,453
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	970,000	1,004,236
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)	19,000	20,663
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	410,000	467,379
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	32,000	34,886
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	27,000	27,810
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	195,000	214,200
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	214,000	228,359
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	335,000	347,047
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,374
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	15,000	16,125
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	30,750
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	110,000	115,115
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	40,000	41,172
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	482,334
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,235,000	1,378,604
Verizon Communications, Inc. sr. unsec. unsub. bonds
4.672%, 3/15/55	505,000	603,725
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	886,557
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	2,688,000	3,047,582
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	129,000	135,934
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	275,000	290,813
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	370,000	408,666
		26,196,225

40 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Conglomerates (0.3%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	$2,945,000	$2,947,438
		2,947,438
Consumer cyclicals (2.7%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	415,000	429,813
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,301,336
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	524,000	533,107
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	50,000	45,250
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	95,000	86,213
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	40,000	38,126
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	30,000	31,425
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	45,000	46,350
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	675,000	681,331
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	405,000	443,673
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	170,000	174,175
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	605,000	604,195
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	45,000	47,471
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	40,000	41,500
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	30,000	31,800
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	45,000	45,225
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	65,000	66,056
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	90,000	92,250
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	770,000	835,515
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	298,000	295,412
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	353,000	382,855
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	136,000	144,967
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	40,000	40,500
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	17,000	17,234
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	70,000	72,930

Dynamic Asset Allocation Conservative Fund 41

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	$60,000	$65,920
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	235,000	196,813
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	155,000	158,472
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	120,000	124,500
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	185,000	191,938
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	400,000	413,226
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,390,000	1,428,495
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	15,000	16,425
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	25,000	26,125
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	100,000	104,500
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	115,000	119,025
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	240,000	255,185
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	60,000	62,775
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,239,000	1,253,726
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	200,000	207,713
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	95,000	97,534
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	170,000	186,779
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	60,000	63,150
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,000,000	1,053,250
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41	300,000	429,474
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	475,000	485,584
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	145,000	150,800
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	675,000	747,596
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	53,262	57,523
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	105,912	114,416
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	50,000	55,625
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,649,000	1,789,165
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	25,000	26,375
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	20,000	20,625
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,469,000	1,646,109

42 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Consumer cyclicals cont.
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	$35,000	$36,180
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	150,000	153,188
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	210,000	222,338
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	155,000	158,294
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	60,000	59,400
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	70,000	70,265
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	742,000	745,764
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	20,000	22,150
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	110,000	113,025
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	95,000	100,451
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	60,000	62,162
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	85,000	90,419
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	40,000	41,700
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	65,000	67,600
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	35,000	37,013
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	145,000	147,356
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	45,000	48,769
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	205,000	208,075
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	125,000	130,106
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	40,000	41,900
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	150,000	148,125
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	175,000	175,490
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	885,000	932,920
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	40,000	41,250
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	37,000	38,110
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	75,000	77,250
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	53,000	53,709
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	55,000	57,522

Dynamic Asset Allocation Conservative Fund 43

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Consumer cyclicals cont.
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	$45,000	$46,294
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	140,000	170,800
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	205,000	223,963
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	120,000	126,650
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	30,000	27,871
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	140,000	150,149
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	355,000	396,507
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	70,000	71,400
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	175,000	182,000
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	140,000	148,519
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	55,000	56,581
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	900,000	930,375
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	140,000	149,272
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	175,000	181,125
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	2,000	2,030
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	31,133
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	50,000	50,875
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	120,000	123,600
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	810,000	838,593
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	10,337
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	90,000	88,425
Total System Services, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	810,000	850,260
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	14,963
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	90,000	95,850
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	120,000	121,759
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
bonds 7.75%, 12/1/45	1,048,000	1,831,147
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	115,000	111,763
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	77,000	76,777
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	135,000	115,425

44 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Consumer cyclicals cont.
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	$80,000	$81,800
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	30,000	31,500
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	70,350
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	85,000	88,825
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	210,000	215,775
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	95,000	99,551
		29,970,327
Consumer staples (0.9%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	130,000	134,063
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	25,000
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	20,000	20,100
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	90,000	92,619
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	90,000	100,125
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	810,000	867,750
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	338,000	442,346
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	404,000	469,554
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	500,000	506,968
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	125,000	129,375
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	55,000	57,200
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	885,000	910,444
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	170,000	160,650
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	40,444	45,232
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	10,000	11,142
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	35,000	37,490
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	385,000	429,155
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	300,000	424,813
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	363,000	459,977
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	80,000	46,400

Dynamic Asset Allocation Conservative Fund 45

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Consumer staples cont.
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	$50,000	$52,563
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	135,000	140,738
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	170,000	172,975
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	135,000	139,091
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	1,165,000	1,304,623
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	187,000	203,523
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	80,000	84,680
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	80,000	83,000
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	60,000	62,475
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	472,000	494,420
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	25,000	26,310
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	145,000	150,438
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	90,000	91,571
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	160,000	173,808
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	50,000	55,375
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	90,000	94,161
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	65,000	68,575
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	160,000	126,936
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	55,000	56,798
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	400,000	408,418
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	50,000	51,633
		9,412,514
Energy (1.8%)
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	20,000	17,300
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	48,000	46,320
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	77,000	67,664
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	78,000	79,406
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	110,000	109,175
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	89,000	88,973
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	35,000	29,225
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	45,000	41,400
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	445,000	463,958

46 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	$715,000	$752,543
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	424,000	424,428
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	60,000	29,700
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	80,000	97,700
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	80,000	89,010
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	676,000	739,798
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	40,000	27,208
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	80,000	57,800
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	5,000	3,825
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	260,000	261,004
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	40,000	33,432
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	55,000	57,165
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	14,000	14,123
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	165,000	132,000
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	120,000	126,300
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	84,000	77,910
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	160,000	166,970
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	165,000	174,488
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	915,000	1,017,167
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	900,000	850,500
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	120,000	140,783
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	345,000	363,424
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	50,000	55,298
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	703,301
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26 (In default) †	70,000	52,500
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	219,314
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	560,000	565,854
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	396,000	398,074
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	180,000	188,100

Dynamic Asset Allocation Conservative Fund 47

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Energy cont.
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	$185,000	$192,400
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	110,000	99,138
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	210,750
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	125,000	155,584
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	15,000	14,475
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	45,000	43,425
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	60,000	61,200
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	155,000	114,700
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	15,000	12,338
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	80,000	85,200
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	45,000	36,450
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	45,000	29,250
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	60,000	43,200
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	25,000	22,750
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	67,000	62,478
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	25,000	20,250
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	870,000	886,143
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	210,139
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	459,000	554,385
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,815,000	2,035,069
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	444,000	476,190
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	116,000	129,050
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	38,000	41,468
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.093%, 1/15/30 (Brazil)	210,000	219,062
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	270,000	21,600
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 7.69%, 1/23/50 (Mexico)	159,000	165,758
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 6.84%, 1/23/30 (Mexico)	102,000	105,662
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	140,000	129,150

48 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Energy cont.
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	$24,000	$25,412
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	60,000	60,901
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	355,000	375,629
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	133,753
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	160,000	176,419
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	30,000	16,950
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	75,000	51,094
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	15,000	2
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	54,000	5
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	980,000	1,019,853
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	140,000	140,189
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	150,000	150,015
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	35,000	30,188
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	35,000	31,413
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	60,000	52,500
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	57,000	54,626
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	351,889
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	80,000	78,192
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	435,000	439,916
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	30,000	32,777
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	50,000	54,555
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	264,000	267,390
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	410,000	407,950
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	66,750	67,751
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	55,000	57,200
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	80,000	79,900
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	50,000	35,250
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	4,000	4,110
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	85,000	88,188
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	30,000	30,975

Dynamic Asset Allocation Conservative Fund 49

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Energy cont.
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	$50,000	$26,760
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	60,000	67,500
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	70,000	71,750
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	85,000	85,425
		19,506,831
Financials (7.7%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	605,000	606,417
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	450,000	450,311
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	15,044
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	375,000	412,811
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	145,000	142,960
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,145,000	1,180,567
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	45,000	45,956
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	130,000	179,725
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	24,000	24,509
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	460,000	515,209
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	231,000	305,662
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,420,068
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	969,000	969,867
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	221,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	255,000	299,306
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	218,049
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	440,175
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	303,000	331,785
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	27,813
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	528,000	538,475
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,355,000	2,447,860
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	290,000	290,030
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 2.879%, 9/15/26	100,000	96,542
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,139,035
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	620,000	630,633
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	85,000	88,156
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	280,000	284,725

50 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Financials cont.
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	$780,000	$781,208
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	860,000	860,991
BB&T Corp. jr. unsec. sub. FRB 4.80%, perpetual maturity	255,000	254,997
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	177,951
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	70,000	72,090
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	235,000	242,610
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	217,949
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	895,000	950,863
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	152,216
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	285,000	285,566
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	328,000	353,806
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	130,000	138,475
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	132,000	147,797
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	228,000	253,174
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	72,000	76,680
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	977,000	1,064,930
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	45,000	47,673
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,519,000	2,667,931
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	885,000	890,419
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	576,000	616,987
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	284,000	288,190
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	320,714
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	420,064
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	371,480
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	990,000	990,308
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	90,000	98,550
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	100,000	107,480
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,010,000	1,067,500
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,135,000	1,136,030
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,110,000	1,112,054
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	30,000	31,125
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	45,000	48,150
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	258,842
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	225,000	238,219
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	311,000	327,121
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,280,475
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	615,000	679,886

Dynamic Asset Allocation Conservative Fund 51

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Financials cont.
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	$85,000	$87,890
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,195,000	1,292,727
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	202,933
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	94,021
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	371,740
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	85,000	77,988
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	80,000	73,600
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	85,000	93,786
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	50,000	54,993
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	75,000	78,000
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,205,000	1,315,366
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,035,000	2,157,856
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	615,000	615,074
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,870,000	1,872,264
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	313,743
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	155,000	163,854
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	115,000	118,128
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	565,000	595,599
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	540,000	540,465
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	67,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	65,000	66,690
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6.25%, 5/15/26	95,000	99,631
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 9/15/24	60,000	59,940
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	355,000	393,548
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	48,301
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	125,000	127,198
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	45,000	45,956
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	80,000	86,786
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	376,000	380,230
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	2,797,217
JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	378,000	378,100
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,789,915
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	735,000	738,624

52 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Financials cont.
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	$250,000	$292,896
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	295,000	310,731
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	425,000	443,685
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	145,000	150,800
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	410,000	412,706
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	795,000	795,488
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	305,000	382,073
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	344,000	389,063
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	506,275
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	450,000	453,785
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	40,000	43,850
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	40,000	41,500
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	936,000	956,435
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	425,000	456,075
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	839,227
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	2,470,000	2,615,344
Morgan Stanley sr. unsec. unsub. notes 2.75%, 5/19/22	200,000	202,904
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	725,000	726,090
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 2.792%, 12/9/19 (Australia)	1,200,000	1,201,384
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	430,000	437,893
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	865,000	865,332
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	785,000	789,226
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	25,000	26,594
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	85,000	88,506
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	104,000	104,260
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	290,000	303,227
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	650,000	650,309
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	480,000	479,694
Protective Life Global Funding 144A notes 2.262%, 4/8/20	445,000	445,208
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	125,000	121,563
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	62,000	66,495

Dynamic Asset Allocation Conservative Fund 53

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	$242,000	$252,285
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	630,000	639,232
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,145,000	1,145,769
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	20,000	20,360
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	485,959
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	209,356
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	200,000	219,833
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	430,000	448,263
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	525,000	556,400
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	291,000	278,487
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,865,000	3,868,560
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	45,000	49,920
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	50,000	53,765
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	90,000	99,169
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	110,000	113,773
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	900,000	899,871
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	435,000	499,465
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	50,000	54,250
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	95,000	87,875
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	819,000	848,629
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	524,000	530,427
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	530,000	530,542
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. notes 3.491%, 5/23/23 (Switzerland)	1,960,000	2,013,234
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	433,000	470,196
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	631,298
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	105,000	106,573
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	285,000	312,075
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,291,000	1,297,094
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	80,000	80,280

54 Dynamic Asset Allocation Conservative Fund

		Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.		amount	Value
Financials cont.
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)		$2,135,000	$2,135,805
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)		790,000	789,417
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)		125,000	137,938
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25		40,000	33,950
			86,052,122
Health care (2.2%)
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		590,000	591,341
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		35,000	30,625
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)		176,000	180,361
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		525,000	549,743
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		495,000	579,560
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20		500,000	505,774
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		710,000	712,312
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		110,000	74,800
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26		100,000	113,624
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		110,000	123,338
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	100,000	110,035
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$30,000	31,391
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		85,000	95,413
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		90,000	98,307
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		45,000	48,470
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		130,000	134,713
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		115,000	120,860
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22		40,000	41,350
Bausch Health Cos., Inc. 144A sr. notes 5.75%, 8/15/27		35,000	37,829
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27		575,000	610,408
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22		705,000	733,004
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29		299,000	319,368
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24		1,266,000	1,305,174
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		90,000	93,618
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		65,000	66,313
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		45,000	47,081
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		395,000	392,373
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		117,000	88,774

Dynamic Asset Allocation Conservative Fund 55

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	$45,000	$44,888
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	84,000	66,780
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	1,083,000	1,134,092
Cigna Holding Co. sr. unsec. unsub. notes 4.50%, 3/15/21	350,000	360,072
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,768,000	1,936,284
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	405,000	421,580
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	224,512	245,996
Eagle Holding Co II, LLC 144A unsec. notes 7.75%, 5/15/22 ‡‡	25,000	25,219
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	80,000	89,081
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	260,000	272,658
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	265,000	297,935
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	100,000	109,195
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	14,000	15,523
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	50,000	51,250
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	60,000	62,025
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	40,000	11,600
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	205,000	213,023
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	772,529
Merck & Co., Inc. sr. unsec. unsub. notes 1.85%, 2/10/20	42,000	41,972
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	50,000	53,002
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	20,100
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,130,000	1,329,586
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	557,991
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	362,000	362,447
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	955,000	1,138,192
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	135,000	144,281
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	200,000	208,750
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	284,000	293,099
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	643,000	662,135
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	538,000	548,464
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	40,000	40,850
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	60,000	61,664
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	170,000	183,864
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	50,000	52,078

56 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Health care cont.
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	$200,000	$206,670
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	270,000	277,088
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	200,000	163,000
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	582,718
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,592,860
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	242,000	246,371
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	545,557
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	55,000	57,269
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	35,000	37,356
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	590,873
		23,963,926
Technology (2.5%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	362,000	371,867
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	506,437
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	845,000	848,045
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,697,599
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	275,000	292,620
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	175,000	181,560
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	296,000	300,630
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	423,708
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	508,100
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	97,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	170,000	162,265
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	667,000	669,815
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,193,881
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	520,000	534,850
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	396,000	398,050
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	45,000	46,566
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	30,000	30,863
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	974,000	1,095,340
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	105,000	110,670
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	144,000	189,928
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	45,000	49,050
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	730,000	791,895
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	107,000	110,172
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	349,000	389,286
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	330,000	347,199
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	820,000	907,085
Google, LLC sr. unsec. notes 3.375%, 2/25/24	540,000	575,260

Dynamic Asset Allocation Conservative Fund 57

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Technology cont.
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	$675,000	$672,235
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	34,000	31,277
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	105,000	106,706
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	181,000	235,431
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	835,000	876,898
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	1,800,000	1,833,218
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,170,000	1,331,606
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	150,000	152,094
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,385,000	1,379,198
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	6,000	6,073
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,105,000	1,236,611
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	403,135
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	990,000	1,010,816
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	200,000	202,815
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,580,000	1,580,029
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	45,000	45,113
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	75,000	79,219
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,600,000	1,756,161
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	55,000	58,142
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	65,000	67,763
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	200,000	206,000
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	155,000	155,000
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	215,000	221,122
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	905,000	931,019
		27,310,422
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	402,286
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	33,420	33,765
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	75,000	75,747
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	210,000	214,629
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	315,000	332,304
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	153,000	155,295
		1,214,026
Utilities and power (1.5%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	440,000	456,500
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	45,000	47,813
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	17,000	17,298

58 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Utilities and power cont.
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	$45,000	$46,013
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	575,000	644,269
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	55,000	70,254
Appalachian Power Co. sr. unsec. unsub. notes 4.60%, 3/30/21	245,000	252,266
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	575,000	620,674
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	70,000	71,225
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	60,000	62,100
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	10,000	10,200
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	29,603
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	283,178
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	205,000	231,482
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	465,000	465,008
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	570,000	634,900
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	805,299
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	585,000	640,056
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	50,000	69,219
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	495,000	542,709
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	395,000	432,087
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,175,000	1,269,839
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	276,000	294,102
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	459,000	548,785
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	785,000	996,984
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	205,000	212,276
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	115,000	131,683
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	505,000	512,390
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	216,356
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,080,000	1,105,493
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	17,000	23,405
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	430,000	572,762
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	82,313
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	90,000	97,502
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	40,000	43,000
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	619,000	644,915

Dynamic Asset Allocation Conservative Fund 59

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	$330,000	$339,573
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	107,530
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	353,072
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	146,756
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	617,142
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	295,000	307,822
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,438
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	285,985
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	54,000	81
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	60,000	64,350
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	65,000	66,929
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	411,000	421,688
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	454,000	457,014
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	55,000	57,918
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	125,000	130,775
		16,556,031
Total corporate bonds and notes (cost $255,053,030)		$268,585,473

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (19.3%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.5%)
Government National Mortgage Association Pass-Through Certificates
5.00%, 5/20/49	$25,884	$28,402
4.70%, with due dates from 5/20/67 to 8/20/67	219,965	247,048
4.626%, 6/20/67	101,487	113,411
4.509%, 3/20/67	99,406	110,340
4.50%, 5/20/49	31,840	34,239
4.00%, with due dates from 3/15/46 to 3/20/46	780,491	833,645
3.50%, TBA, 10/1/49	7,000,000	7,252,109
3.50%, with due dates from 7/20/47 to 11/20/47	50,282,563	52,261,640
		60,880,834
U.S. Government Agency Mortgage Obligations (13.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	418,021	441,871
3.00%, with due dates from 2/1/22 to 1/1/48	32,955,362	33,638,909
Federal National Mortgage Association Pass-Through Certificates
4.00%, with due dates from 6/1/48 to 1/1/57	24,763,643	25,722,979
3.50%, 6/1/56	746,209	791,726
3.00%, with due dates from 4/1/46 to 11/1/48	27,259,815	27,903,186
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/49	8,000,000	8,855,625
4.50%, TBA, 10/1/49	1,000,000	1,052,891

60 Dynamic Asset Allocation Conservative Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (19.3%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
4.00%, TBA, 10/1/49	$28,000,000	$29,054,374
3.00%, TBA, 10/1/34	24,000,000	24,528,749
		151,990,310
Total U.S. government and agency mortgage obligations (cost $210,155,742)		$212,871,144

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 2.25%, 11/15/25 [i]	$111,000	$116,072
Total U.S. treasury obligations (cost $116,072)		$116,072

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)*	amount	Value
Agency collateralized mortgage obligations (0.3%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 17.635%, 4/15/37	$62,981	$103,685
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 15.584%, 12/15/36	79,991	116,235
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 13.778%, 3/15/35	115,237	152,804
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 11.764%, 6/15/34	70,280	82,143
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 4.923%, 3/15/41	956,531	165,193
REMICs Ser. 3391, PO, zero %, 4/15/37	5,536	4,929
REMICs Ser. 3300, PO, zero %, 2/15/37	29,936	26,724
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	2,695	2,453
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	3,152	2,612
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 27.79%, 7/25/36	20,125	35,897
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 17.166%, 3/25/36	76,255	126,323
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 14.195%, 8/25/35	30,107	40,346
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 13.865%, 12/25/35	29,553	40,127
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 12.146%, 11/25/34	13,187	15,407
REMICs Ser. 07-64, Class LO, PO, zero %, 7/25/37	10,256	9,688
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	15,467	13,619
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,215	1,086
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,227	2,016
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,299,824	246,967
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	234,125	47,738
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	50,708	9,498
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.006%, 6/20/43	1,048,283	216,994

Dynamic Asset Allocation Conservative Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	$2,448,801	$363,676
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,173,224	217,887
Ser. 13-14, IO, 3.50%, 12/20/42	650,490	62,102
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	974,941	64,512
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	957,395	50,742
Ser. 16-H16, Class EI, IO, 2.397%, 6/20/66 W	3,137,799	338,569
Ser. 15-H25, Class BI, IO, 1.85%, 10/20/65 W	2,859,861	266,539
Ser. 15-H26, Class EI, IO, 1.749%, 10/20/65 W	1,645,655	143,337
Ser. 06-36, Class OD, PO, zero %, 7/16/36	1,666	1,444
		2,971,292
Commercial mortgage-backed securities (1.8%)
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W	642,395	6
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	1,100,047	11
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	15,511	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.809%, 3/11/39 W	153,895	76,948
FRB Ser. 06-PW11, Class C, 5.809%, 3/11/39 (In default) † W	99,002	4,950
FRB Ser. 06-PW14, Class X1, IO, 0.499%, 12/11/38 W	217,871	2,235
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.272%, 4/15/44 W	279,000	291,515
FRB Ser. 11-C2, Class D, 5.939%, 12/15/47 W	129,000	135,450
FRB Ser. 11-C2, Class E, 5.939%, 12/15/47 W	411,000	415,063
Citigroup Commercial Mortgage Trust
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	221,000	238,645
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	291,000	308,893
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.722%, 10/15/49 W	4,055,908	56
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.887%, 7/15/47 W	246,000	261,280
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	252,933
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	317,000	342,650
FRB Ser. 13-LC13, Class XA, IO, 1.327%, 8/10/46 W	5,787,980	202,406
FRB Ser. 14-UBS4, Class XA, IO, 1.265%, 8/10/47 W	3,778,666	164,435
FRB Ser. 14-CR18, Class XA, IO, 1.162%, 7/15/47 W	1,265,220	49,622
FRB Ser. 14-CR17, Class XA, IO, 1.145%, 5/10/47 W	3,901,814	151,094
FRB Ser. 14-UBS6, Class XA, IO, 1.07%, 12/10/47 W	4,479,716	172,003
FRB Ser. 14-CR14, Class XA, IO, 0.765%, 2/10/47 W	12,157,293	284,359
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.304%, 7/10/46 W	719,000	735,891
FRB Ser. 13-CR9, Class D, 4.397%, 7/10/45 W	337,000	310,137
FRB Ser. 06-C8, Class XS, IO, 0.555%, 12/10/46 W	158,318	2
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.211%, 5/15/38 W	110,424	2,563
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.417%, 4/15/50 W	708,000	744,035

62 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.512%, 8/10/44 W	$1,246,000	$1,296,254
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.654%, 2/10/46 W	6,162,718	265,490
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class C,
4.847%, 6/10/47 W	895,000	945,928
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	535,000	541,253
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	97,000	100,150
FRB Ser. 11-GC3, Class C, 5.825%, 3/10/44 W	298,000	309,116
FRB Ser. 11-GC3, Class D, 5.825%, 3/10/44 W	613,000	638,331
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	301,000	314,156
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.709%, 9/15/47 W	281,000	290,354
FRB Ser. 14-C25, Class XA, IO, 1.013%, 11/15/47 W	3,602,302	132,878
FRB Ser. 14-C19, Class XA, IO, 0.929%, 4/15/47 W	3,813,737	89,741
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	296,000	302,808
FRB Ser. 13-LC11, Class XA, IO, 1.401%, 4/15/46 W	2,912,467	112,246
FRB Ser. 06-LDP8, Class X, IO, 0.312%, 5/15/45 W	1,354,103	2,144
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.319%, 5/15/45 W	553,000	530,034
FRB Ser. 12-LC9, Class D, 4.547%, 12/15/47 W	119,000	122,796
FRB Ser. 05-CB12, Class X1, IO, 0.509%, 9/12/37 W	250,901	451
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	185,488	2
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.507%, 11/15/40 W	430,177	42
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.303%, 4/20/48 W	713,000	711,310
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	241,282	6
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	2,801	—
FRB Ser. 06-C4, Class X, IO, 6.527%, 7/15/45 W	24,992	20
FRB Ser. 07-C5, Class X, IO, 6.219%, 12/15/49 W	185,104	259
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.657%, 8/15/47 W	322,000	331,731
Ser. 12-C6, Class AS, 3.476%, 11/15/45	647,000	666,030
FRB Ser. 14-C17, Class XA, IO, 1.268%, 8/15/47 W	3,386,989	136,001
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.762%, 11/15/45 W	265,000	275,600
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	67,050	16,763
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.292%, 7/15/49 W	206,000	211,440
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	357,873	26,125
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.214%, 12/15/50 W	3,330,923	219,251

Dynamic Asset Allocation Conservative Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.728%, 5/10/45 W	$266,000	$281,159
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 5.048%, 5/10/63 W	319,000	319,255
FRB Ser. 12-C4, Class XA, IO, 1.78%, 12/10/45 W	924,697	37,273
FRB Ser. 12-C2, Class XA, IO, 1.47%, 5/10/63 W	12,608,499	384,346
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.42%, 7/15/46 W	251,000	266,546
FRB Ser. 13-LC12, Class C, 4.42%, 7/15/46 W	409,000	417,698
Ser. 12-LC5, Class AS, 3.539%, 10/15/45	369,000	382,098
FRB Ser. 14-LC16, Class XA, IO, 1.275%, 8/15/50 W	5,163,141	217,110
FRB Ser. 16-LC25, Class XA, IO, 1.146%, 12/15/59 W	3,296,423	160,674
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.42%, 7/15/46 W	507,000	474,883
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	678,226
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	218,000	233,412
Ser. 12-C8, Class AS, 3.66%, 8/15/45	392,000	405,302
Ser. 13-C12, Class AS, 3.56%, 3/15/48	275,000	285,112
Ser. 13-C11, Class AS, 3.311%, 3/15/45	164,000	168,457
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.856%, 3/15/44 W	682,000	640,369
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	962,000	985,934
Ser. 11-C4, Class E, 5.397%, 6/15/44 W	123,000	122,980
FRB Ser. 12-C9, Class D, 4.971%, 11/15/45 W	291,000	293,929
FRB Ser. 13-C15, Class D, 4.624%, 8/15/46 W	153,000	123,566
FRB Ser. 12-C10, Class XA, IO, 1.699%, 12/15/45 W	2,253,067	94,005
FRB Ser. 12-C9, Class XB, IO, 0.876%, 11/15/45 W	6,676,000	136,858
		20,845,084
Residential mortgage-backed securities (non-agency) (1.8%)
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 4.208%, 1/25/49 W	184,029	187,595
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 2.719%, 4/20/35	220,000	217,871
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 2.618%, 9/25/45	134,740	130,024
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.718%,
10/25/27 (Bermuda)	235,951	236,614
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.368%,
8/25/28 (Bermuda)	382,000	382,716
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.93%, 5/25/35 W	359,801	372,863
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
3.406%, 8/25/46	146,249	139,043
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.386%, 6/25/46	477,903	444,038
FRB Ser. 05-27, Class 1A1, 2.564%, 8/25/35 W	110,297	94,942
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.374%, 11/20/35	450,391	427,063

64 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
2.368%, 8/25/36	$240,306	$131,647
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
2.224%, 2/20/47	401,856	317,336
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.208%, 8/25/46	639,050	572,973
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 3.718%, 11/25/28	492,017	493,893
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.168%, 11/25/28	280,000	303,549
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.768%, 10/25/24	225,594	239,481
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 6.668%, 10/25/28	1,720,000	1,842,789
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 5.768%, 9/25/24	250,000	271,040
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 5.268%, 7/25/29	250,000	261,589
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2,
(1 Month US LIBOR + 2.50%), 4.518%, 3/25/30	80,000	81,773
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.668%, 1/25/49	153,000	155,226
Structured Agency Credit Risk Debt FRN Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 4.318%, 10/25/48	66,200	66,924
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 8.968%, 8/25/28	519,669	560,589
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 8.768%, 8/25/28	968,576	1,065,559
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.018%, 9/25/28	1,139,453	1,241,250
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.918%, 10/25/28	722,685	779,607
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.718%, 4/25/28	918,949	1,003,097
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.568%, 4/25/28	1,190,350	1,271,255
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.018%, 7/25/25	396,302	419,494
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 6.918%, 11/25/24	204,485	222,959
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.318%, 2/25/25	104,534	110,744
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 4/25/29	50,000	53,377
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 1/25/29	760,000	802,223
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	113,670	120,018

Dynamic Asset Allocation Conservative Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	$80,088	$82,713
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 4.918%, 7/25/24	238,093	247,996
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 3.268%, 7/25/29	160,000	158,444
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 4.468%, 7/25/31	110,000	111,124
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 4.318%, 8/25/31	100,000	100,647
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.618%, 10/25/28 (Bermuda)	246,158	246,850
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 2.818%, 2/25/34	455,593	448,480
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.448%, 2/25/35 W	134,579	139,954
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 2.843%, 8/25/34	209,363	209,363
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.97%, 8/26/47 W	100,000	99,137
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.068%, 10/25/34	290,000	289,095
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
2.868%, 5/25/47	530,198	444,928
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.198%, 1/25/37	189,110	172,886
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR3, Class A2, 4.499%, 6/25/34 W	267,989	275,267
FRB Ser. 05-AR10, Class 1A3, 4.176%, 9/25/35 W	304,345	309,386
FRB Ser. 05-AR12, Class 1A8, 3.876%, 10/25/35 W	502,913	510,737
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
2.978%, 7/25/45	245,550	244,494
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.418%, 8/25/45	289,936	284,717
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR4,
Class 1A3, 5.162%, 4/25/35 W	110,696	114,071
		19,511,450
Total mortgage-backed securities (cost $43,100,370)		$43,327,826

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)*	amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)	$435,000	$502,969
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	540,000	569,025
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	705,000	747,634

66 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)* cont.	amount	Value
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	$800,000	$883,008
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	220,753
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	825,000	895,125
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	200,000	204,747
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	315,000	303,581
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	887,000	1,072,738
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,000,000	1,069,990
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	235,000	236,175
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	300,000	306,746
United Mexican States sr. unsec. unsub. notes 4.50%,
4/22/29 (Mexico)	726,000	789,037
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	795,000	841,081
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	340,000	37,400
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	550,000	60,500
Total foreign government and agency bonds and notes (cost $8,298,666)		$8,740,509

	Principal
ASSET-BACKED SECURITIES (0.7%)*	amount	Value
Arroyo Mortgage Trust 144A Ser. 19-3, Class A3, 3.416%, 10/25/48 W	$277,050	$277,824
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.868%, 11/25/51	129,000	129,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.818%, 6/25/52	1,080,000	1,080,000
Station Place Securitization Trust 144A
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.787%, 10/24/20	1,006,000	1,006,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 9/24/20	1,041,000	1,041,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 6/24/20	1,077,000	1,077,000
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 2/24/20	1,723,000	1,723,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.668%, 8/25/52	589,000	589,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	470,000	474,700
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.745%, 1/25/46	773,098	766,809
Total asset-backed securities (cost $8,162,033)		$8,164,333

Dynamic Asset Allocation Conservative Fund 67

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.334%, 12/15/24	$142,339	$134,867
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.514%, 6/21/24	180,838	176,015
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.59%, 4/3/24	69,821	68,309
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.794%, 12/31/22	55,000	49,259
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	42,329	42,170
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.796%, 4/16/21	32,593	32,308
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.794%, 3/31/24	47,944	47,225
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.032%, 5/1/26	11,250	11,318
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.509%, 5/21/24	109,436	37,208
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.252%, 10/16/23	57,918	39,770
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.53%, 11/6/24	231,376	230,364
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 8.057%, 10/25/23	52,472	40,097
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.287%, 11/3/23	24,385	22,312
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.624%, 9/7/23	71,609	54,378
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.063%, 2/28/26	75,000	63,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.313%, 2/28/25	73,838	67,008
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.044%, 3/28/25	142,527	136,410
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 7.104%, 5/30/26	105,000	94,697
Total senior loans (cost $1,508,441)		$1,346,715

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Put)	Oct-19/$1.10	$9,664,151	EUR	8,866,600	$71,795
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 70.00	6,474,897	AUD	9,593,150	75,310
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 70.00	6,474,897	AUD	9,593,150	75,310
Total purchased options outstanding (cost $321,104)					$222,415

68 Dynamic Asset Allocation Conservative Fund

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	$3,415	$113,920
Nine Point Energy 6.75% cv. pfd. F	11	2,200
Total convertible preferred stocks (cost $73,389)		$116,120

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	2,035	$53,337
Total preferred stocks (cost $50,875)		$53,337

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$50,000	$45,810
Total convertible bonds and notes (cost $46,825)		$45,810

	Principal amount/
SHORT-TERM INVESTMENTS (14.2%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.15% [d]	Shares	2,793,600	$2,793,600
Putnam Short Term Investment Fund 2.05% L	Shares	139,776,994	139,776,994
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.88% P	Shares	230,000	230,000
U.S. Treasury Bills 2.049%, 12/5/19 # §		$232,001	231,251
U.S. Treasury Bills 1.995%, 10/10/19 ∆ §		1,176,999	1,176,481
U.S. Treasury Bills 1.949%, 11/14/19 # §		2,061,000	2,056,518
U.S. Treasury Bills 1.980%, 11/7/19 # ∆ §		4,160,000	4,152,647
U.S. Treasury Bills 2.030%, 11/21/19 # §		4,262,001	4,251,168
U.S. Treasury Bills 1.946%, 12/12/19 # ∆ §		1,276,001	1,271,466
Total short-term investments (cost $155,937,223)			$155,940,125

TOTAL INVESTMENTS
Total investments (cost $1,078,850,395)	$1,161,943,352

Key to holding’s currency abbreviations

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period.
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.

Dynamic Asset Allocation Conservative Fund 69

IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,101,949,599.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $8,501,707 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $418,252 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,638,901 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $179,299,530 to cover certain derivative contracts and delayed delivery securities.

70 Dynamic Asset Allocation Conservative Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $88,599,117)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/16/19	$1,559,991	$1,620,604	$(60,613)
	Australian Dollar	Sell	10/16/19	1,559,991	1,565,003	5,012
	Brazilian Real	Buy	10/2/19	1,495,662	1,612,524	(116,862)
	Brazilian Real	Sell	10/2/19	1,495,662	1,522,273	26,611
	Brazilian Real	Sell	2/4/20	99,381	89,548	(9,833)
	British Pound	Sell	12/18/19	1,192,874	1,183,188	(9,686)
	Canadian Dollar	Buy	10/16/19	402,032	407,356	(5,324)
	Canadian Dollar	Sell	10/16/19	402,032	402,274	242
	Euro	Buy	12/18/19	919,254	927,006	(7,752)
	Mexican Peso	Buy	10/16/19	787,565	796,423	(8,858)
	New Zealand Dollar	Buy	10/16/19	1,179,004	1,232,201	(53,197)
	New Zealand Dollar	Sell	10/16/19	1,179,004	1,216,261	37,257
	Russian Ruble	Buy	12/18/19	782,511	764,132	18,379
	Swedish Krona	Sell	12/18/19	755,643	762,314	6,671
Barclays Bank PLC
	British Pound	Buy	12/18/19	387,305	389,238	(1,933)
	Canadian Dollar	Sell	10/16/19	1,479,480	1,498,611	19,131
	Hong Kong Dollar	Buy	11/20/19	264,951	265,301	(350)
	Japanese Yen	Buy	11/20/19	792,130	809,538	(17,408)
	New Zealand Dollar	Sell	10/16/19	772,285	824,285	52,000
Citibank, N.A.
	Australian Dollar	Buy	10/16/19	392,750	392,484	266
	Australian Dollar	Sell	10/16/19	392,750	408,044	15,294
	Brazilian Real	Buy	10/2/19	787,109	843,384	(56,275)
	Brazilian Real	Sell	10/2/19	787,109	792,824	5,715
	Brazilian Real	Sell	2/4/20	36,862	37,011	149
	Canadian Dollar	Buy	10/16/19	801,951	815,541	(13,590)
	Canadian Dollar	Sell	10/16/19	801,951	802,442	491
	Danish Krone	Sell	12/18/19	324,213	327,222	3,009
	Euro	Sell	12/18/19	812,132	824,165	12,033
	Japanese Yen	Buy	11/20/19	1,215,343	1,248,406	(33,063)
	New Zealand Dollar	Sell	10/16/19	63,767	87,395	23,628
Credit Suisse International
	Australian Dollar	Buy	10/16/19	1,912,561	1,954,495	(41,934)
	Australian Dollar	Sell	10/16/19	1,912,561	1,910,885	(1,676)

Dynamic Asset Allocation Conservative Fund 71

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $88,599,117) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International cont.
	Canadian Dollar	Buy	10/16/19	$810,029	$810,587	$(558)
	Canadian Dollar	Sell	10/16/19	810,029	811,650	1,621
	Euro	Buy	12/18/19	803,580	814,031	(10,451)
Goldman Sachs International
	Australian Dollar	Buy	10/16/19	1,985,087	1,989,240	(4,153)
	Australian Dollar	Sell	10/16/19	1,985,087	2,040,237	55,150
	Brazilian Real	Buy	2/4/20	812,609	811,736	873
	Canadian Dollar	Buy	10/16/19	818,032	818,593	(561)
	Canadian Dollar	Sell	10/16/19	818,032	817,600	(432)
	Indian Rupee	Buy	11/20/19	791,510	799,117	(7,607)
	Indonesian Rupiah	Buy	11/20/19	806,704	784,343	22,361
	Japanese Yen	Sell	11/20/19	1,513,093	1,520,083	6,990
	New Taiwan Dollar	Sell	11/20/19	816,922	791,146	(25,776)
	New Zealand Dollar	Sell	10/16/19	1,211,075	1,251,610	40,535
	Norwegian Krone	Buy	12/18/19	3,154,657	3,167,271	(12,614)
	Russian Ruble	Buy	12/18/19	782,509	763,573	18,936
	South Korean Won	Sell	11/20/19	758,669	810,100	51,431
	Swedish Krona	Sell	12/18/19	774,689	780,614	5,925
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/16/19	782,730	782,211	519
	Australian Dollar	Sell	10/16/19	782,730	818,828	36,098
	British Pound	Sell	12/18/19	17,022	16,886	(136)
	Indonesian Rupiah	Buy	11/20/19	1,375	7,962	(6,587)
	Japanese Yen	Sell	11/20/19	1,239,495	1,245,791	6,296
	New Zealand Dollar	Buy	10/16/19	761,010	812,798	(51,788)
	New Zealand Dollar	Sell	10/16/19	778,110	805,838	27,728
	South Korean Won	Sell	11/20/19	789,410	820,443	31,033
	Swedish Krona	Sell	12/18/19	1,210,245	1,220,901	10,656
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/16/19	808,797	820,507	(11,710)
	Australian Dollar	Sell	10/16/19	808,797	814,367	5,570
	British Pound	Buy	12/18/19	3,131,125	3,139,904	(8,779)
	Canadian Dollar	Sell	10/16/19	224,534	242,245	17,711
	Euro	Buy	12/18/19	367,965	380,766	(12,801)
	Japanese Yen	Sell	11/20/19	801,323	816,131	14,808
	Mexican Peso	Buy	10/16/19	795,548	808,454	(12,906)
	Mexican Peso	Sell	10/16/19	795,548	792,480	(3,068)
	New Zealand Dollar	Sell	10/16/19	1,944,336	2,043,676	99,340
	Norwegian Krone	Sell	12/18/19	359,874	361,265	1,391
	Singapore Dollar	Buy	11/20/19	175,333	176,917	(1,584)
	Swedish Krona	Sell	12/18/19	121,881	122,925	1,044
	Swiss Franc	Buy	12/18/19	831,534	842,441	(10,907)

72 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $88,599,117) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	10/16/19	$2,105,694	$2,202,690	$(96,996)
	Canadian Dollar	Buy	10/16/19	802,253	814,934	(12,681)
	Canadian Dollar	Sell	10/16/19	802,253	802,708	455
	Euro	Sell	12/18/19	714,769	720,526	5,757
	Indian Rupee	Sell	11/20/19	28,656	6,831	(21,825)
	Japanese Yen	Buy	11/20/19	1,593,400	1,638,517	(45,117)
	New Taiwan Dollar	Sell	11/20/19	824,598	798,915	(25,683)
	Swedish Krona	Sell	12/18/19	780,867	787,503	6,636
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/16/19	575,483	583,344	(7,861)
	British Pound	Buy	12/18/19	444,784	450,260	(5,476)
	Canadian Dollar	Buy	10/16/19	2,027,980	2,034,440	(6,460)
	Canadian Dollar	Sell	10/16/19	2,027,980	2,030,095	2,115
	Euro	Sell	12/18/19	802,813	810,703	7,890
	Japanese Yen	Sell	11/20/19	42,710	13,943	(28,767)
	New Zealand Dollar	Buy	10/16/19	84,376	85,006	(630)
	New Zealand Dollar	Sell	10/16/19	84,376	90,059	5,683
	Swedish Krona	Sell	12/18/19	498,840	496,018	(2,822)
UBS AG
	Australian Dollar	Buy	10/16/19	558,466	549,082	9,384
	Japanese Yen	Buy	11/20/19	2,307,056	2,357,896	(50,840)
	Swedish Krona	Sell	12/18/19	781,378	788,213	6,835
WestPac Banking Corp.
	Australian Dollar	Buy	10/16/19	1,525,213	1,576,477	(51,264)
	Australian Dollar	Sell	10/16/19	1,525,213	1,524,020	(1,193)
	Canadian Dollar	Buy	10/16/19	816,900	815,262	1,638
	Canadian Dollar	Sell	10/16/19	816,900	814,030	(2,870)
Unrealized appreciation						728,297
Unrealized (depreciation)						(981,257)
Total						$(252,960)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Short)	335	$31,646,747	$31,798,200	Dec-19	$379,538
Russell 2000 Index E-Mini (Long)	292	22,241,243	22,265,000	Dec-19	(823,156)
S&P 500 Index E-Mini (Long)	438	65,190,606	65,229,150	Dec-19	178,091
S&P 500 Index E-Mini (Short)	880	130,976,560	131,054,000	Dec-19	1,551,466
S&P Mid Cap 400 Index E-Mini (Long)	4	774,192	775,200	Dec-19	(10,659)
S&P Mid Cap 400 Index E-Mini (Short)	64	12,387,072	12,403,200	Dec-19	168,372
U.S. Treasury Bond 30 yr (Long)	110	17,854,375	17,854,375	Dec-19	(257,623)
U.S. Treasury Bond Ultra 30 yr (Long)	240	46,057,500	46,057,500	Dec-19	(959,829)

Dynamic Asset Allocation Conservative Fund 73

FUTURES CONTRACTS OUTSTANDING at 9/30/19 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	3	$575,719	$575,719	Dec-19	$11,735
U.S. Treasury Note 2 yr (Long)	484	104,302,000	104,302,000	Dec-19	(245,674)
U.S. Treasury Note 2 yr (Short)	43	9,266,500	9,266,500	Dec-19	22,411
U.S. Treasury Note 5 yr (Long)	810	96,510,235	96,510,235	Dec-19	(549,869)
U.S. Treasury Note 5 yr (Short)	26	3,097,859	3,097,859	Dec-19	18,020
U.S. Treasury Note 10 yr (Long)	297	38,702,813	38,702,813	Dec-19	(369,598)
U.S. Treasury Note Ultra 10 yr (Short)	24	3,417,750	3,417,750	Dec-19	43,071
Unrealized appreciation					2,372,704
Unrealized (depreciation)					(3,216,408)
Total					$(843,704)

WRITTEN OPTIONS OUTSTANDING at 9/30/19 (premiums $189,080)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 66.00	$9,712,362	AUD	14,389,750	$39,025
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 66.00	9,712,362	AUD	14,389,750	39,024
Total					$78,049

TBA SALE COMMITMENTS OUTSTANDING at 9/30/19 (proceeds receivable $4,075,742)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 10/1/49	$1,000,000	10/10/19	$1,025,781
Uniform Mortgage-Backed Securities, 3.00%, 10/1/49	3,000,000	10/10/19	3,045,000
Total			$4,070,781

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$27,656,000	$14,160 E	$(5,109)	12/18/21	3 month USD-	1.58% —	$9,051
				LIBOR-BBA —	Semiannually
				Quarterly
57,060,400	29,215 E	34,737	12/18/21	1.58% —	3 month USD-	5,522
				Semiannually	LIBOR-BBA —
					Quarterly
14,402,400	20,062 E	(17,594)	12/18/24	1.45% —	3 month USD-	2,468
				Semiannually	LIBOR-BBA —
					Quarterly
10,605,000	14,773 E	20,479	12/18/24	3 month USD-	1.45% —	5,706
				LIBOR-BBA —	Semiannually
				Quarterly
2,409,600	38,459 E	(34,325)	12/18/49	1.65% —	3 month USD-	4,134
				Semiannually	LIBOR-BBA —
					Quarterly

74 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$8,709,900	$139,018 E	$137,704	12/18/49	3 month USD-	1.65% —	$(1,314)
				LIBOR-BBA —	Semiannually
				Quarterly
19,298,200	69,783 E	(57,521)	12/18/29	1.525% —	3 month USD-	12,262
				Semiannually	LIBOR-BBA —
					Quarterly
26,368,600	95,349 E	97,060	12/18/29	3 month USD-	1.525% —	1,711
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$175,431				$39,540

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$88,529	$88,672	$—	1/12/40	4.50% (1 month	Synthetic MBX	$244
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
530,188	531,326	—	1/12/41	5.00% (1 month	Synthetic MBX	1,848
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
18,647	18,673	—	1/12/40	5.00% (1 month	Synthetic MBX	51
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,554	14,574	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(45)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
167,842	168,020	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(486)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,934	6,858	—	1/12/43	3.50% (1 month	Synthetic TRS	(9)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
44,165	43,274	—	1/12/41	4.00% (1 month	Synthetic TRS	(391)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
13,016	12,753	—	1/12/41	4.00% (1 month	Synthetic TRS	(115)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Conservative Fund 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$4,427	$4,382	$—	1/12/42	4.00% (1 month	Synthetic TRS	$1
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,615	11,484	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(15)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
372	369	—	1/12/38	6.50% (1 month	Synthetic TRS	1
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
17,938,494	18,402,028	—	11/26/19	(3 month USD-	A basket	470,247
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
15,711,061	16,246,097	—	11/26/19	3 month USD-	Russell 1000 Total	(500,120)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
170,772	171,138	—	1/12/41	5.00% (1 month	Synthetic MBX	595
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
16,441	16,245	—	1/12/45	3.50% (1 month	Synthetic TRS	(21)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
36,250,633	36,151,364	—	12/15/20	(1 month USD-	A basket	(40,105)
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly *
34,218,324	33,540,162	—	12/15/20	1 month USD-	A basket	628,176
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly *
8,175	8,184	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(24)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,840	9,850	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(28)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

76 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$181,190	$181,382	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(524)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
46,283	45,775	—	1/12/40	4.00% (1 month	Synthetic TRS	14
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
11,009	10,895	—	1/12/42	4.00% (1 month	Synthetic TRS	2
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
11,009	10,895	—	1/12/42	4.00% (1 month	Synthetic TRS	2
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
6,568	6,538	—	1/12/39	6.00% (1 month	Synthetic TRS	49
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,162	1,153	—	1/12/38	6.50% (1 month	Synthetic TRS	4
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
26,445	26,172	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(6)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
57,181	56,027	—	1/12/41	(4.00%) 1 month	Synthetic TRS	507
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		1,101,741
Upfront premium (paid)		—		Unrealized (depreciation)		(541,889)
Total		$—		Total		$559,852

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	4,296	$505,549	2.75%
Alphabet, Inc. Class A	Technology	363	442,952	2.41%
Microsoft Corp.	Technology	2,966	412,355	2.24%
Walt Disney Co. (The)	Consumer cyclicals	3,043	396,560	2.15%
Apple, Inc.	Technology	1,743	390,441	2.12%
Texas Instruments, Inc.	Technology	2,856	369,102	2.01%

Dynamic Asset Allocation Conservative Fund 77

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Honeywell International, Inc.	Capital goods	2,063	$349,072	1.90%
Starbucks Corp.	Consumer staples	3,901	344,968	1.87%
Amazon.com, Inc.	Consumer cyclicals	192	333,518	1.81%
Mondelez International, Inc. Class A	Consumer staples	5,925	327,783	1.78%
U.S. Bancorp	Financials	5,719	316,468	1.72%
Automatic Data Processing, Inc.	Consumer cyclicals	1,950	314,827	1.71%
TJX Cos., Inc. (The)	Consumer cyclicals	5,584	311,242	1.69%
Intercontinental Exchange, Inc.	Financials	3,365	310,531	1.69%
Fidelity National Information	Technology	2,295	304,637	1.66%
Services, Inc.
Intuit, Inc.	Technology	1,134	301,510	1.64%
Kinder Morgan, Inc.	Utilities and power	14,283	294,368	1.60%
Ingersoll-Rand PLC	Capital goods	2,385	293,911	1.60%
Sysco Corp.	Consumer staples	3,613	286,849	1.56%
Exelon Corp.	Utilities and power	5,820	281,142	1.53%
Allstate Corp. (The)	Financials	2,507	272,411	1.48%
T-Mobile US, Inc.	Communication services	3,394	267,311	1.45%
Zimmer Biomet Holdings, Inc.	Health care	1,888	259,221	1.41%
Waste Management, Inc.	Capital goods	2,162	248,644	1.35%
Johnson & Johnson	Health care	1,879	243,071	1.32%
Vistra Energy Corp.	Utilities and power	8,997	240,480	1.31%
Exxon Mobil Corp.	Energy	3,364	237,542	1.29%
Omnicom Group, Inc.	Consumer cyclicals	2,934	229,719	1.25%
Cisco Systems, Inc.	Technology	4,513	222,966	1.21%
Cognizant Technology Solutions	Technology	3,628	218,613	1.19%
Corp. Class A
VICI Properties, Inc.	Financials	9,408	213,100	1.16%
eBay, Inc.	Technology	5,365	209,134	1.14%
Baxter International, Inc.	Health care	2,372	207,481	1.13%
Annaly Capital Management, Inc.	Financials	22,490	197,913	1.08%
Verizon Communications, Inc.	Communication services	3,247	195,964	1.06%
Ross Stores, Inc.	Consumer cyclicals	1,753	192,531	1.05%
Merck & Co., Inc.	Health care	2,212	186,203	1.01%
Norfolk Southern Corp.	Transportation	1,012	181,875	0.99%
Hershey Co. (The)	Consumer staples	1,151	178,350	0.97%
Procter & Gamble Co. (The)	Consumer staples	1,387	172,455	0.94%
KLA Corp.	Technology	1,066	169,981	0.92%
Leidos Holdings, Inc.	Technology	1,929	165,629	0.90%
Occidental Petroleum Corp.	Energy	3,690	164,089	0.89%
Pfizer, Inc.	Health care	4,548	163,418	0.89%
Garmin, Ltd.	Technology	1,925	163,050	0.89%
AGNC Investment Corp.	Financials	10,006	160,991	0.87%
Cadence Design Systems, Inc.	Technology	2,296	151,739	0.82%
AutoZone, Inc.	Consumer cyclicals	140	151,413	0.82%
F5 Networks, Inc.	Technology	1,067	149,873	0.81%
Hologic, Inc.	Health care	2,921	147,504	0.80%

78 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
WEC Energy Group, Inc.	Utilities and power	2,407	$228,927	0.63%
Xcel Energy, Inc.	Utilities and power	3,436	222,946	0.62%
Expedia, Inc.	Consumer cyclicals	1,635	219,716	0.61%
AMETEK, Inc.	Conglomerates	2,389	219,329	0.61%
AXA Equitable Holdings, Inc.	Financials	9,885	219,057	0.61%
CGI Group, Inc. Class A (Canada)	Technology	2,757	218,013	0.60%
Hershey Co. (The)	Consumer staples	1,402	217,356	0.60%
Church & Dwight Co., Inc.	Consumer staples	2,859	215,112	0.60%
Aena SME SA (Spain)	Transportation	1,174	214,974	0.59%
Mitsubishi UFJ Financial Group, Inc.	Financials	42,358	214,836	0.59%
(Japan)
Muenchener Rueckversicherungs-	Financials	812	210,044	0.58%
Gesellschaft AG in Muenchen
(Germany)
Starbucks Corp.	Consumer staples	2,372	209,773	0.58%
Roper Technologies, Inc.	Capital goods	585	208,770	0.58%
OGE Energy Corp.	Utilities and power	4,588	208,200	0.58%
Ingersoll-Rand PLC	Capital goods	1,687	207,862	0.57%
Toronto-Dominion Bank (Canada)	Financials	3,560	207,573	0.57%
National Bank of Canada (Canada)	Financials	4,151	206,523	0.57%
Coca-Cola European Partners PLC	Consumer staples	3,708	205,629	0.57%
(United Kingdom)
Swisscom AG (Switzerland)	Communication services	416	205,389	0.57%
Swiss Life Holding AG (Switzerland)	Financials	430	205,327	0.57%
Royal Bank of Canada (Canada)	Financials	2,517	204,210	0.56%
MTU Aero Engines AG (Germany)	Capital goods	763	202,817	0.56%
ANSYS, Inc.	Technology	914	202,257	0.56%
Endesa SA (Spain)	Utilities and power	7,675	201,953	0.56%
Shionogi & Co., Ltd. (Japan)	Health care	3,598	199,599	0.55%
Pernod Ricard SA (France)	Consumer staples	1,115	198,596	0.55%
Telia Company AB (Sweden)	Communication services	44,277	198,222	0.55%
Expeditors International of	Transportation	2,660	197,597	0.55%
Washington, Inc.
Omnicom Group, Inc.	Consumer cyclicals	2,522	197,504	0.55%
Cummins, Inc.	Capital goods	1,213	197,382	0.55%
Canadian Imperial Bank of	Financials	2,384	196,699	0.54%
Commerce (Canada)
Comcast Corp. Class A	Communication services	4,342	195,725	0.54%
Paychex, Inc.	Technology	2,362	195,489	0.54%
Amgen, Inc.	Health care	1,000	193,480	0.54%
Biogen, Inc.	Health care	805	187,319	0.52%
Diageo PLC (United Kingdom)	Consumer staples	4,560	186,892	0.52%
Citrix Systems, Inc.	Technology	1,920	185,354	0.51%
L’Oreal SA (France)	Consumer staples	661	184,976	0.51%
Repsol SA (Spain)	Energy	11,826	184,833	0.51%
Mitsubishi Heavy Industries, Ltd.	Capital goods	4,678	183,105	0.51%
(Japan)

Dynamic Asset Allocation Conservative Fund 79

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Ageas (Belgium)	Financials	3,300	$183,012	0.51%
AutoZone, Inc.	Consumer cyclicals	167	181,586	0.50%
Porsche Automobil Holding SE	Consumer cyclicals	2,775	180,585	0.50%
(Preference) (Germany)
Eni SpA (Italy)	Utilities and power	11,601	177,449	0.49%
Givaudan SA (Switzerland)	Basic materials	63	176,670	0.49%
Rio Tinto PLC (United Kingdom)	Basic materials	3,380	174,923	0.48%
ConocoPhillips	Energy	3,051	173,825	0.48%
Sumitomo Mitsui Financial	Financials	5,082	173,683	0.48%
Group, Inc. (Japan)
Host Hotels & Resorts, Inc.	Consumer cyclicals	10,028	173,382	0.48%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	2,362	172,445	0.48%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Entergy Corp.	Utilities and power	1,811	$212,590	0.63%
Prologis, Inc.	Financials	2,422	206,370	0.62%
Weyerhaeuser Co.	Basic materials	7,410	205,260	0.61%
Camden Property Trust	Financials	1,847	205,026	0.61%
Markel Corp.	Financials	173	204,812	0.61%
Coca-Cola Co. (The)	Consumer staples	3,725	202,784	0.60%
Equifax, Inc.	Consumer cyclicals	1,440	202,620	0.60%
Fortis, Inc. (Canada)	Utilities and power	4,774	201,829	0.60%
Becton Dickinson and Co.	Health care	787	199,169	0.59%
Daimler AG (Registered Shares)	Consumer cyclicals	3,931	195,442	0.58%
(Germany)
Westpac Banking Corp. (Australia)	Financials	9,706	194,182	0.58%
Alexandria Real Estate Equities, Inc.	Financials	1,253	193,007	0.58%
Deere & Co.	Capital goods	1,137	191,816	0.57%
ABB, Ltd. (Switzerland)	Capital goods	9,609	188,798	0.56%
Nasdaq, Inc.	Financials	1,875	186,323	0.56%
SBA Communications Corp.	Communication services	770	185,691	0.55%
Panasonic Corp. (Japan)	Consumer cyclicals	22,702	183,838	0.55%
Arthur J. Gallagher & Co.	Financials	2,040	182,715	0.54%
Southern Co. (The)	Utilities and power	2,935	181,304	0.54%
Nokia OYJ (Finland)	Technology	35,578	180,317	0.54%
Xylem, Inc.	Capital goods	2,250	179,118	0.53%
Liberty Media Corp.-Liberty Formula	Consumer cyclicals	4,206	174,943	0.52%
One Class C
Vornado Realty Trust	Financials	2,742	174,605	0.52%
AIA Group, Ltd. (Hong Kong)	Financials	18,387	173,718	0.52%
Koninklijke KPN NV (Netherlands)	Communication services	55,692	173,667	0.52%
American Tower Corp.	Communication services	784	173,436	0.52%
Autodesk, Inc.	Technology	1,173	173,303	0.52%
Gartner, Inc.	Consumer cyclicals	1,210	173,034	0.52%

80 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
MGM Resorts International	Consumer cyclicals	6,205	$172,001	0.51%
Zurich Insurance Group AG	Financials	449	171,946	0.51%
(Switzerland)
DBS Group Holdings, Ltd. (Singapore)	Financials	9,481	171,495	0.51%
FedEx Corp.	Transportation	1,174	170,951	0.51%
IBM Corp.	Technology	1,156	168,064	0.50%
Anheuser-Busch InBev SA/NV	Consumer staples	1,763	168,026	0.50%
(Belgium)
Ventas, Inc.	Health care	2,280	166,499	0.50%
Dollar Tree, Inc.	Consumer cyclicals	1,417	161,730	0.48%
Banco Santander SA (Spain)	Financials	39,670	161,559	0.48%
NiSource, Inc.	Utilities and power	5,383	161,055	0.48%
AstraZeneca PLC (United Kingdom)	Health care	1,803	160,971	0.48%
Accor SA (France)	Consumer cyclicals	3,719	155,061	0.46%
ANA Holdings, Inc. (Japan)	Transportation	4,596	154,474	0.46%
Commonwealth Bank of Australia	Financials	2,820	153,867	0.46%
(Australia)
Compagnie Financiere Richemont SA	Consumer cyclicals	2,090	153,338	0.46%
(Switzerland)
American Express Co.	Financials	1,291	152,682	0.46%
Crown Castle International Corp.	Communication services	1,094	152,111	0.45%
Waste Connections, Inc.	Capital goods	1,651	151,879	0.45%
TransUnion	Consumer cyclicals	1,851	150,116	0.45%
Nidec Corp. (Japan)	Technology	1,109	148,986	0.44%
Fidelity National Information	Technology	1,114	147,939	0.44%
Services, Inc.
Charter Communications, Inc. Class A	Communication services	359	147,778	0.44%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$957	$14,000	$1,184	5/11/63	300 bp —	$(220)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,868	31,000	2,623	5/11/63	300 bp —	(739)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,828	62,000	5,245	5/11/63	300 bp —	(1,387)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	(53)	120,000	264	5/11/63	200 bp —	251
Index						Monthly
CMBX NA A.6	A/P	39	22,000	48	5/11/63	200 bp —	94
Index						Monthly
CMBX NA BB.6	BB/P	54,887	223,000	34,743	5/11/63	500 bp —	20,330
Index						Monthly

Dynamic Asset Allocation Conservative Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.7	BB/P	$364	$4,000	$286	1/17/47	500 bp —	$81
Index						Monthly
CMBX NA BB.7	BB/P	6,526	47,000	3,356	1/17/47	500 bp —	3,209
Index						Monthly
CMBX NA BB.7	BB/P	12,468	97,000	6,926	1/17/47	500 bp —	5,623
Index						Monthly
CMBX NA BB.7	BB/P	16,427	136,000	9,710	1/17/47	500 bp —	6,830
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(2,447)	2,216,000	4,875	5/11/63	200 bp —	3,167
Index						Monthly
CMBX NA BB.7	BB/P	9,898	74,000	5,284	1/17/47	500 bp —	4,676
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,772	104,000	8,798	5/11/63	300 bp —	1,026
Index						Monthly
CMBX NA BBB–.7	BBB–/P	31,222	395,000	6,162	1/17/47	300 bp —	25,258
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	28,986	481,000	1,058	5/11/63	200 bp —	30,205
Index						Monthly
CMBX NA A.6	A/P	20,305	399,000	878	5/11/63	200 bp —	21,316
Index						Monthly
CMBX NA A.6	A/P	12,141	387,000	851	5/11/63	200 bp —	13,121
Index						Monthly
CMBX NA A.6	A/P	7,708	333,000	733	5/11/63	200 bp —	8,551
Index						Monthly
CMBX NA A.6	A/P	8,351	270,000	594	5/11/63	200 bp —	9,035
Index						Monthly
CMBX NA A.6	A/P	10,374	210,000	462	5/11/63	200 bp —	10,906
Index						Monthly
CMBX NA A.6	A/P	(106)	175,000	385	5/11/63	200 bp —	337
Index						Monthly
CMBX NA A.6	A/P	9,523	145,000	319	5/11/63	200 bp —	9,890
Index						Monthly
CMBX NA A.6	A/P	7,315	142,000	312	5/11/63	200 bp —	7,674
Index						Monthly
CMBX NA A.6	A/P	444	59,000	130	5/11/63	200 bp —	594
Index						Monthly
CMBX NA A.6	A/P	1,584	52,000	114	5/11/63	200 bp —	1,716
Index						Monthly
CMBX NA A.6	A/P	(65)	36,000	79	5/11/63	200 bp —	26
Index						Monthly
CMBX NA A.6	A/P	192	3,000	7	5/11/63	200 bp —	200
Index						Monthly
CMBX NA A.7	A-/P	4,437	88,000	1,522	1/17/47	200 bp —	5,988
Index						Monthly

82 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$317	$4,000	$338	5/11/63	300 bp —	$(20)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	545	8,000	677	5/11/63	300 bp —	(128)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,655	43,000	3,638	5/11/63	300 bp —	1,039
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,226	46,000	3,892	5/11/63	300 bp —	(1,643)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,608	50,000	4,230	5/11/63	300 bp —	(1,597)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,992	71,000	6,007	5/11/63	300 bp —	20
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,260	84,000	7,106	5/11/63	300 bp —	2,196
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,861	105,000	8,883	5/11/63	300 bp —	30
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,393	110,000	9,306	5/11/63	300 bp —	4,142
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,758	113,000	9,560	5/11/63	300 bp —	254
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,992	597,000	50,506	5/11/63	300 bp —	5,785
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,205	761,000	64,381	5/11/63	300 bp —	(6,795)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,300	62,000	967	1/17/47	300 bp —	4,363
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,793	68,000	1,061	1/17/47	300 bp —	4,766
Index						Monthly
CMBX NA BBB–.7	BBB–/P	22,289	283,000	4,415	1/17/47	300 bp —	18,016
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	11,439	54,000	8,413	5/11/63	500 bp —	3,071
Index						Monthly
CMBX NA A.6	A/P	70,276	3,055,000	6,721	5/11/63	200 bp —	78,024
Index						Monthly
CMBX NA A.6	A/P	(34)	113,000	249	5/11/63	200 bp —	253
Index						Monthly
CMBX NA A.6	A/P	210	72,000	158	5/11/63	200 bp —	393
Index						Monthly
CMBX NA A.7	A-/P	11,139	254,000	4,394	1/17/47	200 bp —	15,617
Index						Monthly
CMBX NA BB.10	BB–/P	7,783	97,000	8,458	5/11/63	500 bp —	(594)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	35,852	271,000	22,927	5/11/63	300 bp —	13,061
Index						Monthly

Dynamic Asset Allocation Conservative Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA A.6	A/P	$(25)	$85,000	$187	5/11/63	200 bp —	$190
Index						Monthly
CMBX NA A.6	A/P	847	65,000	143	5/11/63	200 bp —	1,011
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,012	41,000	3,469	5/11/63	300 bp —	564
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,243	43,000	3,638	5/11/63	300 bp —	626
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	12,034	87,000	7,360	5/11/63	300 bp —	4,718
Index						Monthly
CMBX NA A.6	A/P	2,989	221,000	486	5/11/63	200 bp —	3,549
Index						Monthly
CMBX NA A.6	A/P	608	44,000	97	5/11/63	200 bp —	720
Index						Monthly
CMBX NA A.6	A/P	447	40,000	88	5/11/63	200 bp —	548
Index						Monthly
CMBX NA A.6	A/P	982	19,000	42	5/11/63	200 bp —	1,030
Index						Monthly
CMBX NA A.6	A/P	122	13,000	29	5/11/63	200 bp —	155
Index						Monthly
CMBX NA BB.6	BB/P	17,681	72,000	11,218	5/11/63	500 bp —	6,524
Index						Monthly
CMBX NA BB.6	BB/P	35,237	143,000	22,279	5/11/63	500 bp —	13,077
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,300	85,000	7,191	5/11/63	300 bp —	3,151
Index						Monthly
Upfront premium received		690,011	Unrealized appreciation				376,997
Upfront premium (paid)		(2,730)	Unrealized (depreciation)				(13,123)
Total		$687,281	Total				$363,874

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

84 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,357)	$183,000	$3,166	1/17/47	(200 bp) —	$(4,584)
					Monthly
CMBX NA BB.10 Index	(4,696)	45,000	3,924	11/17/59	(500 bp) —	(810)
					Monthly
CMBX NA BB.10 Index	(4,167)	38,000	3,314	11/17/59	(500 bp) —	(891)
					Monthly
CMBX NA BB.11 Index	(17,620)	136,000	10,023	11/18/54	(500 bp) —	(7,710)
					Monthly
CMBX NA BB.11 Index	(4,336)	46,000	3,390	11/18/54	(500 bp) —	(984)
					Monthly
CMBX NA BB.8 Index	(3,725)	30,000	3,489	10/17/57	(500 bp) —	(261)
					Monthly
CMBX NA BB.9 Index	(69,054)	669,000	39,605	9/17/58	(500 bp) —	(30,007)
					Monthly
CMBX NA BB.9 Index	(6,258)	97,000	5,742	9/17/58	(500 bp) —	(597)
					Monthly
CMBX NA BB.9 Index	(4,065)	63,000	3,730	9/17/58	(500 bp) —	(388)
					Monthly
CMBX NA BBB–.6 Index	(553)	5,000	423	5/11/63	(300 bp) —	(133)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(12,542)	94,000	8,197	11/17/59	(500 bp) —	(4,423)
					Monthly
CMBX NA BB.10 Index	(11,178)	94,000	8,197	11/17/59	(500 bp) —	(3,060)
					Monthly
CMBX NA BB.10 Index	(6,091)	49,000	4,273	11/17/59	(500 bp) —	(1,859)
					Monthly
CMBX NA BB.7 Index	(53,129)	323,000	23,062	1/17/47	(500 bp) —	(30,336)
					Monthly
CMBX NA BB.7 Index	(2,136)	121,000	18,852	5/11/63	(500 bp) —	16,615
					Monthly
CMBX NA BB.7 Index	(38,184)	207,000	14,780	1/17/47	(500 bp) —	(23,577)
					Monthly
CMBX NA BB.8 Index	(2,804)	16,000	1,861	10/17/57	(500 bp) —	(956)
					Monthly
CMBX NA BB.9 Index	(33,583)	335,000	19,832	9/17/58	(500 bp) —	(14,030)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(8,695)	85,000	13,243	5/11/63	(500 bp) —	4,477
					Monthly
CMBX NA BB.7 Index	(3,481)	23,000	1,642	1/17/47	(500 bp) —	(1,858)
					Monthly
CMBX NA BB.6 Index	(18,117)	124,000	19,319	5/11/63	(500 bp) —	1,099
					Monthly
CMBX NA BB.7 Index	(48,016)	284,000	20,278	1/17/47	(500 bp) —	(27,975)
					Monthly

Dynamic Asset Allocation Conservative Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(50,559)	$249,000	$17,779	1/17/47	(500 bp) —	$(32,988)
					Monthly
CMBX NA BB.7 Index	(2,949)	18,000	1,285	1/17/47	(500 bp) —	(1,679)
					Monthly
CMBX NA BB.9 Index	(595)	5,000	296	9/17/58	(500 bp) —	(303)
					Monthly
CMBX NA BB.9 Index	(602)	5,000	296	9/17/58	(500 bp) —	(310)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.12 Index	(8,845)	97,000	7,653	8/17/61	(500 bp) —	(1,273)
					Monthly
CMBX NA BB.6 Index	(8,773)	61,000	9,504	5/11/63	(500 bp) —	680
					Monthly
CMBX NA BB.6 Index	(5,185)	39,000	6,076	5/11/63	(500 bp) —	859
					Monthly
CMBX NA BB.7 Index	(253)	2,000	143	1/17/47	(500 bp) —	(112)
					Monthly
CMBX NA BB.9 Index	(2,265)	16,000	947	9/17/58	(500 bp) —	(1,331)
					Monthly
CMBX NA BBB–.7 Index	(13,584)	358,000	5,585	1/17/47	(300 bp) —	(8,178)
					Monthly
CMBX NA BBB–.7 Index	(2,178)	60,000	936	1/17/47	(300 bp) —	(1,272)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(4,743)	45,000	3,924	11/17/59	(500 bp) —	(856)
					Monthly
CMBX NA BB.10 Index	(5,349)	45,000	3,924	11/17/59	(500 bp) —	(1,463)
					Monthly
CMBX NA BB.9 Index	(17,911)	175,000	10,360	9/17/58	(500 bp) —	(7,697)
					Monthly
CMBX NA BB.9 Index	(2,844)	48,000	2,842	9/17/58	(500 bp) —	(36)
					Monthly
CMBX NA BBB–.7 Index	(2,376)	29,000	452	1/17/47	(300 bp) —	(1,939)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,030)	69,000	1,076	1/17/47	(300 bp) —	(5,989)
					Monthly
CMBX NA BB.10 Index	(4,719)	45,000	3,924	11/17/59	(500 bp) —	(833)
					Monthly
CMBX NA BB.11 Index	(3,049)	32,000	2,358	11/18/54	(500 bp) —	(718)
					Monthly
CMBX NA BB.7 Index	(23,139)	120,000	8,568	1/17/47	(500 bp) —	(14,671)
					Monthly
CMBX NA BB.7 Index	(9,251)	46,000	3,284	1/17/47	(500 bp) —	(6,005)
					Monthly
CMBX NA BB.7 Index	(4,238)	21,000	1,499	1/17/47	(500 bp) —	(2,756)
					Monthly

86 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(4,433)	$59,000	$3,493	9/17/58	(500 bp) —	$(989)
					Monthly
CMBX NA BB.9 Index	(2,813)	32,000	1,894	9/17/58	(500 bp) —	(946)
					Monthly
CMBX NA BB.9 Index	(2,651)	31,000	1,835	9/17/58	(500 bp) —	(842)
					Monthly
CMBX NA BB.9 Index	(1,585)	11,000	651	9/17/58	(500 bp) —	(943)
					Monthly
CMBX NA BB.9 Index	(1,213)	10,000	592	9/17/58	(500 bp) —	(629)
					Monthly
CMBX NA BB.9 Index	(606)	5,000	296	9/17/58	(500 bp) —	(314)
					Monthly
Upfront premium received	—	Unrealized appreciation				23,730
Upfront premium (paid)	(547,525)	Unrealized (depreciation)				(249,511)
Total	$(547,525)	Total				$(225,781)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	B+/P	$(1,103,870)	$16,457,000	$1,103,886	12/20/24	500 bp —	$6,874
Index						Quarterly
NA IG Series 33	BBB+/P	(1,430,329)	70,200,000	1,395,576	12/20/24	100 bp —	(21,102)
Index						Quarterly
Total		$(2,534,199)					$(14,228)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Conservative Fund 87

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	$767,572	$11,540,000	$774,069	12/20/24	(500 bp) —	$(11,306)
Index					Quarterly
Total	$767,572					$(11,306)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$15,361,412	$—	$—
Capital goods	29,435,615	—	—
Communication services	24,532,440	—	—
Conglomerates	3,573,519	—	—
Consumer cyclicals	60,488,014	—	—
Consumer staples	44,721,667	—	—
Energy	19,766,436	—	2,501
Financials	80,521,093	—	—
Health care	55,580,764	—	—
Technology	98,237,416	—	—
Transportation	11,436,335	—	—
Utilities and power	18,730,553	25,708	—
Total common stocks	462,385,264	25,708	2,501

Asset-backed securities	—	8,164,333	—
Convertible bonds and notes	—	45,810	—
Convertible preferred stocks	—	113,920	2,200
Corporate bonds and notes	—	268,585,385	88
Foreign government and agency bonds and notes	—	8,740,509	—
Mortgage-backed securities	—	43,327,826	—
Preferred stocks	—	53,337	—
Purchased options outstanding	—	222,415	—
Senior loans	—	1,346,715	—
U.S. government and agency mortgage obligations	—	212,871,144	—
U.S. treasury obligations	—	116,072	—
Short-term investments	140,006,994	15,933,131	—
Totals by level	$602,392,258	$559,546,305	$4,789

88 Dynamic Asset Allocation Conservative Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(252,960)	$—
Futures contracts	(843,704)	—	—
Written options outstanding	—	(78,049)	—
TBA sale commitments	—	(4,070,781)	—
Interest rate swap contracts	—	(135,891)	—
Total return swap contracts	—	559,852	—
Credit default contracts	—	1,739,430	—
Totals by level	$(843,704)	$(2,238,399)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 89

Statement of assets and liabilities 9/30/19

ASSETS
Investment in securities, at value, including $2,738,843 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $936,279,801)	$1,019,372,758
Affiliated issuers (identified cost $142,570,594) (Notes 1 and 5)	142,570,594
Cash	32,432
Foreign currency (cost $209,192) (Note 1)	208,352
Dividends, interest and other receivables	4,690,280
Receivable for shares of the fund sold	13,537,847
Receivable for investments sold	963,992
Receivable for sales of TBA securities (Note 1)	4,078,867
Receivable for variation margin on futures contracts (Note 1)	358,084
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,768,329
Unrealized appreciation on forward currency contracts (Note 1)	728,297
Unrealized appreciation on OTC swap contracts (Note 1)	1,502,468
Premium paid on OTC swap contracts (Note 1)	550,255
Prepaid assets	37,386
Total assets	1,191,399,941

LIABILITIES
Payable for investments purchased	1,499,811
Payable for purchases of delayed delivery securities (Note 1)	921,010
Payable for purchases of TBA securities (Note 1)	70,811,619
Payable for shares of the fund repurchased	1,161,283
Payable for compensation of Manager (Note 2)	463,641
Payable for custodian fees (Note 2)	106,269
Payable for investor servicing fees (Note 2)	226,714
Payable for Trustee compensation and expenses (Note 2)	204,129
Payable for administrative services (Note 2)	4,201
Payable for distribution fees (Note 2)	416,261
Payable for variation margin on futures contracts (Note 1)	922,392
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,676,750
Unrealized depreciation on OTC swap contracts (Note 1)	804,523
Premium received on OTC swap contracts (Note 1)	690,011
Unrealized depreciation on forward currency contracts (Note 1)	981,257
Written options outstanding, at value (premiums $189,080) (Note 1)	78,049
TBA sale commitments, at value (proceeds receivable $4,075,742) (Note 1)	4,070,781
Collateral on securities loaned, at value (Note 1)	2,793,600
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	346,072
Other accrued expenses	271,969
Total liabilities	89,450,342

Net assets	$1,101,949,599

(Continued on next page)

90 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,005,415,319
Total distributable earnings (Note 1)	96,534,280
Total — Representing net assets applicable to capital shares outstanding	$1,101,949,599

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($472,811,326 divided by 43,945,228 shares)	$10.76
Offering price per class A share (100/94.25 of $10.76)*	$11.42
Net asset value and offering price per class B share ($11,609,182 divided by 1,088,430 shares)**	$10.67
Net asset value and offering price per class C share ($108,581,878 divided by 10,233,969 shares)**	$10.61
Net asset value and redemption price per class M share ($7,924,983 divided by 745,768 shares)	$10.63
Offering price per class M share (100/96.50 of $10.63)*	$11.02
Net asset value, offering price and redemption price per class P share
($144,175,470 divided by 13,350,823 shares)	$10.80
Net asset value, offering price and redemption price per class R share
($10,450,571 divided by 942,980 shares)	$11.08
Net asset value, offering price and redemption price per class R5 share
($5,780,714 divided by 535,194 shares)	$10.80
Net asset value, offering price and redemption price per class R6 share
($116,455,991 divided by 10,774,358 shares)	$10.81
Net asset value, offering price and redemption price per class Y share
($224,159,484 divided by 20,746,296 shares)	$10.80

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 91

Statement of operations Year ended 9/30/19

INVESTMENT INCOME
Interest (net of foreign tax of $1,986) (including interest income of $2,348,036 from investments
in affiliated issuers) (Note 5)	$21,398,098
Dividends (net of foreign tax of $269,371)	11,236,252
Securities lending (net of expenses) (Notes 1 and 5)	17,097
Total investment income	32,651,447

EXPENSES
Compensation of Manager (Note 2)	5,543,660
Investor servicing fees (Note 2)	1,372,125
Custodian fees (Note 2)	124,842
Trustee compensation and expenses (Note 2)	47,585
Distribution fees (Note 2)	2,510,669
Administrative services (Note 2)	31,929
Other	528,639
Total expenses	10,159,449
Expense reduction (Note 2)	(14,306)
Net expenses	10,145,143

Net investment income	22,506,304

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(4,877,196)
Foreign currency transactions (Note 1)	(5,710)
Forward currency contracts (Note 1)	(713,172)
Futures contracts (Note 1)	3,107,535
Swap contracts (Note 1)	2,646,824
Written options (Note 1)	94,647
Total net realized gain	252,928
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	16,008,110
Assets and liabilities in foreign currencies	(6,488)
Forward currency contracts	(302,354)
Futures contracts	3,077,133
Swap contracts	318,190
Written options	109,021
Total change in net unrealized appreciation	19,203,612

Net gain on investments	19,456,540

Net increase in net assets resulting from operations	$41,962,844

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/19	Year ended 9/30/18
Operations
Net investment income	$22,506,304	$22,066,964
Net realized gain on investments
and foreign currency transactions	252,928	30,136,975
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	19,203,612	(17,878,496)
Net increase in net assets resulting from operations	41,962,844	34,325,443
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(9,805,205)	(8,785,799)
Class B	(174,645)	(183,747)
Class C	(1,514,089)	(1,367,213)
Class M	(127,457)	(106,944)
Class P	(3,039,838)	(2,309,946)
Class R	(181,709)	(162,475)
Class R5	(131,370)	(123,481)
Class R6	(2,664,129)	(2,546,846)
Class Y	(5,017,574)	(4,659,815)
Net realized short-term gain on investments
Class A	—	(676,001)
Class B	—	(26,062)
Class C	—	(192,699)
Class M	—	(11,116)
Class P	—	(144,272)
Class R	—	(15,918)
Class R5	—	(8,492)
Class R6	—	(158,258)
Class Y	—	(323,178)
From net realized long-term gain on investments
Class A	(12,171,725)	(2,704,005)
Class B	(369,041)	(104,249)
Class C	(2,938,732)	(770,796)
Class M	(200,959)	(44,464)
Class P	(3,099,098)	(577,088)
Class R	(261,554)	(63,671)
Class R5	(149,195)	(33,966)
Class R6	(2,745,207)	(633,034)
Class Y	(5,603,324)	(1,292,710)
Increase (decrease) from capital share transactions (Note 4)	10,445,580	(31,540,551)
Total increase (decrease) in net assets	2,213,573	(25,241,353)

NET ASSETS
Beginning of year	1,099,736,026	1,124,977,379
End of year	$1,101,949,599	$1,099,736,026

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 93

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2019	$10.86	.22	.18	.40	(.22)	(.28)	(.50)	$10.76	3.98	$472,811	1.00	2.07	173
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04[e]	1.44[e]	614
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	10.46	1.58	463,857	1.02	1.41	559
Class B
September 30, 2019	$10.77	.14	.18	.32	(.14)	(.28)	(.42)	$10.67	3.24	$11,609	1.75	1.31	173
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79[e]	.68[e]	614
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	10.39	.94	20,513	1.77	.65	559
Class C
September 30, 2019	$10.71	.14	.18	.32	(.14)	(.28)	(.42)	$10.61	3.27	$108,582	1.75	1.32	173
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79[e]	.68[e]	614
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	10.35	.97	79,407	1.77	.66	559
Class M
September 30, 2019	$10.73	.16	.19	.35	(.17)	(.28)	(.45)	$10.63	3.52	$7,925	1.50	1.57	173
September 30, 2018	10.67	.15	.13	.28	(.14)	(.08)	(.22)	10.73	2.59	7,940	1.49	1.44	166
September 30, 2017	10.20	.12	.52	.64	(.11)	(.06)	(.17)	10.67	6.34	9,561	1.51	1.14	327
September 30, 2016	10.35	.09	.48	.57	(.14)	(.58)	(.72)	10.20	5.83	16,801	1.54[e]	.93[e]	614
September 30, 2015	11.03	.10	.03	.13	(.14)	(.67)	(.81)	10.35	1.10	10,541	1.52	.91	559
Class P
September 30, 2019	$10.89	.26	.19	.45	(.26)	(.28)	(.54)	$10.80	4.48	$144,175.60		2.47	173
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
September 30, 2016†	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614
Class R
September 30, 2019	$11.17	.20	.18	.38	(.19)	(.28)	(.47)	$11.08	3.69	$10,451	1.25	1.82	173
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29[e]	1.16[e]	614
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	10.73	1.38	5,256	1.27	1.16	559

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 95

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
September 30, 2019	$10.90	.25	.18	.43	(.25)	(.28)	(.53)	$10.80	4.26	$5,781.71		2.36	173
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73[e]	1.74[e]	614
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	10.49	1.98	237.73		1.71	559
Class R6
September 30, 2019	$10.90	.26	.19	.45	(.26)	(.28)	(.54)	$10.81	4.42	$116,456.64		2.43	173
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66[e]	1.78[e]	614
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	10.50	2.04	16,011.66		1.80	559
Class Y
September 30, 2019	$10.90	.24	.18	.42	(.24)	(.28)	(.52)	$10.80	4.20	$224,159.75		2.32	173
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79[e]	1.68[e]	614
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	10.50	1.92	133,945.77		1.66	559

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 97

Notes to financial statements 9/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through September 30, 2019.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

98 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Conservative Fund 99

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

100 Dynamic Asset Allocation Conservative Fund

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate

Dynamic Asset Allocation Conservative Fund 101

swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty

102 Dynamic Asset Allocation Conservative Fund

risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $545,712 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

Dynamic Asset Allocation Conservative Fund 103

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $482,421 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $418,252 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,793,600 and the value of securities loaned amounted to $2,738,843.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts

104 Dynamic Asset Allocation Conservative Fund

and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $280,345 to increase undistributed net investment income, $3,907 to increase paid-in capital and $284,252 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$99,696,111
Unrealized depreciation	(20,255,888)
Net unrealized appreciation	79,440,223
Undistributed ordinary income	14,169,312
Undistributed long-term gain	3,064,535
Cost for federal income tax purposes	$1,079,421,026

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.521% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Dynamic Asset Allocation Conservative Fund 105

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$735,998	Class R	16,077
Class B	20,315	Class R5	6,648
Class C	172,731	Class R6	54,904
Class M	12,327	Class Y	340,887
Class P	12,238	Total	$1,372,125

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $12,253 under the expense offset arrangements and by $2,053 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $761, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

106 Dynamic Asset Allocation Conservative Fund

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,171,738
Class B	1.00%	1.00%	129,322
Class C	1.00%	1.00%	1,099,579
Class M	1.00%	0.75%	58,855
Class R	1.00%	0.50%	51,175
Total			$2,510,669

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $71,572 and $1,189 from the sale of class A and class M shares, respectively, and received $2,508 and $1,746 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $193 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,692,308,679	$1,709,777,050
U.S. government securities (Long-term)	—	—
Total	$1,692,308,679	$1,709,777,050

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	5,884,305	$61,566,512	8,381,885	$90,360,389
Shares issued in connection with
reinvestment of distributions	2,073,426	21,150,429	1,071,567	11,622,526
	7,957,731	82,716,941	9,453,452	101,982,915
Shares repurchased	(8,725,599)	(91,544,472)	(10,172,752)	(109,985,130)
Net decrease	(767,868)	$(8,827,531)	(719,300)	$(8,002,215)

Dynamic Asset Allocation Conservative Fund 107

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	65,787	$683,238	72,100	$774,526
Shares issued in connection with
reinvestment of distributions	48,863	490,827	26,577	286,558
	114,650	1,174,065	98,677	1,061,084
Shares repurchased	(474,201)	(4,915,652)	(443,467)	(4,749,924)
Net decrease	(359,551)	$(3,741,587)	(344,790)	$(3,688,840)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	1,703,851	$17,572,198	2,841,505	$30,354,104
Shares issued in connection with
reinvestment of distributions	426,265	4,265,810	204,087	2,190,244
	2,130,116	21,838,008	3,045,592	32,544,348
Shares repurchased	(2,876,826)	(29,725,263)	(4,554,054)	(48,357,108)
Net decrease	(746,710)	$(7,887,255)	(1,508,462)	$(15,812,760)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	127,266	$1,294,421	106,072	$1,134,438
Shares issued in connection with
reinvestment of distributions	32,116	322,820	14,680	157,553
	159,382	1,617,241	120,752	1,291,991
Shares repurchased	(153,648)	(1,587,478)	(276,627)	(2,974,020)
Net increase (decrease)	5,734	$29,763	(155,875)	$(1,682,029)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class P	Shares	Amount	Shares	Amount
Shares sold	5,293,038	$55,981,653	4,124,321	$44,816,941
Shares issued in connection with
reinvestment of distributions	598,695	6,138,936	278,862	3,031,306
	5,891,733	62,120,589	4,403,183	47,848,247
Shares repurchased	(3,602,341)	(37,940,924)	(2,804,283)	(30,425,390)
Net increase	2,289,392	$24,179,665	1,598,900	$17,422,857

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	230,886	$2,490,620	218,004	$2,423,419
Shares issued in connection with
reinvestment of distributions	38,773	406,555	18,319	204,431
	269,659	2,897,175	236,323	2,627,850
Shares repurchased	(258,725)	(2,784,358)	(404,603)	(4,510,736)
Net increase (decrease)	10,934	$112,817	(168,280)	$(1,882,886)

108 Dynamic Asset Allocation Conservative Fund

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	76,693	$812,361	628,567	$6,826,695
Shares issued in connection with
reinvestment of distributions	27,386	280,565	15,244	165,939
	104,079	1,092,926	643,811	6,992,634
Shares repurchased	(87,506)	(904,206)	(134,897)	(1,460,363)
Net increase	16,573	$188,720	508,914	$5,532,271

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,130,445	$32,939,741	3,462,995	$37,622,911
Shares issued in connection with
reinvestment of distributions	526,801	5,409,336	306,627	3,338,138
	3,657,246	38,349,077	3,769,622	40,961,049
Shares repurchased	(2,645,588)	(27,902,616)	(4,488,872)	(48,848,171)
Net increase (decrease)	1,011,658	$10,446,461	(719,250)	$(7,887,122)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,743,271	$49,899,114	6,043,072	$65,642,275
Shares issued in connection with
reinvestment of distributions	987,724	10,124,065	530,852	5,777,305
	5,730,995	60,023,179	6,573,924	71,419,580
Shares repurchased	(6,108,405)	(64,078,652)	(8,011,766)	(86,959,407)
Net decrease	(377,410)	$(4,055,473)	(1,437,842)	$(15,539,827)

At the close of the reporting period, the Putnam RetirementReady Funds owned 11.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/18	cost	proceeds	income	of 9/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$659,050	$51,246,631	$49,112,081	$83,177	$2,793,600
Putnam Short Term
Investment Fund**	98,088,027	285,473,563	243,784,596	2,348,036	139,776,994
Total Short-term
investments	$98,747,077	$336,720,194	$292,896,677	$2,431,213	$142,570,594

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Conservative Fund 109

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$16,900,000
Written currency option contracts (contract amount)	$18,700,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$157,800,000
Centrally cleared interest rate swap contracts (notional)	$193,000,000
OTC total return swap contracts (notional)	$87,200,000
OTC credit default contracts (notional)	$18,800,000
Centrally cleared credit default contracts (notional)	$91,500,000
Warrants (number of warrants)	200

110 Dynamic Asset Allocation Conservative Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$2,873,214*	Unrealized depreciation	$1,133,784*
Foreign exchange
contracts	Investments, Receivables	950,712	Payables	1,059,306
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	3,375,890*	Unrealized depreciation	1,374,040*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	241,019*	Unrealized depreciation	2,662,612*
Total		$7,440,835		$6,229,742

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$2,178,329	$2,178,329
Foreign exchange
contracts	—	80,193	—	(713,172)	—	(632,979)
Equity contracts	12	—	(9,226,058)	—	112,874	(9,113,172)
Interest rate
contracts	—	—	12,333,593	—	355,621	12,689,214
Total	$12	$80,193	$3,107,535	$(713,172)	$2,646,824	$5,121,392

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(165,828)	$(165,828)
Foreign exchange
contracts	—	14,827	—	(302,354)	—	(287,527)
Equity contracts	(72)	—	2,499,848	—	432,523	2,932,299
Interest rate
contracts	—	—	577,285	—	51,495	628,780
Total	$(72)	$14,827	$3,077,133	$(302,354)	$318,190	$3,107,724

Dynamic Asset Allocation Conservative Fund 111

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 2,680,317	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 2,680,317
OTC Total return swap contracts*#	—	2,145	—	—	470,842	—	—	628,247	—	—	507	—	—	—	—	—	—	1,101,741
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	359	5,614	8,370	—	—	12,696	379	854	—	—	—	—	28,272
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	72,693	98,021	73,477	—	—	30,456	21,232	29,092	—	—	—	—	324,971
Centrally cleared credit default contracts§	—	—	88,012	—	—	—	—	—	—	—	—	—	—	—	—	—	—	88,012
Futures contracts§	—	—	—	339,771	—	—	—	—	—	—	18,313	—	—	—	—	—	—	358,084
Forward currency contracts#	94,172	71,131	—	—	60,585	—	1,621	202,201	112,330	139,864	—	—	—	12,848	15,688	16,219	1,638	728,297
Purchased options**#	71,795	—	—	—	75,310	—	—	75,310	—	—	—	—	—	—	—	—	—	222,415
Total Assets	$165,967	$73,276	$2,768,329	$339,771	$606,737	$73,052	$105,256	$987,605	$112,330	$139,864	$61,972	$21,611	$29,946	$12,848	$15,688	$16,219	$1,638	$5,532,109
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	2,676,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,676,750
OTC Total return swap contracts*#	—	1,061	—	—	500,120	—	21	40,681	—	—	6	—	—	—	—	—	—	541,889
OTC Credit default contracts —
protection sold*#	8,999	—	—	—	—	54,599	19,932	173,766	—	—	39,536	7,065	47,782	—	—	—	—	351,679
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	3,227	—	—	—	—	—	—	—	—	—	—	—	3,227
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	842,470	—	—	—	—	—	—	79,922	—	—	—	—	—	—	922,392
Forward currency contracts#	272,125	19,691	—	—	102,928	—	54,619	51,143	58,511	61,755	—	—	—	202,302	52,016	50,840	55,327	981,257
Written options#	—	—	—	—	39,025	—	—	39,024	—	—	—	—	—	—	—	—	—	78,049
Total Liabilities	$281,124	$20,752	$2,676,750	$842,470	$642,073	$57,826	$74,572	$304,614	$58,511	$61,755	$119,464	$7,065	$47,782	$202,302	$52,016	$50,840	$55,327	$5,555,243
Total Financial and Derivative
Net Assets	$(115,157)	$52,524	$91,579	$(502,699)	$(35,336)	$15,226	$30,684	$682,991	$53,819	$78,109	$(57,492)	$14,546	$(17,836)	$(189,454)	$(36,328)	$(34,621)	$(53,689)	$(23,134)
Total collateral received (pledged)†##	$(115,157)	$—	$—	$—	$(30,885)	$—	$30,684	$545,712	$53,819	$78,109	$—	$—	$(17,836)	$(120,940)	$(36,328)	$—	$—
Net amount	$—	$52,524	$91,579	$(502,699)	$(4,451)	$15,226	$—	$137,279	$—	$—	$(57,492)	$14,546	$—	$(68,514)	$—	$(34,621)	$(53,689)

112 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 113

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$110,000	$—	$116,072	$120,000	$—	$—	$—	$—	$—	$—	$—	$346,072
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$545,712	$—	$—	$—	$—	$—	$—	$—	$—	$—	$545,712
Collateral (pledged) (including
TBA commitments)**	$(121,756)	$—	$—	$—	$(30,885)	$—	$—	$—	$—	$—	$—	$—	$(22,915)	$(120,940)	$(121,756)	$—	$—	$(418,252)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $8,501,707 and $2,638,901, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

114 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 115

PUTNAM ASSET ALLOCATION FUNDS
FORM N-1A
PART C

OTHER INFORMATION

Item 28.     Exhibits

(a) Amended and Restated Agreement and Declaration of Trust dated March 21, 2014 -- Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(b)(1) Amended and Restated Bylaws dated as of October 17, 2014 -- Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(b)(2) Amendment to Amended and Restated Bylaws dated as of April 22, 2016 -- Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(c)(2) Portions of Bylaws Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

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(d)(1) Management Contract with Putnam Investment Management, LLC dated February 27, 2014; Schedule A amended as of November 22, 2019; Schedule B amended as of November 22, 2019.


(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; Schedule A amended as of November 22, 2019.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated February 27, 2014; Schedule A amended as of November 22, 2019.

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(e)(1) Amended and Restated Distributor’s Contract with Putnam Retail Management Limited Partnership dated July 1, 2013 for Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, and Putnam Dynamic Asset Allocation Growth Fund -- Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.


(e)(2)(i) Form of Dealer Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(e)(2)(ii) Schedule of Dealer Sales Contracts conforming in all material respects to the Form of Dealer Sales Contract filed as Exhibit (e)(2)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(e)(3)(i) Form of Financial Institution Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(e)(3)(ii) Schedule of Financial Institution Sales Contracts conforming in all material respects to the Form of Financial Institution Sales Contract filed as Exhibit (e)(3)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 -- Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(g)(1) Amended and Restated Custodian Agreement with Putnam Fiduciary Trust Company dated February 10, 2006 -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed on January 26, 2007.

(g)(2) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of July 24, 2017 -- Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.

(g)(3) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated August 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(h)(1) Amended & Restated Investor Servicing Agreement – Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; Appendix A amended as of July 24, 2017 -- Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.

(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of July 24, 2017 -- Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.

(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

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(h)(6) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; Schedules A and B amended as of September 20, 2019.


(h)(7) Credit Agreement with State Street Bank and Trust Company and certain other lenders dated September 24, 2015 -- Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(h)(8) Joinder Agreement No. 1 to Credit Agreement with State Street Bank and Trust Company and certain other lenders dated August 29, 2016 -- Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 27, 2016.

(h)(9) Amendment No. 1 to Credit Agreement with State Street Bank and Trust Company, dated September 22, 2016 -- Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 27, 2016.

(h)(10) Amendment No. 2 to Credit Agreement with State Street Bank and Trust Company, dated September 21, 2017 -- Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.

(h)(11) Amendment No. 3 to Credit Agreement with State Street Bank and Trust Company, dated September 20, 2018 -- Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on January 25, 2019.

(h)(12) Amendment No. 4 to Credit Agreement with State Street Bank and Trust Company, dated September 19, 2019.

(h)(13) Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 24, 2015 -- Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(h)(14) First Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated August 29, 2016 -- Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 27, 2016.

(h)(15) Second Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 22, 2016 -- Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 27, 2016.

(h)(16) Third Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 21, 2017 -- Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.

(h)(17) Fourth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 20, 2018 -- Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on January 25, 2019.

(h)(18) Fifth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 19, 2019.

(h)(19)(i) Form of Indemnification Agreement dated March 18, 2016 -- Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.

(h)(19)(ii) Schedule of Indemnification Agreements conforming in all material respects to the Form of Indemnification Agreement filed as Exhibit (h)(19)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.


(h)(20) Expense Limitation Agreement with Putnam Investment Management, LLC (“PIM”) dated June 28, 2019.

(h)(21) Expense Limitation Agreement with Putnam Investor Services, Inc. (“PSERV”) dated June 28, 2019.

(i) Opinion of Ropes & Gray LLP, including consent -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.

(j)(1) Consent of Independent Registered Public Accounting Firm – Putnam Dynamic Asset Allocation Growth Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Balanced Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Conservative Fund.


(k) Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.

(m)(1) Class A Distribution Plan and Agreement dated November 8, 1993 -- Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(m)(2) Class B Distribution Plan and Agreement dated November 8, 1993 -- Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(m)(3) Class C Distribution Plan and Agreement dated September 1, 1994 -- Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(4) Class M Distribution Plan and Agreement dated January 30, 1995 -- Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(5) Class R Distribution Plan and Agreement dated November 15, 2002 -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement filed on January 29, 2003.

(m)(6)(i) Form of Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(m)(6)(ii) Schedule of Dealer Service Agreements conforming in all material respects to the Form of Dealer Service Agreement filed as Exhibit (m)(6)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(m)(7)(i) Form of Financial Institution Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(m)(7)(ii) Schedule of Financial Institution Service Agreements conforming in all material respects to the Form of Financial Institution Service Agreement filed as Exhibit (m)(7)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.


(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended September 20, 2019.

(p)(1) The Putnam Funds Code of Ethics dated July 2016 -- Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.


(p)(2) Putnam Investments Code of Ethics dated October 2019.

Item 29.   Persons Controlled by or Under Common Control with the Fund

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The Registrant is not controlled by or under common control with any other person.

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Item 30.   Indemnification

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, (File No. 811-07121). In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Massachusetts business trusts comprising The Putnam Funds (each, a “Trust”) have also agreed to contractually indemnify each Trustee. The agreement between the Trusts and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Registrant’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that each Trust severally shall indemnify and hold harmless the Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, unless the Trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and, therefore, is unenforceable.

Item 31.   Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is 100 Federal Street, Boston, Massachusetts 02110. The address of the Sub-Manager is 16 St James’s Street, London, England, SW1A 1ER.

Name and Title	Non-Putnam business, profession, vocation or employment
N/A

Item 32.   Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

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George Putnam Balanced Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Funds Trust, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Massachusetts Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Recovery Fund, Putnam Mortgage Securities Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Target Date Funds, Putnam Sustainable Leaders Fund, Putnam Tax Exempt Income Fund, Putnam Tax-Free Income Trust and Putnam Variable Trust.


(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is 100 Federal Street, Boston, Massachusetts 02110.

Name	Position and Office with the Underwriter
Gould, Jeffrey L.	President
Burns, Robert T. *	General Counsel and Secretary
Derman, Jeremy E.	Counsel and Assistant Secretary
Tate, Stephen J.	Chief Legal Officer, Deputy General Counsel
and Assistant Secretary
Maher, Stephen B.	Assistant Treasurer
Norris, Cheryl A.	Assistant Treasurer
Clark, James F.**	Vice President
Ettinger, Robert D.	Financial and Operations Principal, Vice
President and Treasurer
Trenchard, Mark C.***	Vice President
Higgins, Matthew W.	Chief Compliance Officer
Whitaker, Anne N.	Manager, Compliance

*Mr. Burns is Vice President and Chief Legal Officer of the Registrant.
**Mr. Clark is Vice President and Chief Compliance Officer of the Registrant.
***Mr. Trenchard is Vice President of the Registrant.

Item 33.   Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are the Registrant's Clerk, Michael J. Higgins; the Registrant's investment adviser, PIM; the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodians, Putnam Fiduciary Trust Company (PFTC) and State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing and bookkeeping services); and the Registrant's transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM, PFTC and Putnam Investor Services, Inc. is 100 Federal Street, Boston, Massachusetts 02110. State Street Bank and Trust Company is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Item 34.   Management Services

None.

Item 35.   Undertakings

None.

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

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of Putnam Asset Allocation Funds is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

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

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 27th day of January, 2020.


Putnam Asset Allocation Funds

By: /s/ Jonathan S. Horwitz,
Executive Vice President, Principal Executive
Officer and Compliance Liaison


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title

Kenneth R. Leibler*	Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee

Jonathan S. Horwitz*	Executive Vice President, Principal Executive
Officer
and Compliance Liaison

Janet C. Smith*	Vice President, Principal Financial Officer, Principal
Accounting Officer and Assistant Treasurer

Liaquat Ahamed*	Trustee

Ravi Akhoury*	Trustee

Barbara M. Baumann*	Trustee

Katinka Domotorffy*	Trustee

Catharine Bond Hill*	Trustee

Paul L. Joskow*	Trustee

Robert E. Patterson*	Trustee

George Putnam, III*	Trustee

Manoj P. Singh*	Trustee

By: /s/ Jonathan S. Horwitz, as Attorney-in-Fact
January 27, 2020
* Signed pursuant to power of attorney filed in Post-
Effective Amendment No. 41 to the Registrant's
Registration Statement on January 25, 2019.

EXHIBIT INDEX

Item 28.      Exhibits

(d)(1) Management Contract with Putnam Investment Management, LLC dated February 27, 2014; Schedule A amended as of November 22, 2019; Schedule B amended as of November 22, 2019.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; Schedule A amended as of November 22, 2019.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated February 27, 2014; Schedule A amended as of November 22, 2019.

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(h)(6) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; Schedules A and B amended as of September 20, 2019.

(h)(12) Amendment No. 4 to Credit Agreement with State Street Bank and Trust Company, dated September 19, 2019.

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(h)(18) Fifth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 19, 2019.

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(h)(20) Expense Limitation Agreement with Putnam Investment Management, LLC (“PIM”) dated June 28, 2019.

(h)(21) Expense Limitation Agreement with Putnam Investor Services, Inc. (“PSERV”) dated June 28, 2019.

(j)(1) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Growth Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Balanced Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Conservative Fund.

(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended September 20, 2019.

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(p)(2) Putnam Investments Code of Ethics dated October 2019.